EXHIBIT 4.3.7





                              AMENDED AND RESTATED
                        SERIES E LOAN AND TRUST AGREEMENT

                                     among

                       BUSINESS FINANCE AUTHORITY OF THE
                             STATE OF NEW HAMPSHIRE

            formerly known as The Industrial Development Authority
                        of the State of New Hampshire)
                                     and

                  PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

                                     and
            STATE STREET BANK AND TRUST COMPANY, as Trustee
                         Dated as of April 1, 1999
                           Amending and Restating

          Series E Loan and Trust Agreement Dated as of May 1, 1991,
         as amended by First Supplement Dated as of December 1, 1993 and Second Supplement Dated as of May 1, 1995
                       And Providing for the Issue of:

                                $114,500,000

     ($69,700,000 outstanding at the time of amendment and restatement) The Industrial Development Authority of the State of New Hampshire
                         Pollution Control Revenue Bonds

(Public Service Company of New Hampshire Project - 1991 Taxable Series E)
                                      and

                                  $44,800,000

             Business Finance Authority of the State of New Hampshire
                  Pollution Control Refunding Revenue Bonds

(Public Service Company of New Hampshire Project - 1993 Tax-Exempt Series E)








TABLE OF CONTENTS

ARTICLE I:  INTRODUCTION AND DEFINITIONS
     Section 101. Description of this Agreement and the Parties
     Section 102. Definitions
     (a) Words
     (b)  Number and Gender
     (c)  Use of Examples
ARTICLE II:  LOAN OF BOND PROCEEDS; ISSUE OF SERIES G
     Section 201. Issue of Series G First Mortgage Bonds; Confirmation Concerning Series G First Mortgage Bonds
     (a) Issue of Series G First Mortgage Bonds
     (b) Confirmation Concerning Series G First Mortgage Bonds
     Section 202. Assignment and Pledge of the Authority
     Section 203. Further Assurances
     Section 204. Defeasance
ARTICLE III:  THE BORROWING
     Section 301. The Bonds
     (a) Forms of 1991 Series E Bonds and 1993 Series E Bonds
     (i) Form of Flexible 1991 Series E Bond
     (ii) Form of Weekly 1991 Series E Bond
     (iii) Form of Multiannual 1991 Series E Bond
     (iv) Form of Fixed Rate 1991 Series E Bond
     (vi) Form of Weekly 1993 Series E Bond
     (vii) Form of Multiannual 1993 Series E Bond
     (viii) Form of Fixed Rate 1993 Series E Bond
     (ix) Form of Book-Entry Only System Flexible 1991 Series E Bond
     (b)  Details of the 1991 Series E Bonds and the 1993 Series E Bonds
     (i) Details of the 1991 Series E Bonds.
     (ii) Details of the 1993 Series E Bonds.
     (c)  Tax-Exempt Refunding Bonds
     (d)  Flexible Mode
     (i)   Determination of Flexible Rates
     (ii)  Conversions from the Flexible Mode
     (iii) Mandatory Tender for Purchase
     (e) Weekly Mode
     (i)   Determination of Weekly Rates
     (ii)  Conversions from Weekly Mode
     (iii) Bondowners' Option to Tender Bonds in Weekly Mode
     (iv) Events Requiring Mandatory Tender of Weekly Bond
     (A) Expiration of Credit Facility without Substitution or Replacement; Substitution of Credit Facility
     (B) Change in Mode
     (f) Multiannual Mode
     (i) Determination of Multiannual Rate
     (ii) Conversions from Multiannual Mode and Changes of Rate Period
     (iii) Mandatory Tender for Purchase
     (g) Conversion to Fixed Rate Mode
     (h) Partial Conversions
     (i) General
     (ii) Selection
     (iii) Amendment
     (i) Cancellation and Destruction of Bonds
     (j) Replacement of Bonds
     (k) Interest on Overdue Principal
     Section 302. Application of 1991 Series E Bond Proceeds
     Section 303. Application of Tax-Exempt Refunding Bond
     Proceeds and of 1993 Series E Bond Proceeds
     (a) Application of Tax-Exempt Refunding Bond Proceeds
     (b) Application of 1993 Series E Bond Proceeds
     Section 304. Bond Fund
     (a) Establishment and Purpose
     (b) Excess in Bond Fund
     (c) Unclaimed Moneys
     Section 305. Rebate
     Section 306. Expenses of Issue
     Section 307. Application of Moneys
     Section 308. Payments by the Company
     (a) Payments of Debt Service by the Company
     (b) Additional Payments
     (c) Drawings on the Credit Facility
     (i) Debt Service
     (ii) Tenders for Purchase
     (iii) Use of Credit Facility
     (iv) Failed Conversion
     (d) Payment of Debt Service
     (e) Company's Purchase of Bonds
     Section 309. Unconditional Obligation
     Section 310. Redemption of the Bonds
     (a) Optional Redemption
     (b) Extraordinary Optional Redemption
     (c) Notice by the Company
     (d) Payment of Redemption Price and Accrued Interest
     (e) Notice of Redemption
     Section 311. Purchase of Bonds Tendered
     (a) Procedure
     (i) Notice
     (ii) Sources of Payments
     (b) Payments by the Paying Agent
     (c) Commencement of New Mode or Rate Period
     Section 312. Remarketing of Bonds Tendered
     (a) General
     (b) Remarketing of Bonds in the Weekly Mode Between Notice and   Redemption
or Conversion Date
     Section 313. Paying Agent
     (a) Appointment and Responsibilities
     (b) Removal or Resignation of Paying Agent
     (c) Successors
     Section 314. Remarketing Agent
     (a) Qualifications and Responsibilities
     (b) Removal or Resignation of Remarketing Agent
     (c) Successors
     Section 315. Investments
     Section 316. Reduction of Credit Facility on Change in Mode; Release of Credit Facility upon Conversion to Multiannual or Fixed Rate Mode
     Section 317. Credit Facilities
     (a) Substitution or Replacement
     (b) Requirements
     Section 318. Tax Status of Bonds
     Section 319. Securities Laws
     Section 320. Registration of Bonds (except the 1993 Series E Bonds) in the Book-Entry only System
     Section 321. Registration of 1993 Series E Bonds in the Book-Entry Only System
ARTICLE IV:  TAX-EXEMPT REFUNDING BONDS
     Section 401. Issuance of Tax-Exempt Refunding Bonds
     Section 402. Execution and Delivery of the Tax-Exempt Refunding Bonds
     Section 403. Form of Tax-Exempt Refunding Bonds
     (a) General
     (b) Redemption Upon Taxability
     (c) Day Counting
     Section 404. Conversion
     Section 405. Mandatory Taxability Redemption
     Section 406. Additional Limitations on Conversions of 1993 Series E   Bonds
to New Modes
     (a) Conversions to Multiannual Mode
     (b) Conversions from Multiannual Mode to Flexible or Weekly Mode
     Section 407. Tax Status of 1993 Series E Bonds
ARTICLE V.  THE PROJECT
     Section 501. Company not to Impair Tax Status; Use of Project Facilities
Section 502. Qualification of the Project Facilities
     Section 503. Compliance with Law
     Section 504. Current Expenses
     Section 505. Disposition and Use of Project Facilities
     Section 506. Books and Records
     Section 507. Undivided Interest
ARTICLE VI:  DEFAULT AND REMEDIES
     Section 601. Default by the Company
     (a) Events of Default; Default
     (i)  Debt Service on Bonds; Required Purchase
     (ii) Other Obligations
     (iii)First Mortgage Bond Default
     (iv) Reimbursement Agreement
     (v)  Non-Reinstatement under the Credit Facility
     (b) Waiver
     Section 602. Remedies for Events of Default
     (a) Acceleration
     (i)  Bonds Not Supported by a Credit Facility
     (ii) Bonds Supported by a Credit Facility
     (b) Rights as a Secured Party
     Section 603. Court Proceedings
     Section 604. Revenues after Default
     Section 605. The Credit Facility; Acceleration
     Section 606. Rights of Bondowners
     Section 607. Performance of Company's Obligations
     Section 608. Remedies Cumulative; No Waiver
ARTICLE VII:  THE TRUSTEE
     Section 701. Corporate Organization, Authorization and Capacity
     Section 702. Rights and Duties of the Trustee
     (a) Moneys to be Held in Trust
     (b) Accounts
     (c) Performance of the Authority's Obligations
     (d) Responsibility
     (e) Limitations on Actions
     (f) Financial Obligations
     (g) Ownership of Bonds
     (h) No Surety Bond
     (i) Requests by the Company
     (j) Trustee as Holder of Series G First Mortgage Bonds
     (k) Authentication of Bonds
     Section 703. Fees and Expenses of the Trustee
     Section 704. Resignation or Removal of Trustee
     Section 705. Successor Trustee
ARTICLE VIII:  THE AUTHORITY
     Section 801. Limited Obligation
     Section 802. Rights and Duties of the Authority
     (a) Remedies of the Authority
     (b) Limitations on Actions
     (c) Responsibility
     Section 803. Expenses of the Authority
     Section 804. Matters to be Considered by Authority
     Section 805. Actions by Authority
ARTICLE IX:  THE BONDOWNERS
     Section 901. Action by Bondowners
ARTICLE X:  THE COMPANY
     Section 1001. Existence and Good Standing; Merger; Consolidation
     Section 1002. Indemnification by the Company
ARTICLE XI:  MISCELLANEOUS
     Section 1101. Amendments
     (a) Without Bondowners' Consent
     (b) With Bondowners' Consent
     (c) General
     Section 1102. Notices
     Section 1103. Time
     Section 1104. Agreement Not for the Benefit of Other Parties
     Section 1105. Severability
     Section 1106. Counterparts
     Section 1107. Captions
     Section 1108. Governing Law
     SIGNATURES
EXHIBIT A The Project Facilities
EXHIBIT B Assumption Agreement
EXHIBIT C Form of Flexible 1991 Series E Bond
EXHIBIT D Form of Weekly 1991 Series E Bond
EXHIBIT E Form of Multiannual 1991 Series E Bond
EXHIBIT F Form of Fixed Rate 1991 Series E Bond
EXHIBIT G Form of Flexible 1993 Series E Bond
EXHIBIT H Form of Weekly 1993 Series E Bond
EXHIBIT I Form of Multiannual 1993 Series E Bond
EXHIBIT J Form of Fixed Rate 1993 Series E Bond
EXHIBIT K Form of Book-Entry Only System Flexible 1991 Series E Bond
EXHIBIT L Representation Letter
EXHIBIT M 1993 Series E Bonds Representation Letter




ARTICLE I:  INTRODUCTION AND DEFINITIONS(1)

Section 101. Description of this Agreement and the Parties. This AMENDED AND RESTATED SERIES E LOAN AND TRUST AGREEMENT (this "Agreement") is entered into as of April 1, 1999 by the Business Finance Authority of the State of New Hampshire (with its successors, the "Authority"), a body corporate and politic created under New Hampshire Revised Statutes Annotated 162-A:3 formerly known as The Industrial Development Authority of the State of New Hampshire; Public Service Company of New Hampshire (with its successors, the "Company"), a New Hampshire corporation; and State Street Bank and Trust Company, a Massachusetts trust company, as Trustee (with its successors, the "Trustee"). This Agreement amends and restates the Series E Loan and Trust Agreement dated as of May 1, 1991 (the "Original Agreement") among the Authority, the Company and the Trustee, as previously amended by a First Supplement dated as of December 1, 1993 (the "First Supplement") and a Second Supplement dated as of May 1, 1995 (the "Second Supplement"), and is entered into pursuant to Clauses 1101(a)(i) and (viii) of the Original Agreement. This Agreement is a financing document combined with a security document as one instrument in accordance with New Hampshire Revised Statutes Annotated Chapter 162-I (the "Act") and relates to industrial facilities as defined in Paragraphs 2, VII(d) and (e) of the Act and located in the Town of Seabrook, Rockingham County, New Hampshire.

This Agreement provides for the following transactions:

(a)  the Authority's issue of the Bonds, including the 1991 Series
E Bonds, the 1993 Series E Bonds (which are Tax-Exempt Refunding      Bonds),
any other Tax-Exempt Refunding Bonds and any bond or bonds duly issued in exchange or replacement therefor;

(b) the Authority's loan of the proceeds of the Bonds to the Company for the purpose of financing the acquisition, construction and installation of the Project Facilities, including the Authority's loan of the proceeds of the 1993 Series E Bonds to the Company for the purpose of refunding the principal of $44,800,000 of the 1991 Series E Bonds;

(c) the Company's repayment of the loan of Bond proceeds from the Authority through payment to the Trustee of all amounts necessary to pay the Bonds issued by the Authority, including the Company's repayment of the loan of 1993 Series E Bond proceeds from the Authority through payment to the Trustee of all amounts necessary to pay the 1993 Series E Bonds;

(d) the Company's agreement to evidence and secure its repayment obligations hereunder and its reimbursement obligations under the Reimbursement Agreement by the issuance of the Series G First Mortgage Bonds and the Company's confirmation of its agreement to evidence and secure its repayment obligations hereunder and its reimbursement obligations under the Reimbursement Agreement with the Series G First Mortgage Bonds;

(e) the Authority's assignment to the Trustee in trust for the benefit and security of the Bondowners of the Authority's rights in respect of the loan to the Company hereunder, including repayment of the loan to be received from the Company; and

(f) the amendment and restatement of the Original Agreement, as previously amended by the First Supplement and the Second Supplement.

At the time that this Agreement is being executed and delivered, the Company will cause an irrevocable, transferable Letter of Credit of Barclays Bank PLC, New York Branch in the maximum aggregate amount of $73,666,000 to be issued to the Paying Agent to be drawn upon to pay the Purchase Price of, principal of, premium, if any, and interest on the Bonds (other than the 1993 Series E Bonds).

In consideration of the mutual promises contained in this Agreement, the rights conferred and the obligations assumed hereby, and other good and valuable consideration, the receipt of which is hereby acknowledged, each of the Company, the Authority and the Trustee agree, assign, covenant, grant, pledge, promise, represent and warrant as set forth herein for their own benefit and for the benefit of the Bondowners and the Bank.

Section 102.   Definitions.

(a) Words. In addition to terms defined elsewhere herein, the following terms have the following meanings in this Agreement, unless the context otherwise requires:

(1)  "Act" has the meaning set forth in Section 101.

(2)  "Assumption Agreement" has the meaning given such term in Section 505.

(3) "Authority's Service Charge" means payments to the Authority for its own use which consist of
(i) with respect to the 1991 Series E Bonds (A) a payment of $5,000 on the date of the issue of the 1991 Series E Bonds and (B) annual payments commencing on the first anniversary of the date hereof and continuing on each subsequent anniversary, which are each equal to 1/40th of 1% of the average principal balance of the 1991 Series E Bonds on which interest was accruing during the prior twelve-month period, or $250, whichever is greater, with a final payment due upon the redemption or payment of the 1991 Series E Bonds in full prorated to the date of such redemption or payment, as the case may be, (ii) with respect to the 1993 Series E Bonds, (A) a payment of $37,333.33 on the date of the issue of the 1993 Series E Bonds and
(B) annual payments commencing on the first anniversary of the date of this First Supplement and continuing on each subsequent anniversary, which are each equal to 1/20th of 1% of the average principal balance of the 1993 Series E Bonds on which interest was accruing during the prior twelve-month period, or $250, whichever is greater, with a final payment due upon the redemption or payment of the 1993 Series E Bonds in full prorated to the date of such redemption or payment, as the case may be, and (iii) payment of such service charges or other fees of the Authority, as and when the Authority may require, in connection with the issuance of any other Tax-Exempt Refunding Bonds.(2)

(4) "Bank" means Barclays Bank PLC, acting through its New York Branch, in its capacity as issuer of the Letter of Credit and any other issuer of a Credit Facility.(3)

(5) "Bond Counsel" means Palmer & Dodge or such other nationally recognized bond counsel selected by the Company and reasonably satisfactory to the Trustee.

(6)  "Bond Fund" means the fund established pursuant to Section 304.

(7) "Bondowners", "owners" or words of similar import means the registered owners of the Bonds from time to time as shown in the books kept by the Paying Agent as bond registrar and transfer agent, except that wherever appropriate the term "owners" shall mean the owners of the Bonds for federal income tax purposes.

(8) "Bonds" means the 1991 Series E Bonds, the 1993 Series E Bonds, any other Tax-Exempt Refunding Bonds and any bond or bonds duly issued in exchange or replacement therefor.(4)

(9) "Business Day" means a day (i) that is not a Sunday or legal holiday or a day on which banking institutions are authorized pursuant to law to close, (ii) that is not a day on which the corporate trust office of the First Mortgage Bond Trustee is not open for business, (iii) that is a day on which banks are not required or authorized to close in New York, New York, and
(iv) that is a day on which banking institutions in all of the cities in which the principal offices of the Trustee and the Paying Agent and, if applicable, the Remarketing Agent and the Bank are located are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

(10) "Company Bond" means any Bond registered to the Company pursuant to Subsection 311(a).

(11) "Company Representative" means the person or persons at the time designated to act on behalf of the Company in a written certificate (or any alternate or alternates at the time so designated) furnished to the Trustee, containing the specimen signature of such person or persons and signed on behalf of the Company by its Chairman, Vice Chairman, President, Chief Financial Officer, Treasurer, any Assistant Treasurer or any Vice President.

(12) "Conversion Date" means the date on which a new Mode becomes effective with respect to a Bond, and with respect to a Bond in the Multiannual Mode, the date on which a new Rate Period becomes effective.

(13) "Credit Facility" means the Letter of Credit and any substitute irrevocable transferable letter of credit delivered to the Paying Agent pursuant to this Agreement and then in effect, as each may be amended from time to time pursuant to the terms of this Agreement or any amendment or supplement to this Agreement.(5) More than one Credit Facility may be in effect from time to time.

(14) "Default" has the meaning given such term in Section 601.

(15) "Delivery Date" means, with respect to a Bond tendered for purchase, the Purchase Date or any subsequent Business Day on which such Bond is delivered to the Paying Agent as provided in the forms of Flexible, Weekly and Multiannual Bonds.

(16) "Effective Date" means, with respect to a Bond in the Flexible, Weekly and Multiannual Modes, the date on which a new Rate Period for that Bond takes effect.

(17) "Eligible Funds" means (i) amounts drawn on any Credit Facility; (ii) other amounts paid to the Trustee pursuant to this Agreement which have been held by it for a period of at least 123 days during which no Event of Bankruptcy has occurred; (iii) earnings on amounts qualifying as Eligible Funds under clause (i) or (ii) above; and (iv) other amounts which if applied to the payment of the Bonds would not, in the opinion of nationally recognized counsel experienced in bankruptcy matters selected by the Company and satisfactory to the Trustee, Moody's (if the Bonds are then rated by Moody's), and S&P (if the Bonds are then rated by S&P), be subject to avoidance as a preference under the United States Bankruptcy Code upon an Event of Bankruptcy. The Trustee shall maintain records of Eligible Funds held by it.

(18) "Event of Bankruptcy" means the filing of a petition in bankruptcy or the commencement of a proceeding under the United States Bankruptcy Code or any other applicable law concerning insolvency, reorganization or bankruptcy by or against the Authority, the Company, any affiliates thereof, or any guarantor of the Bonds (other than the Bank), as debtor.

(19) "Event of Default" has the meaning given such term in Section 601.

(20) "Federal Tax Statement" means the Statement as to Tax Status of Bonds executed by the Company in connection with the original issuance of the 1991 Series E Bonds and delivered to the Trustee.

(21) "First Mortgage Bond Indenture" means the First Mortgage Indenture dated as of August 15, 1978, as amended, and the Tenth Supplemental Indenture thereto dated as of May 1, 1991 between the Company and First Fidelity Bank, National Association, New Jersey, as Trustee, as amended and supplemented from time to time.

(22) "First Mortgage Bond Trustee" means the trustee under the First Mortgage Bond Indenture.

(23) "Fixed Rate" means a rate of interest on a Bond that is fixed for the remaining term of the Bond.

(24) "Fixed Rate Conversion Date" means with respect to a Bond, the date upon which the Fixed Rate first becomes effective for the Bond.

(25) "Fixed Rate Mode" has the meaning set forth in the forms of Fixed Rate
Bonds.

(26) "Flexible Mode" has the meaning set forth in the forms of Flexible Bonds.

(27) "Flexible Rate" means a rate of interest set by the Remarketing Agent for periods of from one to 270 days.

(28) "Government Obligations" means obligations issued by, or the full and timely payment of which are guaranteed by, the United States.

(29) Except in the Bonds, "here" in such words as "hereby," "herein," "hereof" or "hereunder" means this Agreement as a whole rather than the particular section, subsection, paragraph, subparagraph, clause or subclause in which the word appears; and in the Bonds it refers thereto.

(30) "IRC" means the Internal Revenue Code of 1986, as it may be amended from time to time.

(31) "Letter of Credit" means the $73,666,000 irrevocable letter of credit No. 841785 issued by Barclays Bank PLC, acting through its New York Branch, for the benefit of the Paying Agent.(6)

(32) "Loan" has the meaning given to such term in Subsection 201(a).

(33) "Maximum Interest Rate" means the maximum interest rate on Bonds in the Flexible, Weekly and, if supported by a Credit Facility, Multiannual Modes, which rate is initially 16% per annum for the 1991 Series E Bonds.
The Maximum Interest Rate for any Tax-Exempt Refunding Bonds shall be established at the time such Bonds are initially issued. The Maximum Interest Rate for any Bond may be increased at any time and decreased on any Effective Date for Bonds in the Flexible or Multiannual Mode or on any Conversion Date for Bonds in the Weekly Mode by the Company filing with the Authority and the Trustee a certificate stating the new Maximum Interest Rate. There may be more than one Maximum Interest Rate in effect from time to time, but each series of Bonds shall not have more than one Maximum Interest Rate for each Mode. In no event shall an increase in a Maximum Interest Rate be permitted to cause the amount entitled to be drawn under a Credit Facility to be less than the minimum required amount specified in Paragraph 317(b)(ii). In no event shall the Maximum Interest Rate with respect to a Tax-Exempt Refunding Bond be increased or decreased unless the Trustee has received an opinion of Bond Counsel reasonably satisfactory to it to the effect that such change in the Maximum Interest Rate will not cause interest on any Tax-Exempt Refunding Bonds to be included in gross income of the owners thereof for federal income tax purposes. The Maximum Interest Rate for the 1993 Series E Bonds shall be initially 12% per annum, subject to adjustment as provided in this Paragraph 102(a)(33).(7)

(34) "Mode" means the period for and the manner in which the interest rates on the Bonds are set and includes the Flexible Mode, the Weekly Mode, the Multiannual Mode and the Fixed Rate Mode.

(35) "Moody's" means Moody's Investors Service, Inc.

(36) "Multiannual Mode" means the Mode in which the interest rate on the Bonds is fixed for periods of one year or multiples thereof designated by the Company as described in the forms of Multiannual Bonds.

(37) "Multiannual Rate" means the rate of interest that is set on Bonds while they are in the Multiannual Mode.

(38) "1954 Code" means the Internal Revenue Code of 1954, as amended to October 22, 1986.

(39) (i) "1991 Series E Bonds" means the $114,500,000 principal amount of The Industrial Development Authority of the State of New Hampshire Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Taxable Series E) and (ii) "1993 Series E Bonds" means the $44,800,000 principal amount of Business Finance Authority of the State of New Hampshire Pollution Control Refunding Revenue Bonds (Public Service
Company of New Hampshire Project - 1993 Tax-Exempt Series E).(8)

(40) "Outstanding," when used to modify Bonds, refers to Bonds issued, authenticated and delivered under this Agreement, excluding: (i) Bonds which have been exchanged or replaced; (ii) Bonds which have been paid; (iii) Bonds which have become due and for the payment of which moneys have been duly provided; (iv) Bonds deemed tendered for purchase and not delivered to the Paying Agent on the Purchase Date, provided sufficient funds for payment of the Purchase Price are on deposit with the Paying Agent; and (v) Bonds with respect to which this agreement has been defeased pursuant to Section 204.

(41) "Paying Agent" means Security Pacific National Trust Company (New York) or any successor or successors designated from time to time pursuant to Section 313.

(42) "Permitted Investments" has the meaning given such term in Section 315.

(43) The word "person" means any individual or entity so recognized by law.

(44) "Pledged Bond" means any Bond purchased with proceeds provided by the Credit Facility which is registered to the Bank or its designee pursuant to
Section 311(a).

(45) "Project Costs" means the Company's cost of acquisition or construction and installation of the Project Facilities which are "project costs" within the meaning of Paragraph 2, IX of the Act, including, but not limited to, the cost of issuing the Bonds, obtaining professional and advisory services, and certain interest on the Bonds, which may be paid from Bond proceeds pursuant to the Act.

(46) "Project Facilities" means the Company's ownership share of the sewage or solid waste disposal and air or water pollution control facilities at the Station described generally in the attached Exhibit A.

(47) "Purchase Date" means, while the Bonds are in a Flexible, Weekly or Multiannual Mode, the date on which Bonds shall be required to be purchased pursuant to a mandatory or optional tender in accordance with the provisions in the forms of Flexible, Weekly and Multiannual Rate Bonds.

(48) "Purchase Price" shall have the meaning set forth in the forms of Flexible, Weekly and Multiannual Rate Bonds.

(49) "Rate Period" or "Period" means, when used with respect to any particular rate of interest for a Bond in the Flexible, Weekly or Multiannual Mode, the period during which such rate of interest determined for such Bond will remain in effect as described herein.

(50) "Reimbursement Agreement" means the Third Series E Letter of Credit and Reimbursement Agreement dated as of April 1, 1999 among the Company, Barclays Bank PLC, New York Branch, as agent and issuing bank thereunder, and the participating banks referred to therein, and any other agreement between the Company and a Bank under which the Company is obligated to reimburse the Bank for payments made by the Bank under a Credit Facility.(9)

(51) "Remarketing Agent" means Morgan Stanley & Co. Incorporated, and any successor Remarketing Agent appointed from time to time pursuant to Section 314.

(52) "Seabrook Transfer" means the transfer by the Company of its interest in the Station (including the Project Facilities) to a wholly owned subsidiary of Northeast Utilities as contemplated by the Third Amended Joint
Plan of Reorganization dated December 28, 1989 of the Company as confirmed by an order of the United States Bankruptcy Court for the District of New Hampshire (Case No. BK88-00043) on April 20, 1990.

(53) "Seabrook Transferee" means the transferee of the Project Facilities pursuant to the Seabrook Transfer and its successors.

(54) "Series G First Mortgage Bonds" means the $114,500,000 in the aggregate principal amount First Mortgage Bonds, Series G issued by the Company and delivered to the Trustee pursuant to Subsection 201(a) of this Agreement and the First Mortgage Bond Indenture to evidence and secure the Company's obligation to repay the Loan and to secure the Company's reimbursement and certain other obligations under the Reimbursement Agreement.

(55) "S&P" means Standard & Poor's Corporation.

     (56) "Station" means Unit No. 1 of the nuclear electric generating plant located in Seabrook, New Hampshire, of which the Company is a joint owner.

(57) "Tax-Exempt Refunding Bonds" means Bonds issued to refund the 1991 Series E Bonds pursuant to Article IV hereof, including, unless the context otherwise requires, the 1993 Series E Bonds.(10)

(58) "Tendered Bond" means any Bond tendered or deemed tendered for purchase pursuant to Paragraphs 301(d)(iii), 301(e)(iii) or (iv), or 301(f)(iii).

(59) "Trustee" means State Street Bank and Trust Company, as trustee under this Agreement and its successors in such capacity.

(60) "UCC" means the New Hampshire Uniform Commercial Code (New Hampshire Revised Statutes Annotated Chapter 382-A).

(61) "Weekly Mode" has the meaning set forth in the forms of Weekly Bonds.

(62) "Weekly Rate" means the rate of interest that is set on Bonds while they are in the Weekly Mode.

(b) Number and Gender. Wherever appropriate (1) the singular and plural forms of words and (2) words of different gender shall, within those respective classifications, be deemed interchangeable.

(c) Use of Examples. When a condition, class, category, circumstance or other concept is described in general terms herein and a list of possible examples of components of what has been described generally is associated with that description, and regardless of whether the words "include" or "including" or the like are also used, the listing shall be deemed illustrative only and shall not be construed as excluding other possible examples or components or as otherwise limiting the generality of the description in any way.

ARTICLE II:  LOAN OF BOND PROCEEDS; ISSUE OF SERIES G

FIRST MORTGAGE BONDS; THE ASSIGNMENT AND PLEDGE

     Section 201. Issue of Series G First Mortgage Bonds; Confirmation Concerning Series G First Mortgage Bonds.

(a) Issue of Series G First Mortgage Bonds.(11) The Authority shall issue the 1991 Series E Bonds pursuant to the Act in the amount, in the form and with the terms provided herein, and shall loan to the Company such amount (the "Loan") to finance Project Costs as hereinafter provided. The Company agrees to repay the Loan of the aggregate principal amount of the 1991 Series E Bonds in the amounts and at the times necessary to pay principal of, premium, if any, and interest on the Bonds by making the payments required under Section 308, and to evidence and secure the Company's obligation to do so and to secure the Company's reimbursement and certain other obligations under the Reimbursement Agreement, the Company shall issue and deliver to the Trustee a like aggregate principal amount of its Series G First Mortgage Bonds in the form set forth in the First Mortgage Bond Indenture. Except in the case of Bonds that are paid or are to be paid by the issuance of Tax-Exempt Refunding Bonds or by funds drawn under the Credit Facility, upon payment of the principal of and premium, if any, on any of the Bonds and payment of all accrued interest in connection therewith, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Section 204, Series G First Mortgage Bonds in an aggregate principal amount equal to the aggregate principal amount of the Bonds so paid, or for the payment of which such provision has been made, shall be deemed fully paid and the obligations of the Company thereunder terminated as provided in the First Mortgage Indenture and shall be surrendered by the Trustee to the First Mortgage Bond Trustee for cancellation. The Trustee shall promptly notify the First Mortgage Bond Trustee by telephone, confirmed in writing, of any payment on the Bonds. In accordance with the terms thereof, the Series G First Mortgage Bonds shall be issued to and registered in the name of the Trustee and shall not be sold, assigned, pledged or transferred, except to effect transfer to any successor Trustee hereunder. The Series G First Mortgage Bonds bear interest, have a maturity date and redemption provisions corresponding to the Bonds. Payments of principal of and premium, if any, and interest on the Series G First Mortgage Bonds shall upon receipt by the Trustee be deemed to constitute payments of corresponding amounts by the Company in respect of the Bonds pursuant to Subsection 308(a).

(b) Confirmation Concerning Series G First Mortgage Bonds.(12) The Authority shall issue the 1993 Series E Bonds pursuant to the Act in the amount, in the form and with the terms provided herein, and shall loan to the Company such amount (the "First Supplemental Loan") to refund the principal of $44,800,000 of the 1991 Series E Bonds as hereinafter provided. The Company agrees to repay the First Supplemental Loan of the aggregate principal amount of the 1993 Series E Bonds in the amounts and at the times necessary to pay principal of, premium, if any, and interest on the Bonds by making the payments required under Section 308 of this Agreement, and for such purpose the First Supplemental Loan is to be treated as part of the Loan made pursuant to this Agreement. To evidence and secure the Company's obligation to repay the Loan, including the First Supplemental Loan, and to secure the Company's reimbursement and certain other obligations under the Reimbursement Agreement, the Company issued and delivered to the Trustee on the date of issuance of the 1991 Series E Bonds a like aggregate principal amount of its Series G First Mortgage Bonds. The Company hereby confirms that the Series G First Mortgage Bonds evidence and secure the Company's obligations to make payments in amounts and at times necessary to pay principal of, premium, if any, and interest on all of the Outstanding Bonds, including the Outstanding 1993 Series E Bonds and the Outstanding 1991 Series E Bonds and the Company's reimbursement and certain other obligations under the Reimbursement Agreement.

Section 202.   Assignment and Pledge of the Authority.

The Authority, for consideration paid as hereinabove acknowledged, hereby irrevocably assigns and pledges to the Trustee in trust for the security of the Bondowners and the Bank upon the terms hereof all the Authority's right, title and interest in (i) respect of the Loan and all payments thereon, (ii) all moneys and securities held by the Trustee for deposit in, or deposited in, the Bond Fund and investment earnings thereon,
(iii) the Series G First Mortgage Bonds, all bonds issued in replacement thereof or in exchange or substitution therefor and all payments on, and proceeds of, the foregoing, and (iv) any collateral security for, and all proceeds of, any of the foregoing. The Trustee shall hold (a) all the rights, title and interest received under this section and (b) all revenues (exclusive of funds to which the Trustee is entitled in its own right as fees, reimbursement, indemnity or otherwise) received from the Company or derived from the exercise of the Authority's powers hereunder (which shall include all payments under Subsection 308(a) and in respect of the Series G First Mortgage Bonds) in trust for the security of the Bondowners and the Bank in accordance with the provisions hereof.

Section 203.   Further Assurances.

The Company and the Authority shall from time to time execute, deliver and record and file such instruments as the Trustee may reasonably require to confirm, perfect or maintain the security created hereby and the assignment and pledge of rights hereunder.

Section 204.   Defeasance.

When there are in the Bond Fund sufficient funds, or non-callable and non-prepayable Government Obligations in such principal amounts, bearing interest at such rates and with such maturities (including, with respect to any Bonds in the Weekly Mode, maturities no greater than seven (7) days to fund the payment of Purchase Price) as will provide, without reinvestment, sufficient funds to pay the Purchase Price, principal of, premium, if any, and interest on the Bonds in full as and when such amounts become due, and when all the rights hereunder of the Authority and the Trustee have been provided for (1) the Bondowners will cease to be entitled to any right, benefit or security under this Agreement except the right to receive payment of the funds deposited and held for payment and other rights set forth below or which by their nature cannot be satisfied prior to or simultaneously with termination of the lien hereof, (2) the security interests created by this Agreement (except in such funds and investments) shall terminate, and (3) the Authority and the Trustee shall execute and deliver such instruments as may be necessary to discharge the lien and security interests created hereunder; provided, however, that (a) with respect to any Bonds that are supported by a Credit Facility, all such funds and obligations in the Bond Fund shall be Eligible Funds; (b) if, within ninety (90) days of such deposit, any Tax-Exempt Refunding Bonds are not to be redeemed in full prior to maturity or paid in full at maturity, the Trustee shall have received on the date of the deposit an opinion of Bond Counsel to the effect that such deposit and the investment thereof will not affect the exclusion of interest on such Bonds from gross income of the owners thereof for federal income tax purposes, (c) if any such Bonds are to be redeemed prior to the maturity thereof, such Bonds shall have been duly called for redemption or irrevocable instructions for such a call shall have been given to the Trustee and (d) either the Trustee shall have received written confirmation from Moody's, if the Bonds are then rated by Moody's, and from S&P, if the Bonds are then rated by S&P, that the defeasance will not result in the withdrawal or reduction of its rating on the Bonds, or, if none of the Bonds to be defeased are in the Weekly Mode, the Bonds are to be redeemed on or before the next Purchase Date. Upon such defeasance, the funds and investments required to pay or redeem the Bonds in full shall be irrevocably set aside for that purpose. If at the time established for defeasance the Bonds are then rated by Moody's, a mathematical verification that the requirements set forth in this Section 204 have been satisfied prepared by a firm of independent public accountants who are recognized on a nationwide basis for skill in the preparation of such verifications and selected by the Company shall be provided to the Trustee and to Moody's; provided, however, that Moody's may waive such verification after notification by the Company of the terms of any such defeasance. The Trustee shall cause to be mailed to all Bondowners within fifteen (15) days of the conditions of this section being met in the manner herein specified for redemption of Bonds a notice stating that such conditions have been met and that the lien of this Agreement has been discharged, and, if the Bonds are to be redeemed prior to maturity, specifying the date of redemption and the redemption price. Any funds or property held by the Trustee for payment of the Bonds under this section and not required for such payment shall (unless there is an Event of Default hereunder, in which case they shall be applied as provided in Section 604), after satisfaction of all the rights of the Authority and the Trustee, and payment of the rebate, if any, due to the United States under IRC <section> 148(f), and upon such indemnification, if any, as the Authority or the Trustee may reasonably require, be distributed to the Company. If Bonds are not presented for final payment when due and moneys are available in the hands of the Trustee therefor, the Trustee shall, without liability for interest thereon, continue to hold the moneys held for that purpose subject to Subsection 304(c), and interest shall cease to accrue on the principal amount represented thereby.

When there are in the Bond Fund funds or securities as described in the preceding paragraph as are sufficient to pay the Purchase Price, principal of, premium, if any, and interest on, some but not all of the Bonds in full as and when such amounts become due and the other conditions in the preceding paragraph have been met with respect to such Bonds, the particular Bonds (or portions thereof) for which such provision for payment shall have been considered made shall be selected by lot by the Trustee and thereupon the Trustee and the Authority shall take similar action to release the security interests created by this Agreement in respect of such Bonds (except in such funds or securities and investments thereon), subject however to compliance with the applicable conditions set forth in the provisos above.

Notwithstanding the foregoing, those provisions relating to the maturity of Bonds, interest payments and dates thereof, the tender of Bonds for purchase and the Trustee's remedies with respect thereto, and provisions relating to exchange, transfer and registration of Bonds, replacement and cancellation of Bonds, the holding of moneys in trust and the duties of the Trustee in connection with all of the foregoing and the fees, expenses and indemnities of the Trustee and the Authority, shall remain in full force and effect and shall be binding upon the Trustee, the Authority, the Company and the Bondowners notwithstanding the release and discharge of this Agreement and the lien on the Series G First Mortgage Bonds created hereby until the Bonds have been actually paid in full.

Notwithstanding anything herein to the contrary, if moneys or governmental obligations have been deposited or set aside with the Trustee pursuant to the provisions of this Section 204 and the principal of, premium, if any, and interest on the Bonds shall not, in fact, been actually paid in full, no amendment to the provisions of this Section 204 will be made without the consent of the owner of each of the Bonds affected thereby.

ARTICLE III:  THE BORROWING

Section 301.   The Bonds.

(a)  Forms of 1991 Series E Bonds and 1993 Series E Bonds.  The 1991
Series E Bonds and the 1993 Series E Bonds shall be issued in substantially the following forms for the various Modes:(13)

(i) Form of Flexible 1991 Series E Bond. The 1991 Series E Bonds may be issued in the Flexible Mode in substantially the form attached hereto as Exhibit C.

(ii) Form of Weekly 1991 Series E Bond. The 1991 Series E Bonds may be issued in the Weekly Mode in substantially the form attached hereto as Exhibit D.

(iii) Form of Multiannual 1991 Series E Bond. The 1991 Series E Bonds may be issued in the Multiannual Mode in substantially the form attached hereto as Exhibit E.

(iv) Form of Fixed Rate 1991 Series E Bond. The 1991 Series E Bonds may be issued in the Fixed Rate Mode in substantially the form attached hereto as Exhibit F.

(v) Form of Flexible 1993 Series E Bond. The 1993 Series E Bonds may be issued in the Flexible Mode in substantially the form attached hereto as Exhibit G.

(vi) Form of Weekly 1993 Series E Bond. The 1993 Series E Bonds may be issued in the Weekly Mode in substantially the form attached hereto as Exhibit H.

(vii) Form of Multiannual 1993 Series E Bond. The 1993 Series E Bonds may be issued in the Multiannual Mode in substantially the form attached hereto as
Exhibit I.

(viii) Form of Fixed Rate 1993 Series E Bond.  The 1993 Series E
Bonds may be issued in the Fixed Rate Mode in substantially the form attached hereto as Exhibit J.

(ix) Form of Book-Entry Only System Flexible 1991 Series E Bond. The Book-Entry Only System 1991 Series E Bonds may be issued in the Flexible Mode in substantially the form attached hereto as Exhibit K.

(b)  Details of the 1991 Series E Bonds and the 1993 Series E Bonds.

(i) Details of the 1991 Series E Bonds.(14) The 1991 Series E Bonds shall be signed on behalf of the Authority by the manual or facsimile signatures of any two of the Chairman, Vice Chairman, Treasurer, either Assistant Treasurer and Executive Director and the corporate seal of the Authority or a facsimile thereof shall be engraved or otherwise reproduced thereon. The Certificate of Authentication of the Trustee shall be manually signed by the Trustee or on behalf of the Trustee by its duly authorized agent.

In case any officer whose manual or facsimile signature shall appear on any 1991 Series E Bond shall cease to be such officer before the delivery thereof, such manual or facsimile signature shall nevertheless be valid and sufficient for all purposes as if he or she had remained in office until after such delivery.

The 1991 Series E Bonds shall be issued in fully registered form and shall be numbered from 1 upwards in the order of their issuance, or in any other manner deemed appropriate by the Paying Agent and the Trustee. The 1991 Series E Bonds shall be in the denomination of $100,000 or any multiple of $1,000 in excess of $100,000 in the Flexible Mode, $5,000 or any multiple thereof in the Fixed Rate and Multiannual Modes and $100,000 or any multiple thereof in the Weekly Mode. The 1991 Series E Bonds shall be dated the date of original delivery thereof and shall mature on May 1, 2021. The interest on 1991 Series E Bonds until they come due shall be payable on the interest payment dates applicable to the Mode the Bonds are in from time to time. Interest on overdue principal of any Bond shall bear interest at the rate last established for that Bond before the principal became overdue until duly paid or provided for. All of the 1991 Series E Bonds shall be initially in the Flexible Mode.

The 1991 Series E Bonds are subject to redemption as described in
Section 310 and in the forms of Bonds.

(ii) Details of the 1993 Series E Bonds.(15) The 1993 Series E Bonds shall be signed on behalf of the Authority by the manual or facsimile signatures of any two of the Chairman, Vice Chairman, Treasurer and Executive Director and the corporate seal of the Authority or a facsimile thereof shall be impressed, engraved or otherwise reproduced thereon. The Certificate of Authentication shall be manually signed by the Trustee or the Paying Agent.

In case any officer whose manual or facsimile signature shall appear on any 1993 Series E Bond shall cease to be such officer before the delivery thereof, such manual or facsimile signature shall nevertheless be valid and sufficient for all purposes as if he or she had remained in office until after such delivery.

The 1993 Series E Bonds shall be issued in fully registered form and shall be numbered from 1 upwards in the order of their issuance, or in any other manner deemed appropriate by the Paying Agent and the Trustee. The 1993 Series E Bonds shall be in the denomination of $100,000 or any multiple of $1,000 in excess of $100,000 in the Flexible Mode, $5,000 or any multiple thereof in the Fixed Rate and Multiannual Modes and $100,000 or any multiple thereof in the Weekly Mode. The 1993 Series E Bonds shall be dated the date of original delivery thereof and shall mature on May 1, 2021. The interest on 1993 Series E Bonds until they come due shall be payable on the interest payment dates applicable to the Mode the Bonds are in from time to time. Interest on overdue principal of any Bond shall bear interest at the rate last established for that Bond before the principal became overdue until duly paid or provided for. All of the 1993 Series E Bonds shall be initially in the Weekly Mode.

The 1993 Series E Bonds are subject to redemption as described in Sections 310 and 405 and in the forms of 1993 Series E Bonds.

(c) Tax-Exempt Refunding Bonds. Tax-Exempt Refunding Bonds that refund the 1991 Series E Bonds may be issued by the Authority at the request of the Company as provided in Article IV.

(d)  Flexible Mode.

(i) Determination of Flexible Rates. The Remarketing Agent shall determine the Flexible Rate as provided in the forms of Flexible Bonds and shall notify the Paying Agent thereof electronically or by telephone not later than 1:00 P.M. on the Effective Date, and if by telephone, promptly confirmed in writing. The Paying Agent shall give written notice of the Flexible Rate to the Trustee, the Bank and the Company. Each determination and redetermination of the Flexible Rate shall be conclusive and binding on the Authority, the Trustee, the Paying Agent, the Bank, the Company and the Bondowners. If the Remarketing Agent fails for any reason to determine the Flexible Rate or Rate Period for any Bond while in the Flexible Mode, or if for any reason such manner of determination shall be determined to be invalid or unenforceable, that Bond shall be deemed to be in a Rate Period of one day and the Flexible Rate shall be equal to (A) for the 1991 Series E Bonds, 100% of the rate on thirty (30) day high-grade unsecured commercial paper notes sold through dealers by major corporations published in the edition of The Wall Street Journal published on the day on which such rate is determined, or if such rate is not published on that day, the most recent publication of such rate, and (B) for any Tax-Exempt Refunding Bonds, 100% of the Prime Commercial Paper A-1/P-1 (30 days) rate shown in the table captioned "Short-Term Tax-Exempt Yields" in the edition of The Bond Buyer published on the day on which such rate is determined or, if such rate is not published on that day, the most recent publication of such rate.

In determining the Flexible Rate and remarketing Bonds in the Flexible
Mode the Remarketing Agent shall (1) not offer Rate Periods greater than the maximum number of days of interest coverage under the Credit Facility at the Maximum Interest Rate less eight (8) days or extending beyond the expiration date of the Credit Facility less eight (8) days (2) not offer Rate Periods applicable to Bonds to be converted extending beyond the day preceding any scheduled conversion of the Bonds to another Mode or the final maturity of the Bonds, and (3) follow any written directions of the Company Representative, not inconsistent with the preceding clauses (1) and (2), as to the Rate Periods to be made available. The Company, the Trustee, the Paying Agent and the Remarketing Agent shall cooperate to ensure compliance with this requirement.

(ii) Conversions from the Flexible Mode. The Bonds in the Flexible Mode or any portion of such Bonds may be converted at the election of the Company from the Flexible Mode to the Weekly, Multiannual or Fixed Rate Mode as provided in the forms of the Flexible Bonds, so long as no Default hereunder exists as certified to the Trustee by the Company Representative. If Bonds that are to be converted to the Weekly or Multiannual Mode are to be supported by a Credit Facility in their new Mode, no such conversion shall be effective unless the Company shall have delivered to the Paying Agent by 11:00 A.M. on the Conversion Date a Credit Facility in the minimum required face amount for the applicable Mode as provided in Section 317, and with an expiration date not earlier than (i) 364 days(16) in the case of any Bonds converted to the Weekly Mode and (ii) five (5) Business Days after the end of the Rate Period in the case of Bonds in the Multiannual Mode. Any Bonds in or to be converted to the Weekly Mode shall be supported by a Credit
Facility. Written notice of a conversion from the Flexible Mode shall be given by the Company to the Authority, the Trustee, the Paying Agent, the Bank, the Remarketing Agent, Moody's and S&P not fewer than twenty-five (25) nor more than one hundred and twenty (120) days before the Conversion Date, which date shall be specified by the Company in such notice and shall not be earlier than the day following the expiration of the Rate Period with the longest remaining term then in effect for the Bonds to be converted. If any of the Bonds are to be converted to the Multiannual Mode, such notice shall include the Company's election whether or not the Bonds as converted are to be supported by a Credit Facility. Prior to the proposed Conversion Date, the Remarketing Agent shall not offer Rate Periods for the Bonds to be converted extending beyond the proposed Conversion Date. Conversions to the Fixed Rate Mode shall also be governed by Subsection 301(g).

Notwithstanding the foregoing, if the preconditions to conversion to a new Mode established by the preceding paragraph and with respect to any Tax-Exempt Refunding Bonds, Section 404, are not met by 11:00 A.M. on the Conversion Date, the Paying Agent shall deem the proposed conversion to have failed and shall immediately notify the Trustee and the Remarketing Agent.
In such event, the Paying Agent shall by 1:00 P.M. on the proposed Conversion Date draw on the Credit Facility an amount which is sufficient to pay the Purchase Price on such date of all Bonds that were to have been converted.
In no event shall the failure of Bonds to be converted to another Mode for any reason be deemed to be, in and of itself, a Default or Event of Default under this Agreement, so long as the Purchase Price of all Bonds required to be purchased is made available as provided above.

(iii) Mandatory Tender for Purchase. On each Effective Date, Bonds in the Flexible Mode are subject to mandatory tender for purchase as provided in the forms of Flexible Bonds.

(e)  Weekly Mode.

(i) Determination of Weekly Rates. The Remarketing Agent shall determine the Weekly Rate as provided in the forms of Weekly Bonds and shall notify the Paying Agent thereof electronically or by telephone not later than 4:00 P.M. on the Business Day preceding the Effective Date, and if by telephone, promptly confirmed in writing. The Paying Agent shall give written notice of the Weekly Rate to the Trustee, the Bank, and the Company. Each determination and redetermination of the Weekly Rate shall be conclusive and binding on the Authority, the Trustee, the Paying Agent, the Bank, the Company and the Bondowners.

(ii) Conversions from Weekly Mode. The Bonds in the Weekly Mode or any portion of such Bonds may be converted on the first Business Day of any calendar month at the election of the Company from the Weekly Mode to a Multiannual, Flexible, or Fixed Rate Mode, as provided in the forms of Weekly Bonds, so long as no Default hereunder exists as certified to the Trustee by a Company Representative.(17) If Bonds that are to be converted to the Flexible or Multiannual Mode are to be supported by a Credit Facility in their new Mode, no such conversion shall be effective unless the Company shall have delivered to the Paying Agent by 11:00 A.M. on the Conversion Date a Credit Facility in the minimum required face amount for the applicable Mode as provided in Section 317 and with an expiration date not earlier than (i)
364 days(18) from the Conversion Date in the case of Bonds converted to the Flexible Mode and (ii) five (5) Business Days after the end of the Rate
Period in the case of Bonds in the Multiannual Mode. Any Bonds in or to be converted to the Flexible Mode shall be supported by a Credit Facility, except in the case of a failed optional conversion which causes the Bonds to automatically convert to the Flexible Mode with a one day Rate Period.
Written notice of a conversion of Bonds from the Weekly Mode shall be given by the Company to the Authority, the Trustee, the Bank, the Paying Agent, the Remarketing Agent, Moody's and S&P not fewer than forty-five (45) nor more than sixty (60) days prior to the proposed Conversion Date, which date shall be specified by the Company in such notice. If any of the Bonds are to be in the Multiannual Mode, such notice shall include the Company's election whether or not the converted Bonds are to be supported by a Credit Facility. Notice of a conversion of Bonds from the Weekly Mode and the mandatory tender of Bonds for purchase on such Conversion Date shall be given to the owners of such Bonds as provided in Subparagraph 301(e)(iv) (B) and the forms of Weekly Bonds. Conversions to the Fixed Rate Mode shall also be governed by Subsection 301(g).

Notwithstanding the foregoing, if the preconditions to conversion to another Mode established by the preceding paragraph and, with respect to any Tax-Exempt Refunding Bonds, Section 404, are not met by 11:00 A.M. on the Conversion Date, the Paying Agent shall deem the proposed conversion to have failed and shall immediately notify the Trustee and the Remarketing Agent, and the Bonds shall be subject to mandatory tender as provided in Subparagraph 301(e)(iv)(B). In such event, the Paying Agent shall by 1:00 P.M. on the proposed conversion date draw on the Credit Facility an amount which is sufficient to pay the Purchase Price on such date on all Bonds that were to have been converted. In no event shall the failure of Bonds to be converted to another Mode for any reason be, in and of itself, deemed to be a Default or Event of Default under this Agreement, so long as the Purchase Price of all Bonds required to be purchased is made available as provided above.

(iii) Bondowners' Option to Tender Bonds in Weekly Mode. Bonds in the Weekly Mode are subject to tender, at the election of the owner thereof, in the manner and subject to the limitations described in the forms of Weekly Bonds. The owners of Tendered Bonds shall receive on the Delivery Date 100% of the principal amount of the Tendered Bonds plus accrued interest to the Purchase Date, provided that if the Purchase Date is an interest payment date, accrued interest shall be paid separately, and not as part of the Purchase Price on such date. The purchase of Tendered Bonds shall not extinguish the debt represented by such Bonds which shall remain Outstanding and unpaid under this Agreement.

The Paying Agent shall accept all Tendered Bonds properly tendered to it for purchase as provided in the forms of Weekly Bonds and in this Paragraph 301(e)(iii); provided, however, that the Paying Agent shall not accept any Tendered Bonds and the Purchase Price therefor shall not be paid if at the time of tender or on the Purchase Date the principal of the Bonds shall have been accelerated pursuant to Section 602 and such acceleration shall not have been annulled.

The Bondowner's Election Notice delivered to the Paying Agent as provided in the forms of Weekly Bonds prior to the Purchase Date of Tendered Bonds shall be in substantially the form provided in the forms of Weekly Bond.

As soon as practicable after receiving notice of a tender of Bonds under this section, the Paying Agent shall notify the Remarketing Agent, the Company, the Bank and the Trustee by telephone promptly confirmed in writing of the amount of Tendered Bonds and the specified Purchase Date.

(iv) Events Requiring Mandatory Tender of Weekly Bonds.

(A) Expiration of Credit Facility without Substitution or Replacement; Substitution of Credit Facility. The Bonds in the Weekly Mode are subject to mandatory tender for purchase as provided in the forms of Weekly Bonds in connection with the expiration or termination of the Credit Facility (other than in connection with the conversion to a new Mode) or in connection with the substitution of a Credit Facility, unless the Trustee receives written notice from Moody's, if the Bonds are then rated by Moody's, or S&P, if the Bonds are then rated by S&P, that such substitution will not result in a reduction or withdrawal (excluding a withdrawal or reduction resulting from a change in Modes) of the ratings on the Bonds. At least forty (40) days prior to the mandatory tender date, the Trustee shall give notice to the Paying Agent as to whether or not it has received the notices described in the immediately preceding sentence from Moody's and S&P, and if the Trustee has not received such notices or if the Credit Facility is expiring without substitution or replacement, the Paying Agent shall give notice to the Bondowners of the mandatory tender of the Bonds at least thirty (30) days prior to the mandatory tender date.(19)

(B) Change in Mode. In the event that Bonds in the Weekly Mode are converted to another Mode, such Bonds are subject to mandatory tender for purchase upon not less than thirty (30) days' prior written notice from the Paying Agent to the Bondowners as provided in the forms of Bonds, which notice shall state that the Bonds are subject to mandatory tender for purchase.

(f)  Multiannual Mode.

(i) Determination of Multiannual Rate. The Remarketing Agent shall determine the Multiannual Rate as provided in the forms of Multiannual Bonds and shall notify the Paying Agent thereof electronically or by telephone not later than 2:00 P.M. two (2) Business Days preceding the Effective Date, and if by telephone, promptly confirmed in writing. The Paying Agent shall give written notice of the Multiannual Rate to the Trustee, the Bank, if applicable, and the Company. Each determination and redetermination of the Multiannual Rate shall be conclusive and binding on the Authority, the Trustee, the Paying Agent, the Bank, the Company and the Bondowners.

(ii) Conversions from Multiannual Mode and Changes of Rate Period. The Bonds in the Multiannual Mode or any portion of such Bonds may be converted on any Effective Date at the election of the Company from the Multiannual Mode to the Weekly, Flexible or Fixed Rate Mode and may be converted within the Multiannual Mode to a new Rate Period with the same or a different length as provided in the forms of Multiannual Bonds so long as no Default hereunder exists as certified to the Trustee by a Company Representative. If Bonds that are to be converted to the Flexible or Weekly Mode or to another Rate Period within the Multiannual Mode are to be supported by a Credit Facility in their new Mode, no such conversion shall be effective unless the Company shall have delivered to the Paying Agent by 11:00 A.M. on the Conversion Date a Credit Facility in the minimum required face amount for the applicable Mode as provided in Section 317 and with an expiration date not earlier than (i) 364 days(20) from the Conversion Date in the case of Bonds converted to the Flexible or Weekly Modes and (ii) five (5) Business Days after the end of the Rate Period in the case of Bonds in the Multiannual Mode. Any Bonds in or to be converted to the Weekly or Flexible Mode shall be supported by a Credit Facility, except in the case of a failed optional conversion which causes the Bonds to automatically convert to the Flexible Mode with a one day Rate Period. Written notice of a change in Mode or Rate Period within the Multiannual Mode shall be given by the Company to the Authority, the Trustee, the Bank (if any), the Paying Agent, the Remarketing Agent, Moody's and S&P not fewer than twenty-five (25) nor more than sixty (60) days prior to the proposed Conversion Date. If the conversion is to a new Rate Period in the Multiannual Mode, such notice shall include the Company's election whether or not the converted Bonds are to be supported by a Credit Facility. Conversion to the Fixed Rate Mode shall also be governed by Subsection 301(g).

Notwithstanding the foregoing, if the preconditions to conversion to another Mode or a new Rate Period within the Multiannual Mode established by the preceding paragraph and, with respect to any Tax-Exempt Refunding Bonds,
Section 404, are not met by 11:00 A.M. on the Conversion Date, the Paying Agent shall deem the proposed conversion to have failed and shall immediately notify the Trustee and the Remarketing Agent. If the Bonds that were to have been converted are supported by a Credit Facility, the Paying Agent shall by 1:00 P.M. on the proposed conversion date draw on the Credit Facility an amount which is sufficient to pay the Purchase Price on such date on all Bonds that were to have been converted. If the Bonds that were to have been converted are not supported by a Credit Facility, the Company shall by 1:00 P.M. on the proposed Conversion Date deliver to the Paying Agent sufficient funds to pay the Purchase Price. In no event shall the failure of Bonds to be converted to another Mode for any reason be deemed to be, in and of itself, a Default or Event of Default under this Agreement, so long as the Purchase Price of all Bonds required to be purchased is made available as provided above.

(iii) Mandatory Tender for Purchase. On each Effective Date, Bonds in the Multiannual Mode are subject to mandatory tender for purchase as provided in the forms of Multiannual Bond.

(g) Conversion to Fixed Rate Mode. The interest rate on any portion of the Bonds may be converted by the Company to the Fixed Rate as provided in the forms of the Flexible, Weekly and Multiannual Bonds, Subsections 301(d),
(e) and (f) and this Subsection 301(g). Upon receipt of the notice of conversion to the Fixed Rate Mode from the Company, the Remarketing Agent shall determine the Fixed Rate not later than 2:00 P.M. two (2) Business Days before the Conversion Date. The Fixed Rate shall be the lowest rate which in the judgment of the Remarketing Agent, on the basis of prevailing financial market conditions, would permit the sale of the Bonds being so converted at par plus accrued interest as of the Effective Date on the basis of their terms as converted.

On the date of determination thereof, the Remarketing Agent shall notify the Paying Agent, the Company and the Trustee by telephone confirmed in writing of the Fixed Rate. The Trustee shall promptly notify the Authority in writing of the Fixed Rate. The determination of the Fixed Rate shall be conclusive and binding on the Authority, the Trustee, the Paying Agent, the Company and the Bondowners. The first interest payment date of Bonds converted to the Fixed Rate shall be at least three (3) months but less than nine (9) months after the Conversion Date. The Fixed Rate shall become effective on the Fixed Rate Conversion Date and shall remain in effect for the remaining term of the Bonds.

Notwithstanding the foregoing, if the preconditions to conversion to the Fixed Rate Mode established by this Subsection 301(g) are not met by 11:00 A.M. 0on the Conversion Date, the Paying Agent shall immediately notify the Trustee by telephone promptly confirmed in writing. Upon such notice, the Trustee shall deem the proposed conversion to have failed and shall proceed as such under Paragraph 301(d)(ii), (e)(ii) or (f)(ii), whichever is applicable.

(h)  Partial Conversions.

(i) General. The Bonds may be converted in whole or in part to the Flexible Mode, the Weekly Mode, any Rate Period in the Multiannual Mode or the Fixed Rate Mode upon compliance with the conditions set forth in this Agreement. In the event the Bonds are in (or are to be converted to) more than one Mode, the provisions of this Agreement relating to Bonds in a particular Mode (or to be converted to a particular Mode) shall apply only to the Bonds in (or to be converted to) such Mode and, where necessary or appropriate, any reference in this Agreement to the Bonds shall be construed to mean the Bonds in (or to be converted to) such Mode and any reference to Credit Facility or Bank shall be construed to mean the Credit Facility supporting the Bonds in (or to be converted to) such Mode and the Bank issuing that Credit Facility.

(ii) Selection. In the event of any partial conversion of the Bonds to a new Mode, the Bonds to be converted shall be selected by the Paying Agent from Bonds in the Mode selected by the Company. The particular Bonds (or portions thereof) to be converted shall be selected by the Paying Agent from all the Bonds in the Mode (or in the case of Bonds in the Multiannual Mode, the Rate Period) from which Bonds are to be converted. The principal amount of Bonds to be converted shall be determined so that all of the Bonds shall be in the denominations required under Subsection 301(b) for the particular Modes. Bonds (or portions thereof) in the Weekly Mode shall be selected by lot and the selection of the Bonds to be converted shall occur prior to the date notice of mandatory tender is sent by the Paying Agent pursuant to Paragraph 301(e)(iv).

(iii) Amendment. Provisions of this Agreement may be amended to permit or facilitate partial conversions of the Bonds without Bondowner consent in accordance with clause (vii) of the first paragraph of Section 1101.

(i) Cancellation and Destruction of Bonds. All Bonds paid or redeemed, either at or before maturity, shall be delivered to the Paying Agent when such payment or redemption is made, and such Bonds, together with all Bonds purchased by the Paying Agent and all Bonds surrendered in any exchanges or transfers, shall thereupon be promptly canceled. All Bonds acquired and owned by the Company and delivered to the Paying Agent for cancellation shall be deemed paid and shall be promptly canceled. Bonds so canceled may at any time be cremated or otherwise destroyed by the Paying Agent, which shall execute a certificate of cremation or destruction in duplicate by the signature of one of its authorized officers describing the Bonds so cremated or otherwise destroyed, and one executed certificate shall be filed with the Company and the other executed certificate shall be retained by the Paying Agent. The Paying Agent shall provide written notice to Moody's, if the Bonds are then rated by Moody's, and to S&P, if the Bonds are then rated by S&P, of the final payment or redemption of any of the Bonds, either at of before maturity, upon cancellation of any such Bonds.

(j) Replacement of Bonds. Replacement Bonds shall be issued pursuant to applicable law as a result of the destruction, loss or mutilation of the Bonds. The costs of a replacement shall be paid or reimbursed by the applicant, who shall indemnify the Authority, the Trustee, the Paying Agent, the Remarketing Agent and the Company against all liability and expense in connection therewith.

(k) Interest on Overdue Principal. Any overdue principal of any Bond shall bear interest after its maturity or acceleration at the last interest rate in effect on that Bond.

Section 302.   Application of 1991 Series E Bond Proceeds.

The Authority shall loan the proceeds of the 1991 Series E Bonds to the Company by promptly causing the accrued interest, if any, to be deposited in the Bond Fund and the balance of the proceeds to be paid to or pursuant to the direction of the Company as reimbursement for Project Costs incurred prior to the date of delivery of the 1991 Series E Bonds. In connection with the reimbursement of such Project Costs, the Company represents and warrants that (i) such Project Costs were incurred by and were chargeable to the capital account of the Company; (ii) such Project Costs are costs of "sewage or solid waste disposal facilities" or "air or water pollution control facilities" within the meaning of Section 103(b)(4)(E) or (F) of the 1954 Code incurred and paid after January 14, 1976; (iii) such Project Costs are for an "industrial facility" within the meaning of Paragraphs 2, VII (d) and
(e) of the Act; and (iv) such Project Costs are costs of a facility described in Section 1312(a) of the Tax Reform Act of 1986.

     Section   303. Application of Tax-Exempt Refunding Bond Proceeds and of
                    1993 Series E Bond Proceeds.

(a) Application of Tax-Exempt Refunding Bond Proceeds.(21) Proceeds of any Tax-Exempt Refunding Bonds shall be deposited in the Bond Fund and applied to pay principal of, premium, if any, and interest on the 1991 Series E Bonds, or if a Credit Facility is in effect, to reimburse the Bank for any draw on the Credit Facility to make such payment on the 1991 Series E Bonds or as may otherwise be provided in a supplemental Agreement executed and delivered by the parties hereto at the time of issuance of the Tax-Exempt Refunding Bonds.

(b) Application of 1993 Series E Bond Proceeds.(22) The Authority shall loan the proceeds of the 1993 Series E Bonds to the Company by promptly causing (A) an amount equal to the accrued interest, if any, to be deposited in the Bond Fund and (B) $44,800,000 to be deposited with the Trustee, in each case in immediately available funds. Upon receipt by the Paying Agent in respect of a drawing on the Letter of Credit of an amount necessary to pay the Purchase Price due on $44,800,000 principal amount of 1991 Series E Bonds, the Paying Agent shall immediately notify the Trustee that it has received sufficient draw proceeds to pay such Purchase Price, and upon the Trustee's receipt of such notice the Trustee shall pay to the Bank the $44,800,000 deposited with the Trustee by the Authority under clause (B) of this section as partial reimbursement for such drawing. If the Trustee receives such notice from the Paying Agent before 12:00 Noon on any Business Day it shall transmit a payment order for the above-described payment by wire transfer in immediately available funds to the Bank by 2:30 P.M. on the same day, and if the Trustee receives such notice after 12:00 Noon it shall make such payment by wire transfer in immediately available funds to the Bank by 11:00 A.M. on the next Business Day. In connection with the reimbursement of the Bank, the Company represents and warrants that (i) not less than 95% of the proceeds of the 1991 Series E Bonds were spent to reimburse the Company for Project Costs; (ii) such Project Costs were incurred by and were chargeable to the capital account of the Company; (iii) such Project Costs were costs of "sewage or solid waste disposal facilities" or "air or water pollution control facilities" within the meaning of Section 103(b)(4)(E) or
(F) of the 1954 Code incurred and paid after January 14, 1976; (iv) such Project Costs were for an "industrial facility" within the meaning of Paragraphs 2, VII (d) and (e) of the Act; and (v) such Project Costs were costs of a facility described in Section 1312(a) of the Tax Reform Act of 1986.

Section 304.   Bond Fund.

(a) Establishment and Purpose. A Bond Fund is hereby established with the Trustee and moneys shall be deposited therein as provided in this Agreement. The Company hereby grants to the Trustee for the benefit of the Bondowners and the Bank a security interest in all deposits in the Bond Fund. The Trustee acknowledges that it holds the Bond Fund as agent for the Bondowners and the Bank, as their interests may appear. The moneys in the Bond Fund and any investments held as part of such Fund shall be held in trust and, except as otherwise provided in this Agreement, shall be applied by the Trustee solely to pay principal of, premium, if any, and interest on, the Bonds. The Trustee shall keep separate accounts as to (A) Eligible Funds and (B) all other funds in the Bond Fund. When moneys in the Bond Fund are to be applied to the payment of the Bonds, the Trustee shall transfer such moneys to the Paying Agent on the payment date therefor. Proceeds of drawings upon the Credit Facility shall not be deposited in the Bond Fund, but shall be held by the Paying Agent in trust and applied as provided in this Agreement.

(b) Excess in Bond Fund. If at any time the amount of Eligible Funds in the Bond Fund exceeds the amount necessary to pay the Purchase Price or the principal of, premium, if any, and interest on the Bonds in full and all amounts owing or to be owing under this Agreement to the Authority, the Trustee and the Paying Agent, then the Trustee shall apply such excess first to the Bank, in fulfillment of any obligations owed to it under the Reimbursement Agreement, as certified by the Bank, and second, if any balance remains, to the Company.

(c) Unclaimed Moneys. Except as may otherwise be required by applicable law, in case any moneys deposited with the Paying Agent for the payment of the Purchase Price or principal of, premium, if any, or interest on any Bond remain unclaimed for two years after such Purchase Price, principal, premium or interest has been paid or has become due and payable, the Paying Agent may, and upon receipt of a written request by a Company Representative shall, pay over to the Company the amount so deposited and thereupon the Trustee, the Paying Agent and the Authority shall be released from any further liability with respect to the payment of such Purchase Price or principal, premium or interest and the owner of such Bond shall be entitled (subject to any applicable statute of limitations) to look only to the Company as an unsecured creditor for the payment thereof.

Section 305.   Rebate.

The Company shall pay to the United States when due any rebate with respect to the Tax-Exempt Refunding Bonds pursuant to IRC <section>148(f).

Section 306.   Expenses of Issue.

Not more than 2% of the proceeds of the 1991 Series E Bonds shall be used to pay the expenses of issue of the 1991 Series E Bonds, including underwriting charges.

Section 307.   Application of Moneys.

If, in addition to moneys drawn on the Credit Facility (if any), available moneys in the Bond Fund are not sufficient on any day to pay all principal, premium, if any, and interest on the Outstanding Bonds then due or overdue, such moneys shall, after payment of all amounts owing to the Trustee and the Authority under this Agreement, be applied first to the payment of interest, including interest on overdue principal, in the order in which the same became due (pro rata with respect to interest which became due at the same time) and second to the payment of principal and redemption premiums, if any, without regard to the order in which the same became due in each case pro rata among Bondowners, provided, however, that amounts drawn on the Credit Facility (if any) shall be applied exclusively to pay interest, premium, if any, and principal on Bonds supported by the Credit Facility in accordance with the Credit Facility. If any Bonds are supported by a Credit Facility and the owners of such Bonds have received all payments of principal, premium, if any, and interest that have become due and payable from a draw on the Credit Facility, the Bank shall be treated as the owner of such Bonds for purposes of applying this section. In the event there exist Pledged Bonds or Company Bonds on the date of any application of moneys under this section, moneys otherwise to be paid to the Company or to the Bank pursuant to this section shall be applied (subject to Paragraph 308(c)(iii)) as follows: first, so long as all payments due on Bonds supported by a Credit Facility have been made, pro rata to all Bondowners other than the Company (but including the Bank to the extent provided in the preceding sentence), otherwise first, pro rata to all Bondowners other than the Bank and the Company, second (and irrespective of which clause first applies), if any balance remains, to the Bank in fulfillment of any obligations owed to it under the Reimbursement Agreement or any Pledged Bonds (to the extent not satisfied pursuant to clause first), and third, if any further balance remains, to the Company in respect of any Company Bonds. Whenever moneys are to be applied pursuant to this section, such moneys shall be applied at such times, and from time to time, as the Trustee in its discretion shall determine, having due regard to the amount of such moneys becoming available for such application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall exercise such discretion it shall fix the date (which shall be the first day of a month unless the Trustee shall deem another date more suitable) upon which such application is to be made, and upon such date interest on the amounts of principal paid on such date shall cease to accrue. Whenever overdue interest is to be paid on the Bonds, the Trustee may establish a special record date as provided in the forms of Bonds. The Trustee shall promptly notify the Paying Agent of any special record date and give such other notice as it may deem appropriate of the fixing of any such date and special record date. When interest or a portion of the principal is to be paid on an overdue Bond, the Trustee or the Paying Agent may require presentation of the Bond for endorsement of the payment. Prior to any payment to be made to the Bank pursuant to clause second of the sixth preceding sentence, the Trustee may require a certificate from the Bank as to amounts due under the Reimbursement Agreement, and the Trustee may rely conclusively thereon.

Section 308.   Payments by the Company.

(a)  Payments of Debt Service by the Company.

(i) The Company shall make payments in immediately available funds to the Trustee for deposit in the Bond Fund on the date on which such payment of principal (including principal called for redemption) of, premium, if any, or interest on Bonds shall become due in an amount equal to the payment then coming due on such Bonds less the amounts, if any, (i) then held in the Bond Fund and available to pay the same, and (ii) amounts received by the Paying Agent to pay the same from a draw under a Credit Facility. The Company may make payments to the Bond Fund earlier than required by this section, but such payments shall not affect the accrual of interest.

(ii) The payments to be made under the foregoing paragraph shall be appropriately adjusted to reflect the date of issue of Bonds, accrued interest deposited in the Bond Fund, if any, and any purchase or redemption of Bonds so that there will be available on each payment date the amount necessary to pay the interest and principal due or coming due on the Bonds and so that accrued interest will be applied to the installments of interest to which it is applicable.

(iii) At any time when any principal of the Bonds is overdue, the Company shall also have a continuing obligation to pay to the Trustee for deposit in the Bond Fund an amount equal to interest on the overdue principal but the installment payments required under this section shall not otherwise bear interest. Redemption premiums shall not bear interest.

(b)  Additional Payments.

(i) The Company shall pay when due the Authority's Service Charge and other expenses as provided in Section 803.

(ii) Within thirty (30) days after notice from the Trustee, the Company shall pay to the Trustee the reasonable fees and expenses of the Trustee as set forth in Section 703.

(iii) Within thirty (30) days after notice from the Paying Agent, the Company shall pay to the Paying Agent its reasonable fees and expenses as set forth in Section 313.

(c)  Drawings on the Credit Facility.

(i) Debt Service. If a Credit Facility is available for any portion of the Bonds, the Paying Agent shall not later than 4:00 P.M. on the Business Day next preceding any date on which payments of the principal of, premium, if any, or interest on such Bonds are due, whether at maturity, on an interest payment date, by acceleration, redemption, or otherwise, draw on the Credit Facility an amount sufficient to pay in full the principal, premium, if any, and interest then coming due on such Bonds.(23) For purposes of the immediately preceding sentence, interest on the Bonds shall include the component of any Purchase Price of Bonds in the Flexible Mode representing interest on the Bonds. The Paying Agent shall immediately notify the Company and the Trustee by telephone promptly confirmed in writing if it has not been paid by the Bank for such a draw on the Letter of Credit by 11:00 A.M. on the date such payment on the Bonds is due.

(ii) Tenders for Purchase. Except as provided in Paragraph 308(c)(i), drawings on the Credit Facility for the purchase of Bonds tendered for mandatory purchase pursuant to Paragraphs 301(d)(iii), 301(e)(iv), or 301(f)(iii) or for Bonds tendered for purchase at the Bondowner's election pursuant to Paragraph 301(e)(iii) shall be made pursuant to Subsection 311(a).

(iii) Use of Credit Facility.  All amounts received by the Paying
Agent under any Credit Facility shall be held in a segregated account, shall remain uninvested and shall be used solely to pay the Purchase Price or principal of, premium, if any, and interest on the Bonds for which the Credit Facility is available. Principal and Purchase Price of, premium, if any, and interest on Company Bonds, Pledged Bonds and Bonds not supported by a Credit Facility shall not be paid from amounts drawn on a Credit Facility.(24)

(iv) Failed Conversion. Whenever there is a failed conversion of Bonds supported by a Credit Facility, the Paying Agent shall draw on the Credit Facility as provided in Paragraph 301(d)(ii), 301(e)(ii) or 301(f)(ii), as appropriate.(25)

(d)  Payment of Debt Service.  The Trustee shall transfer Eligible
Funds, and to the extent necessary other funds, from the Bond Fund to the Paying Agent for the payment of principal, premium, if any, and interest payable on the Bonds as provided in Subsection 304(a) to the extent amounts drawn on the Credit Facility are insufficient to pay the same, and in conjunction therewith shall give the Paying Agent written notice of the amount of Eligible Funds being transferred. The Paying Agent shall apply such payments received from the Trustee and amounts drawn on the Credit Facility, in the following order, (i) moneys drawn on the Credit Facility,
(ii) Eligible Funds on deposit in the Bond Fund other than moneys drawn on the Credit Facility, and (iii) any other moneys in the Bond Fund; provided, however, that except as specified in the next sentence, in no event shall the Paying Agent use any moneys other than Eligible Funds to pay principal of, premium, if any, or interest on Bonds supported by a Credit Facility. If and to the extent that sufficient Eligible Funds, including moneys drawn on the Credit Facility pursuant to this section and Section 605, are not available to pay in full the principal of, premium, if any, and interest on the Bonds supported by a Credit Facility, then other available moneys shall be so used.

(e)  Company's Purchase of Bonds.  If the amount drawn on the Credit
Facility and deposited with the Paying Agent, together with all other amounts (including remarketing proceeds) received by the Paying Agent for the purchase of Bonds supported by a Credit Facility and tendered pursuant to Paragraph 301(d)(iii), 301(e)(iii) or (iv), or 301(f)(iii), is not sufficient to pay the Purchase Price of such Bonds on the Purchase Date, the Paying Agent shall before 3:30 P.M. on such Purchase Date, notify the Company, the Remarketing Agent and the Trustee of such deficiency by telephone promptly confirmed in writing. The Company shall pay to the Paying Agent in immediately available funds by 4:00 P.M. on the Purchase Date an amount equal to the Purchase Price of such Bonds less the amount, if any, available to pay the Purchase Price in accordance with Section 311 from the proceeds of the remarketing of such Bonds or from drawings on the Credit Facility, as reported by the Paying Agent. Bonds so purchased with moneys furnished by the Company shall be Company Bonds.

Section 309.   Unconditional Obligation.

The obligation of the Company to make payments under this Agreement shall be absolute and unconditional, shall be binding and enforceable in all circumstances whatsoever, shall not be subject to setoff, recoupment or counterclaim, and shall be a general obligation of the Company to which the full faith and credit of the Company are pledged. The Company shall be obligated to make such payments whether or not the Project Facilities become functional and whether or not the Project Facilities have ceased to exist or be functional to any extent from any cause whatsoever. The Company shall be obligated to make such payments regardless of whether it is in possession or entitled to be in possession of the Project Facilities.

Section 310.   Redemption of the Bonds.

(a) Optional Redemption. The Bonds are redeemable prior to maturity in accordance with the written direction of the Company to the Authority and the Trustee. Such redemption of Bonds, other than Bonds in the Flexible Mode, shall be in accordance with the terms of the Bonds (provided that, if less than all the Bonds Outstanding shall be called for redemption, the Company shall designate (to the extent not otherwise prohibited) the amount of Bonds of each series and Mode to be redeemed, and if less than all of the Bonds Outstanding in any series and Mode shall be called for redemption, Bonds to be so redeemed in any series and Mode shall be selected by the Paying Agent by lot or in any customary manner of selection as determined by the Paying Agent) at the redemption prices plus accrued interest to the redemption date as described in the forms of Bonds. For purposes of this Subsection 310(a), references to the term Mode shall be deemed to include different Rate Periods within the Multiannual Mode. Redemption of Bonds in the Flexible Mode pursuant to this Subsection 310(a) shall be only on an Effective Date for the Bonds to be redeemed at the then applicable Purchase Price for such Bonds.

(b) Extraordinary Optional Redemption. The Outstanding Bonds in the Multiannual or Fixed Rate Modes may be redeemed at any time at the option of the Company in whole at a price equal to 100% of the principal amount thereof, plus accrued interest to the redemption date, if (i) all Bonds in the Weekly Mode are to be redeemed pursuant to Subsection 310(a) on or before such extraordinary optional redemption date and (ii) all Bonds in the Flexible Mode are to be redeemed pursuant to Subsection 310(a) on or before the later of (A) the first Effective Date for such Bonds after notice of the extraordinary optional redemption is given by the Company pursuant to Subsection 310(b) or (B) such extraordinary optional redemption date and
(iii) the redemption occurs within nine (9) months following the occurrence of any of the following events, as evidenced in each case by the filing with the Trustee of a certificate of a Company Representative that such event has occurred and describing the same:

(i) Damage or destruction to the Station or the Project Facilities to such extent that in the opinion of the Company (expressed in a resolution adopted by the Board of Directors of the Company (a "Board Resolution")) and of an architect or engineer acceptable to the Company (who may be an employee of the Company), both filed with the Authority and the Trustee, (1) the Station or the Project Facilities, as the case may be, cannot be reasonably repaired, rebuilt, or restored within a period of six (6) months to their condition immediately preceding such damage or destruction, or (2) normal operations are thereby prevented from being carried on at the Station for a period of not less than six (6) months.

(ii) Loss of title to or use of a substantial part of the Station or the Project Facilities as a result of the exercise of the power of eminent domain which, in the opinion of the Company (expressed in a Board Resolution) and of an architect or engineer acceptable to the Company (who may be an employee of the Company), both filed with the Authority and the Trustee, prevents or is likely to prevent normal operations from being carried on at the Station for a period of not less than six (6) months.

(iii) A change in the Constitution of the State of New Hampshire or of the United States of America or legislative or executive action (whether local, state, or federal) or a final decree, judgment or order of any court or administrative body (whether local, state, or federal) that causes this Agreement to become void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed herein or, imposes unreasonable burdens or excessive liabilities upon the Company with respect to the Station or the Project Facilities or the operation thereof.

(iv) The operation of the Station or the Project Facilities shall have been enjoined or shall otherwise have been prohibited by any order, decree, rule or regulation of any court or of any local, state, or federal regulatory body, administrative agency or other governmental body for a period of not less than six (6) months.

(v) Changes which the Company cannot reasonably control in the economic availability of fuel, materials, supplies, labor, equipment, or other properties or things necessary for the efficient operation of the Station or the Project Facilities shall have occurred which, in the judgment of the Company (expressed in a Board Resolution), render the continued operation of the Station uneconomical.

The Company's right to direct the redemption of the Bonds upon the occurrence of any single event listed in this Subsection 310(b) shall expire six (6) months after such event occurs.

(c) Notice by the Company. The Company shall exercise its option to have Bonds redeemed under Subsection 310(a) or (b) by giving notice to the Trustee, the Authority, the Paying Agent, and the Remarketing Agent at least five (5) days before the redemption date in the case of Bonds in the Flexible Mode, and forty-five (45) days before the redemption date in the case of Bonds in any other Mode.(26)

(d) Payment of Redemption Price and Accrued Interest. Whenever Bonds are called for redemption, the accrued interest thereon shall become due on the redemption date. To the extent not otherwise provided, the Company shall deposit with the Trustee prior to the redemption date a sufficient sum to pay the redemption price of and accrued interest on the Bonds.

(e)  Notice of Redemption.  When Bonds are to be redeemed, the Paying
Agent shall give notice to the Bondowners in the name of the Authority, which notice shall identify the Bonds to be redeemed, state the date fixed for redemption and specify the office of the Paying Agent at which such Bonds will be redeemed. The notice shall further state that on such date there shall become due and payable upon each Bond to be redeemed the redemption price thereof, together with interest accrued to the redemption date, and that moneys therefor having been deposited with the Paying Agent, from and after such date, interest thereon shall cease to accrue and that the Bonds or portions thereof called for redemption shall cease to be entitled to any benefit under this Agreement except the right to receive payment of the redemption price. The Paying Agent shall mail the redemption notice the number of days prior to the date fixed for redemption provided in the forms of Bond for the Mode the Bonds are in, to the registered owners of any Bonds which are to be redeemed, at their addresses shown on the registration books maintained by the Paying Agent. Failure to mail notice to a particular Bondowner, or any defect in the notice to such Bondowner, shall not affect the redemption of any other Bond. No notice shall be given of redemption of Bonds in the Flexible Mode, except for such redemption pursuant to Section 405 as and when provided in the forms of Flexible Bonds.(27)

Section 311.   Purchase of Bonds Tendered.

(a)  Procedure.

(i)  Notice.  The Remarketing Agent shall give notice to the Paying
Agent electronically or by telephone, and if by telephone, promptly confirmed in writing, specifying the principal amount of Tendered Bonds as to which the Remarketing Agent has found purchasers, the amounts the Remarketing Agent has received for the purchase of Tendered Bonds, and any deficiency in amounts available to pay the Purchase Price of Tendered Bonds at or before (A) 1:00 P.M. on each Purchase Date for Tendered Bonds that are to be in the Flexible Mode immediately after the Purchase Date, (B) 3:30 P.M. one (1) Business Day before the Purchase Date for Tendered Bonds that are to be in the Weekly Mode immediately after the Purchase Date, or (C) 2:00 P.M. two (2) Business Days before the Purchase Date for Tendered Bonds that are to be in the Multiannual or Fixed Rate Mode immediately after the Purchase Date. The Remarketing Agent shall give written notice to the Paying Agent of the names, addresses and taxpayer identification numbers of the purchasers and the number and denominations of Bonds to be delivered to each purchaser, and in the case of Bonds that are to be in the Flexible or Multiannual Mode, the current rate and the next scheduled Purchase Date of each such Bond successfully remarketed at or before (A) 1:00 P.M. on each Purchase Date for Tendered Bonds that are to be in the Flexible Mode immediately after the Purchase Date, (B) 3:30 P.M. one (1) Business Day before the Purchase Date for Tendered Bonds to be in the Weekly Mode immediately after the Purchase Date, or (C) 2:00 P.M. two (2) Business Days before the Purchase Date for Tendered Bonds to be in the Multiannual Mode immediately after the Purchase Date.

(ii) Sources of Payments. If the Tendered Bonds are supported by a Credit Facility, the Paying Agent shall draw upon the Credit Facility the amount necessary to purchase the Tendered Bonds for which the Remarketing Agent has not received the Purchase Price not later than (A) 1:30 P.M. on the Purchase Date for Tendered Bonds that are to be in the Flexible Mode immediately after the Purchase Date, or (B) 4:00 P.M. one (1) Business Day before the Purchase Date for Tendered Bonds that are to be in any other Mode immediately after the Purchase Date. In determining the amount necessary to purchase such Tendered Bonds, the Paying Agent shall take into account any amounts drawn under the Credit Facility pursuant to Paragraph 308(c)(i) to pay interest on such Bonds on the Tender Date. If the Tendered Bonds are not supported by a Credit Facility, the Paying Agent shall not later than (A) 1:30 P.M. on the Purchase Date for Tendered Bonds that are to be in the Flexible Mode immediately after the Purchase Date, or (B) 4:00 P.M. one (1) Business Day before the Purchase Date for Tendered Bonds that are to be in any other Mode immediately after the Purchase Date, notify the Company of the amount necessary to purchase the Tendered Bonds for which the Remarketing Agent has not received the Purchase Price, and the Company shall pay the Paying Agent such amount not later than (A) 3:30 P.M. on the Purchase Date in the case of Tendered Bonds that are to be in the Flexible Mode immediately after the Purchase Date, or (B) 10:00 A.M. on the Purchase Date in the case of Tendered Bonds that are to be in any other Mode immediately after the Purchase Date. The Remarketing Agent shall deliver to the Paying Agent all amounts received by the Remarketing Agent as proceeds of the remarketing of Bonds at or before (A) the close of business on the Purchase Date for Tendered Bonds that are to be in the Flexible Mode immediately after the Purchase Date, (B) 2:00 P.M. on the Purchase Date for Tendered Bonds that are to be in the Weekly Mode immediately after the Purchase Date, or (C) 2:00 P.M. on the Purchase Date for Tendered Bonds that are to be in the Multiannual or Fixed Rate Mode immediately after the Purchase Date. If the Bonds are supported by a Credit Facility and the Remarketing Agent does not deliver to the Paying Agent proceeds of remarketing sufficient, together with amounts received from draws under the Credit Facility, to pay in full the Purchase Price of all Bonds due on the Purchase Date, the Paying Agent shall make an additional draw on the Credit Facility pursuant to Paragraph 602(a)(ii) and thereafter the Company shall be liable for the shortfall.

(b) Payments by the Paying Agent. At or before the close of business on the Delivery Date and upon receipt by the Paying Agent of the Purchase Price of the Tendered Bonds that are delivered to it, the Paying Agent shall pay the Purchase Price of the Bonds to the registered owners thereof as provided in the applicable form of Bonds. The Paying Agent shall apply in order, first, moneys paid to it by the Remarketing Agent or by new purchasers of the Bonds tendered as proceeds of the remarketing of such Bonds by the Remarketing Agent, second, but only with respect to Bonds supported by the Credit Facility, moneys drawn on the Credit Facility for the purpose of purchasing Tendered Bonds (including amounts drawn on the Credit Facility to pay accrued interest on the Tendered Bonds), and third, moneys paid to it by the Company. If sufficient funds are not available for the purchase of all Bonds tendered on any Delivery Date, no purchase shall be consummated.

(c) Commencement of New Mode or Rate Period. Whenever Bonds in the Flexible or Multiannual Mode are subject to mandatory tender for purchase on an Effective Date, the new Rate Period for the Bonds (including a new Rate Period in a new Mode) shall commence immediately upon the Bonds becoming subject to mandatory tender for purchase.(28)

Section 312.   Remarketing of Bonds Tendered.

(a)  General.  While the Bonds are in the Flexible, Weekly or
Multiannual Mode, the Remarketing Agent shall solicit offers to purchase and use its best efforts to find a purchaser for Tendered Bonds, Pledged Bonds and Company Bonds, provided that Bonds supported by a Credit Facility shall not be remarketed to the Authority, the Company or "insiders" of either of them as that term is defined in the United States Bankruptcy Code. Any such purchase shall be made by payment of the Purchase Price in immediately available funds (for Bonds to be in the Flexible or Weekly Mode) or in clearinghouse funds (for Bonds to be in the Multiannual Mode) to the Paying Agent at the time specified in Paragraph 311(a)(ii). The Purchase Price shall be equal to the principal amount to be purchased together with the interest accrued on such principal amount to the Purchase Date. By (i) 2:15 P.M., in the case of Bonds that are to be in the Flexible Mode immediately after the Purchase Date, (ii) 2:00 P.M., in the case of Bonds that are to be in the Weekly Mode immediately after the Purchase Date, or (iii) 2:00 P.M., in the case of Bonds that are to be in the Multiannual or Fixed Rate Mode immediately after the Purchase Date, on the Purchase Date, Bonds remarketed under this section shall be made available by the Paying Agent to the purchasers thereof (in the case of Bonds in the Flexible Mode, delivered by the Paying Agent to the Remarketing Agent) and shall be registered in the manner directed by the recipient thereof, provided that such Bonds shall not be delivered unless and until the Paying Agent has received the Purchase Price therefor, except that Bonds in the Flexible Mode may be delivered against a window receipt guaranteeing same day payment in immediately available funds. Bonds not remarketed shall be held by the Paying Agent. Bonds previously purchased with moneys drawn under the Credit Facility shall not be delivered upon remarketing unless the Credit Facility has been reinstated as provided in the following paragraph.

Bonds the Purchase Price of which is paid for with funds drawn on the Credit Facility pursuant to Paragraph 311(a)(ii) shall be registered to the Bank, or its designee, as pledgee, by the Paying Agent (whether or not such Bonds are delivered by the tendering Bondowner) as security for the reimbursement of the Bank for moneys drawn under the Credit Facility and shall be "Pledged Bonds." Bonds the Purchase Price of which is paid for with funds provided by the Company pursuant to Subsection 308(e) or Paragraph 311(a)(ii) shall be registered in the name of the Company by the Paying Agent and shall be "Company Bonds". Company Bonds shall be held by the Paying Agent for the account of the Company until transferred pursuant to this
Section 312 or canceled pursuant to instructions of the Company. Any Company Bonds that remain unsold for a period of ninety (90) days (or such longer period as may be approved (under New Hampshire and federal law) in an opinion of Bond Counsel reasonably acceptable to the Trustee) shall be automatically deemed canceled. Upon receipt by the Paying Agent of notice from the Remarketing Agent that a purchaser has been found for Pledged Bonds or Company Bonds held by the Paying Agent, the Paying Agent shall register and deliver such Bonds to such purchaser (at which time such Bonds shall cease to be Pledged Bonds or Company Bonds) upon receipt by the Paying Agent of the Purchase Price of such Bonds, provided, however, that no Pledged Bond or Company Bond shall be so registered and delivered unless the Paying Agent has received from the Bank a written notice of the reinstatement of the principal and interest component of the Credit Facility, or if prior to or simultaneously with such registration or delivery, the amount available to be drawn under the Credit Facility is otherwise less than the amount described in Paragraph 317(b)(ii) determined as if Bonds which are to continue as Pledged Bonds were not Outstanding.(29) If the Paying Agent has received from the Bank a written notice of non-reinstatement of the interest component of the Credit Facility with respect to Bonds in the Flexible Mode and has, therefore, stopped registration and delivery of remarketed Bonds, the Paying Agent may resume the registration and delivery of Bonds upon receipt from the Bank of written notice that the interest component of the Credit Facility has been fully reinstated. The Paying Agent shall immediately notify (subsequently confirmed in writing) the Remarketing Agent whenever (i) it is prohibited from registering and delivering Bonds pursuant to this Agreement and (ii) if the Paying Agent has been so prohibited, upon the restoration of its power hereunder to register and deliver Bonds. Bonds purchased with moneys drawn under the Credit Facility and registered to the Bank or its designee pursuant to the Reimbursement Agreement shall be delivered to and held by the Paying Agent as custodian for the Bank and shall not be subsequently transferred or assigned by the Bank except as provided in this
Section 312 and Paragraph 313(a)(iv). No Bonds that are automatically converted to a Flexible Mode with a one day Rate Period after failure of an optional conversion from one Mode to another (or from one Rate Period to another in the Multiannual Mode) shall be remarketed until the Paying Agent notifies the Remarketing Agent (promptly confirmed in writing) that such Bonds are supported by a Credit Facility meeting the requirements of Subsection 317(b).

(b)  Remarketing of Bonds in the Weekly Mode Between Notice and
Redemption or Conversion Date. No Bonds in the Weekly Mode scheduled to be redeemed or converted to a different Mode may be remarketed under Subsection 312(a) after receipt by the Remarketing Agent of notice of redemption or conversion of such Bonds to a specified Mode from the Company unless the Remarketing Agent, on or before the redemption date or Purchase Date, gives notice to the purchaser that the Bonds will be redeemed or converted, and such purchaser will be required to surrender its Bonds for payment on the applicable redemption date or to tender its Bonds for mandatory purchase on the applicable Conversion Date, as the case may be.

Section 313.   Paying Agent.

(a) Appointment and Responsibilities. The initial Paying Agent shall be Security Pacific National Trust Company (New York). The Paying Agent shall be entitled to the advice of counsel (who may be counsel for any party) and shall not be liable for any action taken in good faith in reliance on such advice. The Paying Agent may rely conclusively on any telephone or written notice, certificate or other document furnished to it under this Agreement and reasonably believed by it to be genuine. The Paying Agent shall not be liable for any action taken or omitted to be taken by it in good faith and reasonably believed by it to be within the discretion or power conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed under this Agreement or omitted to be taken by it by reason of the lack of direction or instruction required for such action, or be responsible for the consequences of any error of judgment reasonably made by it. When any payment or other action by the Paying Agent is called for by this Agreement, it may defer such action pending receipt of such evidence, if any, as it may reasonably require in support thereof. A permissive right or power to act shall not be construed as a requirement to act. The Paying Agent shall not in any event be liable for the application or misapplication of funds, or for other acts or defaults, by any person, firm or corporation except by their respective directors, officers, agents and employees. No recourse shall be had by the Company, the Authority, the Trustee or any Bondowner for any claim based on this Agreement or the Bonds against any director, officer, agent or employee of the Paying Agent unless such claim is based upon the bad faith, fraud or deceit of such person. For the purposes of this Agreement matters shall not be considered to be known to the Paying Agent unless they are known to an officer in its corporate trust division. The Paying Agent shall not require indemnification either (i) prior to making a draw under the Credit Facility pursuant to Paragraphs 308(c)(i) or 308(c)(ii), or (ii) prior to making any payment when due of principal, premium or interest on any Bond to be made by the Paying Agent to any Bondowner, except and unless such drawing or payment is prohibited by or violates applicable law or any outstanding or pending court or governmental order or decree.

The Company shall pay to the Paying Agent reasonable compensation for its services and pay or reimburse the Paying Agent for its reasonable expenses and disbursements, including reasonable attorneys' fees hereunder. The Company shall indemnify and save the Paying Agent harmless against any liabilities and reasonable expenses which it may incur in the exercise of its duties hereunder and which are not due to its negligence or bad faith. Any fees, expenses, reimbursements or other charges which the Paying Agent may be entitled to receive from the Company hereunder shall be due and payable 30 days after a request for payment has been made by the Paying Agent to the Company, and any such fees, expenses, reimbursements or other charges not paid when due shall bear interest at the "Base Rate" of the Trustee (or, if none, the nearest equivalent).

The Paying Agent shall act as such and as Bond registrar and transfer agent. The Paying Agent, which may act by means of agents, shall signify its acceptance of the duties and obligations imposed upon it hereunder by its written instrument of acceptance under which the Paying Agent will agree to:

(i) hold all sums delivered to it by the Trustee or paid to it under the Credit Facility for the payment of principal of, premium, if any, and interest on the Bonds uninvested in trust for the benefit of the Bondowners until such sums shall be paid to the Bondowners or otherwise disposed of as herein provided;

(ii) hold all Bonds tendered to it hereunder in trust for the benefit of the respective Bondowners until moneys representing the Purchase Price of such Bonds shall have been delivered to or for the account of or to the order of such Bondowners;

(iii) hold all moneys delivered to it hereunder for the purchase of Bonds (including amounts drawn on the Credit Facility and amounts received from the Company) in trust uninvested for the benefit of the Person that shall have so delivered such moneys until the Bonds purchased with such moneys shall have been delivered to or for the account of such Person;

(iv) hold all Pledged Bonds in trust for the benefit of the Bank until such Pledged Bonds have been remarketed by the Remarketing Agent, purchased by the Company, or redeemed;

(v) hold all Company Bonds in trust for the benefit of the Company until such Company Bonds have been remarketed by the Remarketing Agent, redeemed, or canceled.

(vi) keep such books and records as shall be consistent with industry practice and make such books and records, including the books of registration for the Bonds, available for inspection by the parties hereto and the Remarketing Agent at all reasonable times;

(vii) promptly report to the Trustee all authentications of Bonds transferred, exchanged or remarketed and any information received by it concerning the names and addresses of Bondowners;

(viii) give all notices required of it in this Agreement at the times and in the manner required by this Agreement and send to the Remarketing Agent copies of all such notices;

(ix) if appointed by the Trustee for such purpose, act as agent of the Trustee for the purpose of executing the Certificate of Authentication on the Bonds; and

(x) take all other actions and perform all other duties and obligations as may be required of it as Paying Agent under this Agreement.

In addition, in its instrument of acceptance the Paying Agent shall assign to the Trustee all of its rights to enforce payment under the Credit Facility after the occurrence of an Event of Default.

(b) Removal or Resignation of Paying Agent. The Company may discharge the Paying Agent from time to time and appoint a successor approved by the Trustee, the Bank and the Remarketing Agent. The Company shall also designate a successor subject to the approval of the Trustee, the Bank and the Remarketing Agent if the Paying Agent resigns or becomes ineligible. The Paying Agent may resign by giving at least sixty (60) days' written notice to the parties hereto and the Remarketing Agent. Each successor Paying Agent shall be a commercial bank or trust company having a capital and surplus of not less than $50,000,000, shall at the time of the appointment be rated at least Baa3/P-3 by Moody's or otherwise be acceptable to Moody's, shall be registered as a transfer agent with the Securities and Exchange Commission, shall have the power to authenticate bonds pursuant to the Act, and shall be capable of performing the duties prescribed for it herein in New York, New York. The Paying Agent may but need not be the same person as the Trustee. The Trustee shall give notice of the appointment of a successor Paying Agent in writing to each Bondowner. The Trustee will promptly certify to the Company that it has mailed such notice to all Bondowners, and such certificate will be conclusive evidence that such notice was given in the manner required hereby.

In the event of the resignation or removal of the Paying Agent, the Paying Agent shall pay over, assign, transfer and deliver the Credit Facility and any moneys and Bonds, including Pledged Bonds and unauthenticated Bonds, held by it and the books of registry maintained by it in such capacity to its successor. No resignation or removal of the Paying Agent shall be effective until a successor has been appointed and has accepted its appointment.

(c) Successors. Any corporation, association, partnership or firm which succeeds to the business of the Paying Agent as a whole or substantially as a whole, whether by sale, merger, consolidation or otherwise, shall thereby become vested with all the property, rights and powers of the Paying Agent under this Agreement and shall be subject to all the duties and obligations of the Paying Agent under this Agreement.

In the event that the Paying Agent shall resign or be removed, or be dissolved, or if the property or affairs of the Paying Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Company shall not have appointed its successor within thirty (30) days, the Trustee shall appoint a successor.

The Paying Agent shall send or cause to be sent notice to Bondowners of a change of address for the delivery of Bonds or notices or the payment of principal or purchase price of Bonds.

Section 314.   Remarketing Agent.

(a) Qualifications and Responsibilities. The Company shall appoint, with the consent of the Authority, and, if a Credit Facility is in effect, the Bank, a Remarketing Agent when any Bonds are in the Flexible Mode, Weekly or Multiannual Mode. The Remarketing Agent shall be authorized by law to perform all of the duties imposed upon it by this Agreement. In addition, the Remarketing Agent shall either (i) have a capitalization of at least $10,000,000 and outstanding securities rated at least Baa 3 (or a substantially equivalent rating) by Moody's if such a requirement is then necessary to the maintenance of any then existing Moody's rating on the Bonds or (ii) have a capitalization of at least $15,000,000 or have a line of credit with a commercial bank in the amount of at least $15,000,000. The Remarketing Agent, which may act by means of agents, shall signify its acceptance of the duties and obligations imposed upon it hereunder by a written agreement with the Company under which the Remarketing Agent will agree, among other things, to:

(i) determine the Flexible, Weekly, Multiannual or Fixed Rate pursuant to and in accordance with Paragraph 301(d)(i), (e)(i) or (f)(i) or Subsection 301(g) and the forms of Flexible, Weekly, Multiannual and Fixed Rate Bonds;

(ii) give all notices to the Trustee and Paying Agent regarding the determination of interest rates on the Bonds and regarding Tendered Bonds as are required of the Remarketing Agent in this Agreement;

(iii) hold all moneys received hereunder from the remarketing of Tendered Bonds for the benefit of the person or entity which shall have delivered such moneys until the Remarketing Agent shall have transferred such moneys to the Paying Agent as provided in this Agreement;

(iv) keep such books and records with respect to its duties as Remarketing Agent as shall be consistent with prudent industry practice and make such books and records available for inspection by the parties hereto and the Paying Agent at all reasonable times; and

(v) use its best efforts to remarket Bonds in accordance with this Agreement and any remarketing agreement entered into by the Remarketing Agent and the Company.

The Remarketing Agent may enter into custodial agreements with one or more banking or similar institutions for the deposit and holding of the Bonds in order to facilitate the tendering and remarketing of Bonds as provided in this Agreement, provided, however, that in no event shall the Authority, the Trustee or the Paying Agent be responsible or held liable for any action taken or not taken under any such custodial agreement and in no way shall any such custodial agreement relieve or otherwise alter the obligations and responsibilities of the Remarketing Agent set forth in this Agreement.

(b) Removal or Resignation of Remarketing Agent. The Company may remove the Remarketing Agent at any time by written notice to the Remarketing Agent, the Bank and the parties hereto and appoint a successor which meets the qualifications set forth in Subsection 314(a) and which is reputable and experienced in the remarketing of obligations similar to the Bonds. The Company shall appoint a successor with similar qualifications if the Remarketing Agent resigns or becomes ineligible. The Company shall give the Authority, the Bank, the Paying Agent and the Trustee at least two (2) days' notice prior to the appointment of a successor Remarketing Agent. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Agreement by giving at least thirty (30) days' written notice to the parties hereto and the Bank and the Paying Agent. The Trustee shall give written notice to the Bondowners of any removal or appointment of the Remarketing Agent.

(c) Successors. Any corporation, association, partnership or firm which succeeds to the business of the Remarketing Agent as a whole or substantially as a whole, whether by sale, merger, consolidation or otherwise, shall thereby become vested with all the property, rights and powers of the Remarketing Agent under this Agreement and shall be subject to all the duties and obligations of the Remarketing Agent under this Agreement. In the event that the Remarketing Agent shall resign or be removed, or be dissolved, or if the property or affairs of the Remarketing Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Company shall not have appointed its successor within thirty (30) days, the Trustee shall apply to a court of competent jurisdiction for such appointment.

Section 315.   Investments.

(a) Pending their use under this Agreement, moneys in the Bond Fund may be invested by the Trustee in Permitted Investments (as defined below) maturing or redeemable at the option of the holder at or before the time when such moneys are expected to be needed and shall be so invested pursuant to written direction of the Company if no Default known to the Trustee then exists under this Agreement, provided that the Company shall not request, authorize or permit any investment which would cause any Tax-Exempt Refunding Bonds to be classified as "arbitrage bonds" as defined in IRC Section 148. Any investments pursuant to this subsection shall be held by the Trustee as a part of the Bond Fund and shall be sold or redeemed to the extent necessary to make payments or transfers or anticipated payments or transfers from such Fund.

(b) Any interest realized on investments in the Bond Fund and any profit realized upon the sale or other disposition thereof shall be credited to the Bond Fund and any loss shall be charged thereto.

(c)  (1)  The term "Permitted Investments" means (i) Government
Obligations or shares of a so-called money market or mutual fund that has all of its assets invested in Government Obligations, (ii) tax-exempt bonds as defined in IRC Section 150(a)(6) rated at least AA or Aa by S&P and Moody's, respectively, or the equivalent by any other nationally recognized rating agency at the time of acquisition thereof (and Aa by Moody's if rated by Moody's and AA by S&P if rated by S&P) or shares of a so-called money market or mutual fund that do not constitute "investment property" within the meaning of IRC Section 148(b)(2), provided either that the fund has all of its assets invested in obligations of such rating quality or, if such obligations are not so rated, that the fund has comparable credit worthiness through insurance or otherwise and which fund is rated AAm or AAm-G if rated by S&P, and rated investment grade by Moody's, if rated by Moody's, or, if unrated, investment in such fund is approved in writing by S&P and Moody's,
(iii) certificates of deposit of, banker's acceptances drawn on and accepted by, and interest bearing deposit accounts of, a bank or trust company which has a capital and surplus of not less than $50,000,000 and which has been rated not less than Prime-3 by Moody's, and (iv) Repurchase Agreements. The term "Repurchase Agreement" shall mean a written agreement under which a bank or trust company which has a capital and surplus of not less than $50,000,000 or a government bond dealer reporting to, trading with, and recognized as a primary dealer by the Federal Reserve Bank of New York sells to, and agrees to repurchase from the Trustee obligations issued by, or the full and timely payment of which is guaranteed by, the United States, provided that the market value of such obligations is at the time of entering into the agreement at least one hundred and three percent (103%) of the repurchase price specified in the agreement and that such obligations are segregated from the unencumbered assets of such bank or trust company or government bond dealer, and provided further that unless the agreement is with a bank or trust company, such agreement shall require the repurchase to occur on demand or on a date certain which is not later than one (1) year after such agreement is entered into and shall expressly authorize the Trustee to liquidate the purchased obligations in the event of the insolvency of the party required to repurchase such obligations or the commencement against such party of a case under the federal Bankruptcy Code or the appointment of or taking possession by a trustee or custodian in a case against such party under the Bankruptcy Code. Any such investments may be purchased from or through the Trustee.

(2) Notwithstanding the immediately preceding paragraph Permitted Investments shall not include the following:

(A) Government Obligations, certificates of deposit and bankers' acceptances, in each case with yields lower than the yield available on comparable obligations then offered by the United States Treasury;

(B) any demand deposit or similar account with a bank, trust company or broker, unless (i) the account is used for holding funds for a short period of time until such funds are reinvested or spent, and (ii) such account will not contain an average daily balance for any bond year (selected by the Company pursuant to Temp. Treas. Reg. Section 1.148-8T(b)(2) or any successor thereto) in excess of $20,000 (disregarding the 20 days with the largest account balances); or

(C) Repurchase Agreements, unless (i) at least three (3) bids are obtained on the proposed Repurchase Agreement from persons other than those with an interest in the Bonds, (ii) the yield on the Repurchase Agreement is at least equal to the yield offered by the highest bidder, and (iii) a written record of the yield offered by each bidder is maintained.

Any of the requirements of this paragraph (2) shall not apply to moneys allocable to Bonds as to which the Trustee and the Authority shall have received an opinion of nationally recognized bond counsel to the effect that such requirements are not necessary to preserve the exclusion of interest on any Tax-Exempt Refunding Bonds from the gross income of the owner thereof for federal income tax purposes.

     Section 316. Reduction of Credit Facility on Change in Mode; Release of Credit Facility upon Conversion to Multiannual or Fixed Rate Mode.

If Bonds are converted from one Mode to another Mode for which the Paying Agent is required to be entitled to draw under the Credit Facility a reduced number of days' interest, as described in Paragraph 317(b)(ii), the Paying Agent may reduce the amount available to be drawn under the Credit Facility upon such conversion in accordance with the Credit Facility.

If no Credit Facility is to be in effect for the Bonds as converted to the Multiannual or Fixed Rate Mode, the Paying Agent shall reduce (or if all the Bonds are so converted, release) the Credit Facility upon such conversion so that the Credit Facility, if any, in effect satisfies the requirements described in Paragraph 317(b)(ii).

In no event shall any reduction in or release of the Credit Facility pursuant to this Section 316 take effect until five (5) Business Days after the conversion.

Section 317.   Credit Facilities.

(a) Substitution or Replacement. Upon satisfaction of the requirements set forth in this Section 317 and subject to the last sentence of this Subsection 317(a), the Company may (except during the period between the giving of notice of mandatory tender for purchase on account of the expiration of the Credit Facility and the Purchase Date) replace a Credit Facility then in effect with a substitute Credit Facility; provided, however, that (1) the Credit Facility being replaced shall in no event be terminated or released until the Company has given not less than forty-five (45) days' written notice to the Trustee, the Paying Agent and the Remarketing Agent, and the Paying Agent has received the proceeds of all outstanding drawings on the Credit Facility being replaced, (2) if any Bonds supported by the Credit Facility being replaced are in the Weekly Mode, the Paying Agent has given not less than thirty (30) days' written notice of the termination or release of the Credit Facility to owners of such Bonds in the Weekly Mode and (3) if any of the Bonds supported by the Credit Facility being replaced are in the Flexible Mode or the Multiannual Mode, such Credit Facility shall in no event be terminated or released earlier than on an Effective Date for all such Bonds.

Prior to the replacement of any Credit Facility the Company shall have delivered to the Trustee and the Paying Agent: (i) an opinion of counsel for the issuer of the substitute Credit Facility to the effect that it constitutes a legal, valid and binding obligation of the issuer enforceable in accordance with its terms; (ii) a certificate of the Bank that all amounts due under the Reimbursement Agreement have been paid and that the Company has fulfilled all its obligations arising out of such Agreement; and (iii) unless all of the Bonds to be supported by the substitute Credit Facility are in the Weekly Mode or are subject to mandatory tender for purchase on the date of replacement, written evidence from Moody's, if such Bonds are then rated by Moody's, and from S&P, if such Bonds are then rated by S&P, that the replacement of the Credit Facility will not in itself result in the reduction or withdrawal of the rating on the Bonds. Notice of the substitution or replacement of a Credit Facility shall be sent by the Trustee to Moody's and S&P.(30)

(b)  Requirements.  Each Credit Facility must:

(i) be an irrevocable, unconditional obligation of a financial institution;

(ii) be on terms no less favorable to the Paying Agent than the Letter of Credit and entitle the Paying Agent to draw upon or demand payment and receive in immediately available funds an amount equal to the sum of the principal amount of the Bonds supported by the Credit Facility, any premium applicable thereto, and (A) forty-five (45) days' accrued interest at the Maximum Interest Rate on the principal amount of such Bonds then Outstanding in the Weekly Mode, (B) thirty-eight (38) days' accrued interest at the Maximum Interest Rate on the principal amount of such Bonds then Outstanding in the Flexible Mode or (C) one hundred ninety (190) days' accrued interest at the Maximum Interest Rate on the principal amount of such Bonds then Outstanding in the Multiannual Mode; and

(iii) provide for a term which may not expire in less than 364 days(31) and which may not expire or be terminated prior to the fifth Business Day after the mandatory tender for purchase as provided in Paragraph 301(d)(iii), 301(e)(iv), or 301(f)(iii). The Company shall not enter into any Reimbursement Agreement or agree to any amendment of a Reimbursement Agreement which in any way limits the obligation of the Bank to provide funds under the Credit Facility without the prior written consent of 100% of the principal amount of the Bonds Outstanding and entitled to the benefit thereof.

Section 318.   Tax Status of Bonds.

The Company will perform its obligations and agreements contained in the Federal Tax Statement as if they were set forth herein. All representations of the Company in the Federal Tax Statement shall be treated as if they were set forth herein. Any covenants, agreements or representations made by the Company or any transferee of the Project Facilities in connection with such a transfer shall be performed and treated as if set forth herein. The Authority will cooperate with the Bondowners and the Company to the extent deemed necessary or permitted by law in the opinion of bond counsel to the Authority in order to preserve the exclusion of interest on the Tax-Exempt Refunding Bonds from the gross income of the owners thereof for federal income tax purposes. If no Tax-Exempt Refunding Bonds are outstanding, the Company may waive the application of this Section 318 to itself (or any successors hereunder or as owner of the Project Facilities) and the Authority by written notice to the Authority and the Trustee that the Company will not request the Authority to issue any Tax-Exempt Refunding Bonds.

Section 319.   Securities Laws.

Notwithstanding any other provision of this Agreement, the Purchase
Price, principal of, premium, if any, and interest on the 1991 Series E Bonds shall at all times be supported by a Credit Facility issued by a national bank, or any banking institution organized under the laws of any state, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official, unless the Company delivers to the Trustee an opinion of counsel expert in securities law matters to the effect that failure to provide such a Credit Facility will not cause the offering, sale or delivery of any 1991 Series E Bonds to constitute a violation of the registration requirements of the Securities Act of 1933, as amended, or qualification requirements with respect to this Agreement under the Trust Indenture Act of 1939, as amended. In any remarketing of Bonds under this Agreement, the Company shall at all times comply with applicable federal and state securities laws.

     Section 320. Registration of Bonds (except the 1993 Series E Bonds) in the Book-Entry Only System.(32)

(a) Notwithstanding any provision of this Agreement to the contrary, the provisions of this Section 320 shall apply with respect to any Bonds (except the 1993 Series E Bonds) registered to CEDE & CO. or any other nominee of The Depository Trust Company ("DTC") while the Book-Entry Only System (meaning the system of registration described in this Section 320) is in effect. The Book-Entry Only System shall be in effect for any series of Bonds or portion thereof issued in or converted to any Mode or Rate Period within the Multiannual Mode if so specified by the Company prior to the issuance in or conversion to that Mode or Rate Period, subject to the provisions below concerning termination of the Book-Entry Only System. Until it revokes such specification in its discretion, the Company hereby specifies that the Book-Entry Only System shall be in effect while the 1991 Series E Bonds are in Flexible Mode. Notwithstanding any provision of this Section 320 to the contrary, the provisions of this Section 320 shall not apply to the 1993 Series E Bonds, which are subject to the Book-Entry Only System described in Section 321.

(b) The Bonds in or to be in the Book-Entry Only System shall be issued in the form of a separate single authenticated fully registered Bond for each separate Mode or Rate Period. Any legend required to be on the Bonds by DTC may be added by the Trustee or Paying Agent. The form of Book-Entry Only System 1991 Series E Bond in the Flexible Mode is attached hereto as Exhibit
K. On the date of original delivery thereof or date of conversion of any Bonds to a Mode or Rate Period in which the Book-Entry Only System is in effect, as applicable, such Bonds shall be registered in the registry books of the Paying Agent in the name of CEDE & CO., as nominee of The Depository Trust Company as agent for the Authority in maintaining the Book-Entry Only System. With respect to Bonds registered in the registry books kept by the Paying Agent in the name of CEDE & CO., as nominee of DTC, the Authority, the Paying Agent, the Company, the Remarketing Agent and the Trustee shall have no responsibility or obligation to any Participant (which means securities brokers and dealers, banks, trust companies, clearing corporations and various other entities, some of whom or their representatives own DTC) or to any Beneficial Owner (which means, when used with reference to the Book-Entry Only System, the person who is considered the beneficial owner of the Bonds pursuant to the arrangements for book entry determination of ownership applicable to DTC) with respect to the following: (A) the accuracy of the records of DTC, CEDE & CO. or any Participant with respect to any ownership interest in the Bonds, (B) the delivery to or from any Participant, any Beneficial Owner or any other person, other than DTC, of any notice with respect to the Bonds, including any notice of redemption or tender (whether mandatory or optional), or (C) the payment to any Participant, any Beneficial Owner or any other person, other than DTC, of any amount with respect to the principal or premium, if any, or interest on the Bonds. The Paying Agent shall pay all principal of and premium, if any, and interest on the Bonds only to or upon the order of DTC, and all such payments shall be valid and effective fully to satisfy and discharge the Authority's obligations with respect to the principal of and premium, if any, and interest on Bonds to the extent of the sum or sums so paid. No person other than DTC shall be entitled to receive an authenticated Bond evidencing the obligation of the Authority to make payments of principal and premium, if any, and interest pursuant to this Agreement. Upon delivery by DTC to the Paying Agent of written notice to the effect that DTC has determined to substitute a new nominee in place of CEDE & CO., the words "CEDE & CO." in this Agreement shall refer to such new nominee of DTC.

(c) Upon receipt by the Trustee or the Paying Agent of written notice from DTC to the effect that DTC is unable or unwilling to discharge its responsibilities with respect to any Bonds, the Authority shall issue and the Paying Agent shall transfer and exchange such Bonds as requested by DTC in appropriate amounts and in authorized denominations, and whenever DTC requests the Authority, the Paying Agent and the Trustee to do so, the Trustee, the Paying Agent and the Authority will, at the expense of the Company, cooperate with DTC in taking appropriate action after reasonable notice (A) to arrange for a substitute bond depository willing and able upon reasonable and customary terms to maintain custody of such Bonds or (B) to make available for transfer and exchange such Bonds registered in whatever name or names and in whatever authorized denominations as DTC shall designate.

(d) In the event the Company determines that the Beneficial Owners of any Bonds in the Book-Entry Only System should be able to obtain Bond certificates, the Company may so notify DTC, the Paying Agent and the Trustee, whereupon DTC will notify the Participants of the availability through DTC of such Bond certificates. In such event, the Authority shall issue and the Paying Agent shall transfer and exchange Bond certificates as requested by DTC in appropriate amounts and in authorized denominations. Whenever DTC requests the Paying Agent to do so, the Paying Agent will cooperate with DTC in taking appropriate action after reasonable notice to make available for transfer and exchange Bonds registered in whatever name or names and in whatever authorized denominations as DTC shall designate.

(e) Notwithstanding any other provision of this Agreement to the contrary, so long as any 1991 Series E Bond is registered in the name of CEDE & CO., as nominee of DTC, all payments with respect to the principal of, Purchase Price, premium, if any, and interest on such 1991 Series E Bond and all notices with respect to such 1991 Series E Bond shall be made and given, respectively, to DTC as provided in the Letter of Representation (the "Representation Letter"), the form of which is included as Exhibit L attached hereto. The form of such Representation Letter may be modified or replaced in a manner consistent with the provisions of this Agreement upon conversion or reconversion of the 1991 Series E Bonds to a Mode or Rate Period in which the Book-Entry Only System is in effect.

(f) Notwithstanding any provision in Subsection 301(h) or Section 310 to the contrary, so long as any of the Bonds outstanding are held in the Book-Entry Only System, if less than all of such Bonds are to be converted or redeemed upon any conversion or redemption of Bonds hereunder, the particular Bonds or portions of Bonds to be converted or redeemed shall be selected by DTC in such manner as DTC may determine.

(g)  So long as the Book-Entry Only System is in effect, a Beneficial
Owner who elects to have its Bonds purchased or tendered pursuant to this Agreement shall effect delivery by causing a Participant to transfer the Beneficial Owner's interest in the Bonds pursuant to the Book-Entry Only System. The requirement for physical delivery of Bonds in connection with a demand for purchase or a mandatory purchase will be deemed satisfied when the ownership rights in the Bonds are transferred in accordance with the Book-Entry Only System.

(h) So long as the Book-Entry Only System is in effect, the Remarketing Agent shall communicate to DTC information concerning the purchasers of Tendered Bonds as may be necessary or appropriate, and, notwithstanding any provision in the Representation Letter to the contrary, the Remarketing Agent shall continue to remit to the Paying Agent interest rate determination information pursuant to the terms of this Agreement.

Section 321.   Registration of 1993 Series E Bonds in the Book-Entry
                    Only System.(33)

(a) Notwithstanding any provision herein to the contrary, the provisions of this Subsection 321 and the 1993 Series E Bonds Representation Letter (as defined below) shall apply with respect to any 1993 Series E Bond registered to CEDE & CO. or any other nominee of The Depository Trust Company ("DTC") while the Book-Entry Only System (meaning the system of registration described in Section 321) is in effect. The Book-Entry Only System shall be in effect for any Mode or Rate Period within the Multiannual Mode if so specified by the Company prior to conversion to that Mode or Rate Period, subject to the provisions below concerning termination of the Book-Entry Only System. Until it revokes such specification in its discretion, the Company hereby specifies that the Book-Entry Only System shall be in effect while the 1993 Series E Bonds are in Weekly, Multiannual and Fixed Rate Modes.

(b) The 1993 Series E Bonds in or to be in the Book-Entry Only System shall be issued in the form of a separate single authenticated fully registered 1993 Series E Bond for each separate Mode or Rate Period in substantially the forms provided for in Section 301. Any legend required to be on the Bonds by DTC may be added by the Trustee or Paying Agent. On the date of original delivery thereof or date of conversion of the 1993 Series E Bonds to a Mode or Rate Period in which the Book-Entry Only System is in effect, as applicable, the 1993 Series E Bonds shall be registered in the registry books of the Paying Agent in the name of CEDE & CO., as nominee of The Depository Trust Company as agent for the Authority in maintaining the Book-Entry Only System. With respect to 1993 Series E Bonds registered in the registry books kept by the Paying Agent in the name of CEDE & CO., as nominee of DTC, the Authority, the Paying Agent, the Company, the Remarketing Agent and the Trustee shall have no responsibility or obligation to any Participant (which means securities brokers and dealers, banks, trust companies, clearing corporations and various other entities, some of whom or their representatives own DTC) or to any Beneficial Owner (which means, when used with reference to the Book-Entry Only System, the person who is considered the beneficial owner of the 1993 Series E Bonds pursuant to the arrangements for book entry determination of ownership applicable to DTC) with respect to the following: (A) the accuracy of the records of DTC, CEDE & CO. or any Participant with respect to any ownership interest in the 1993 Series E Bonds, (B) the delivery to or from any Participant, any Beneficial Owner or any other person, other than DTC, of any notice with respect to the 1993 Series E Bonds, including any notice of redemption or tender (whether mandatory or optional), or (C) the payment to any Participant, any Beneficial Owner or any other person, other than DTC, of any amount with respect to the principal or premium, if any, or interest on the 1993 Series E Bonds. The Paying Agent shall pay all principal of and premium, if any, and interest on the 1993 Series E Bonds only to or upon the order of DTC, and all such payments shall be valid and effective fully to satisfy and discharge the Authority's obligations with respect to the principal of and premium, if any, and interest on 1993 Series E Bonds to the extent of the sum or sums so paid. No person other than DTC shall be entitled to receive an authenticated 1993 Series E Bond evidencing the obligation of the Authority to make payments of principal and premium, if any, and interest pursuant to this Agreement. Upon delivery by DTC to the Paying Agent of written notice to the effect that DTC has determined to substitute a new nominee in place of CEDE & CO., the words "CEDE & CO." in this Agreement shall refer to such new nominee of DTC.

(c) Upon receipt by the Trustee or the Paying Agent of written notice from DTC to the effect that DTC is unable or unwilling to discharge its responsibilities, the Authority shall issue and the Paying Agent shall transfer and exchange 1993 Series E Bonds as requested by DTC in appropriate amounts and in authorized denominations, and whenever DTC requests the Authority, the Paying Agent and the Trustee to do so, the Trustee, the Paying Agent and the Authority will, at the expense of the Company, cooperate with DTC in taking appropriate action after reasonable notice (A) to arrange for a substitute bond depository willing and able upon reasonable and customary terms to maintain custody of the 1993 Series E Bonds or (B) to make available for transfer and exchange 1993 Series E Bonds registered in whatever name or names and in whatever authorized denominations as DTC shall designate.

(d) In the event the Company determines that the Beneficial Owners should be able to obtain 1993 Series E Bond certificates, the Company may so notify DTC, the Paying Agent and the Trustee, whereupon DTC will notify the Participants of the availability through DTC of 1993 Series E Bond certificates. In such event, the Authority shall issue and the Paying Agent shall transfer and exchange 1993 Series E Bond certificates as requested by DTC in appropriate amounts and in authorized denominations. Whenever DTC requests the Paying Agent to do so, the Paying Agent will cooperate with DTC in taking appropriate action after reasonable notice to make available for transfer and exchange 1993 Series E Bonds registered in whatever name or names and in whatever authorized denominations as DTC shall designate.

(e) Notwithstanding any other provision of this Agreement to the contrary, so long as any 1993 Series E Bond is registered in the name of CEDE & CO., as nominee of DTC, all payments with respect to the principal of, Purchase Price, premium, if any, and interest on such 1993 Series E Bond and all notices with respect to such 1993 Series E Bond shall be made and given, respectively, to DTC as provided in the Letter of Representation (the "1993 Series E Bonds Representation Letter"), the form of which is included as Exhibit M attached hereto. The form of such 1993 Series E Bonds Representation Letter may be modified in a manner consistent with the provisions of this Agreement upon conversion or reconversion of the 1993 Series E Bonds to a Mode or Rate Period in which the Book-Entry Only System is in effect.

(f) Notwithstanding any provision in Subsection 301(h) or Section 310 of this Agreement to the contrary, so long as any of the 1993 Series E Bonds outstanding are held in the Book-Entry Only System, if less than all of such 1993 Series E Bonds are to be converted or redeemed upon any conversion or redemption of 1993 Series E Bonds hereunder, the particular 1993 Series E Bonds or portions of 1993 Series E Bonds to be converted or redeemed shall be selected by DTC in such manner as DTC may determine.

(g)  So long as the Book-Entry Only System is in effect, a Beneficial
Owner who elects to have its 1993 Series E Bonds purchased or tendered pursuant to this Agreement shall effect delivery by causing a Participant to transfer the Beneficial Owner's interest in the 1993 Series E Bonds pursuant to the Book-Entry Only System. The requirement for physical delivery of 1993 Series E Bonds in connection with a demand for purchase or a mandatory purchase will be deemed satisfied when the ownership rights in the 1993 Series E Bonds are transferred in accordance with the Book-Entry Only System.

(h) So long as the Book-Entry Only System is in effect, the Remarketing Agent shall communicate to DTC information concerning the purchasers of Tendered Bonds as may be necessary or appropriate, and, notwithstanding any provision in the 1993 Series E Bonds Representation Letter to the contrary, the Remarketing Agent shall continue to remit to the Paying Agent interest rate determination information pursuant to the terms of this Agreement.

ARTICLE IV:  TAX-EXEMPT REFUNDING BONDS

Section 401.   Issuance of Tax-Exempt Refunding Bonds.

Unless the Company has delivered the written notice described in Sections 318 and 502 that it will not request the Authority to issue Tax-Exempt Refunding Bonds, the Authority may from time to time at the request of the Company issue and sell Tax-Exempt Refunding Bonds to refund all or any portion of the 1991 Series E Bonds, subject to the requirements of the Act and the requirements of this Article IV. Such Tax-Exempt Refunding Bonds shall have substantially the same terms as the 1991 Series E Bonds, but with such changes as provided in Section 403. A series of Tax-Exempt Refunding Bonds may be initially issued in any Mode or Modes designated by the Company and approved by the Authority prior to their delivery. All Tax-Exempt Refunding Bonds shall be of the same rank and shall be entitled to the same security, including the Series G First Mortgage Bonds, as the 1991 Series E Bonds. Each of the series of Tax-Exempt Refunding Bonds shall mature on the date, be subject to optional redemption pursuant to Section 310(a) at the times and at the prices, and shall initially bear interest at such rate or rates as determined by the Company and approved by the Authority. Each series of Tax-Exempt Refunding Bonds shall be issued in fully registered form and shall be numbered from 1 upwards in the order of their issuance, or in any other manner deemed appropriate by the Paying Agent and the Trustee. Tax-Exempt Refunding Bonds shall be in the denomination of $5,000 each or any multiple thereof in the Fixed Rate or Multiannual Mode, $100,000 or any multiple thereof in the Weekly Mode and $100,000 or any multiple of $1,000 in excess of $100,000 in the Flexible Mode. Each series of Tax-Exempt Refunding Bonds shall be dated the date of original delivery thereof. The interest on Tax-Exempt Refunding Bonds until they come due shall be payable on the interest payment dates applicable to the Mode of Bonds are in from time to time.

Section 402.   Execution and Delivery of the Tax-Exempt Refunding Bonds.

Each Tax-Exempt Refunding Bond shall be signed on behalf of the Authority by the manual or facsimile signatures of any two of the Chairman, Vice Chairman, Treasurer, either Assistant Treasurer and Executive Director and the corporate seal of the Authority or a facsimile thereof shall be engraved or otherwise reproduced thereon. The Certificate of Authentication shall be manually signed by the Trustee or on behalf of the Trustee by its duly authorized agent for such purpose.

In case any officer whose manual or facsimile signature shall appear on the Tax-Exempt Refunding Bond shall cease to be such officer before the delivery thereof, such manual or facsimile signature shall nevertheless be valid and sufficient for all purposes as if he or she had remained in office until after such delivery.

The Trustee or its duly authorized agent for such purpose shall not authenticate and deliver any series of Tax-Exempt Refunding Bonds until the Trustee has received the following:

(1) A certificate signed by a Company Representative designating the intended Mode or Modes, the maturity date, the optional redemption dates and prices under Subsection 310(a), and the initial interest rate or rates, with respect to the Tax-Exempt Refunding Bonds;

(2) A certificate signed by an officer of the Authority approving the terms of the Tax-Exempt Refunding Bonds designated by the Company in the certificate described in Paragraph (1);

(3) A copy, certified by the Executive Director of the Authority, of the resolution of the Authority authorizing the issuance of the Tax-Exempt Refunding Bonds;

(4) A copy, certified by the Secretary or Assistant Secretary of State of New Hampshire, of the resolution adopted by the Governor and Council of New Hampshire pursuant to Section 9 of the Act with respect to the Tax-Exempt Refunding Bonds;

(5) An originally executed copy of any supplemental Agreement entered into by the parties hereto in connection with the issuance of the Bonds of that series;

(6) A certificate of a Company Representative (A) stating that no Default (in reliance upon a certificate of the Trustee as to such matters as the Company shall reasonably request) hereunder has occurred and is continuing, (B) designating the 1991 Series E Bonds to be refunded (the "Refunded Bonds"), (C) that the Refunded Bonds will no longer be Outstanding upon the issuance of the Tax-Exempt Refunding Bonds, (D) that the Series G First Mortgage Bonds evidence and secure the Company's obligation to pay the Tax-Exempt Refunding Bonds and (E) that the Series G First Mortgage Bonds have maturities, interest rates, interest and principal payments and prepayment or redemption provisions and other terms properly corresponding to the terms of the Tax-Exempt Refunding Bonds and any other Bonds the payment of which they evidence and secure;

(7) An opinion or opinions of Bond Counsel reasonably satisfactory to the Trustee that:

(i) the Tax-Exempt Refunding Bonds may be issued under the Act and this Agreement,

(ii) the Tax-Exempt Refunding Bonds have been validly authorized and executed and, when authenticated and delivered pursuant to the request of the Authority, will be valid and binding obligations of the Authority entitled to the benefit of the trust created hereby,

(iii) any supplemental agreement entered into by the Authority in connection with the issuance of the Tax-Exempt Refunding Bonds has been duly authorized, executed and delivered by the Authority, is a valid and binding obligation of the Authority and is enforceable against the Authority in accordance with its terms subject to principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally,

(iv) all necessary consents or approvals of government authorities required in connection with the issue of the Tax-Exempt Refunding Bonds by the Authority have been obtained, and

(v) interest on the Tax-Exempt Refunding Bonds will be excluded from gross income of the owners thereof for federal income tax purposes; and

(8) An opinion of counsel reasonably satisfactory to the Trustee, who may be counsel to the Company, that:

(i)  the Series G First Mortgage Bonds evidencing and securing the
Company's obligation to pay the Tax-Exempt Refunding Bonds have been duly issued under the First Mortgage Bond Indenture and are valid and binding obligations of the Company entitled to the benefits and security of the First Mortgage Bond Indenture; and

(ii) any supplemental agreement entered into by the Company in connection with the issuance of the Tax-Exempt Refunding Bonds has been duly authorized, executed and delivered by the Company, is a valid and binding obligation of the Company, and is enforceable against the Company in accordance with its terms subject to principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally.

(9) The Trustee or its duly authorized agent for such purpose shall not authenticate and deliver any series of Tax-Exempt Refunding Bonds unless immediately after the delivery of such Bonds there is in effect a Credit Facility meeting the requirements of Subsection 317(b) supporting all of the Bonds required to be supported by a Credit Facility pursuant to this Agreement.

Section 403.   Form of Tax-Exempt Refunding Bonds.

(a) General. Each series of Tax-Exempt Refunding Bonds shall bear substantially the designation "Pollution Control Refunding Revenue Bonds (Public Service Company of New Hampshire Project - [Year] Tax-Exempt Series [Letter])." Tax-Exempt Refunding Bonds shall be in substantially the same form as the 1991 Series E Bonds, but with such additions or deletions as described herein or as otherwise may be appropriate.

(b) Redemption Upon Taxability. In each Tax-Exempt Refunding Bond, there shall be inserted the following:

The Tax-Exempt Refunding Bonds are subject to mandatory redemption at any time at a redemption price of 100% of the principal amount of the Tax-Exempt Refunding Bonds so redeemed plus accrued interest in the event (i) the Company delivers to the Trustee an opinion of nationally recognized bond counsel selected by the Company and reasonably satisfactory to the Trustee ("Bond Counsel") stating that interest on the Tax-Exempt Refunding Bonds is or will become includable in gross income of the owners thereof for federal income tax purposes, or (ii) it is finally determined by the Internal Revenue Service or a court of competent jurisdiction, as a result of (A) a proceeding in which the Company has participated or been given notice and an opportunity to participate, and, (B) either (1) a failure by the Company (or the Seabrook Transferee as defined in the Agreement) to observe any covenant or agreement undertaken in or pursuant to the Agreement, or the inaccuracy of any representation made by the Company (or the Seabrook Transferee) in or pursuant to the Agreement, or (2) the Seabrook Transfer (as defined in the Agreement), that interest payable on the Tax-Exempt Refunding Bonds is includable for federal income tax purposes in the gross income of any owner thereof (other than an owner which is a "substantial user" or a "related person" within the meaning of Section 147(a) of the Internal Revenue Code of
1986). Any determination under clause (ii) above will not be considered final for this purpose until the earliest of the conclusion of any appellate review, the denial of appellate review or the expiration of the period for seeking appellate review. Redemption under this paragraph shall be in whole unless not less than forty-five (45) days prior to the redemption date the Company delivers to the Trustee an opinion of Bond Counsel reasonably satisfactory to the Trustee to the effect that a redemption of less than all of the Tax-Exempt Refunding Bonds will preserve the tax-exempt status of interest on the remaining Tax-Exempt Refunding Bonds outstanding subsequent to such redemption. Except as provided in the next sentence, any such redemption shall be made on the 90th day after the date on which the opinion described in clause (i) is delivered or the determination described in clause
(ii) becomes final or on such earlier date as the Company may designate by notice given to the Trustee at least forty-five (45) days prior to such designated date. Any Tax-Exempt Refunding Bond in the Flexible Mode that has a Purchase Date prior to the redemption date established for that Bond pursuant to the preceding sentence shall be redeemed on that Purchase Date. If such redemption shall occur in accordance with the terms of the Agreement, then such failure by the Company (or the Seabrook Transferee as described above) to observe such covenant or agreement, or the inaccuracy of any such representation will not, in and of itself, constitute a default thereunder.

If the Trustee receives written notice from any Bondowner stating that
(i) such Bondowner has been notified in writing by the Internal Revenue Service that it proposes to include the interest on the Tax-Exempt Refunding Bonds in the gross income of such owner for federal income tax purposes, or any other proceeding has been instituted against such owner which may lead to a like determination, and (ii) such owner will afford the Company the opportunity to participate at its own expense in the proceeding, either directly or in the name of such owner, until the conclusion of any appellate review, and the Trustee has examined such written notice and it appears to be accurate on its face, then the Trustee shall promptly give notice thereof to the Company, the Authority, and each Bondowner whose Bonds may be affected. The Trustee shall thereafter keep itself reasonably informed of the progress of any administrative proceedings or litigation relating to such notice. Under the Agreement the Company is required to give the Trustee written notice of such a final determination within forty-five (45) days of such final determination.

The foregoing two paragraphs shall be inserted immediately before the paragraph describing the manner of selection of Bonds for redemption in the forms of Weekly, Multiannual and Fixed Rate Bonds and immediately after the paragraph describing the manner of payment of the Bonds in the forms of Flexible Bonds. In addition, immediately after the foregoing additional paragraphs in the forms of Flexible Bond there shall be added the following:

If the Purchase Date of this bond is after the redemption date, notice of redemption of this bond will be given by first class mail, postage prepaid, not more than forty-five (45) nor less than thirty (30) days prior to the redemption date to the REGISTERED OWNER at its registered address. Failure to mail notice to the owner of any other Bond or any defect in the notice to such other owner shall not affect the redemption of this bond.

(c)  Day Counting.  While Tax-Exempt Refunding Bonds are in the Flexible
Mode interest shall be computed on the basis of actual days elapsed divided by 365 or 366 as appropriate, and each Tax-Exempt Refunding Bond in the Flexible Mode shall so state. Tax-Exempt Refunding Bonds in any other Mode shall have interest computed on the basis described in the applicable form of Bonds.

Section 404.   Conversion.(34)

No conversion of Tax-Exempt Refunding Bonds from one Mode to another
Mode, including for this purpose the conversion to a new Rate Period in the Multiannual Mode, shall be effective unless on or prior to the Conversion Date the Company shall provide the Authority and the Trustee with an opinion of Bond Counsel reasonably satisfactory to the Trustee to the effect that the conversion will not affect the exclusion of interest on the Tax-Exempt Refunding Bonds from gross income for federal income tax purposes.

Section 405.   Mandatory Taxability Redemption.

The Outstanding Tax-Exempt Refunding Bonds are subject to mandatory redemption at any time at a redemption price of 100% of the principal amount of the Bonds so redeemed plus accrued interest in the event (i) the Company delivers to the Trustee an opinion of Bond Counsel stating that interest on the Tax-Exempt Refunding Bonds is or will become includable in gross income of the owners thereof for federal income tax purposes, or (ii) it is finally determined by the Internal Revenue Service or a court of competent jurisdiction, as a result of (A) a proceeding in which the Company has participated or been given notice and an opportunity to participate, and, (B) either (1) a failure by the Company (or the Seabrook Transferee) to observe any covenant or agreement undertaken in or pursuant to this Agreement, or the inaccuracy of any representation made by the Company (or the Seabrook Transferee) in or pursuant to this Agreement, or (2) the Seabrook Transfer, that interest payable on the Bonds is includable for federal income tax purposes in the gross income of any owner thereof (other than an owner which is a "substantial user" or a "related person" within the meaning of IRC
Section 147(a)). Any determination under clause (ii) above will not be considered final for this purpose until the earliest of the conclusion of any appellate review, the denial of appellate review or the expiration of the period for seeking appellate review. Redemption under this Section 405 shall be in whole unless not later than forty-five (45) days prior to the redemption date the Company delivers to the Trustee an opinion of Bond Counsel to the effect that a redemption of less than all of the Tax-Exempt Refunding Bonds will preserve the tax-exempt status of interest on the remaining Tax-Exempt Refunding Bonds outstanding subsequent to such redemption. Except as provided in the next sentence, any redemption under this Section 405 shall be made on the 90th day after the date on which the opinion described in clause (i) is delivered or the determination described in clause (ii) becomes final or on such earlier date as the Company may designate by notice given to the Trustee at least forty-five (45) days prior to such designated date. Any Tax-Exempt Refunding Bond in the Flexible Mode that has a Purchase Date prior to the redemption date established for that Bond pursuant to the preceding sentence shall be redeemed on that Purchase Date. If such redemption shall occur in accordance with the terms of this Agreement, then such failure by the Company (or the Seabrook Transferee) to observe such covenant or agreement, or the inaccuracy of any such representations will not, in and of itself, constitute a Default hereunder.

If the Trustee receives written notice from any Bondowner stating that
(I) such Bondowner has been notified in writing by the Internal Revenue Service that it proposes to include the interest on the Tax-Exempt Refunding Bonds in the gross income of such owner for federal income tax purposes, or any other proceeding has been instituted against such owner which may lead to a like determination, and (II) such owner will afford the Company the opportunity to participate at its own expense in the proceeding, either directly or in the name of such owner, until the conclusion of any appellate review, and the Trustee has examined such written notice and it appears to be accurate on its face, then the Trustee shall promptly give notice thereof to the Company, the Authority, and each Bondowner whose Tax-Exempt Refunding Bonds may be affected. The Trustee shall thereafter keep itself reasonably informed of the progress of any administrative proceedings or litigation relating to such notice.

The Company shall keep the Trustee informed of the progress of any proceeding referred to in subclause (ii)(A) of the first paragraph of this
Section 405 and shall give written notice to the Trustee within forty-five
(45) days after it has actual knowledge of a final determination as described in clause (ii) of the first paragraph of this Section 405. At least forty
(40) days prior to any redemption pursuant to this Section 405, the Trustee shall notify the Paying Agent of the redemption date and the principal amount of Tax-Exempt Refunding Bonds to be redeemed.(35)

     Section 406. Additional Limitations on Conversions of 1993 Series E Bonds to New Modes.(36)

(a) Conversions to Multiannual Mode. 1993 Series E Bonds converted to the Multiannual Mode shall not be supported by a Credit Facility.

(b)  Conversions from Multiannual Mode to Flexible or Weekly Mode.  Any
Bank issuing a Credit Facility in connection with a conversion of 1993 Series E Bonds from the Multiannual Mode to the Flexible or Weekly Mode shall have a long-term corporate debt rating of Aa from Moody's or AA from S&P, or their equivalent.

Section 407.   Tax Status of 1993 Series E Bonds.(37)

The Company will perform its obligations and agreements contained in the First Supplemental Federal Tax Statement as if they were set forth herein. All representations of the Company in the First Supplemental Federal Tax Statement shall be treated as if they were set forth herein. Any covenants, agreements or representations made by the Company or the Seabrook Transferee in the Assumption Agreement shall be performed and treated as if set forth herein. As used in this Section 407, (a) "Assumption Agreement" means the Assumption Agreement dated as of June 5, 1992 among the Authority, the Company, the Trustee and the Seabrook Transferee, (b) "First Supplemental Federal Tax Statement" means the Statement as to Tax Status of Bonds executed by the Company and the Seabrook Transferee in connection with the original issuance of the 1993 Series E Bonds and delivered to the Trustee and (c) "Seabrook Transferee" means North Atlantic Energy Corporation, the transferee of the Project Facilities pursuant to the Seabrook Transfer, and its successors.

ARTICLE V.  THE PROJECT

Section 501.   Company not to Impair Tax Status; Use of Project
               Facilities.

Notwithstanding any provision herein to the contrary, the Company will not use any of the proceeds of the Loan (or the income earned through the investment thereof, if any) or operate the Project Facilities in any manner, and will not take or omit any action or permit any action to be taken or omitted with the result that interest on any Tax-Exempt Refunding Bonds is included in the gross income of the owners thereof for federal income tax purposes. The Company's use of the Project Facilities (or facilities replacing the same) shall be in furtherance of the purpose of air or water pollution control or sewage or solid waste disposal and in compliance with the Act.

Section 502.   Qualification of the Project Facilities.

Notwithstanding any provision herein to the contrary, the Company shall not permit the Project Facilities to fail to qualify as (a) "industrial facilities" under the Act, (b) a facility described in Section 1312(a) of the Tax Reform Act of 1986, or (c) "sewage or solid waste disposal facilities" or "air or water pollution control facilities" within the meaning of Section 103(b)(4)(E) and (F) of the 1954 Code; provided, however, that if no Tax-Exempt Refunding Bonds are outstanding, the Company may waive the application of clauses (b) and (c) by written notice to the Authority and the Trustee that it will not request the Authority to issue Tax-Exempt Refunding Bonds. No funds of the Authority, other than the proceeds of the Bonds, shall be available to pay Project Costs. The Company acknowledges that it is fully familiar with the physical condition of the Project Facilities and that it is not relying on any representation of any kind by the Authority or the Trustee concerning the nature or condition thereof. Neither the Authority nor the Trustee shall be liable to the Company or any other person for any latent or patent defect in the Project Facilities.

Section 503.   Compliance with Law.

In the acquisition, construction, maintenance, improvement and operation of the Project Facilities, the Company has and will comply in all material respects with all applicable building, subdivision, zoning and land use, environmental protection, sanitary and safety and other laws, rules and regulations and will not permit any nuisance thereat and will to the extent of its ownership and control, permit no nuisance to be committed thereat by others while the Company is, or is entitled to be, in possession thereof. It shall not be a breach of this section if the Company fails to comply with such laws, rules and regulations during any period in which the Company shall in good faith be diligently contesting the validity thereof.

Section 504.   Current Expenses.

The Company shall pay in a timely manner all costs of maintaining and operating the Project Facilities, including without limitation all taxes, excises and other governmental charges lawfully levied thereon or with respect to its interests therein or use thereof to the extent of the Company's interest therein. It shall not be a breach of this section if the Company fails to pay any such costs, taxes or charges during any period in which the Company shall in good faith be contesting the validity or amount thereof and no foreclosure proceedings have been commenced, unless the procedures applicable to such contest require payment thereof and proceedings for their refund or abatement.

Section 505.   Disposition and Use of Project Facilities.

The Company shall not sell, lease, transfer or otherwise dispose of the Project Facilities (other than the grant of a mortgage pursuant to a financing transaction) unless (i) it obtains the consent of the Authority, which consent shall not be unreasonably withheld, provided, however, that no such consent shall be required if the sale, lease, transfer or disposition is the Seabrook Transfer, or if such transaction has been approved by or consented to by the New Hampshire Public Utilities Commission; (ii) if there are any Outstanding Tax-Exempt Refunding Bonds, it obtains an opinion of Bond Counsel addressed to and reasonably satisfactory to the Trustee and the Authority that such sale, lease, transfer or other disposition will not affect the exclusion of the interest on any Outstanding Tax-Exempt Refunding Bonds from the gross income of the owners thereof for federal income tax purposes, provided, however, that no such opinion shall be required in connection with the Seabrook Transfer; and (iii) if the sale, lease, transfer or disposition is the Seabrook Transfer, the Company and the Seabrook Transferee each executes and delivers an Assumption Agreement substantially in the form attached hereto as Exhibit B (the "Assumption Agreement"). No sale, lease, transfer or other disposition of the Project Facilities or the Station shall relieve the Company of any of its obligations under this Agreement.

The Company shall not make any material change in the purposes for which the Project Facilities are used without the consent of the Authority, which consent shall not be unreasonably withheld. The Company at its own expense may alter, remodel or improve the Project Facilities and construct other facilities at the site of the Project Facilities, provided such action shall not result in any substantial change in the Project Facilities or the character of the activities conducted by the Company at the Project Facilities site without the consent of the Authority, which consent shall not be unreasonably withheld.

Section 506.   Books and Records.

The Authority and the Trustee and their respective duly authorized agents shall have the right at all reasonable times and upon the furnishing of reasonable notice under the circumstances to examine the books and records of the Company relating to the Project Facilities.

Section 507.   Undivided Interest.

The undertakings of the Company contained in Sections 502, 503, 504 and 505 are limited to those consistent with the Company's undivided percentage interest in the facilities of which the Project Facilities are a part.

ARTICLE VI:  DEFAULT AND REMEDIES

Section 601.   Default by the Company.

(a) Events of Default; Default. "Event of Default" in this Agreement means any one of the events set forth below and "Default" means any Event of Default without regard to any lapse of time or notice.

(i) Debt Service on Bonds; Required Purchase. Any principal of, premium, if any, or interest on any Bond shall not be paid when due, whether at maturity, by acceleration, upon redemption or otherwise or any Purchase Price for Bonds shall not be paid as provided in Sections 301, 308, 311 or 312, except that it shall not be an Event of Default if interest (other than interest due at maturity, by acceleration, or upon redemption, or interest included in the Purchase Price) on any Bond not supported by a Credit Facility is paid within thirty (30) days after it becomes due.

(ii) Other Obligations. The Company (or the Seabrook Transferee) shall fail to observe or perform any of its other covenants or agreements contained herein or in the Assumption Agreement and such failure shall continue for a period of sixty (60) days after written notice given to the Company by the Trustee or the Bondowners of at least 25% in principal amount of the Bonds Outstanding; provided, however, that if such default cannot be cured by the Company or the Seabrook Transferee within such sixty (60) day period, it shall not constitute an Event of Default if curative action is instituted by the Company or the Seabrook Transferee within such sixty (60) day period and thereafter is diligently pursued until such Default is cured.

(iii) First Mortgage Bond Default. The occurrence of any "event of default" as defined in the First Mortgage Bond Indenture.

(iv) Reimbursement Agreement. The Trustee and the Paying Agent shall have received written notice from the Bank of the occurrence of an event of default under the Reimbursement Agreement and of the Bank's determination to terminate the Credit Facility on the fifth Business Day following receipt by the Trustee and the Paying Agent of such notice.

(v) Non-Reinstatement under the Credit Facility. If any Bonds are in the Weekly or Multiannual Mode, the Paying Agent shall receive written notice from the Bank within five (5) days after a drawing under the Credit Facility that the Bank has not reinstated the amount so drawn, and such non-reinstatement causes the total amount of the obligation of the Bank under the Credit Facility to be less than the principal amount of the Outstanding Bonds supported by the Credit Facility, plus accrued interest (1) for a period of forty-five (45) days at the Maximum Interest Rate with respect to the principal amount of such Bonds then Outstanding in the Weekly Mode, and
(2) for a period of one hundred ninety (190) days at the Maximum Interest Rate with respect to the principal amount of such Bonds then Outstanding in the Multiannual Mode.

Immediately upon receipt of written notice from the Bank of the non-reinstatement of an amount drawn under the Credit Facility, the Paying Agent shall determine whether such non-reinstatement causes the total amount of the obligation of the Bank under the Credit Facility to be less than the principal amount of the Outstanding Bonds supported by the Credit Facility plus accrued interest thereon calculated in the manner set forth in the preceding sentence. Notwithstanding the outcome of such determination, the Paying Agent shall immediately notify the Trustee of the Bank's failure to reinstate the full amount drawn under the Credit Facility.

The Company agrees to notify the Authority, the Bank, the Remarketing
Agent, the Paying Agent and the Trustee promptly in writing of the occurrence of any Default or Event of Default of which it has knowledge. Within seven
(7) days after becoming aware of a Default or an Event of Default the Paying Agent will give notice to the Bondowners and, in the case of a Default or Event of Default under (i), (ii), (iv), or (v) above, the Trustee shall give notice to the First Mortgage Bond Trustee.

Notwithstanding anything in this section to the contrary, no action or failure to act by the Company (or the Seabrook Transferee) which results in interest on any Tax-Exempt Refunding Bonds becoming includable in gross income of the owners thereof for federal income tax purposes shall constitute a Default or Event of Default under this Agreement so long as (I) the Company shall have delivered the opinion described in clause (i) of the first paragraph of Section 405 or shall have complied with the last paragraph of
Section 405 and (II) the redemption provided by Section 405 occurs. In such event, no owner of Tax-Exempt Refunding Bonds shall be entitled to any claim for monetary damages hereunder and the redemption of the Bonds as provided under Section 405 shall be the exclusive recourse of owners of Tax-Exempt Refunding Bonds.

(b) Waiver. At any time before an acceleration pursuant to Paragraph 602(a)(i), the Trustee may waive a Default (other than a Default in the payment of the Purchase Price, principal of, premium, if any, or interest on the Bonds) and its consequences with respect to Bonds subject to acceleration pursuant to Paragraph 602(a)(i), by written notice to the Company, and in the absence of inconsistent instructions from Bondowners pursuant to Sections 606 or 901 shall do so upon written instruction of the owners of at least twenty-five per cent (25%) in principal amount of such Bonds Outstanding. No waiver under this section shall affect the right of the Trustee or the Authority to enforce the payment of any amounts owing to it. The Trustee shall not waive any Event of Default under Paragraphs 601(a)(i), 601(a)(iv) or 601(a)(v).

Any cure or waiver of any "event of default" under the First Mortgage
Bond Indenture and a rescission and annulment of its consequences shall constitute a cure or waiver of the corresponding Event of Default under Paragraph 601(a)(iii) and a rescission and annulment of the consequences thereof, and the Trustee, upon obtaining knowledge thereof, shall give written notice of such cure or waiver, rescission or annulment to the Authority and the Company, and shall give notice thereof by mail to all Bondowners; but no such cure or waiver, rescission and annulment shall extend to or affect any subsequent Event of Default or impair any right or remedy consequent thereon.

Section 602.   Remedies for Events of Default.

If an Event of Default occurs and is continuing:

(a)  Acceleration.

(i) Bonds Not Supported by a Credit Facility. If the Event of Default is one described in Paragraph 601(a)(i), (ii) or (iii), the Trustee may, and upon the written request of the Bondowners of at least 25% in principal amount of the Bonds Outstanding (other than Bonds that are supported by a Credit Facility, Pledged Bonds and Company Bonds) shall, by written notice to the Company, the Authority, the Paying Agent, and the Remarketing Agent declare immediately due and payable the principal of the Outstanding Bonds (other than Bonds that are supported by a Credit Facility and Pledged Bonds, but including Company Bonds) and the accrued interest thereon, whereupon the same shall become immediately due and payable without any further action or notice. If at any time after such acceleration and before any judgment or decree for the payment of moneys with respect thereto has been entered all amounts payable to the Authority and the Trustee hereunder and on Bonds subject to acceleration under this Paragraph 602(a)(i) (except principal of and interest on the Bonds which are due solely by reason of such acceleration) shall have been paid or provided for by deposit with the Trustee and all existing Defaults shall have been cured or waived, then the Bondowners representing a majority in principal amount of the Bonds subject to acceleration under this Paragraph 602(a)(i) may annul such acceleration and its consequences by written notice to the Authority, the Trustee and the Company. Such annulment shall be binding upon the Authority, the Trustee and all of the Bondowners, but no such annulment shall extend to or affect any subsequent Default or impair any right or remedy consequent thereto.

(ii) Bonds Supported by a Credit Facility. If the Event of Default is one described in Paragraph 601(a)(i), (iv) or (v), the principal of the Bonds that are supported by a Credit Facility and Pledged Bonds and accrued interest thereon shall automatically become immediately due and payable without any further notice or action, subject, however, to the proviso set forth in Section 605. Notwithstanding the foregoing, if an Event of Default described in Paragraph 601(a)(i) occurs due to the failure of the Paying Agent to receive sufficient funds for the payment of the Purchase Price of all Bonds supported by a Credit Facility tendered for purchase on any Purchase Date, the Paying Agent shall immediately draw under the Credit Facility an amount equal to such deficiency (except to the extent that one or more drawings have been made previously in respect of the same deficiency), plus one day's accrued interest on such Bonds, and only if such Event of Default is not cured by the close of business on the next Business Day shall there be such an automatic acceleration of the payment of principal of and accrued interest on the Bonds.

(b) Rights as a Secured Party. The Trustee may exercise all of the rights and remedies of a secured party under the UCC. Notice sent by registered or certified mail, postage prepaid, or delivered during business hours, to the Company at least seven (7) days before an event under UCC
Section 9-504(3) or any successor provision of law shall constitute reasonable notification of such event.

Section 603.   Court Proceedings.

The Trustee may enforce the provisions of this Agreement by appropriate legal proceedings for the specific performance of any covenant, obligation or agreement contained herein whether or not a Default or an Event of Default exists, or for the enforcement of any other appropriate legal or equitable remedy, and may recover damages caused by any breach by the Company of the provisions of this Agreement, including (to the extent this Agreement may lawfully provide) court costs, reasonable attorney's fees and other costs and expenses incurred in enforcing the obligations of the Company hereunder. The Authority may likewise enforce obligations owed to it hereunder which it has not assigned to the Trustee. All rights under this Agreement and the Bonds may be enforced by the Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceeding instituted by the Trustee shall be brought in its name for the ratable benefit of the Bondowners.

Section 604.   Revenues after Default.

After the occurrence of an Event of Default, any funds pledged as security hereunder and any other moneys received by the Trustee (other than amounts irrevocably set aside to pay particular Bonds) shall be applied to amounts due under Section 308 (without regard to any grace periods), which amounts shall be applied in the order specified in Section 307.

Section 605.   The Credit Facility; Acceleration.

Upon acceleration of the Bonds prior to expiration of the Credit
Facility, the Trustee shall instruct the Paying Agent to draw immediately on the Credit Facility in an amount equal to the aggregate unpaid principal of and interest on the Bonds supported by the Credit Facility to the date of final payment (which shall be the date of acceleration for Bonds in the Weekly and Multiannual Modes and the next Purchase Date for each Bond in the Flexible Mode); provided, however, that the Paying Agent shall hold in trust for the benefit of owners of Bonds in the Flexible Mode any amounts so drawn in respect of such Bonds and shall release such amounts only on the applicable Purchase Date for each such Bond. The owners of such Bonds shall have no right to make any claim for such amounts until such Purchase Date. The Trustee shall not require indemnification for any instruction required by this Section 605 to be given by the Trustee to the Paying Agent to draw on the Credit Facility, prior to the time such instruction is given, except and unless such instruction is prohibited by or violates applicable law or any outstanding or pending court or governmental order or decree.

Section 606.   Rights of Bondowners.

If an Event of Default occurs and is continuing, and if the Bondowners representing not less than 25% in principal amount of the Bonds Outstanding shall have requested the Trustee in writing to exercise one or more of the rights and remedies provided hereunder and offered it indemnity as provided in Subsection 702(e), the Trustee shall be required to exercise such one or more of the rights and remedies hereunder as the Trustee shall determine to be in the best interest of the Bondowners and not inconsistent with any directions given in accordance with Section 901. No Bondowner shall have any right to institute an action in law or equity or to pursue any other remedy hereunder with respect to any Bond unless (i) an Event of Default of which the Trustee has been notified has occurred and Bondowners representing not less than 25% in principal amount of the Bonds Outstanding shall have requested the Trustee in writing to exercise its rights and remedies with respect thereto and shall have offered the Trustee reasonable opportunity to do so and indemnity as provided in Subsection 702(e), and (ii) the Trustee shall within a reasonable time thereafter fail to exercise any of such rights or remedies. No Bondowner shall have any right to institute any action or pursue any other remedy if and to the extent that the surrender, impairment, waiver, or loss of the lien of this Agreement would, under applicable law, result. Notwithstanding the foregoing, each Bondowner shall have a right of action to enforce payment of the Bonds at and after the due dates thereof at the place, from the sources and in the manner expressed in the Bonds. For purposes of this Section 606, so long as a Credit Facility has paid all amounts due on Bonds it supports, the Bank issuing such Credit Facility shall be treated as owner of such Bonds.

Section 607.   Performance of Company's Obligations.

If the Company shall fail to observe or perform any of its agreements or obligations hereunder, the Authority or the Trustee may perform the same in its own name or in the Company's name and each is hereby irrevocably appointed the Company's attorney-in-fact for such purpose. Unless an Event of Default exists, the Authority or the Trustee, as the case may be, shall give at least five (5) days' notice to the Company before taking action under this section, except that in case of emergency as reasonably determined by the acting party, it may act on lesser notice or give the notice promptly after rather than before taking the action. The reasonable cost of any such action performed by the Trustee or the Authority shall be paid or reimbursed by the Company within thirty (30) days after the Trustee or the Authority notify the Company of such cost.

Section 608.   Remedies Cumulative; No Waiver.

The rights and remedies under this Agreement shall be cumulative and shall not exclude any other rights and remedies allowed by law, provided there is no duplication of recovery. Neither the failure to insist upon a strict performance of any of the obligations of the Company nor the failure to exercise any remedy for any violation thereof, shall be taken as a waiver for the future of the right to insist upon strict performance of the obligation or of the right to exercise any remedy for the violation.

ARTICLE VII:  THE TRUSTEE

Section 701.   Corporate Organization, Authorization and Capacity.

The Trustee represents and warrants that it is a trust company duly organized and validly existing under the laws of The Commonwealth of Massachusetts and duly licensed or qualified to do business in Massachusetts, with the capacity to exercise the powers and duties of the Trustee hereunder, and that by proper corporate action it has duly authorized the execution and delivery of this Agreement.

Section 702.   Rights and Duties of the Trustee.

(a) Moneys to be Held in Trust. All moneys deposited with the Trustee under this Agreement (other than amounts received for its own use) shall be held by the Trustee in trust and applied subject to the provisions of this Agreement, but need not be segregated from other funds except as required herein or by law.

(b) Accounts. The Trustee shall keep proper accounts of its transactions hereunder (separate from its other accounts), which shall be open to inspection at reasonable times by the Authority, the Company and the Bondowners and their representatives duly authorized in writing.

(c) Performance of the Authority's Obligations. If the Authority shall fail to observe or perform any agreement or obligation contained in this Agreement, the Trustee may take whatever legal proceedings may be required to compel full performance by the Authority of its obligations, and in addition, the Trustee may, to whatever extent it deems appropriate for the protection of the Bondowners, itself or the Company, perform any such obligation in the name of the Authority and on its behalf.

(d) Responsibility. The Trustee shall be entitled to the advice of counsel (who may be the Trustee's counsel, counsel for the Authority, the Company or any Bondowner) and shall be wholly protected as to any action taken or omitted to be taken in good faith in reliance on such advice. The Trustee may rely conclusively on any notice, certificate or other document furnished to it hereunder and reasonably believed by it to be genuine. The Trustee shall not be liable for any action taken by it in good faith and reasonably believed by it to be within the discretion or powers conferred upon it, in good faith omitted to be taken by it and reasonably believed to be beyond the discretion or powers conferred upon it, taken by it pursuant to any direction or instruction by which it is governed hereunder, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action; nor shall it be responsible for the consequences of any error of judgment reasonably made by it. The duties of the Trustee are those expressly set forth in this Agreement, and no additional duties shall be implied. When any payment, consent or other action by it is called for hereby, it may defer such action pending receipt of such evidence, if any, as it may require in support thereof. The Trustee shall in no event be liable for the application or misapplication of funds, or for other acts or defaults by any person, firm, or corporation, except its own directors, officers, and employees. No recourse shall be had by the Company, the Authority or any Bondowner for any claim based on this Agreement or any Bond against any director, officer, employee, or agent of the Trustee alleging personal liability on the part of such person, unless such claim is based upon the bad faith, negligence, fraud or deceit of such person. The Trustee has no responsibility for the validity or sufficiency of this Agreement or the Bonds or any security therefor.

(e) Limitations on Actions. The Trustee shall not be required to monitor the financial condition of the Company or the physical condition of the Project Facilities and, unless otherwise expressly provided, shall not have any responsibility with respect to notices, certificates or other documents filed with it hereunder, except to make them available for inspection by the Bondowners. The Trustee shall not be deemed to have knowledge of and shall not be required to take notice of any Default or Event of Default, except for a Default or Event of Default described in Paragraph 601(a)(i) relating to the payment of principal of, premium, if any, and interest on the Bonds, unless the Trustee shall be specifically notified in writing by the Company, the Authority or Bondowners representing not less than 25% in principal amount of the Bonds Outstanding, or in the case of a Default or Event of Default described in Paragraph 601(a)(iii), the Trustee shall be notified in writing by the First Mortgage Bond Trustee, or in the case of a Default or Event of Default described in Paragraph 601(a)(iv) or
(v), the Trustee shall be notified in writing by the Bank or the Paying Agent. It shall not be required to take any remedial action (other than the giving of notice) unless indemnity reasonably satisfactory to it is furnished for any expense or liability to be incurred therein, other than liability for failure to meet the standards set forth in this section. The Trustee shall be entitled to reimbursement from the Company for its expenses reasonably incurred or advances reasonably made, which reimbursement shall be due and payable thirty (30) days after notifying the Company of such expenses or advances, in the exercise of its rights or the performance of its obligations hereunder, whether or not it acts without previously obtaining indemnity.

A permissive right or power to act shall not be construed as a requirement to act. Upon receipt of written notice, direction, instruction, and indemnity as provided above and, after making such investigation, if any, as it deems appropriate to verify the occurrence of any Default of which it is notified by the Bondowners or the Bank, the Trustee shall pursue such remedies hereunder (not contrary to such direction) as it deems appropriate for the protection of the Bondowners (including the Bank as provided in Section 901); and in its actions under this provision, the Trustee shall be required to act for the protection of the Bondowners with the same prudence as would be expected of a prudent person in the conduct of such person's affairs.

(f) Financial Obligations. Nothing contained in this Agreement shall in any way obligate the Trustee to pay any debt or meet any financial obligations to any person in relation to the Project Facilities except from moneys received under the provisions of this Agreement (including from the exercise of its rights and remedies hereunder) other than moneys received for its own purposes.

(g) Ownership of Bonds. The Trustee or any affiliate of the Trustee may be or become the owner of Bonds with the same rights as if it were not Trustee.

(h) No Surety Bond. The Trustee shall not be required to furnish any bond or surety.

(i) Requests by the Company. Upon any request by the Company to the Trustee to take any action under this Agreement (including but not limited to any proposed amendment pursuant to Section 1101) the Trustee shall be entitled to receive from the Company prior to taking such action, and to rely upon, a certificate of a Company Representative and an opinion of counsel reasonably satisfactory to the Trustee (who may be counsel to the Company), and, if applicable in the reasonable judgment of the Trustee, a certificate of an accountant satisfactory to the Company (who may be an employee of the Company), each to the effect that in the signer's opinion all conditions precedent applicable to such action under this Agreement, if any, have been satisfied (and, in the case of the certificate of the Company Representative, including but not limited to the absence of any Default or Event of Default) and such action is permitted by this Agreement.

(j) Trustee as Holder of Series G First Mortgage Bonds. So long as no Default has occurred and is continuing, the Trustee may, but shall have no obligation to, take any action in its capacity as the registered holder of the Series G First Mortgage Bonds (other than the duty to exercise reasonable care in the safekeeping thereof and the giving of notices set forth below), unless and except to the extent the Trustee is directed in writing by the Bondowners as provided in Section 901 of this Agreement. The Trustee shall promptly notify the Bondowners of the receipt of and contents of any notice it receives under the First Mortgage Bond Indenture (other than notices solely of payments being made on the Series G First Mortgage Bonds).

(k) Authentication of Bonds. The Trustee shall act as authenticating agent for the Bonds. The Trustee may either sign the Certificate of Authentication in its own name or may appoint one or more agents to sign the Certificate of Authentication on the Trustee's behalf. So long as Bonds are in the Flexible or Weekly Mode the Trustee shall use its best efforts to have the ability to cause the Certificate of Authentication to be executed in New York, New York at a location satisfactory to the Paying Agent. To satisfy this requirement, the Trustee hereby initially appoints Security Pacific National Trust Company (New York) to act as its agent for the purpose of signing the Certificate of Authentication and delivery of the Bonds. The Trustee shall have no liability for the negligence or wrongful conduct (in each case whether by act or omission) of any such agent appointed with reasonable care. The Trustee shall have no liability if, after its best efforts, it finds that it does not have the ability (either directly or through an agent) to cause the Certificate of Authentication to be executed and delivered in New York, New York on a timely basis when Bonds are in the Flexible or Weekly Mode.

Section 703.   Fees and Expenses of the Trustee.

The Company shall pay to the Trustee reasonable compensation for its services and prepay or reimburse the Trustee for its reasonable expenses and disbursements, including attorney's fees, hereunder. The Company shall indemnify and save the Trustee harmless against any and all (a) claims as set forth in Section 1002, (b) costs, counsel fees, expenses or liabilities reasonably incurred in connection with such claims, and (c) expenses and liabilities which it may incur in the exercise of its duties hereunder and which are not due to the bad faith, negligence, fraud or deceit of any director, officer, employee or agent of the Trustee. Any fees, expenses, reimbursements, or other charges which the Trustee may be entitled to receive from the Company hereunder shall be due and payable thirty (30) days after a request for payment has been made by the Trustee, and if not otherwise paid, shall be a first lien upon any funds or other property then or thereafter held hereunder by the Trustee; provided, however, that the lien of the Trustee shall be subordinate to the lien for the benefit of the Bondowners upon the moneys drawn under the Credit Facility, and the proceeds of any remarketing of the Bonds and other Eligible Funds, if any, which are the basis of the determination made by the Paying Agent of the amount to be drawn under the Credit Facility, including, without limitation, such funds held by the Trustee under Section 204 and Subsection 304(c). If any such moneys are so applied, the Company shall be immediately obligated to restore the moneys so applied. The Trustee shall not require indemnification for any payment when due of principal, premium or interest on any Bond to be made by the Trustee to any Bondowner, prior to the time such payment is made by the Trustee, except and unless such payment is prohibited by or violates applicable law or any outstanding or pending court or governmental order or decree.

Section 704.   Resignation or Removal of Trustee.

The Trustee may resign on not less than sixty (60) days' notice given in writing to the Authority, the Bondowners, the Bank and the Company, but such resignation shall not take effect until a successor has been appointed and has assumed the duties hereunder. The Trustee will promptly certify to the other parties that it has mailed such notice to all Bondowners and such certificate shall be conclusive evidence that such notice was given in the manner required hereby. The Trustee may be removed by written notice to the parties from the Bondowners representing a majority in principal amount of the Bonds Outstanding, but no such removal shall take effect until a successor has been appointed and assumed the duties hereunder. A petition in a court of competent jurisdiction for removal of the Trustee and the appointment of a successor may be filed by the Bondowners representing not less than 25% in principal amount of the Bonds Outstanding.

Section 705.   Successor Trustee.

Any corporation or association which succeeds to the corporate trust business of the Trustee as a whole, or substantially as a whole, whether by sale, merger, consolidation or otherwise, shall become vested with all the property, rights and powers of the Trustee hereunder, without any further act or conveyance.

In case the Trustee resigns or is removed or becomes incapable of acting, or becomes bankrupt or insolvent, or if a receiver, liquidator or conservator of the Trustee or of its property is appointed, or if a public officer takes charge or control of the Trustee, or of its property or affairs, a successor shall be appointed (but only with the consent of the Bank, if any Bonds shall then be entitled to the benefits of a Credit Facility, which consent shall not be unreasonably withheld) by written notice from the Company to the Authority. The Company shall notify the Bondowners of the appointment in writing within twenty (20) days from the appointment. The Company will promptly certify to the successor Trustee that it has mailed such notice to all Bondowners and such certificate will be conclusive evidence that such notice was given in the manner required hereby. If no appointment of a successor is made within twenty (20) days after the giving of written notice in accordance with Section 704 or after the occurrence of any other event requiring or authorizing such appointment, the outgoing Trustee or any Bondowner may apply to any court of competent jurisdiction for the appointment of such a successor, and such court may thereupon, after such notice, if any, as such court may deem proper, appoint such successor. Any successor Trustee appointed under this section shall be a trust company or a bank having the powers of a trust company that meets the requirements of the Act, shall have a capital and surplus of not less than $50,000,000 and shall at the time of the appointment be rated not less than Baa3/P-3 by Moody's or otherwise be acceptable to Moody's. Any such successor Trustee shall notify the Authority and the Company of its acceptance of the appointment and, upon giving such notice, shall become Trustee, vested with all the property, rights and powers of the Trustee hereunder, without any further act or conveyance. Such successor Trustee shall execute, deliver, record and file such instruments as are required to confirm or perfect its succession hereunder and any predecessor Trustee shall from time to time execute, deliver, record and file such instruments as the incumbent Trustee may reasonably require to confirm or perfect any succession hereunder.

ARTICLE VIII:  THE AUTHORITY

Section 801.   Limited Obligation.

Under no circumstances shall the Authority be obligated directly or indirectly to pay Project Costs, principal of or premium, if any, and interest on the Bonds, or expenses of operation, maintenance and upkeep of the Project Facilities except from Bond proceeds or from funds received under this Agreement, exclusive of funds received hereunder by the Authority for its own use. This Agreement does not create any debt of the State of New Hampshire with respect to the Project Facilities other than a special obligation of the Authority acting on behalf of the State of New Hampshire pursuant to the Act. Nothing contained herein shall in any way obligate the State of New Hampshire to raise any money by taxation or use other public funds for any purpose in relation to the Project Facilities. Neither the State of New Hampshire nor the Authority shall pay or promise to pay any debt or meet any financial obligation to any person at any time in relation to the Project Facilities except (i) from moneys received or to be received under the provisions hereof or derived from the exercise of the Authority's right hereunder, other than moneys received for its own purposes, or (ii) as may be required by law other than the provisions of the Act. Nothing contained in this Agreement shall be construed to require or authorize the Authority to operate the Project Facilities itself or to conduct any business enterprise in connection therewith.

Section 802.   Rights and Duties of the Authority.

(a) Remedies of the Authority. Notwithstanding any contrary provision in this Agreement, the Authority shall have the right to take any action or make any decision with respect to proceedings for indemnity against the liability of the Authority and for collection or reimbursement from sources other than moneys or property held under this Agreement or subject to the lien hereof. The Authority may enforce its rights under this Agreement which have not been assigned to the Trustee by legal proceedings for the specific performance of any obligation contained herein or for the enforcement of any other appropriate legal or equitable remedy, and may recover damages caused by any breach by the Company of its obligations to the Authority under this Agreement, including court costs, reasonable attorney's fees and other costs and expenses incurred in enforcing such obligations.

(b) Limitations on Actions. The Authority shall not be required to monitor the financial condition of the Company or the physical condition of the Project Facilities and, unless otherwise expressly provided, shall not have any responsibility with respect to notices, certificates or other documents filed with it hereunder. The Authority shall not be required to take notice of any breach or default except when given notice thereof by the Trustee. The Authority shall not be responsible for the payment of any rebate to the United States under IRC Section 148(f). The Authority shall not be required to take any action unless indemnity reasonably satisfactory to it is furnished for expenses or liability to be incurred therein (other than the giving of notice). The Authority, upon written request of the Bondowners, the Bank or the Trustee, and upon receipt of reasonable indemnity for expenses or liability, shall cooperate to the extent reasonably necessary to enable the Trustee to exercise any power granted to the Trustee by this Agreement. The Authority shall be entitled to reimbursement pursuant to Section 803 to the extent that it acts without previously obtaining full indemnity.

(c) Responsibility. The Authority shall be entitled to the advice of counsel (who may be counsel for any party, for the Bank, the Paying Agent or the Remarketing Agent, or for any Bondowner) and shall be wholly protected as to any action taken or omitted to be taken in good faith in reliance on such advice. The Authority may rely conclusively on any notice, certificate or other document furnished to it under this Agreement and reasonably believed by it to be genuine. The Authority shall not be liable for any action taken by it in good faith and reasonably believed by it to be within the discretion or power conferred upon it, or in good faith omitted to be taken by it and reasonably believed to be beyond such discretion or power, or taken by it pursuant to any direction or instruction by which it is governed under this Agreement or omitted to be taken by it by reason of the lack of direction or instruction required for such action under this Agreement, or be responsible for the consequences of any error of judgment reasonably made by it. When any payment, consent or other action by the Authority is called for by this Agreement, the Authority may defer such action pending such investigation or inquiry or receipt of such evidence, if any, as it may require in support thereof. A permissive right or power to act shall not be construed as a requirement to act, and no delay in the exercise of a right or power shall affect the subsequent exercise thereof. The Authority shall in no event be liable for the application or misapplication of funds, or for other acts or defaults by any person or entity except by its own directors, officers and employees. No recourse shall be had by the Company, the Trustee or any Bondowner for any claim based on this Agreement or the Bonds against any director, officer, employee or agent of the Authority unless such claim is based upon the bad faith, fraud or deceit of such person. No covenant, obligation or agreement of the Authority contained in this Agreement shall be deemed to be a covenant, obligation or agreement of any present or future director, officer, employee or agent of the Authority in his individual capacity, and no person executing a Bond shall be liable personally thereon or be subject to any personal liability or accountability by reason of the issuance thereof.

Section 803.   Expenses of the Authority.

The Company shall pay when due the Authority's Service Charge and shall prepay or reimburse the Authority within thirty (30) days after notice for all expenses (including reasonable attorney's fees) incurred by the Authority in connection with the issuance and carrying of the Bonds and all expenses reasonably incurred or advances reasonably made in the exercise of the Authority's rights or their performance of its obligations hereunder. Any fees, expenses, reimbursements or other charges which the Authority may be entitled to receive from the Company hereunder, if not paid when due, shall bear interest at 15% per annum.

Section 804.   Matters to be Considered by Authority.

In approving, concurring in or consenting to action or in exercising any discretion or in making any determination under this Agreement, the Authority may consider the interests of the public, which shall include the anticipated effect of any transaction on tax revenues and employment, as well as the interests of the other parties hereto and the Bondowners; provided, however, nothing herein shall be construed as conferring on any person other than the other parties and the Bondowners any right to notice, hearing or participation in the Authority's consideration, and nothing in this section shall be construed as conferring on any of them any right additional to those conferred elsewhere herein. Subject to the foregoing, the Authority will not unreasonably withhold any approval or consent to be given by it hereunder.

Section 805.   Actions by Authority.

Any action which may be taken by the Authority hereunder shall be deemed sufficiently taken if taken on its behalf by its Chairman, its Vice Chairman or its Executive Director or by any other director, officer or agent whom it may designate from time to time.

ARTICLE IX:  THE BONDOWNERS

Section 901.   Action by Bondowners.

Subject to Subsections 601(b), 602(a) and Section 1101 (as to the waivers and consents granted thereby), Bondowners representing a majority in principal amount of the Bonds Outstanding shall have the right at any time, by written notice to the Trustee and upon offering it indemnity as provided in Subsection 702(e), to direct the Trustee (i) in the granting of any consents, waivers or similar actions pertaining to the Bonds, (ii) in the time, method and place of conducting all proceedings, (iii) in the exercise of any rights or remedies available to the Trustee hereunder, or (iv) in the exercise of any other right or power conferred upon the Trustee for the protection of the Bondowners, provided that such direction shall be in accordance with the provisions of law and this Agreement, and the Trustee may take any other action determined proper by the Trustee which is not inconsistent with such direction.

Except with respect to the matters provided below, Bondowners representing a majority in principal amount of the Bonds Outstanding shall have the right, at any time, by written notice to the Trustee and the offering of indemnity as provided in Subsection 702(e), to direct the Trustee, as holder of all of the Series G First Mortgage Bonds, to exercise the rights available to it as holder of such bonds under the First Mortgage Bond Indenture, including, without limitation, as to rendering notice to the First Mortgage Bond Trustee of the occurrence of a default thereunder, the institution of any suit, action or proceeding to enforce payments on the Series G First Mortgage Bonds which were not paid when due or other proceeding in respect of the First Mortgage Bond Indenture which the Trustee, as holder of the Series G First Mortgage Bonds, is entitled to institute, and as to the time, place and method of any such proceeding for any remedy available to the Trustee, as holder of the Series G First Mortgage Bonds, subject however to compliance with the applicable provisions of the First Mortgage Bond Indenture.

Where the First Mortgage Bond Trustee is required or permitted to take any action under the First Mortgage Bond Indenture upon the direction, authorization, consent, notice or request of the holders of a specified percentage of principal amount of bonds outstanding thereunder or of outstanding bonds thereunder which would be adversely affected by such action, including with respect to acceleration of the maturity of such bonds under Section 10.1 of the First Mortgage Bond Indenture, the time, method and place of proceedings and waivers of events of default, as provided in Section
10.12 of the First Mortgage Bond Indenture and amendments of the First Mortgage Bond Indenture under Article 15 thereof, each Bondowner shall be deemed the holder of its pro-rata portion of the principal amount of Series G First Mortgage Bonds and shall have the right to direct the Trustee whether or not to render such direction, authorization, consent, notice or request under the First Mortgage Bond Indenture in respect of such Bondowner's pro-rata portion, whereupon the Trustee shall notify the First Mortgage Bond Trustee of the action to be taken in respect of the applicable principal amount of Series G First Mortgage Bonds.

Any request, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Bondowners may be contained in and evidenced by one or more writings of substantially the same tenor signed by the Bondowners of the requisite percentage of principal amount of Bonds Outstanding or their attorneys duly appointed in writing. Proof of the execution of any such instrument, or of any instrument appointing any such attorney, shall be sufficient for any purpose of this Agreement (except as otherwise herein expressly provided) if made in the following manner, but the Authority or the Trustee may nevertheless in its discretion require further or other proof in cases where it deems the same desirable:

The fact and date of the execution by any Bondowner or his or her attorney of such instrument may be proved by the certificate, which need not be acknowledged or verified, of an officer of a bank or trust company satisfactory to the Authority or to the Trustee or of any notary public or other officer authorized to take acknowledgments of the deeds to be recorded in the state in which he purports to act, that the person signing such request or other instrument acknowledged to him or her the execution thereof, or by an affidavit of a witness of such execution, duly sworn to before such notary public or other officer. The authority of the person or persons executing any such instrument on behalf of a corporate Bondowner may be established without further proof if such instrument is signed by a person purporting to be the president or a vice president of such corporation with a corporate seal affixed and attested by a person purporting to be its clerk or secretary or an assistant clerk or assistant secretary.

The ownership of Bonds and the amount, numbers and other identification, and date of holding the same shall be proved by the registry books for the Bonds maintained by the Trustee.

Any request, consent or vote of the owner of any Bond shall bind all future owners of such Bond. Bonds owned or held by or for the account of the Authority, the Company, or any related person to the Company within the meaning of Section 147(a) of the IRC shall not be deemed Outstanding Bonds for the purpose of any consent or other action by Bondowners, except that for such purposes Pledged Bonds shall be treated as Outstanding and shall be deemed to be owned by the Bank. So long as no Default exists under Paragraph 601(a)(i) with respect to any Bonds supported by a Credit Facility, the Bank and not the Bondowner shall be treated as the owner of all Bonds entitled to the benefits of such Credit Facility for the purpose of any consent or other action by Bondowners.

ARTICLE X:  THE COMPANY

Section 1001.  Existence and Good Standing; Merger; Consolidation.

The Company will maintain its corporate existence, qualification to do business and good standing under the laws of the State of New Hampshire and will maintain itself as a foreign corporation duly qualified to do business and in good standing, where applicable, in each jurisdiction in which the failure to so qualify would have a material adverse effect upon its business or properties. The Company shall not merge or consolidate with or sell all or substantially all of its assets to another entity, except that the Company may transfer the Station in connection with a transfer of the Project Facilities pursuant to Section 505 and the Company may so merge or consolidate with or sell all or substantially all of its assets to another corporation if (i) the surviving or transferee corporation is qualified to do business in New Hampshire, (ii) the surviving or transferee corporation (if not the Company) has assumed in writing all of the Company's obligations hereunder and under the Series G First Mortgage Bonds, and (iii) upon such assumption there will not be a Default hereunder or an event of default under the First Mortgage Bond Indenture (disregarding any required passage of time or giving of notice thereunder).

Section 1002.  Indemnification by the Company.

The Company, regardless of any agreement to maintain insurance, will indemnify the Authority and the Trustee against (a) any and all claims by any person related to the participation of the Authority or the Trustee in the transactions contemplated by this Agreement, including without limitation claims arising out of any condition of the Project Facilities or Station or the construction, use, occupancy or management thereof; any accident, injury or damage to any person occurring in or about the Station; any breach by the Company of its obligations under this Agreement; any act or omission of the Company or any of its agents, contractors, servants, employees or licensees; or the offering, issuance, sale or any resale of the Bonds to the extent permitted by law, and (b) all costs, counsel fees, expenses or liabilities reasonably incurred in connection with any such claim or any action or proceeding brought thereon. In case any action or proceeding is brought against the Authority or the Trustee by reason of any such claim, the Company will defend the same at its expense upon notice from the Authority or the Trustee, and the Authority or the Trustee, as the case may be, will cooperate with the Company, at the expense of the Company, in connection therewith.

ARTICLE XI:  MISCELLANEOUS

Section 1101.  Amendments.

(a) Without Bondowners' Consent. The parties may from time to time, without the consent of any Bondowner, amend this Agreement in order to (i) cure any ambiguity, defect or omission in this Agreement that does not materially adversely affect the interests of the Bondowners, (ii) grant additional rights or security to the Trustee for the benefit of the Bondowners, (iii) add additional Events of Default as shall not be inconsistent with the provisions of this Agreement and which shall not materially adversely affect the interests of the Bondowners, (iv) qualify this Agreement under the Trust Indenture Act of 1939, as amended, or corresponding provisions of federal laws from time to time in effect, (v) provide for the establishment of a book entry system of registration for the Bonds through a securities depository, (vi) effective upon any Conversion Date to a new Mode, make any amendment affecting only the Bonds being converted, (vii) add provisions relating to the partial conversion of Bonds to a new Mode or the issuance of Tax-Exempt Refunding Bonds which do not impair the security for the outstanding Bonds, or (viii) make such other provisions in regard to matters or questions arising under this Agreement as shall not be inconsistent with the provisions of this Agreement and which shall not materially adversely affect the interests of the Bondowners.

(b)  With Bondowners' Consent.  Except as set forth in Subsection
1101(a), the parties may from time to time amend this Agreement with the consent of the owners of more than 50% in aggregate principal amount of the Bonds Outstanding; provided, that no amendment shall be made which adversely affects the rights of some but less than all the Bonds Outstanding without the consent of the owners of more than 50% in aggregate principal amount of the Bonds so affected; and provided further, that no amendment of this Agreement shall be effective to (i) change the principal, premium or interest on any Bonds, (ii) change the interest payment dates, maturity dates or purchase or redemption provisions of any Bonds, (iii) reduce the percentage of Bondowners whose consent is required for the amendment of this Agreement or (iv) modify the lien upon or pledge of the payments and other revenues assigned and pledged hereunder (including any Credit Facility), without the consent, in each case, of the owner of each Bond which would be affected by the action proposed to be taken.

When the Trustee determines that the requisite number of consents have been obtained for an amendment which requires Bondowner consents, it shall, within ninety (90) days, file a certificate to that effect in its records and mail notice to the Bondowners. No action or proceeding to invalidate the amendment shall be instituted or maintained unless it is commenced within sixty (60) days after such mailing. The Trustee will promptly certify to the Authority that it has mailed such notice to all Bondowners and such certificate will be conclusive evidence that such notice was given in the manner required hereby. A consent to an amendment may be revoked by a notice given by the Bondowner and received by the Trustee prior to the Trustee's certification that the requisite consents have been obtained.

(c) General. Any amendment of this Agreement shall be accompanied by an opinion of Bond Counsel reasonably satisfactory to the Authority and the Trustee to the effect that the amendment is permitted by this Agreement and, if there are any Tax-Exempt Refunding Bonds outstanding, that such amendment will not adversely affect the exclusion from gross income for federal income tax purposes of interest on such Tax-Exempt Refunding Bonds. So long as a Credit Facility supports any of the Bonds no amendment to this Agreement shall be made without the consent of the Bank.

Notice of any amendment of this Agreement, or any material change to the Reimbursement Agreement or any remarketing agreement entered into by the Remarketing Agent and the Company shall be sent by the Company to Moody's.

Section 1102.  Notices.

Unless otherwise expressly provided, all notices to the Authority, the Trustee, the Paying Agent and the Company shall be in writing and shall be deemed sufficiently given if sent by registered or certified mail, postage prepaid, or delivered during a Business Day as follows: (a) to the Authority at its office at 14 Dixon Avenue, Suite 101, Concord, New Hampshire 03301-4954, attention of Executive Director, (b) to the Trustee at P.O. Box 778, Boston, Massachusetts 02102 (if by mail) or Two International Place - 4th Floor, Boston, Massachusetts 02110 (if by courier), in each case attention of Corporate Trust Department, (c) to the Paying Agent at 2 Rector Street, New York, New York 10006, attention of Corporate Trust Division, (d) to the Company at 1000 Elm Street, Manchester, New Hampshire 03105, attention of Treasurer with a copy to Northeast Utilities Service Company at 107 Selden Street, Berlin, Connecticut 06037, attention of the Assistant Treasurer, (e) to Moody's at 99 Church Street, New York, New York 10007, and (f) to S&P at 25 Broadway, New York, New York 10004, or, as to all of the foregoing, to such other address as the addressee shall have indicated by prior written notice to the one giving notice. All notices to a Bondowner shall be in writing and shall be deemed sufficiently given if sent by first class mail, postage prepaid, to the Bondowner at the address shown on the registration books for the Bonds maintained by the Paying Agent. A Bondowner may direct the Paying Agent to change its address as shown on the registration books by written notice to the Paying Agent. All notices to Bondowners shall identify the Bonds by name, CUSIP number, date of original issuance, maturity date, and such other descriptive information as may be needed to identify accurately the Bonds.

All notices sent to Bondowners by the Trustee or Paying Agent shall simultaneously be sent by registered or certified mail, postage prepaid, to Moody's, S&P, at least two (2) national information services that publish or disseminate notices of redemption of obligations such as the Bonds, such as S&P's Called Bond Service and Kenney Information Systems Notification Service, and all registered securities depositories that are registered owners of the Bonds, provided that the failure to give such notice shall not affect the validity of any notice given to the Bondowners. The selection of the national information services to receive any notice shall be at the sole discretion of the Trustee or the Paying Agent, as the case may be.

Notice hereunder may be waived prospectively or retrospectively by the person entitled to the notice, but no waiver shall affect any notice requirement as to other persons.

Section 1103.  Time.

All references to times of day in this Agreement are references to New York City time.

Section 1104.  Agreement Not for the Benefit of Other Parties.

This Agreement is not intended for the benefit of and shall not be construed to create rights in parties other than the Company, the Authority, the Trustee and the Bondowners.

Section 1105.  Severability.

In the event that any provision of this Agreement shall be held to be invalid in any circumstance, such invalidity shall not affect any other provisions or circumstances.

Section 1106.  Counterparts.

This Agreement may be executed and delivered in any number of counterparts, each of which shall be deemed to be an original, but such counterparts together shall constitute one and the same instrument.

Section 1107.  Captions.

The captions and table of contents of this Agreement are for convenience only and shall not affect the construction hereof.

Section 1108.  Governing Law.

This instrument shall be governed by the laws of State of New Hampshire. [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, THE BUSINESS FINANCE AUTHORITY OF THE STATE OF NEW HAMPSHIRE HAS CAUSED THIS AGREEMENT TO BE SIGNED AND ITS OFFICIAL SEAL TO BE IMPRESSED HEREON BY ITS EXECUTIVE DIRECTOR; PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE HAS CAUSED THIS AGREEMENT TO BE SIGNED AND ITS CORPORATE SEAL TO BE IMPRESSED HEREON BY AN AUTHORIZED OFFICER; AND STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE, HAS CAUSED THIS AGREEMENT TO BE SIGNED AND ITS CORPORATE SEAL TO BE IMPRESSED HEREON BY AN AUTHORIZED OFFICER.
BUSINESS FINANCE AUTHORITY OF THE STATE OF NEW HAMPSHIRE
(Seal)
By:
Jack Donovan
Executive Director
PUBLIC SERVICE COMPANY OF
NEW HAMPSHIRE
(Seal)
By:
Randy A. Shoop
Assistant Treasurer - Finance
STATE STREET BANK AND TRUST COMPANY,
as Trustee
(Seal)
By:
Name:
Title:
The undersigned hereby consents
to this Agreement
BARCLAYS BANK PLC, NEW YORK BRANCH
By:
Name:
Title:


EXHIBIT A

THE PROJECT FACILITIES

The Project Facilities to be financed by the Bonds consist of certain air or water pollution control and sewage or solid waste disposal facilities at the Seabrook Station Plant, Unit No. 1, in which Public Service Company of New Hampshire has a 35.56942 percent ownership interest. The Project Facilities include the following:

Waste Water Run-Off System

The Waste Water Run-Off System collects and treats yard area drainage to remove pollutants. The System includes catch basins, yard waste water drain pipes, and a site settling pond.
Chemical and Oily Waste Treatment System

The Chemical and Oily Waste Treatment System collects, stores, processes, treats and disposes of non-radioactive chemical and oily wastes. The wastes result from construction, start-up and operation of the Seabrook Station Plant. The wastes are collected and treated to remove pollutants. The System includes tanks, an acid and caustic handling system, waste lagoons, system flush piping, and oil separator, curbs and drains, pipes, valves, transfer pumps, controls and instrumentation and related support equipment.

Sanitary Waste System

Sanitary waste is collected, treated and disposed of by the Sanitary Waste System. The System includes sanitary drains, sumps and pumps, a holding tank, a pump station, a sewage treatment plant, piping, transfer pumps and related support equipment.

Radioactive Gaseous Waste System

The Radioactive Gaseous Waste System collects, processes, stores and treats radioactive gaseous waste produced during normal operations. The System includes the following components: a main gas collection header, a waste gas condenser with associated primary cooling water components, gas chiller compressor units, iodine guard beds, a regeneration subsystem for dryers, waste gas dryers, a waste gas compressor package, ambient carbon delay beds, particulate filters, an after cooler, a hydrogen surge tank, a waste gas radiation monitor, an equipment vent system, a hydrogenated vent header, and associated piping, valves, controls and instrumentation.

Exhaust Filtration System

The Exhaust Filtration System collects, filters and discharges exhaust containing low level radioactive contamination resulting from normal operations. The System includes exhaust filters, exhaust fans, exhaust ducts, plenums, dampers, piping, flow control valves, and controls and instrumentation.

Liquid Radwaste System

The Liquid Radwaste System collects, processes, treats, recycles and disposes of low level radioactive liquid waste resulting from normal operations. The System includes tanks, filters, strainers, pumps, a reboiler, an evaporator, an evaporator distillate condenser, an evaporator distillate accumulator, an evaporator distillate cooler, an evaporator bottoms cooler, a waste demineralizer and filter, equipment drains, chemical drains, a radiation monitor, and associated controls and instrumentation.

Boron Recycle System

The Boron Recycle System collects, stores, treats, recycles and disposes of reactor coolant letdown during normal operations. This System is required to maintain reactor coolant letdown in accordance with federal pollution control standards as to radioactivity. The System includes the following components: Drain tanks, a degasifier, a preheater, a degasifier regenerative heat exchanger, trim coolers, a degasifier prefilter, cesium removal ion exchangers, recovery filters, waste storage tanks, recovery evaporator packages, recovery test tanks, recovery demineralizers, recovery demineralizer filters, a letdown rehead heat exchanger, a letdown chiller heat exchanger, a letdown moderating heat exchanger, a chiller surge tank, a chiller, thermal regenerative demineralizers, radiation monitors, associated pumps, piping and valves, and controls and instrumentation.

Steam Generator Blowdown Treatment System

The Steam Generator Blowdown Treatment System collects, processes, stores and treats steam generator blowdown for discharge or recycle during normal operation. This is necessary in compliance with pollution control requirements which limit the discharge of untreated steam generator blowdown. The System includes the following components: Blowdown evaporators, an evaporator distillate condenser, an evaporator condensate accumulator, an evaporator distillate pump, an evaporator condensate cooler, an evaporator bottoms pump, an evaporator bottoms cooler, blowdown demineralizers, acid and caustic systems, blowdown heat exchangers, and associated piping, controls and instrumentation.

Solid Radwaste System

The Solid Radwaste System collects, stores, packages and prepares solid radioactive waste for disposal. Radioactive solid wastes processed by this System include spent demineralizer resins, expended filter cartridges, evaporator concentrates as well as dry active waste consisting of rags, clothing, paper and other trash. The System includes the following components: A spent resin storage tank, an evaporator bottoms storage tank, associated collection piping, pumps and valves, a dry waste compactor, a filter transfer vehicle, and associated controls and instrumentation.

Waste Processing Building

The Waste Processing Building is a reinforced concrete structure which houses equipment used for exempt facilities. The purpose of this building is to house the air and water pollution control facilities and the solid waste disposal facilities.

Auxiliary Building

The Auxiliary Building is a reinforced concrete structure which houses both pollution control and production related equipment. Pollution control facilities located in the Auxiliary Building include portions of the liquid radwaste and gaseous radwaste systems. The cost of the Auxiliary Building and general support equipment has been allocated to the exempt facilities according to the ratio of space used for qualified equipment to the total space used in the building for all equipment.

Spent Nuclear Fuel Facility

The Spent Nuclear Fuel Facility is located in a separate building with enclosed fuel handling equipment for production functions and for spent fuel storage. The fuel handling facility includes a Seismic Category 1 structure containing a spent fuel pool with racks, spent fuel cooling and purification systems, a new fuel storage area, a spent fuel cask loading pit, and a cask washdown area. Also included are cranes and equipment supporting the fuel handling operations as well as the transfer canal leading the reactor containment. The cost of the Spent Nuclear Fuel Facility is determined through an allocation of the cost of the overall fuel facility between spent fuel facilities and production facilities.

Circulating Water System

The Circulating Water System will provide cooling water to the main condensers of Seabrook Station. The Circulating Water System is a once-through system using sea water from the Atlantic Ocean to remove the heat of condensation from the steam cycle and to dispose of that heat in an environmentally acceptable manner. The points of inlet and discharge of the cooling water are offshore, east of Hampton Beach, New Hampshire.

The System includes the following structures: Two 19-foot inside diameter tunnels, lined with reinforced concrete, which connect the plant with the offshore inlet and outlet structures; a pumphouse, located at the plant site which encloses traveling screens and pumps for the circulating water and service water systems; and a piping system at the plant site, for the most part underground, interconnecting the tunnels, the pumphouse, and the condensers.

The tunnels extend through the underlying rock in an east-west direction at an elevation between 200 and 250 feet below sea level. They end at the plant site with two 19-foot diameter vertical shafts, which reach above grade transforming at the top into two transition boxes open to the atmosphere. At the offshore end, the intake tunnel terminates with three 9-foot inside diameter vertical shafts connecting to three submerged inlet heads. The discharge tunnel terminates with eleven 5-foot inside diameter vertical shafts, each connecting to a submerged bifurcated diffuser head.

Service Water Cooling Tower System

The Service Water Cooling Tower System disposes of waste heat from the plant service water system. Waste heat from equipment throughout the plant is collected by the service water cooling system piping. The service water transfers waste heat to the service water cooling tower, which discharges heat to the atmosphere, thereby controlling discharge of waste heat to the natural water resources adjacent to the station. The Service Water Cooling Tower System components include the service water cooling tower, service water piping, pumps and associated electrical service, mechanical equipment, controls and instrumentation.

Screen Wash System

The Screen Wash System collects, stores and disposes of debris removed from the circulating and service water systems. This debris is solid waste with no market or other value. After removal, the debris is transferred to a landfill for final disposal. The components of the Screen Wash System include the screen wash pumps, trash trough, trash container, piping and valves, associated electrical service, mechanical equipment, controls and instrumentation.

EXHIBIT B

ASSUMPTION AGREEMENT

This Assumption Agreement (the "Assumption Agreement") is entered into
as of            ,      by The Industrial Development Authority of the State
of New Hampshire (with its successors, the "Authority"), a body corporate and politic created under New Hampshire Revised Statutes Annotated 162-A:3; Public Service Company of New Hampshire (with its successors, the "Company"),
a New Hampshire corporation;                  (with its successors, the
"Seabrook Transferee"), a               corporation; and State Street Bank
and Trust Company, a Massachusetts trust company, as Trustee (with its successors, the "Trustee") under a Series E Loan and Trust Agreement dated as of May 1, 1991 (the "LTA") among the Authority, the Company and the Trustee, which secures the Authority's $114,500,000 in aggregate principal amount Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Taxable Series E) and any Tax-Exempt Refunding Bonds issued thereunder (the "Bonds"). Capitalized terms not otherwise defined herein shall have the meaning given them in the LTA.

This Assumption Agreement is entered into pursuant to Section 505 of the LTA in connection with the transfer by the Company of its interest in the Station (including the Project Facilities) to the Seabrook Transferee. The purpose of this Assumption Agreement is to ensure the exclusion of interest on the Tax-Exempt Refunding Bonds from gross income of the owners thereof for federal income tax purposes and to satisfy certain requirements of the Authority with respect to facilities financed under the Act. This Assumption Agreement shall remain in effect until no Bonds remain Outstanding.

In consideration of the mutual promises contained in this Assumption Agreement, the rights conferred and the obligations assumed hereby, and other good and valuable consideration, the receipt of which is hereby acknowledged, each of the Company, the Seabrook Transferee, the Authority and the Trustee agree, assign, covenant, grant, pledge, promise, represent and warrant as set forth herein for their own benefit and for the benefit of the Bondowners.

Section 1. Representations and Covenants of the Company. The Company represents, warrants, covenants and agrees as follows:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Hampshire; is duly qualified to do business and in good standing in each jurisdiction in which the failure so to qualify would have a material adverse affect on its business or properties; and has full corporate power to enter into this Assumption Agreement;

(b) This Assumption Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company as provided herein and in the LTA, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights and to the exercise of judicial discretion in appropriate cases.

(c) No Default or Event of Default exists, or immediately after the Seabrook Transfer, will exist under the LTA.

(d) The Company and the Seabrook Transferee are members of the same affiliated group within the meaning of IRC Section 1504.

(e) The Seabrook Transfer is in all material respects as contemplated by the Third Amended Joint Plan of Reorganization dated December 28, 1989 of the Company as confirmed by an order of the United States Bankruptcy Court for the District of New Hampshire (Case No. BK88-00043) on April 20, 1990.

(f) The Company has obtained all regulatory approvals necessary to enter into this Assumption Agreement and to consummate the Seabrook Transfer and all such approvals have become final.

(g) The Company's execution and delivery of this Assumption Agreement and the consummation of the Seabrook Transfer do not violate or constitute a default under the Company's charter or by-laws, any applicable law, any order or decree of any court or governmental authority having jurisdiction over the Company, or any agreement or instrument binding on the Company or its properties.

Section 2. Representations and Covenants of the Seabrook Transferee. The Seabrook Transferee represents, warrants, covenants and agrees as follows:

(a)  The Seabrook Transferee is a corporation duly organized, validly
existing and in good standing under the laws of               ; is duly
qualified to do business and in good standing in the State of New Hampshire and in each jurisdiction in which the failure so to qualify would have a material adverse affect on its business or properties; and has full corporate power to enter into this Assumption Agreement.

(b) This Assumption Agreement has been duly authorized, executed and delivered by the Seabrook Transferee and constitutes a valid and binding obligation of the Seabrook Transferee enforceable against the Seabrook Transferee as provided herein, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights and to the exercise of judicial discretion in appropriate cases.

(c) The Seabrook Transferee and the Company are members of the same affiliated group within the meaning of IRC Section 1504.

(d) The Seabrook Transfer is in all material respects as contemplated by the Third Amended Joint Plan of Reorganization dated December 28, 1989 of the Company as confirmed by an order of the United States Bankruptcy Court for the District of New Hampshire (Case No. BK88-00043) on April 20, 1990.

(e) The Seabrook Transferee has obtained all regulatory approvals necessary to enter into this Assumption Agreement and to consummate the Seabrook Transfer and all such approvals have become final.

(f) The Seabrook Transferee's execution and delivery of this Assumption Agreement and the consummation of the Seabrook Transfer do not violate or constitute a default under the Seabrook Transferee's charter or by-laws, any applicable law, any order or decree of any court or governmental authority having jurisdiction over the Seabrook Transferee, or any agreement or instrument binding on the Seabrook Transferee or its properties.

(g) The Seabrook Transferee will maintain its corporate existence and its qualification to do business and good standing under the laws of the State of New Hampshire and will maintain itself as a foreign corporation duly qualified to do business and in good standing, where applicable, in each jurisdiction in which the failure to so qualify would have a material adverse effect upon its business or properties. The Seabrook Transferee shall not merge or consolidate with or sell all or substantially all of its assets to another entity, except that the Seabrook Transferee may so merge or consolidate with or sell all or substantially all of its assets to another corporation if (i) the surviving or transferee corporation is qualified to do business in New Hampshire, and (ii) the surviving or transferee corporation (if not the Seabrook Transferee) has assumed in writing all of the Seabrook Transferee's obligations hereunder.

Section 3.  Use of the Project.

(a) Notwithstanding any provision herein or in the LTA to the contrary, the Seabrook Transferee will not operate the Project Facilities in any manner, and will not take or omit any action or permit any action to be taken or omitted with the result that interest on any Tax-Exempt Refunding Bonds is included in the gross income of the owners thereof for federal income tax purposes. The Seabrook Transferee's use of the Project Facilities (or facilities replacing the same) shall be in furtherance of the purpose of air or water pollution control or sewage or solid waste disposal and in compliance with the Act.

(b) Notwithstanding any provision herein or in the LTA to the contrary, the Seabrook Transferee shall not permit the Project Facilities to fail to qualify as (1) "industrial facilities" under the Act, (2) a facility described in Section 1312(a) of the Tax Reform Act of 1986, or (3) "sewage or solid waste disposal facilities" or "air or water pollution control facilities" within the meaning of Section 103(b)(4)(E) or (F) of the 1954 Code; provided, however, that if the Company waives the application of clauses (b) and (c) of Section 502 of the LTA as provided in said Section 502, clauses (2) and (3) of this Subsection 3(b) shall likewise be waived. The Seabrook Transferee acknowledges that it is fully familiar with the physical condition of the Project Facilities and that it is not relying on any representation of any kind by the Authority or the Trustee concerning the nature or condition thereof. Neither the Authority nor the Trustee shall be liable to the Seabrook Transferee or any other person for any latent or patent defect in the Project Facilities.

(c) In the acquisition, maintenance, improvement and operation of the Project Facilities, the Seabrook Transferee has and will comply in all material respects with all applicable building, subdivision, zoning and land use, environmental protection, sanitary and safety and other laws, rules and regulations and will not permit any nuisance thereat and will to the extent of its ownership and control, permit no nuisance to be committed thereat by others while the Seabrook Transferee is, or is entitled to be, in possession thereof. It shall not be a breach of this section if the Seabrook Transferee fails to comply with such laws, rules and regulations during any period in which the Seabrook Transferee shall in good faith be diligently contesting the validity thereof.

(d) The Seabrook Transferee shall pay in a timely manner all costs of maintaining and operating the Project Facilities, including without limitation all taxes, excises and other governmental charges lawfully levied thereon or with respect to its interests therein or use thereof to the extent of the Seabrook Transferee's interest therein. It shall not be a breach of this section if the Seabrook Transferee fails to pay any such costs, taxes or charges during any period in which the Seabrook Transferee shall in good faith be contesting the validity or amount thereof and no foreclosure proceedings have been commenced, unless the procedures applicable to such contest require payment thereof and proceedings for their refund or abatement.

(e) The Seabrook Transferee shall not sell, lease, transfer or otherwise dispose of the Project Facilities (other than the grant of a mortgage pursuant to a financing transaction) unless (i) it obtains the consent of the Authority, which consent shall not be unreasonably withheld, provided, however, that no such consent shall be required if such transaction has been approved by or consented to by the New Hampshire Public Utilities Commission; and (ii) if there are any Outstanding Tax-Exempt Refunding Bonds, it obtains an opinion of Bond Counsel addressed to and reasonably satisfactory to the Trustee and the Authority that such sale, lease, transfer or other disposition will not affect the exclusion of the interest on any Outstanding Tax-Exempt Refunding Bonds from the gross income of the owners thereof for federal income tax purposes.

The Seabrook Transferee shall not make any material change in the purposes for which the Project Facilities are used without the consent of the Authority, which consent shall not be unreasonably withheld. The Seabrook Transferee at its own expense may alter, remodel or improve the Project Facilities and construct other facilities at the site of the Project Facilities, provided such action shall not result in any substantial change in the Project Facilities or the character of the activities conducted by the Seabrook Transferee at the Project Facilities site without the consent of the Authority, which consent shall not be unreasonably withheld.

(f) The Authority and the Trustee and their respective duly authorized agents shall have the right at all reasonable times and upon the furnishing of reasonable notice under the circumstances to examine the books and records of the Seabrook Transferee relating to the Project Facilities.

(g) The undertakings of the Seabrook Transferee contained in Subsections 3(b), (c), (d) and (e) are limited to those consistent with the Seabrook Transferee's undivided percentage interest in the facilities of which the Project Facilities are a part.

Section 4. Indemnification by the Seabrook Transferee. The Seabrook Transferee, regardless of any agreement to maintain insurance, will indemnify the Authority and the Trustee against (a) any and all claims by any person related to the participation of the Authority or the Trustee in the financing of the Project Facilities, including without limitation claims arising out of any condition of the Project Facilities or Station or the construction, use, occupancy or management thereof; any accident, injury or damage to any person occurring in or about the Station; any breach by the Seabrook Transferee of its obligations under this Assumption Agreement; any act or omission of the Seabrook Transferee or any of its agents, contractors, servants, employees or licensees; and (b) all costs, counsel fees, expenses or liabilities reasonably incurred in connection with any such claim or any action or proceeding brought thereon. In case any action or proceeding is brought against the Authority or the Trustee by reason of any such claim, the Seabrook Transferee will defend the same at its expense upon notice from the Authority or the Trustee, and the Authority or the Trustee, as the case may be, will cooperate with the Seabrook Transferee, at the expense of the Seabrook Transferee, in connection therewith.

Section 5. Failure to Comply. The Seabrook Transferee shall immediately notify the Authority, the Company and the Trustee of any failure to observe or perform any of its covenants or agreements contained herein, and thereafter shall keep the Authority, the Company and the Trustee informed with respect to any curative action instituted by the Seabrook Transferee in order to cure such failure.

Section 6. Amendment. This Assumption Agreement may be amended by the parties hereto, provided, however, that in connection with any amendment the Company or the Seabrook Transferee shall furnish the Authority and the Trustee with an opinion of Bond Counsel stating that the amendment will not impair the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes.

Section 7.  Agreement Not for the Benefit of Other Parties.  This
Assumption Agreement is not intended for the benefit of and shall not be construed to create rights in parties other than the Authority, the Company, the Seabrook Transferee, the Trustee and the Bondowners.

Section 8. Severability. In the event that any provision of this Assumption Agreement shall be held to be invalid in any circumstance, such invalidity shall not affect any other provisions or circumstances.

Section 9. Counterparts. This Assumption Agreement may be executed and delivered in any number of counterparts, each of which shall be deemed to be an original; but such counterparts together shall constitute one and the same instrument.

Section 10. Governing Law. This Assumption Agreement shall be governed by the laws of the State of New Hampshire.

IN WITNESS WHEREOF, The Industrial Development Authority of the State of
New Hampshire has caused this Assumption Agreement to be signed by one of its members and directors duly designated and authorized for the purpose and its official seal to be impressed hereon and attested by its Executive Director; Public Service Company of New Hampshire has caused this Assumption Agreement to be signed and its corporate seal to be impressed hereon and attested by authorized officers; [the Seabrook Transferee] has caused this Assumption Agreement to be signed and its corporate seal impressed hereon and attested by authorized officers; and State Street Bank and Trust Company, as Trustee, has caused this Assumption Agreement to be signed and its corporate seal to be impressed hereon and attested by authorized officers.

THE INDUSTRIAL DEVELOPMENT AUTHORITY              (Seal)
OF THE STATE OF NEW HAMPSHIRE                     Attest:

By
  Title:                           Executive Director

PUBLIC SERVICE COMPANY                       (Seal)
OF NEW HAMPSHIRE                             Attest:

By
  Title:                           Title:

[SEABROOK TRANSFEREE]                   (Seal)

Attest:

By
  Title:                           Title:

STATE STREET BANK AND TRUST             (Seal)
  COMPANY, as Trustee                        Attest:

By
  Title:                           Title:


EXHIBIT C

FORM OF FLEXIBLE 1991 SERIES E BOND

$                                       No. R-

ANY BONDHOLDER WHO FAILS TO DELIVER A BOND FOR PURCHASE AT THE TIMES AND AT THE PLACE REQUIRED HEREIN SHALL HAVE NO FURTHER RIGHTS HEREUNDER EXCEPT THE RIGHT TO RECEIVE THE PURCHASE PRICE HEREOF UPON PRESENTATION AND SURRENDER OF THIS BOND TO THE PAYING AGENT AS DESCRIBED HEREIN, AND SHALL HOLD THIS BOND AS AGENT FOR THE PAYING AGENT.

UNITED STATES OF AMERICA
STATE OF NEW HAMPSHIRE
THE INDUSTRIAL DEVELOPMENT AUTHORITY
OF THE STATE OF NEW HAMPSHIRE
Pollution Control Revenue Bond
(Public Service Company of New Hampshire
Project - 1991 Taxable Series E)

REGISTERED OWNER:

PRINCIPAL AMOUNT:                                      DOLLARS

INTEREST DUE:  $
(on the Next Purchase Date)
INTEREST RATE:
(to the Next Purchase Date)
NEXT PURCHASE DATE:
COMMENCEMENT DATE OF RATE PERIOD:
MATURITY DATE:  May 1, 2021
CUSIP:

DATE OF THIS BOND:
(Date as of which Bonds of this
series were initially issued.)
MODE:  Flexible

THIS BOND DOES NOT CONSTITUTE AN INDEBTEDNESS OF THE STATE OF NEW
HAMPSHIRE OR OF THE AUTHORITY EXCEPT TO THE EXTENT PERMITTED BY NEW HAMPSHIRE RSA CHAPTER 162-I. ALL AMOUNTS OWED HEREUNDER ARE PAYABLE ONLY FROM THE SOURCES PROVIDED IN THE LOAN AND TRUST AGREEMENT DESCRIBED BELOW, AND NO PUBLIC FUNDS MAY BE USED FOR THAT PURPOSE.

The Industrial Development Authority of the State of New Hampshire (the "Authority"), for value received, promises to pay to the REGISTERED OWNER, or registered assigns, but solely from the moneys to be provided under the Agreement mentioned below, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT on the MATURITY DATE, unless paid earlier as provided below, with interest from the most recent Interest Payment Date, as defined below, to which interest has been paid or duly provided for or, if no interest has been paid, from the DATE OF THIS BOND set forth above, until paid in full, at the rates set forth below, payable on each Interest Payment Date. So long as this bond is in the Flexible Mode, interest shall be due on this bond on each Purchase Date (as defined below) and on the MATURITY DATE, and when this bond is in any other Mode interest shall be due on the dates provided in the Agreement (the "Interest Payment Dates"). Until conversion to the Weekly, Multiannual or Fixed Rate Mode as provided below, this bond shall bear interest at the Flexible Rate. The Flexible Rate for this bond shall be the rate of interest determined by the Remarketing Agent designated as provided in the Agreement (herein, with its successors, the "Remarketing Agent"), for each Rate Period, as defined below, to be the lowest rate which in its judgment, on the basis of prevailing financial market conditions, is necessary on and as of the Effective Date, as defined below, to remarket each Bond having such Rate Period in a secondary market transaction at a price equal to the principal amount thereof, but not in excess of the Maximum Interest Rate. If this bond is converted to the Weekly, Multiannual or Fixed Rate Mode it shall bear interest at the Weekly, Multiannual or Fixed Rate, as the case may be, as defined in the Agreement. The Remarketing Agent shall determine the initial Flexible Rate on or before the date of issue in or of conversion to the Flexible Mode, which rate shall remain in effect as provided in the Agreement. Thereafter, the Remarketing Agent shall redetermine the Flexible Rate for each Rate Period as provided below. The amount of interest due on any Interest Payment Date shall be the amount of unpaid interest accrued on this bond through the day preceding such Interest Payment Date or, if such Interest Payment Date is not a Business Day, through the day preceding the first Business Day succeeding such Interest Payment Date.

This bond is one of a series of Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Taxable Series E) (the "Bonds") in the aggregate principal amount of $114,500,000 issued under New Hampshire RSA Chapter 162-I (the "Act"). The proceeds of the Bonds are being loaned to Public Service Company of New Hampshire (the "Company"), a New Hampshire corporation, pursuant to a Series E Loan and Trust Agreement (the "Agreement") dated as of May 1, 1991 among the Company, the Authority and State Street Bank and Trust Company, as Trustee (the "Trustee") to finance certain costs associated with the Company's ownership interest in air or water pollution control and sewage or solid waste disposal facilities installed for use by Unit No. 1 at the nuclear electric generating station (the "Station") in Seabrook, New Hampshire (the "Project Facilities"). Pursuant to the Agreement, the Company has unconditionally agreed to repay such loan in the amounts and at the times necessary to pay the principal of, premium, if any, and interest on the Bonds when due. To evidence and secure such loan and the Company's reimbursement and certain other obligations under the Reimbursement Agreement (as defined below), the Company has issued and delivered to the Trustee its First Mortgage Bonds, Series G (the "Series G First Mortgage Bonds") issued under the First Mortgage Indenture dated as of August 15, 1978, as amended, and the Tenth Supplemental Indenture thereto dated as of May 1, 1991 between the Company and First Fidelity Bank, National Association, New Jersey, as Trustee (as amended and supplemented from time to time, the "First Mortgage Bond Indenture") in an aggregate principal amount, and with an interest rate, maturity date and redemption provisions corresponding to those of the Bonds. As provided in the Agreement, payments of principal of, and premium, if any, and interest on the Series G First Mortgage Bonds shall, upon receipt by the Trustee, be deemed to constitute payments in corresponding amounts by the Company in respect of the Bonds. Reference is hereby made to the Agreement for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Company, the Authority, the Trustee, the Paying Agent, and the Bondowners, including the order of payments in the event of insufficient funds, the disposition of unclaimed moneys held by the Trustee and restrictions on the rights of owners of the Bonds to bring suit. The Agreement may be amended to the extent and in the manner provided therein. Copies of the Agreement are available for inspection at the corporate trust office of the Trustee.

The Purchase Price (as defined below) and principal of and interest on this bond while it is in the Flexible Mode is also payable from moneys drawn by the Paying Agent on an irrevocable letter of credit for the Bonds (together with any extensions and renewals thereof, the "Letter of Credit") issued by Citibank, N.A. in the initial aggregate stated amount of $121,014,000 pursuant to the terms of a Series E Letter of Credit and Reimbursement Agreement dated as of May 1, 1991 (the "Reimbursement Agreement") by and between the Company and Citibank, N.A. (together with any other issuer of a Credit Facility, the "Bank"). The Letter of Credit initially expires on the fourth anniversary of the DATE OF THIS BOND but may be terminated earlier upon the occurrence of certain events set forth in the Agreement and the Reimbursement Agreement or extended as provided in the Reimbursement Agreement. The Company may substitute the Letter of Credit in whole or in part with one or more new letters of credit (collectively with the Letter of Credit, a "Credit Facility") as provided in the Agreement and the Reimbursement Agreement. The Company may substitute a new Letter of Credit as provided in the Agreement.

Unless otherwise defined herein, capitalized terms used in this bond shall have the meaning given them in the Agreement. The following terms are defined as follows:

"Business Day" means a day (i) that is not a Sunday or legal holiday or a day on which banking institutions are authorized pursuant to law to close,
(ii) that is not a day on which the corporate trust office of the First Mortgage Bond Trustee is not open for business, (iii) that is a day on which banks are not required or authorized to close in New York, New York, and (iv) that is a day on which banking institutions in all of the cities in which the principal offices of the Trustee and the Paying Agent and, if applicable, the Remarketing Agent and the Bank are located are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

"Effective Date" means, with respect to a Bond in the Flexible, Weekly and Multiannual Modes, the date on which a new Rate Period for that Bond takes effect.

"Mode" means the period for and the manner in which the interest rates on the Bonds are set and includes the Flexible Mode, the Weekly Mode, the Multiannual Mode and the Fixed Rate Mode.

"Purchase Date" means, while this bond is in the Flexible Mode, the date on which this bond shall be required to be purchased pursuant to a mandatory tender in accordance with the provisions hereof.

"Rate Period" or "Period" means, when used with respect to any particular rate of interest for a Bond in the Flexible, Weekly or Multiannual Mode, the period during which such rate of interest determined for such Bond will remain in effect as described herein.

At the option of the Company and upon certain conditions provided for in the Agreement described below, all or a portion of the Bonds (a) may be converted or reconverted from time to time to or from the Weekly Mode or Multiannual Mode, which means that the Rate Period is, respectively, one week or one year or any multiple of one year, (b) may be converted or reconverted from time to time to or from the Flexible Mode, and will have Rate Periods of from one to 270 days as provided herein, or (c) may be converted to the Fixed Rate Mode; provided, however, that in the Multiannual Mode the first rate period occurring after conversion to such Mode may be shorter than the applicable multiple of one year as provided in the Agreement. While this bond is in the Flexible Mode, a new interest rate shall take effect on the date such Mode takes effect, and on the Effective Date of the next Flexible Rate Period, as defined herein, applicable to this bond.

While this bond is in the Flexible Mode, conversions to any other Mode may take place only on an Effective Date. Conversion of this bond to another Mode shall be subject to certain conditions set forth in the Agreement. In the event that the conditions for a proposed conversion to a new Mode are not met (i) such new Mode shall not take effect on the proposed conversion date, notwithstanding any prior notice to the Bondowners of such conversion and
(ii) this bond shall remain in the Flexible Mode with a Rate Period of one day. In no event shall the failure of this bond to be converted to another Mode be deemed to be a Default or an Event of Default under the Agreement as long as the Purchase Price (as defined below) is made available on the failed conversion date to owners of all Bonds that were to have been converted.

While Bonds bear interest at Flexible Rates, the interest rate for each particular Bond in the Flexible Mode will be determined by the Remarketing Agent and will remain in effect from and including the Effective Date of the Rate Period selected for that Bond by the Remarketing Agent through the last date thereof. While the Bonds are in the Flexible Mode, Bonds may have successive Rate Periods of any duration up to 270 days each and ending on a Business Day and any Bond may bear interest at a rate and for a period different from any other Bond.

In the event that the Remarketing Agent no longer determines, or fails to determine when required, any Rate Period or any Flexible Rate for any Bonds, or if for any reason such manner of determination shall be determined to be invalid or unenforceable, the Rate Period for any such Bond shall be deemed to be a Flexible Rate Period with a duration of one day and the Flexible Rate shall be determined as provided in the Agreement.

While this bond is in the Flexible Mode it is subject to mandatory tender for purchase on each applicable Effective Date at a price (the "Purchase Price") of par plus accrued interest to the Effective Date. THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES TO SELL AND SURRENDER THIS BOND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT AND, ON THE PURCHASE DATE, TO SURRENDER THIS BOND TO THE PAYING AGENT FOR PAYMENT OF THE PURCHASE PRICE. UPON DEPOSIT OF THE PURCHASE PRICE WITH THE PAYING AGENT ON THE PURCHASE DATE, THIS BOND SHALL BE DEEMED TENDERED FOR PURCHASE AND SHALL CEASE TO BE OUTSTANDING UNDER THE AGREEMENT, INTEREST HEREON SHALL CEASE TO ACCRUE AS OF THE PURCHASE DATE, AND THE REGISTERED OWNER HEREOF SHALL BE ENTITLED ONLY TO RECEIVE THE PURCHASE PRICE SO DEPOSITED WITH THE PAYING AGENT UPON SURRENDER OF THIS CERTIFICATE TO THE PAYING AGENT. The Purchase Price shall be paid on the Delivery Date, which shall be the Effective Date or any subsequent Business Day on which this bond is delivered to the Paying Agent. The Purchase Price of this bond shall be paid only upon surrender of this bond to the Paying Agent as provided herein. From and after the Effective Date, no further interest shall be payable to the REGISTERED OWNER during the preceding Rate Period, provided that there are sufficient funds available on the Effective Date to pay the Purchase Price.

Each determination and redetermination of the Flexible Rate shall be conclusive and binding on the Authority, the Trustee, the Paying Agent, the Bank, the Company and the Bondowners.

While this bond is in the Flexible Mode, interest shall be computed on the basis of actual days elapsed divided by 360. From and after the date on which this bond becomes due, any unpaid principal will bear interest at the then effective interest rate until paid or duly provided for.

While this bond is in the Flexible Mode, the principal of and interest on this bond due on the MATURITY DATE are payable when due by wire or bank transfer of immediately available funds within the continental United States to the REGISTERED OWNER hereof but only upon presentation and surrender of this bond at the offices of Security Pacific National Trust Company (New
York), New York, New York, as Paying Agent (with its successors in such capacity, the "Paying Agent"). While this bond is in the Flexible Mode, the Purchase Price of this bond (which includes accrued interest to the Purchase
Date) tendered for purchase is payable by wire or bank transfer within the continental United States from the Paying Agent to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. Payment of the Purchase Price of this bond to such owner shall be made on the Purchase Date if presentation and surrender of this bond is made prior to 11:00 A.M., New York City time, on the Purchase Date or on such later Business Day upon which presentation and surrender of this bond is made prior to 11:00 A.M., New York City time. The Purchase Price of this bond shall be paid in immediately available funds. Overdue interest on this bond, or interest on overdue principal while in the Flexible Mode is payable in immediately available funds by wire or bank transfer within the continental United States from the Paying Agent to the REGISTERED OWNER, determined as of the close of business on the applicable special record date as determined by the Trustee, at its address as shown on the registration books maintained by the Paying Agent. The special record date may be not more than thirty (30) days before the date set for payment. The Paying Agent will mail notice of a special record date to the Bondowners at least ten (10) days before the special record date. The Paying Agent will promptly certify to the Authority, the Trustee and the Remarketing Agent that it has mailed such notice to all Bondowners, and such certificate will be conclusive evidence that notice was given in the manner required hereby.

This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the office of the Paying Agent, upon surrender of this bond to the Paying Agent for cancellation. Upon the transfer, a new Bond or Bonds in authorized denominations of the same aggregate principal amount will be issued to the transferee at the same office. No transfer will be effective unless represented by such surrender and reissue. This bond may also be exchanged at the office of the Paying Agent for a new Bond or Bonds in authorized denominations of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the owner except for applicable taxes or other governmental charges, if any.

The Bonds are issuable only in fully registered form and while in the Flexible Mode shall be in denominations of $100,000 or any multiple of $1,000 in excess of $100,000.

The Authority, the Trustee, the Paying Agent and the Company may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

No director, officer, employee or agent of the Authority nor any person executing this bond (by facsimile signature or otherwise) shall be personally liable, either jointly or severally, hereon or be subject to any personal liability or accountability by reason of the issuance hereof.

This bond will not be valid until the Certificate of Authentication has been signed by the Trustee or its duly appointed agent for such purpose.

REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND ON THE BACK, WHICH HAVE THE SAME EFFECT AS IF SET FORTH HERE.

THE INDUSTRIAL DEVELOPMENT AUTHORITY
OF THE STATE OF NEW HAMPSHIRE

(Seal)                        By:
Title:

By:
Title:

Certificate of Authentication
This bond is one of the Bonds described in the Loan and Trust Agreement.

STATE STREET BANK AND TRUST
COMPANY, as Trustee

Date of Registration:
By:                           , or
Authorized Signature

By:  SECURITY PACIFIC NATIONAL TRUST
COMPANY (NEW YORK), as agent of the Trustee

By:
Authorized Signature


Assignment

For value received the undersigned sells, assigns and transfers this bond to
(Name and Address of Assignee)


Social Security or Other Identifying Number of Assignee
and irrevocably appoints                                attorney-in-fact to
transfer it on the books kept for registration of the bond, with full power of substitution.

NOTE: The signature to this assignment must correspond with the name as written on the face of the bond without alteration or enlargement or other change and must be guaranteed by a national bank, trust company or member firm of a national stock exchange.

Dated:

Signature Guaranteed:


Bank, Trust Company or Brokerage Firm

By:
     Authorized Signature

The following abbreviations, when used in the inscription on the face of this bond, shall be construed as though they were written out in full according to applicable law.

TEN COM - as tenants in common               UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entirety              Custodian
JT TEN  - as joint tenants with rights       (Cust)       (Minor)

of survivorship and not as
tenants in common
Act           (State)

Additional abbreviations may also be used though not set forth in the list above.


EXHIBIT D

FORM OF WEEKLY 1991 SERIES E BOND

$                                                      No. R-

ANY BONDHOLDER WHO FAILS TO DELIVER A BOND FOR PURCHASE AT THE TIMES AND AT THE PLACE REQUIRED HEREIN SHALL HAVE NO FURTHER RIGHTS HEREUNDER EXCEPT THE RIGHT TO RECEIVE THE PURCHASE PRICE HEREOF UPON PRESENTATION AND SURRENDER OF THIS BOND TO THE PAYING AGENT AS DESCRIBED HEREIN, AND SHALL HOLD THIS BOND AS AGENT FOR THE PAYING AGENT.

UNITED STATES OF AMERICA
STATE OF NEW HAMPSHIRE
THE INDUSTRIAL DEVELOPMENT AUTHORITY
OF THE STATE OF NEW HAMPSHIRE
Pollution Control Revenue Bond
(Public Service Company of New Hampshire
Project - 1991 Taxable Series E)

REGISTERED OWNER:

PRINCIPAL AMOUNT:                                         DOLLARS

INTEREST PAYMENT DATES:  (i) the first Business Day of each calendar month, and
(ii) the Maturity Date.

MATURITY DATE:  May 1, 2021
DATE OF THIS BOND:
(Date as of which Bonds of this
series were initially issued.)
MODE:  Weekly
CUSIP:

THIS BOND DOES NOT CONSTITUTE AN INDEBTEDNESS OF THE STATE OF NEW
HAMPSHIRE OR OF THE AUTHORITY EXCEPT TO THE EXTENT PERMITTED BY NEW HAMPSHIRE RSA CHAPTER 162-I. ALL AMOUNTS OWED HEREUNDER ARE PAYABLE ONLY FROM THE SOURCES PROVIDED IN THE LOAN AND TRUST AGREEMENT DESCRIBED BELOW, AND NO PUBLIC FUNDS MAY BE USED FOR THAT PURPOSE.

The Industrial Development Authority of the State of New Hampshire (the "Authority"), for value received, promises to pay to the REGISTERED OWNER, or registered assigns, but solely from the moneys to be provided under the Agreement mentioned below, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT on the MATURITY DATE, unless paid earlier as provided below, with interest from the most recent INTEREST PAYMENT DATE to which interest has been paid or duly provided for or, if no interest has been paid, from the DATE OF THIS BOND set forth above, until paid in full, at the rates set forth below, payable on each INTEREST PAYMENT DATE. Until conversion to the Flexible, Multiannual or Fixed Rate Mode as provided below, this bond shall bear interest at the Weekly Rate. The Weekly Rate for this bond shall be the rate of interest determined by the Remarketing Agent designated as provided in the Agreement (herein, with its successors, the "Remarketing Agent"), for each Rate Period, as defined below, to be the lowest rate which in its judgment, on the basis of prevailing financial market conditions, would permit the sale of the Bonds (as defined below) in the Weekly Mode at par plus accrued interest on and as of the Effective Date, as defined below, but not in excess of the Maximum Interest Rate. If this bond is converted to the Flexible, Multiannual or Fixed Rate Mode it shall bear interest at the Flexible, Multiannual or Fixed Rate, as the case may be, as defined in the Agreement. The Remarketing Agent shall determine the initial Weekly Rate on or before the date of issue in or of conversion to the Weekly Mode, which rate shall remain in effect as provided in the Agreement. Thereafter, the Remarketing Agent shall redetermine the Weekly Rate for each Rate Period as provided below. The amount of interest due on any INTEREST PAYMENT DATE shall be the amount of unpaid interest accrued on this bond through the day preceding such INTEREST PAYMENT DATE.

This bond is one of a series of Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Taxable Series E) (the "Bonds") in the aggregate principal amount of $114,500,000 issued under New Hampshire RSA Chapter 162-I (the "Act"). The proceeds of the Bonds are being loaned to Public Service Company of New Hampshire (the "Company"), a New Hampshire corporation, pursuant to a Series E Loan and Trust Agreement (the "Agreement") dated as of May 1, 1991 among the Company, the Authority and State Street Bank and Trust Company, as Trustee (the "Trustee") to finance certain costs associated with the Company's ownership interest in air or water pollution control and sewage or solid waste disposal facilities installed for use by Unit No. 1 at the nuclear electric generating station (the "Station") in Seabrook, New Hampshire (the "Project Facilities"). Pursuant to the Agreement, the Company has unconditionally agreed to repay such loan in the amounts and at the times necessary to pay the principal of, premium, if any, and interest on the Bonds when due. To evidence and secure such loan and the Company's reimbursement and certain other obligations under the Reimbursement Agreement (as defined below), the Company has issued and delivered to the Trustee its First Mortgage Bonds, Series G (the "Series G First Mortgage Bonds") issued under the First Mortgage Indenture dated as of August 15, 1978, as amended, and the Tenth Supplemental Indenture thereto dated as of May 1, 1991 between the Company and First Fidelity Bank, National Association, New Jersey, as Trustee (as amended and supplemented from time to time, the "First Mortgage Bond Indenture") in an aggregate principal amount, and with an interest rate, maturity date and redemption provisions corresponding to those of the Bonds. As provided in the Agreement, payments of principal of, and premium, if any, and interest on the Series G First Mortgage Bonds shall, upon receipt by the Trustee, be deemed to constitute payments in corresponding amounts by the Company in respect of the Bonds. Reference is hereby made to the Agreement for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Company, the Authority, the Trustee, the Paying Agent, and the Bondowners, including the order of payments in the event of insufficient funds, the disposition of unclaimed moneys held by the Trustee and restrictions on the rights of owners of the Bonds to bring suit. The Agreement may be amended to the extent and in the manner provided therein. Copies of the Agreement are available for inspection at the corporate trust office of the Trustee.

The Purchase Price (as defined below) and principal of and interest on this bond while it is in the Weekly Mode is also payable from moneys drawn by the Paying Agent on an irrevocable letter of credit for the Bonds (together with any extensions and renewals thereof, the "Letter of Credit") issued by pursuant to the terms of a Reimbursement Agreement dated as of (the "Reimbursement Agreement") by and between the Company and
               (together with any other issuer of a Credit Facility, the "Bank"). The Paying Agent may draw on the Letter of Credit presently in place for the payment of up to forty-five (45) days' interest for Bonds in the Weekly Mode. The Letter of Credit initially expires on
     ,      but may be terminated earlier upon the occurrence of certain events set forth in the Agreement and the Reimbursement Agreement or extended as provided in the Reimbursement Agreement. Unless the Letter of Credit is extended or renewed or a substitute letter of credit (collectively with the Letter of Credit, a "Credit Facility") is provided in accordance with the Agreement, the Bonds will become subject to mandatory purchase as described below. The Company may substitute a new Credit Facility as provided in the Agreement.

In case any Event of Default occurs and is continuing, the principal amount of this bond together with accrued interest may become or be declared immediately due and payable in the manner and with the effect provided in the Agreement.

Unless otherwise defined herein, capitalized terms used in this bond shall have the meaning given them in the Agreement. The following terms are defined as follows:

"Business Day" means a day (i) that is not a Sunday or legal holiday or a day on which banking institutions are authorized pursuant to law to close,
(ii) that is not a day on which the corporate trust office of the First Mortgage Bond Trustee is not open for business, (iii) that is a day on which banks are not required or authorized to close in New York, New York, and (iv) that is a day on which banking institutions in all of the cities in which the principal offices of the Trustee and the Paying Agent and, if applicable, the Remarketing Agent and the Bank are located are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

"Effective Date" means, with respect to a Bond in the Flexible, Weekly and Multiannual Modes, the date on which a new Rate Period for that Bond takes effect.

"Mode" means the period for and the manner in which the interest rates on the Bonds are set and includes the Flexible Mode, the Weekly Mode, the Multiannual Mode and the Fixed Rate Mode.

"Purchase Date" means, while this bond is in the Weekly Mode, the date on which this bond shall be required to be purchased pursuant to a mandatory or optional tender in accordance with the provisions hereof.

"Rate Period" or "Period" means, when used with respect to any particular rate of interest for a Bond in the Flexible, Weekly or Multiannual Mode, the period during which such rate of interest determined for such Bond will remain in effect as described herein. While this bond is in the Weekly Mode, a new interest rate shall take effect on the date such Mode takes effect and thereafter on each Wednesday.

At the option of the Company and upon certain conditions provided for in the Agreement described below, all or a portion of the Bonds (a) may be converted or reconverted from time to time to or from the Weekly Mode or Multiannual Mode, which means that the Rate Period is, respectively, one week or one year or any multiple of one year, (b) may be converted or reconverted from time to time to or from the Flexible Mode, and will have Rate Periods of from one to 270 days as provided herein, or (c) may be converted to the Fixed Rate Mode; provided, however, that in the Multiannual Mode the first rate period occurring after conversion to such Mode may be shorter than the applicable multiple of one year as provided in the Agreement.

While this bond is in the Weekly Mode, conversions to any other Mode may take place only on the first Business Day of any calendar month upon thirty
(30) days' prior written notice from the Paying Agent to the REGISTERED OWNER of this bond. Conversion of this bond to another Mode shall be subject to the conditions set forth in the Agreement. In the event that the conditions for a proposed conversion to a new Mode are not met (i) such new Mode shall not take effect on the proposed conversion date, notwithstanding any prior notice to the Bondowners of such conversion, (ii) this bond shall automatically convert to the Flexible Mode with a Rate Period of one day, and
(iii) this bond shall be subject to mandatory tender for purchase as provided below. In no event shall the failure of this bond to be converted to another Mode be deemed to be a Default or an Event of Default under the Agreement as long as the Purchase Price (as defined below) is made available on the failed conversion date to owners of all Bonds that were to have been converted.

When this bond is in the Weekly Mode, the Weekly Rate in effect for each Rate Period (the "Effective Rate" for such Period) shall be determined not later than the Business Day next preceding the Effective Date. If the Remarketing Agent fails to make such determination or fails to announce the Effective Rate as required with respect to any Bonds in the Weekly Mode, or if for any reason such manner of determination shall be determined to be invalid or unenforceable, the rate on such Bonds to take effect on that Effective Date shall be the Weekly Rate in effect on the day preceding such date. The Remarketing Agent shall announce the Effective Rate by telephone to the Paying Agent on the date of determination thereof, and shall promptly confirm such notice in writing. While this bond is in the Weekly Mode, any Bondowner may ascertain the Effective Rate at any time by contacting the Paying Agent or the Remarketing Agent.

Each determination and redetermination of the Weekly Rate shall be conclusive and binding on the Authority, the Trustee, the Paying Agent, the Bank, the Company and the Bondowners.

While this bond is in the Weekly Mode, interest shall be computed on the basis of a 365- or 366-day year, as appropriate, and actual days elapsed. From and after the date on which this bond becomes due, any unpaid principal will bear interest at the then effective interest rate until paid or duly provided for.

While this bond is in the Weekly Mode the principal of this bond is payable when due by wire or bank transfer of immediately available funds within the continental United States to the REGISTERED OWNER hereof but only upon presentation and surrender of this bond at the office of Security Pacific National Trust Company (New York) New York, New York, as Paying Agent, (with its successors in such capacity, the "Paying Agent"). Interest on this bond while in the Weekly Mode is payable in immediately available funds by wire or bank transfer within the continental United States from the Paying Agent to the REGISTERED OWNER, determined as of the close of business on the applicable record date, at its address as shown on the registration books maintained by the Paying Agent. The Purchase Price (as defined below) of Bonds tendered for purchase shall be paid as provided below.

The record date for payment of interest while this bond is in the Weekly
Mode is the Business Day preceding the date on which interest is to be paid. With respect to overdue interest or interest payable on redemption of this bond other than on an INTEREST PAYMENT DATE or interest on any overdue amount, the Trustee may establish a special record date. The special record date may be not more than thirty (30) days before the date set for payment. The Paying Agent will mail notice of a special record date to the Bondowners at least ten (10) days before the special record date. The Paying Agent will promptly certify to the Authority, the Trustee and the Remarketing Agent that it has mailed such notice to all Bondowners, and such certificate will be conclusive evidence that notice was given in the manner required hereby.

While this bond is in the Weekly Mode, the REGISTERED OWNER shall have the right to tender this bond for purchase in multiples of $100,000 at a price (the "Purchase Price") equal to 100% of the principal amount thereof, plus accrued interest, if any, to the Purchase Date, upon compliance with the conditions described below, provided that if the Purchase Date is an INTEREST PAYMENT DATE, accrued interest shall be paid separately, and not as part of the Purchase Price on such date. In order to exercise the right to tender, the REGISTERED OWNER must deliver to the Paying Agent a written irrevocable notice of tender substantially in the form of the Bondowner's Election Notice set forth hereon and satisfactory to the Paying Agent. While this bond is in the Weekly Mode, it will be purchased on the Business Day specified in such Bondowner's Election Notice, provided such date is at least seven calendar days after receipt by the Paying Agent of such notice. If the REGISTERED OWNER of this bond has elected to require purchase as provided above, the REGISTERED OWNER shall be deemed, by such election, to have agreed irrevocably to sell this bond to any purchaser determined in accordance with the provisions of the Agreement on the date fixed for purchase at the Purchase Price.

Tender of this bond will not be effective and this bond will not be purchased if at the time fixed for purchase an acceleration of the maturity of the Bonds shall have occurred and not have been annulled in accordance with the Agreement. Notice of tender of this bond is irrevocable. All notices of tender of Bonds shall be made to the Paying Agent at
                , New York, New York, or such other address specified in writing by the Paying Agent to the Bondowners. All deliveries of tendered bonds, including deliveries of Bonds subject to mandatory tender, shall be
made to the Paying Agent at               , New York, New York, Attention:
          , or such other address specified in writing by the Paying
Agent to the Bondowners.

This bond is subject to mandatory tender for purchase at the Purchase
Price (i) on the date of conversion or proposed conversion from one Mode to another Mode and (ii) on (a) the effective date of a substitute Credit Facility if such substitution would result in a withdrawal or reduction (excluding a withdrawal or reduction resulting from a change in Modes) of the rating of this bond, if any, by either Moody's or S&P or (b) a date that is not more than fifteen (15) or less than ten (10) days prior to the expiration or termination of the Credit Facility other than upon conversion to a new Mode. Notice of mandatory tender shall be given or caused to be given by the Trustee in writing to the REGISTERED OWNER at least thirty (30) days prior to the mandatory Purchase Date. THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES TO SELL AND SURRENDER THIS BOND AT SUCH PRICE TO ANY PURCHASER DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT IN THE EVENT OF SUCH MANDATORY TENDER AND, ON SUCH PURCHASE DATE, TO SURRENDER THIS BOND TO THE PAYING AGENT FOR PAYMENT OF THE PURCHASE PRICE. From and after the Purchase Date, no further interest on this bond shall be payable to the REGISTERED OWNER, provided that there are sufficient funds available on the Effective Date to pay the Purchase Price.

The Purchase Price of this bond shall be paid to the REGISTERED OWNER by the Paying Agent on the Delivery Date, which shall be the Purchase Date or any subsequent Business Day on which this bond is delivered to the Paying Agent. The Purchase Price of this bond shall be paid only upon surrender of this bond to the Paying Agent as provided herein. From and after the Purchase Date, no further interest on this bond shall be payable to the REGISTERED OWNER who gave notice of tender for purchase, provided that there are sufficient funds available on the Purchase Date to pay the Purchase Price. The Purchase Price of Bonds tendered for purchase is payable for Bonds in the Weekly Mode by wire or bank transfer within the continental United States in immediately available funds from the Paying Agent to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. If on any date this bond is subject to mandatory tender for purchase or is required to be purchased at the election of the REGISTERED OWNER, payment of the Purchase Price of this bond to such owner shall be made on the Purchase Date if presentation and surrender of this bond is made prior to 11:00 A.M., New York City time, on the Purchase Date or on such later Business Day upon which presentation and surrender of this bond is made prior to 11:00 A.M., New York City time.

Bonds in the Weekly Mode are subject to redemption in whole or in part at the direction of the Company on any INTEREST PAYMENT DATE at a redemption price of par plus accrued interest.

If less than all of the Outstanding Bonds are to be called for redemption, the Bonds (or portions thereof) to be redeemed shall be selected as provided in the Agreement with Bonds in the Weekly Mode being redeemed in units of $100,000.

In the event this bond is selected for redemption, notice will be mailed no more than forty-five (45) nor less than thirty (30) days prior to the redemption date to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. Failure to mail notice to the owner of any other Bond or any defect in the notice to such an owner shall not affect the redemption of this bond.

If this bond is of a denomination in excess of one hundred thousand dollars ($100,000), portions of the principal amount in the amount of one hundred thousand dollars ($100,000) or any multiple thereof may be redeemed. If less than all of the principal amount is to be redeemed, upon surrender of this bond to the Paying Agent, there will be issued to the REGISTERED OWNER, without charge, a new Bond or Bonds, at the option of the REGISTERED OWNER, for the unredeemed principal amount.

Notice of redemption having been duly mailed, this bond, or the portion called for redemption, will become due and payable on the redemption date at the applicable redemption price and, moneys for the redemption having been deposited with the Paying Agent, from and after the date fixed for redemption, interest on this bond (or such portion) will no longer accrue.

IN CERTAIN CIRCUMSTANCES SET OUT HEREIN, THIS BOND (OR PORTION HEREOF)
IS SUBJECT TO PURCHASE OR REDEMPTION, IN EACH CASE UPON NOTICE TO OR FROM THE OWNER HEREOF AS OF A DATE PRIOR TO SUCH PURCHASE OR REDEMPTION. IN EACH SUCH EVENT AND UPON DEPOSIT OF THE PURCHASE OR REDEMPTION PRICE WITH THE PAYING AGENT ON THE PURCHASE OR REDEMPTION DATE, AS THE CASE MAY BE, THIS BOND (OR PORTION HEREOF) SHALL CEASE TO BE OUTSTANDING UNDER THE AGREEMENT, INTEREST HEREON SHALL CEASE TO ACCRUE AS OF THE PURCHASE OR REDEMPTION DATE, AND THE REGISTERED OWNER HEREOF SHALL BE ENTITLED ONLY TO RECEIVE THE PURCHASE OR REDEMPTION PRICE SO DEPOSITED WITH THE PAYING AGENT UPON SURRENDER OF THIS CERTIFICATE TO THE PAYING AGENT.

This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the office of the Paying Agent, upon surrender of this bond to the Paying Agent for cancellation. Upon the transfer, a new Bond or Bonds in authorized denominations of the same aggregate principal amount will be issued to the transferee at the same office. No transfer will be effective unless represented by such surrender and reissue. This bond may also be exchanged at the office of the Paying Agent for a new Bond or Bonds in authorized denominations of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the owner except for applicable taxes or other governmental charges, if any. The Paying Agent will not be required to make an exchange or transfer of this bond (except in connection with any optional or mandatory tender of this bond) (i) if this bond (or any portion thereof) has been selected for redemption or (ii) during the fifteen (15) days preceding any date fixed for selection for redemption if this bond (or any portion thereof) is eligible to be selected for redemption.

The Bonds are issuable only in fully registered form and while in the Weekly Mode shall be in denominations of $100,000 or any multiple thereof.

The Authority, the Trustee, the Paying Agent and the Company may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

No director, officer, employee or agent of the Authority nor any person executing this bond (by facsimile signature or otherwise) shall be personally liable, either jointly or severally, hereon or be subject to any personal liability or accountability by reason of the issuance hereof.

This bond will not be valid until the Certificate of Authentication has been signed by the Trustee or its duly appointed agent for such purpose.

REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND ON THE BACK, WHICH HAVE THE SAME EFFECT AS IF SET FORTH HERE.

THE INDUSTRIAL DEVELOPMENT AUTHORITY
OF THE STATE OF NEW HAMPSHIRE

(Seal)                        By:
Title:

     By:
Title:

Certificate of Authentication

This bond is one of the Bonds described in the Loan and Trust Agreement.

STATE STREET BANK AND TRUST
COMPANY as Trustee

Date of Registration:                   By:                           , or

Authorized Signature

          By:  SECURITY PACIFIC NATIONAL TRUST
               COMPANY (NEW YORK), as agent of
               the Trustee

     By:
Authorized Signature


Assignment

For value received the undersigned sells, assigns and transfers this bond to

(Name and Address of Assignee)


Social Security or Other Identifying Number of Assignee
and irrevocably appoints                                     attorney-in-fact
to transfer it on the books kept for registration of the bond, with full power of substitution.

NOTE: The signature to this assignment must correspond with the name as written on the face of the bond without alteration or enlargement or other change and must be guaranteed by a national bank, trust company or member firm of a national stock exchange.

Dated:

Signature Guaranteed:

Bank, Trust Company or Brokerage Firm

By:
     Authorized Signature

The following abbreviations, when used in the inscription on the face of this bond, shall be construed as though they were written out in full according to applicable law.

TEN COM - as tenants in common               UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entirety              Custodian
JT TEN  - as joint tenants with rights       (Cust)        (Minor)

of survivorship and not as
                           tenants in common                Act
(State)

Additional abbreviations may also be used though not set forth in the list above.

The following is the Bondowner's Election Notice described herein:

BONDOWNER'S ELECTION NOTICE

The Industrial Development Authority of the State of New
Hampshire Pollution Control [Refunding] Revenue Bonds
(Public Service Company of New Hampshire Project - [Year]
[Tax-Exempt Refunding] [Taxable] Series    )

Principal               Principal Amount       Bond    Purchase
Amount      CUSIP     Tendered for Purchase   Numbers   Date


     The undersigned hereby certifies that it is the registered owner of the Bonds described above (the "Tendered Bonds"), all of which are in the Weekly Mode, and hereby agrees that the delivery of this instrument of transfer to the Paying Agent constitutes an irrevocable offer to sell the Tendered Bonds to the Company or its designee on the Purchase Date, which shall be a Business Day at least seven (7) calendar days following delivery of this instrument, at a purchase price equal to the unpaid principal balance thereof plus accrued and unpaid interest thereon to the Purchase Date (the "Purchase Price"). The undersigned acknowledges and agrees that this election notice is irrevocable and that the undersigned will have no further rights with respect to the Tendered Bonds except payment, upon presentation and surrender of the Tendered Bonds, of the Purchase Price by payment by wire or bank transfer within the continental United States from the Paying Agent to the undersigned at its address as shown on the registration books of the Paying Agent (i) on the Purchase Date if the Tendered Bonds shall have been surrendered to the Paying Agent prior to 11:00 A.M., New York City time, on the Purchase Date or (ii) on any Delivery Date subsequent to the Purchase Date on which Tendered Bonds are delivered to the Paying Agent by 11:00 A.M., New York City time.

Except as otherwise indicated herein and unless the context otherwise requires, the terms used herein shall have the meanings set forth in the Series E Loan and Trust Agreement dated as of May 1, 1991 relating to the Bonds.

Date:                                        Signature(s)




Street         City    State       Zip

IMPORTANT: The above signature(s) must correspond with the name(s) as set forth on the face of the Tendered Bond(s) with respect to which this Bondowner's Election Notice is being delivered without any change whatsoever. If this notice is signed by a person other than the registered owner of any Tendered Bond(s), the Tendered Bond(s) must be either endorsed on the Assignment appearing on each Bond or accompanied by appropriate bond powers, in each case signed exactly as the name or names of the registered owner or owners appear on the bond register. The method of presenting this notice to the Paying Agent is the choice of the person making such presentation. If it is made by mail, it should be by registered mail with return receipt requested.

EXHIBIT E

FORM OF MULTIANNUAL 1991 SERIES E BOND

$                                                           No. R-

ANY BONDHOLDER WHO FAILS TO DELIVER A BOND FOR PURCHASE AT THE TIMES AND AT THE PLACE REQUIRED HEREIN SHALL HAVE NO FURTHER RIGHTS HEREUNDER EXCEPT THE RIGHT TO RECEIVE THE PURCHASE PRICE HEREOF UPON PRESENTATION AND SURRENDER OF THIS BOND TO THE PAYING AGENT AS DESCRIBED HEREIN, AND SHALL HOLD THIS BOND AS AGENT FOR THE PAYING AGENT.

UNITED STATES OF AMERICA
STATE OF NEW HAMPSHIRE
THE INDUSTRIAL DEVELOPMENT AUTHORITY
OF THE STATE OF NEW HAMPSHIRE
Pollution Control Revenue Bond
(Public Service Company of New Hampshire
Project - 1991 Taxable Series E)

REGISTERED OWNER:

PRINCIPAL AMOUNT:                                         DOLLARS
INTEREST PAYMENT DATES: (i) the first day of the sixth full calendar month after the Mode takes effect and the first day of each sixth calendar month thereafter, and (ii) the Maturity Date.

CURRENT EFFECTIVE DATE:
INTEREST RATE:
  (To Next Purchase Date)
NEXT PURCHASE DATE:
COMMENCEMENT DATE OF RATE PERIOD:
MATURITY DATE:  May 1, 2021
DATE OF THIS BOND:
(Date as of which Bonds of this
series were initially issued.)
MODE:  Multiannual
CUSIP:

THIS BOND DOES NOT CONSTITUTE AN INDEBTEDNESS OF THE STATE OF NEW
HAMPSHIRE OR OF THE AUTHORITY EXCEPT TO THE EXTENT PERMITTED BY NEW HAMPSHIRE RSA CHAPTER 162-I. ALL AMOUNTS OWED HEREUNDER ARE PAYABLE ONLY FROM THE SOURCES PROVIDED IN THE LOAN AND TRUST AGREEMENT DESCRIBED BELOW, AND NO PUBLIC FUNDS MAY BE USED FOR THAT PURPOSE.

The Industrial Development Authority of the State of New Hampshire (the "Authority"), for value received, promises to pay to the REGISTERED OWNER, or registered assigns, but solely from the moneys to be provided under the Agreement mentioned below, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT on the MATURITY DATE, unless paid earlier as provided below, with interest from the most recent INTEREST PAYMENT DATE to which interest has been paid or duly provided for or, if no interest has been paid, from the DATE OF THIS BOND set forth above, until paid in full, at the rates set forth below, payable on each INTEREST PAYMENT DATE. Until conversion to the Flexible, Weekly or Fixed Rate as provided below, this bond shall bear interest at the Multiannual Rate. The Multiannual Rate shall be the rate of interest determined by the Remarketing Agent designated as provided in the Agreement (herein, with its successors, the "Remarketing Agent"), for each Rate Period, as defined below, to be the lowest rate which in its judgment, on the basis of prevailing financial market conditions, would permit the sale of the Bonds (as defined below) with the same Rate Period at par plus accrued interest on and as of the Effective Date, as defined below, but if the Bonds are supported by a Credit Facility (as defined below) not in excess of the Maximum Interest Rate. If this bond is converted to the Flexible, Weekly, or Fixed Rate Mode it shall bear interest at the Flexible, Weekly or Fixed Rate, as the case may be, as defined in the Agreement. The Remarketing Agent shall determine the initial Multiannual Rate on or before the date of issue in or of conversion to the Multiannual Mode, which rate shall remain in effect as provided in the Agreement. Thereafter, the Remarketing Agent shall redetermine the Multiannual Rate for each Rate Period as provided below. If any payment, redemption or maturity date for principal, premium or interest shall not be a Business Day, then the payment thereof may be made on the next succeeding Business Day with the same force and effect as if made on the specified payment date and no interest shall accrue for the period after the specified payment date.

This bond is one of a series of Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Taxable Series E) (the "Bonds") in the aggregate principal amount of $114,500,000 issued under New Hampshire RSA Chapter 162-I (the "Act"). The proceeds of the Bonds are being loaned to Public Service Company of New Hampshire (the "Company"), a New Hampshire corporation, pursuant to a Series E Loan and Trust Agreement (the "Agreement") dated as of May 1, 1991 among the Company, the Authority and State Street Bank and Trust Company, as Trustee (the "Trustee") to finance certain costs associated with the Company's ownership interest in air or water pollution control and sewage or solid waste disposal facilities installed for use by Unit No. 1 at the nuclear electric generating station (the "Station") in Seabrook, New Hampshire (the "Project Facilities"). Pursuant to the Agreement, the Company has unconditionally agreed to repay such loan in the amounts and at the times necessary to pay the principal of, premium, if any, and interest on the Bonds when due. To evidence and secure such loan and the Company's reimbursement and certain other obligations, if any, under the Reimbursement Agreement, (as defined [below] [in the Agreement]), the Company has issued and delivered to the Trustee its First Mortgage Bonds, Series G (the "Series G First Mortgage Bonds") issued under the First Mortgage Indenture dated as of August 15, 1978, as amended, and the Tenth Supplemental Indenture thereto dated as of May 1, 1991 between the Company and First Fidelity Bank, National Association, New Jersey, as Trustee (as amended and supplemented from time to time, the "First Mortgage Bond Indenture") in an aggregate principal amount, and with an interest rate, maturity date and redemption provisions corresponding to those of the Bonds. As provided in the Agreement, payments of principal of, and premium, if any, and interest on the Series G First Mortgage Bonds shall, upon receipt by the Trustee, be deemed to constitute payments in corresponding amounts by the Company in respect of the Bonds. Reference is hereby made to the Agreement for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Company, the Authority, the Trustee, the Paying Agent, and the Bondowners, including the order of payments in the event of insufficient funds, the disposition of unclaimed moneys held by the Trustee and restrictions on the rights of owners of the Bonds to bring suit. The Agreement may be amended to the extent and in the manner provided therein. Copies of the Agreement are available for inspection at the corporate trust office of the Trustee.

[Modify as appropriate; delete if bond is not supported by a Credit
Facility: The Purchase Price (as defined below) and principal of, premium, if any, and interest on this bond while it is in the Multiannual Mode is also payable from moneys drawn by the Paying Agent on an irrevocable letter of credit for the Bonds (together with any extensions and renewals thereof, the
"Letter of Credit") issued by                        pursuant to the terms of
a Reimbursement Agreement dated as of             ,    (the "Reimbursement
Agreement") by and between the Company and                 (together with any
other issuer of a Credit Facility, the "Bank"). The Paying Agent may draw on the Letter of Credit presently in place for the payment of up to 190 days' interest for Bonds in the Multiannual Mode. The Letter of Credit initially
expires on           ,  but may be terminated earlier upon the occurrence of
certain events set forth in the Agreement and the Reimbursement Agreement or extended as provided in the Reimbursement Agreement. Unless the Letter of Credit is extended or renewed or a substitute letter of credit (collectively with the Letter of Credit, a "Credit Facility") is provided in accordance with the Agreement, the Bonds will become subject to mandatory purchase as described below. The Company may substitute a new Credit Facility as provided in the Agreement.]

In case any Event of Default occurs and is continuing, the principal amount of this bond together with accrued interest may become or be declared immediately due and payable in the manner and with the effect provided in the Agreement.

Unless otherwise defined herein, capitalized terms used in this bond shall have the meaning given them in the Agreement. The following terms are defined as follows:

"Business Day" means a day (i) that is not a Sunday or legal holiday or a day on which banking institutions are authorized pursuant to law to close,
(ii) that is not a day on which the corporate trust office of the First Mortgage Bond Trustee is not open for business, (iii) that is a day on which banks are not required or authorized to close in New York, New York, and (iv) that is a day on which banking institutions in all of the cities in which the principal offices of the Trustee and the Paying Agent and, if applicable, the Remarketing Agent and the Bank are located are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

"Effective Date" means, with respect to a Bond in the Flexible, Weekly and Multiannual Modes, the date on which a new Rate Period for that Bond takes effect.

"Mode" means the period for and the manner in which the interest rates on the Bonds are set and includes the Flexible Mode, the Weekly Mode, the Multiannual Mode and the Fixed Rate Mode.

"Purchase Date" means, while this bond is in a Multiannual Mode, the date on which this bond shall be required to be purchased pursuant to a mandatory tender in accordance with the provisions hereof.

"Rate Period" or "Period" means, when used with respect to any particular rate of interest for a Bond in the Flexible, Weekly or Multiannual Mode, the period during which such rate of interest determined for such Bond will remain in effect as described herein.

At the option of the Company and upon certain conditions provided for in the Agreement described below, all or a portion of the Bonds (a) may be converted or reconverted from time to time to or from the Weekly Mode or Multiannual Mode, which means that the Rate Period is, respectively, one week or one year or any multiple of one year, (b) may be converted or reconverted from time to time to or from the Flexible Mode, and will have Rate Periods of from one to 270 days as provided herein, or (c) may be converted to the Fixed Rate Mode; provided, however, that in the Multiannual Mode the first rate period occurring after conversion to such Mode may be shorter or longer than the applicable multiple of one year as provided in the Agreement. While this bond is in the Multiannual Mode, a new interest rate shall take effect on the date such Mode takes effect and thereafter on the INTEREST PAYMENT DATE ending the Rate Period designated by the Company.

While this bond is in the Multiannual Mode, conversions to any other
Mode, or conversions to new Rate Periods of the same or different lengths while in the Multiannual Mode, may take place only on a date which would have been an Effective Date for this bond, or if conversion is to the Flexible or Weekly Mode and such day is not a Business Day, the first Business Day thereafter. Conversion of this bond to another Mode, or to a new Rate Period in the Multiannual Mode of the same or a different length, shall be subject to the conditions set forth in the Agreement. In the event that the conditions for a proposed conversion to a new Mode, or to a new Rate Period in the Multiannual Mode of the same or different length, are not met (i) such new Mode or Rate Period shall not take effect on the proposed conversion date, notwithstanding any prior notice to the Bondowners of such conversion and (ii) this bond shall automatically convert to the Flexible Mode with a Rate Period of one day. In no event shall the failure of this bond to be converted to another Mode or Rate Period be deemed to be a Default or an Event of Default under the Agreement as long as the Purchase Price (as defined below) is made available on the failed conversion date to owners of all Bonds that were to have been converted.

When this bond is in any Multiannual Mode, the Multiannual Rate in effect for each Rate Period (the "Effective Rate" for such Period) shall be determined not later than two (2) Business Days prior to the Effective Date. If the Remarketing Agent fails to make such determination or fails to announce the Effective Rate as required with respect to any Bonds in the Multiannual Mode, or if for any reason such manner of determination shall be determined to be invalid or unenforceable, the rate to take effect on any Effective Date shall be automatically converted to the Flexible Mode with a Rate Period of one day. The Remarketing Agent shall announce the Effective Rate by telephone to the Paying Agent on the date of determination thereof, and shall promptly confirm such notice in writing.

Each determination and redetermination of the Multiannual Rate shall be conclusive and binding on the Authority, the Trustee, the Paying Agent, the Company, the Bondowners and, if applicable, the Bank.

While this bond is in the Multiannual Mode, interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. From and after the date on which this bond becomes due, any unpaid principal will bear interest at the then effective interest rate until paid or duly provided for.

While this bond is in the Multiannual Mode, the principal of and premium, if any, on this bond are payable when due by check or draft in clearinghouse funds to the REGISTERED OWNER hereof but only upon presentation and surrender of this bond at the office of Security Pacific National Trust Company (New York), New York, New York, as Paying Agent, (with its successors in such capacity, the "Paying Agent"). Interest on this bond while in the Multiannual Mode is payable by check or draft in clearinghouse funds mailed on the applicable payment date by the Paying Agent to the REGISTERED OWNER, determined as of the close of business on the applicable record date, at its address as shown on the registration books. The Purchase Price (as defined below) of Bonds tendered for purchase shall be paid as provided below.

The record date for payment of interest while this bond is in the Multiannual Mode is the fifteenth day of the month immediately preceding the date on which the interest is to be paid, provided that with respect to overdue interest or interest payable on redemption of this bond other than on an INTEREST PAYMENT DATE or interest on any overdue amount, the Trustee may establish a special record date. The special record date may be not more than thirty (30) days before the date set for payment. The Paying Agent will mail notice of a special record date to the Bondowners at least ten (10) days before the special record date. The Paying Agent will promptly certify to the Authority, the Trustee and the Remarketing Agent that it has mailed such notice to all Bondowners, and such certificate will be conclusive evidence that notice was given in the manner required hereby.

While this bond is in the Multiannual Mode, this bond is subject to mandatory tender for purchase at a price (the "Purchase Price") equal to 100% of the principal amount thereof, plus accrued interest, if any, on each Effective Date. THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES TO SELL AND SURRENDER THIS BOND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT AND, ON THE PURCHASE DATE, TO SURRENDER THIS BOND TO THE PAYING AGENT FOR PAYMENT OF THE PURCHASE PRICE. UPON DEPOSIT OF THE PURCHASE PRICE WITH THE PAYING AGENT ON THE PURCHASE DATE, THIS BOND SHALL BE DEEMED TENDERED FOR PURCHASE AND SHALL CEASE TO BE OUTSTANDING UNDER THE AGREEMENT, INTEREST HEREON SHALL CEASE TO ACCRUE AS OF THE PURCHASE DATE, AND THE REGISTERED OWNER HEREOF SHALL BE ENTITLED ONLY TO RECEIVE THE PURCHASE PRICE SO DEPOSITED WITH THE PAYING AGENT UPON SURRENDER OF THIS CERTIFICATE TO THE PAYING AGENT. All deliveries of tendered Bonds, including deliveries of Bonds subject to mandatory tender, shall be made to the Paying Agent at
          , New York, New York, Attention:           , or such other
address specified in writing by the Paying Agent to the Bondowners.

The Purchase Price of this bond shall be paid to the REGISTERED OWNER by the Paying Agent on the Delivery Date, which shall be the Purchase Date or any subsequent Business Day on which this bond is delivered to the Paying Agent. The Purchase Price of this bond shall be paid only upon surrender of this bond to the Paying Agent as provided herein. From and after the Purchase Date, no further interest on this bond shall be payable to the REGISTERED OWNER who gave notice of tender for purchase, provided that there are sufficient funds available on the Purchase Date to pay the Purchase Price. The Purchase Price of Bonds tendered for purchase is payable for Bonds in the Multiannual Mode by check or draft in clearinghouse funds from the Paying Agent to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. If on any date this bond is subject to mandatory tender for purchase, payment of the Purchase Price of this bond to such owner shall be made on the Purchase Date if presentation and surrender of this bond is made prior to 11:00 A.M., New York City time, on the Purchase Date or on such later Business Day upon which presentation and surrender of this bond is made prior to 11:00 A.M., New York City time.

In the Multiannual Mode and after the expiration of the applicable No
Call Period (measured from the COMMENCEMENT DATE OF RATE PERIOD) set forth in the following schedule, the Bonds shall be subject to redemption at the direction of the Company in whole or in part at any time at the following redemption prices expressed as a percentage of the principal amount redeemed, plus interest accrued to the redemption date:

[No call periods and redemption prices are to be determined by the Company upon conversion to the Multiannual Mode or change of Rate Period within the Multiannual Mode, except that upon the issuance of a series of Tax-Exempt Refunding Bonds all redemption terms for such series of Bonds shall be fixed.]

[1991 Series E Bonds:
Redemption

No Call Period                               Price

   years                   %, declining by   % on each succeeding anniversary
of the end of the No Call Period until reaching 100% and thereafter at 100%]

[Tax-Exempt Refunding Bonds:
Length of

Multiannual                                       Redemption
Rate Period                   No Call Period        Price

Greater than     years              years     %, declining by   % on
     each succeeding anniversary   of the end of the no call     period until
reaching 100%  and thereafter at 100%

Greater than    , but not           years     %, declining by greater      than
  years

      % on each succeeding    anniversary of the end
of the no call period until reaching 100% and thereafter at 100%

Greater than    , but not           years     %, declining by greater      than
  years

% on the next anniversary of the end of the no call period and thereafter at
100%

Greater than    , but not           years     %, declining greater than
    years

     by    % on the next      anniversary of the end of     the no call period
and  thereafter at 100%

Greater than ___, but not           years     %, declining greater than
years

     by        % on the next  anniversary of the end of
the no call period and thereafter at 100%

Greater than    , but not            year    100%
greater than     years

1 year or less                Bonds not subject to
optional redemption
until commencement of
next Rate Period.]

In addition, at the option of the Company, the Bonds in the Multiannual
Mode are subject to redemption prior to maturity as a whole at any time at 100% of the principal amount thereof, plus accrued interest to the redemption date, within nine (9) months of the occurrence of certain extraordinary events consisting of (a) damage or destruction, or loss of title by eminent domain, to the Station or the Project Facilities, (b) changes in law affecting the enforceability of the Agreement or imposing unreasonable burdens or excessive liabilities on the Company relating to the Station or the Project Facilities or their operation, (c) the enjoining or prohibiting of the operation of the Station or the Project Facilities, or (d) changes in the economic availability of fuel, materials, supplies, labor, equipment or other properties or things rendering the continued operation of the Station uneconomical, all as more fully described in the Agreement. The Company's right to direct the redemption of the Bonds in the Multiannual Mode upon the occurrence of any event listed above shall expire six (6) months after such event occurs.

If less than all of the outstanding Bonds are to be called for redemption, the Bonds (or portions thereof) to be redeemed shall be selected as provided in the Agreement with Bonds in the Multiannual Mode being redeemed in units of $5,000.

In the event this bond is selected for redemption, notice will be mailed no more than forty-five (45) nor less than thirty (30) days prior to the redemption date to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. Failure to mail notice to the owner of any other Bond or any defect in the notice to such an owner shall not affect the redemption of this bond.

If this bond is of a denomination in excess of five thousand dollars ($5,000), portions of the principal amount in the amount of five thousand dollars ($5,000) or any multiple thereof may be redeemed. If less than all of the principal amount is to be redeemed, upon surrender of this bond to the Paying Agent, there will be issued to the REGISTERED OWNER, without charge, a new Bond or Bonds, at the option of the REGISTERED OWNER, for the unredeemed principal amount.

Notice of redemption having been duly mailed, this bond, or the portion called for redemption, will become due and payable on the redemption date at the applicable redemption price and, moneys for the redemption having been deposited with the Paying Agent, from and after the date fixed for redemption, interest on this bond (or such portion) will no longer accrue.

IN CERTAIN CIRCUMSTANCES SET OUT HEREIN, THIS BOND (OR PORTION HEREOF)
IS SUBJECT TO PURCHASE OR REDEMPTION. IN EACH SUCH EVENT AND UPON DEPOSIT OF THE PURCHASE OR REDEMPTION PRICE WITH THE PAYING AGENT ON THE PURCHASE OR REDEMPTION DATE, AS THE CASE MAY BE, THIS BOND (OR PORTION HEREOF) SHALL CEASE TO BE DEEMED TO BE OUTSTANDING UNDER THE AGREEMENT, INTEREST HEREON SHALL CEASE TO ACCRUE AS OF THE PURCHASE OR REDEMPTION DATE, AND THE REGISTERED OWNER HEREOF SHALL BE ENTITLED ONLY TO RECEIVE THE PURCHASE OR REDEMPTION PRICE SO DEPOSITED WITH THE PAYING AGENT ONLY UPON SURRENDER OF THIS CERTIFICATE TO THE PAYING AGENT.

This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the office of the Paying Agent, upon surrender of this bond to the Paying Agent for cancellation. Upon the transfer, a new Bond or Bonds in authorized denominations of the same aggregate principal amount will be issued to the transferee at the same office. No transfer will be effective unless represented by such surrender and reissue. This bond may also be exchanged at the office of the Paying Agent for a new Bond or Bonds in authorized denominations of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the owner except for applicable taxes or other governmental charges, if any. The Paying Agent will not be required to make an exchange or transfer of this bond (except in connection with any optional or mandatory tender of this bond) (i) if this bond (or any portion thereof) has been selected for redemption or (ii) during the fifteen (15) days preceding any date fixed for selection for redemption if this bond (or any portion thereof) is eligible to be selected for redemption.

The Bonds are issuable only in fully registered form in denominations of five thousand dollars ($5,000) or any multiple thereof.

The Authority, the Trustee, the Paying Agent and the Company may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

No director, officer, employee or agent of the Authority nor any person executing this bond (by facsimile signature or otherwise) shall be personally liable, either jointly or severally, hereon or be subject to any personal liability or accountability by reason of the issuance hereof.

This bond will not be valid until the Certificate of Authentication has been signed by the Trustee or its duly appointed agent for such purpose.

REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND ON THE BACK, WHICH HAVE THE SAME EFFECT AS IF SET FORTH HERE.

THE INDUSTRIAL DEVELOPMENT AUTHORITY
OF THE STATE OF NEW HAMPSHIRE

(Seal)                        By:
Title:

     By:
Title:

Certificate of Authentication

This bond is one of the Bonds described in the Loan and Trust Agreement.

STATE STREET BANK AND TRUST
COMPANY, as Trustee

Date of Registration:         By:                           , or

Authorized Signature


By:  SECURITY PACIFIC NATIONAL TRUST
COMPANY (NEW YORK), as agent of
the Trustee

By:
Authorized Signature


Assignment

For value received the undersigned sells, assigns and transfers this bond to

(Name and Address of Assignee)


Social Security or Other Identifying Number of Assignee
and irrevocably appoints                                attorney-in-fact to
transfer it on the books kept for registration of the bond, with full power of substitution.

NOTE: The signature to this assignment must correspond with the name as written on the face of the bond without alteration or enlargement or other change and must be guaranteed by a national bank, trust company or member firm of a national stock exchange.

Dated:
Signature Guaranteed:

Bank, Trust Company or Brokerage Firm

By:
Authorized Signature

The following abbreviations, when used in the inscription on the face of this bond, shall be construed as though they were written out in full according to applicable law.

TEN COM - as tenants in common               UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entirety               Custodian
JT TEN  - as joint tenants with rights       (Cust)           (Minor)
of survivorship and not as

               tenants in common             Act
(State)

Additional abbreviations may also be used though not set forth in the list above.

EXHIBIT F

FORM OF FIXED RATE 1991 SERIES E BOND

$                                                      No. R-

UNITED STATES OF AMERICA
STATE OF NEW HAMPSHIRE
THE INDUSTRIAL DEVELOPMENT AUTHORITY
OF THE STATE OF NEW HAMPSHIRE
Pollution Control Revenue Bond
(Public Service Company of New Hampshire
Project - 1991 Taxable Series E)

INTEREST RATE:                                         CUSIP:

MATURITY DATE:  May 1, 2021

DATE OF THIS BOND:
(Date as of which Bonds of this
series were initially issued.)

INTEREST PAYMENT DATES:  May 1 and November 1
(but not before
      ,     )

REGISTERED OWNER:

PRINCIPAL AMOUNT:                                      DOLLARS

THIS BOND DOES NOT CONSTITUTE AN INDEBTEDNESS OF THE STATE OF NEW
HAMPSHIRE OR OF THE AUTHORITY EXCEPT TO THE EXTENT PERMITTED BY NEW HAMPSHIRE RSA CHAPTER 162-I. ALL AMOUNTS OWED HEREUNDER ARE PAYABLE ONLY FROM THE SOURCES PROVIDED IN THE LOAN AND TRUST AGREEMENT DESCRIBED BELOW, AND NO PUBLIC FUNDS MAY BE USED FOR THAT PURPOSE.

The Industrial Development Authority of the State of New Hampshire (the "Authority"), for value received promises to pay to the REGISTERED OWNER, or registered assigns, but solely from the moneys to be provided under the Agreement mentioned below, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT on the MATURITY DATE, unless paid earlier as provided below, with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the most recent INTEREST PAYMENT DATE to which interest has been paid or duly provided for or, if no interest has been paid, from the DATE OF THIS BOND, at the INTEREST RATE per annum, payable semiannually on the INTEREST PAYMENT DATES, until the date on which this bond becomes due, whether at maturity or by acceleration or redemption. From and after that date, any unpaid principal will bear interest at the same rate until paid or duly provided for. The principal and premium, if any, of this bond is payable in clearinghouse funds
at the office of                             , as Paying Agent (with its
successors, the "Paying Agent"). Interest is payable by check or draft in clearinghouse funds mailed by the Paying Agent to the REGISTERED OWNER of this bond (or of one or more predecessor or successor Bonds (as defined below)), determined as of the close of business on the applicable record date, at its address as shown on the registration books maintained by the Paying Agent. If any payment, redemption or maturity date for principal, premium or interest shall be (i) a Sunday or a legal holiday, or (ii) a day on which banking institutions are authorized pursuant to law to close and on which the corporate trust office of the Trustee or the First Mortgage Bond Trustee is not open for business, then the payment thereof may be made on the next succeeding day not a day specified in (i) or (ii) with the same force and effect as if made on the specified payment date and no interest shall accrue for the period after the specified payment date.

The record date for payment of interest is the fifteenth day of the month preceding the date on which the interest is to be paid, provided that, with respect to overdue interest or interest payable on redemption of this bond other than on an INTEREST PAYMENT DATE or interest on any overdue amount, the Trustee (as defined below) may establish a special record date. The special record date may be not more than thirty (30) days before the date set for payment. The Paying Agent will mail notice of a special record date to the registered owners of the Bonds (the "Bondowners") at least ten (10) days before the special record date. The Paying Agent will promptly certify to the Authority and the Trustee that it has mailed such notice to all Bondowners, and such certificate will be conclusive evidence that such notice was given in the manner required hereby.

This bond is one of a series of Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Taxable Series E) (the "Bonds") in the aggregate principal amount of $114,500,000 issued under New Hampshire RSA Chapter 162-I (the "Act"). The proceeds of the Bonds are being loaned to Public Service Company of New Hampshire (the "Company"), a New Hampshire corporation, pursuant to a Series E Loan and Trust Agreement (the "Agreement") dated as of May 1, 1991 among the Company, the Authority and State Street Bank and Trust Company, as Trustee (the "Trustee") to finance certain costs associated with the Company's ownership interest in air or water pollution control and sewage or solid waste disposal facilities installed for use by Unit No. 1 at the nuclear electric generating station (the "Station") in Seabrook, New Hampshire (the "Project Facilities"). Pursuant to the Agreement, the Company has unconditionally agreed to repay such loan in the amounts and at the times necessary to pay the principal of, premium, if any, and interest on the Bonds when due. To evidence and secure such loan and the Company's reimbursement and certain other obligations, if any, under the Reimbursement Agreement (as defined in the Agreement), the Company has issued and delivered to the Trustee its First Mortgage Bonds, Series G (the "Series G First Mortgage Bonds") issued under the First Mortgage Indenture dated as of August 15, 1978, as amended, and the Tenth Supplemental Indenture thereto dated as of May 1, 1991 between the Company and First Fidelity Bank, National Association, New Jersey, as Trustee (as amended and supplemented from time to time, the "First Mortgage Bond Indenture") in an aggregate principal amount, and with an interest rate, maturity date and redemption provisions corresponding to those of the Bonds. As provided in the Agreement, payments of principal of, and premium, if any, and interest on the Series G First Mortgage Bonds shall, upon receipt by the Trustee, be deemed to constitute payments in corresponding amounts by the Company in respect of the Bonds. Reference is hereby made to the Agreement for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Company, the Authority, the Trustee, the Paying Agent, and the Bondowners, including the order of payments in the event of insufficient funds, the disposition of unclaimed moneys held by the Trustee and restrictions on the rights of owners of the Bonds to bring suit. The Agreement may be amended to the extent and in the manner provided therein. Copies of the Agreement are available for inspection at the corporate trust office of the Trustee.

In case any Event of Default (as defined in the Agreement) occurs and is continuing, the principal amount of this bond together with accrued interest may be declared due and payable in the manner and with the effect provided in the Agreement.

The Bonds are redeemable pursuant to the Agreement prior to maturity
beginning on          ,     , at the option of the Authority by direction of
the Company, as a whole or in part at any time, at the following prices expressed in percentages of their principal amount, plus accrued interest to the redemption date:

Period During Which Redeemed                      Redemption Price
%
[Table to be prepared upon Fixed Rate conversion. For Tax-Exempt Refunding Bonds, the table shall be based on redemption schedule established for the bond in the Multiannual Mode.]

In addition, at the option of the Company, this bond is subject to redemption prior to maturity at 100% of the principal amount thereof, plus accrued interest to the redemption date within nine (9) months of the occurrence of certain extraordinary events consisting of (a) damage or destruction, or loss of title by eminent domain, to the Station or the Project Facilities, (b) changes in law affecting the enforceability of the Agreement or imposing unreasonable burdens or excessive liabilities on the Company relating to the Station or the Project Facilities or their operation,
(c) the enjoining or prohibiting of the operation of the Station or the Project Facilities, or (d) changes in the economic availability of fuel, materials, supplies, labor, equipment or other properties or things rendering the continued operation of the Station uneconomical, all as more fully described in the Agreement. The Company's right to direct the redemption of this bond upon the occurrence of any event listed above shall expire six (6) months after such event occurs.

If less than all of the outstanding Bonds are to be called for redemption, the Bonds (or portions thereof) to be redeemed shall be selected as provided in the Agreement.

In the event this bond is selected for redemption, notice will be mailed no more than forty-five (45) nor less than thirty (30) days prior to the redemption date to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. Failure to mail notice to the owner of any other Bond or any defect in the notice to such an owner shall not affect the redemption of this bond.

If this bond is of a denomination in excess of five thousand dollars ($5,000), portions of the principal amount in the amount of five thousand dollars ($5,000) or any multiple thereof may be redeemed. If less than all of the principal amount is to be redeemed, upon surrender of this bond to the Paying Agent, there will be issued to the REGISTERED OWNER, without charge, a new Bond or Bonds, at the option of the REGISTERED OWNER, for the unredeemed principal amount.

Notice of redemption having been duly mailed, this bond, or the portion called for redemption, will become due and payable on the redemption date at the applicable redemption price and, moneys for the redemption having been deposited with the Paying Agent, from and after the date fixed for redemption, interest on this bond (or such portion) will no longer accrue.

This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the office of the Paying Agent, upon surrender of this Bond to the Paying Agent for cancellation. Upon the transfer, a new Bond or Bonds in authorized denominations of the same aggregate principal amount will be issued to the transferee at the same office. No transfer will be effective unless represented by such surrender and reissue. This bond may also be exchanged at the office of the Paying Agent for a new Bond or Bonds of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the holder except for applicable taxes or other governmental charges, if any. The Paying Agent will not be required to make an exchange or transfer of this bond during the fifteen (15) days preceding any date fixed for selection for redemption if this bond (or any part thereof) is eligible to be selected or has been selected for the redemption.

This bond is issuable only in fully registered form in the denominations of five thousand dollars ($5,000) or any multiple thereof.

The Authority, the Trustee, the Paying Agent and the Company may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

No director, officer, employee or agent of the Authority nor any person executing this bond (by facsimile signature or otherwise) shall be personally liable, either jointly or severally, hereon or be subject to any personal liability or accountability by reason of the issuance hereof.

This bond will not be valid until the Certificate of Authentication has been signed by the Trustee or its duly appointed agent for such purpose.

REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND ON THE BACK, WHICH HAVE THE SAME EFFECT AS IF SET FORTH HERE.

THE INDUSTRIAL DEVELOPMENT AUTHORITY
OF THE STATE OF NEW HAMPSHIRE

(Seal)
By:
Title:

By:
Title:

Certificate of Authentication

This bond is one of the Bonds described in the Loan and Trust Agreement.

STATE STREET BANK AND TRUST COMPANY
as Trustee

Date of Registration:              By:                                , or
Authorized Signature

By:                 , as agent of the Trustee

By:
Authorized Signature


Assignment

For value received the undersigned sells, assigns and transfers this bond to

(Name and Address of Assignee)


Social Security or Other Identifying Number of Assignee
and irrevocably appoints                           attorney-in-fact to
transfer it on the books kept for registration of the bond, with full power of substitution.

NOTE: The signature to this assignment must correspond with the name as written on the face of the bond without alteration or enlargement or other change and must be guaranteed by a national bank, trust company or member firm of a national stock exchange.

Dated:
Signature Guaranteed:

Bank, Trust Company or Brokerage Firm

By:
     Authorized Signature

The following abbreviations, when used in the inscription on the face of this bond, shall be construed as though they were written out in full according to applicable law.

TEN COM - as tenants in common               UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entirety              Custodian
JT TEN  - as joint tenants with rights       (Cust)        (Minor)
of survivorship and not as

               tenants in common             Act
(State)

Additional abbreviations may also be used though not set forth in the list above.

EXHIBIT G

FORM OF FLEXIBLE 1993 SERIES E BOND

$                                                           No. R-

ANY BONDOWNER WHO FAILS TO DELIVER A BOND FOR PURCHASE AT THE TIMES AND AT THE PLACE REQUIRED HEREIN SHALL HAVE NO FURTHER RIGHTS HEREUNDER EXCEPT THE RIGHT TO RECEIVE THE PURCHASE PRICE HEREOF UPON PRESENTATION AND SURRENDER OF THIS BOND TO THE PAYING AGENT AS DESCRIBED HEREIN, AND SHALL HOLD THIS BOND AS AGENT FOR THE PAYING AGENT.

UNITED STATES OF AMERICA
STATE OF NEW HAMPSHIRE
BUSINESS FINANCE AUTHORITY
OF THE STATE OF NEW HAMPSHIRE
Pollution Control Refunding Revenue Bond
(Public Service Company of New Hampshire
Project - 1993 Tax-Exempt Series E)

REGISTERED OWNER:

PRINCIPAL AMOUNT:                                      DOLLARS

INTEREST DUE:  $
   (on the Next Purchase Date)
INTEREST RATE:
   (to the Next Purchase Date)
NEXT PURCHASE DATE:
COMMENCEMENT DATE OF RATE PERIOD:
MATURITY DATE:  May 1, 2021
CUSIP:

DATE OF THIS BOND:
(Date as of which Bonds of this
series were initially issued.)

MODE:  Flexible

THIS BOND DOES NOT CONSTITUTE AN INDEBTEDNESS OF THE STATE OF NEW
HAMPSHIRE OR OF THE AUTHORITY EXCEPT TO THE EXTENT PERMITTED BY NEW HAMPSHIRE RSA CHAPTER 162-I. ALL AMOUNTS OWED HEREUNDER ARE PAYABLE ONLY FROM THE SOURCES PROVIDED IN THE LOAN AND TRUST AGREEMENT DESCRIBED BELOW, AND NO PUBLIC FUNDS MAY BE USED FOR THAT PURPOSE.

The Business Finance Authority of the State of New Hampshire (the "Authority"), for value received, promises to pay to the REGISTERED OWNER, or registered assigns, but solely from the moneys to be provided under the Agreement mentioned below, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT on the MATURITY DATE, unless paid earlier as provided below, with interest from the most recent Interest Payment Date, as defined below, to which interest has been paid or duly provided for or, if no interest has been paid, from the DATE OF THIS BOND set forth above, until paid in full, at the rates set forth below, payable on each Interest Payment Date. So long as this bond is in the Flexible Mode, interest shall be due on this bond on each Purchase Date (as defined below) and on the MATURITY DATE, and when this bond is in any other Mode interest shall be due on the dates provided in the Agreement (the "Interest Payment Dates"). Until conversion to the Weekly, Multiannual or Fixed Rate Mode as provided below, this bond shall bear interest at the Flexible Rate. The Flexible Rate for this bond shall be the rate of interest determined by the Remarketing Agent designated as provided in the Agreement (herein, with its successors, the "Remarketing Agent"), for each Rate Period, as defined below, to be the lowest rate which in its judgment, on the basis of prevailing financial market conditions, is necessary on and as of the Effective Date, as defined below, to remarket each Bond having such Rate Period in a secondary market transaction at a price equal to the principal amount thereof, but not in excess of the Maximum Interest Rate. If this bond is converted to the Weekly, Multiannual or Fixed Rate Mode it shall bear interest at the Weekly, Multiannual or Fixed Rate, as the case may be, as defined in the Agreement. The Remarketing Agent shall determine the initial Flexible Rate on or before the date of issue in or of conversion to the Flexible Mode, which rate shall remain in effect as provided in the Agreement. Thereafter, the Remarketing Agent shall redetermine the Flexible Rate for each Rate Period as provided below. The amount of interest due on any Interest Payment Date shall be the amount of unpaid interest accrued on this bond through the day preceding such Interest Payment Date or, if such Interest Payment Date is not a Business Day, through the day preceding the first Business Day succeeding such Interest Payment Date.

This bond is one of a series of Pollution Control Refunding Revenue
Bonds (Public Service Company of New Hampshire Project - 1993 Tax-Exempt Series E) (the "Bonds") in the aggregate principal amount of $44,800,000 issued under New Hampshire RSA Chapter 162-I (the "Act"). The proceeds of the Bonds are being loaned to Public Service Company of New Hampshire (the "Company"), a New Hampshire corporation, pursuant to a Series E Loan and Trust Agreement dated as of May 1, 1991, as supplemented and amended by a First Supplement dated as of December 1, 1993 (the "Agreement") among the Company, the Authority and State Street Bank and Trust Company, as Trustee (the "Trustee") to refund a like principal amount of the Authority's $114,500,000 Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Taxable Series E) (the "1991 Bonds"), which were originally issued to finance certain costs associated with the Company's ownership interest in air or water pollution control and sewage or solid waste disposal facilities installed for use by Unit No.1 at the nuclear electric generating station (the "Station") in Seabrook, New Hampshire (the "Project Facilities"). Pursuant to the Agreement, the Company has unconditionally agreed to repay such loan in the amounts and at the times necessary to pay the principal of, premium, if any, and interest on the Bonds when due. To evidence and secure such loan and the Company's reimbursement and certain other obligations under the Reimbursement Agreement (as defined below), the Company has issued and delivered to the Trustee its First Mortgage Bonds, Series G (the "Series G First Mortgage Bonds") issued under the First Mortgage Indenture dated as of August 15, 1978, as amended, and the Tenth Supplemental Indenture thereto dated as of May 1, 1991 between the Company and First Fidelity Bank, National Association, New Jersey, as Trustee (as amended and supplemented from time to time, the "First Mortgage Bond Indenture") in an aggregate principal amount, and with an interest rate, maturity date and redemption provisions corresponding to those of the Bonds and certain other bonds issued under the Agreement, including the 1991 Bonds. As provided in the Agreement, payments of principal of, and premium, if any, and interest on the Series G First Mortgage Bonds shall, upon receipt by the Trustee, be deemed to constitute payments in corresponding amounts by the Company in respect of the Bonds and certain other bonds issued under the Agreement, including the 1991 Bonds. Reference is hereby made to the Agreement for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Company, the Authority, the Trustee, the Paying Agent, and the Bondowners, including the order of payments in the event of insufficient funds, the disposition of unclaimed moneys held by the Trustee and restrictions on the rights of owners of the Bonds to bring suit. The Agreement may be amended to the extent and in the manner provided therein. Copies of the Agreement are available for inspection at the corporate trust office of the Trustee.

The Purchase Price (as defined below) and principal of and interest on this bond while it is in the Flexible Mode is also payable from moneys drawn by the Paying Agent on an irrevocable letter of credit for the Bonds and certain other bonds issued under the Agreement, including the 1991 Bonds (together with any extensions, amendments and renewals thereof, the "Letter
of Credit"), issued by              , pursuant to the terms of a
Reimbursement Agreement dated as of                  (the "Reimbursement
Agreement") by and between the Company and
 (together with any other issuer of a Credit Facility, the "Bank").  The
Letter of Credit initially expires on                  but may be terminated
earlier upon the occurrence of certain events set forth in the Agreement and the Reimbursement Agreement or extended as provided in the Reimbursement Agreement. The Company may substitute the Letter of Credit in whole or in part with one or more new letters of credit (collectively with the Letter of Credit, a "Credit Facility") as provided in the Agreement and the Reimbursement Agreement. The Company may substitute a new Credit Facility as provided in the Agreement.

Unless otherwise defined herein, capitalized terms used in this bond shall have the meaning given them in the Agreement. The following terms are defined as follows:

"Business Day" means a day (i) that is not a Sunday or legal holiday or a day on which banking institutions are authorized pursuant to law to close,
(ii) that is not a day on which the corporate trust office of the First Mortgage Bond Trustee is not open for business, (iii) that is a day on which banks are not required or authorized to close in New York, New York, and (iv) that is a day on which banking institutions in all of the cities in which the principal offices of the Trustee and the Paying Agent and, if applicable, the Remarketing Agent and the Bank are located are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

"Effective Date" means, with respect to a Bond in the Flexible, Weekly and Multiannual Modes, the date on which a new Rate Period for that Bond takes effect.

"Mode" means the period for and the manner in which the interest rates on the Bonds are set and includes the Flexible Mode, the Weekly Mode, the Multiannual Mode and the Fixed Rate Mode.

"Purchase Date" means, while this bond is in the Flexible Mode, the date on which this bond shall be required to be purchased pursuant to a mandatory tender in accordance with the provisions hereof.

"Rate Period" or "Period" means, when used with respect to any particular rate of interest for a Bond in the Flexible, Weekly or Multiannual Mode, the period during which such rate of interest determined for such Bond will remain in effect as described herein.

At the option of the Company and upon certain conditions provided for in the Agreement described below, all or a portion of the Bonds (a) may be converted or reconverted from time to time to or from the Weekly Mode or Multiannual Mode, which means that the Rate Period is, respectively, one week or one year or any multiple of one year, (b) may be converted or reconverted from time to time to or from the Flexible Mode, and will have Rate Periods of from one to 270 days as provided herein, or (c) may be converted to the Fixed Rate Mode; provided, however, that in the Multiannual Mode the first rate period occurring after conversion to such Mode may be shorter than the applicable multiple of one year as provided in the Agreement. While this bond is in the Flexible Mode, a new interest rate shall take effect on the date such Mode takes effect, and on the Effective Date of the next Flexible Rate Period, as defined herein, applicable to this bond.

While this bond is in the Flexible Mode, conversions to any other Mode may take place only on an Effective Date. Conversion of this bond to another Mode shall be subject to certain conditions set forth in the Agreement. In the event that the conditions for a proposed conversion to a new Mode are not met (i) such new Mode shall not take effect on the proposed conversion date, notwithstanding any prior notice to the Bondowners of such conversion and
(ii) this bond shall remain in the Flexible Mode with a Rate Period of one day. In no event shall the failure of this bond to be converted to another Mode be deemed to be a Default or an Event of Default under the Agreement as long as the Purchase Price (as defined below) is made available on the failed conversion date to owners of all Bonds that were to have been converted.

While Bonds bear interest at Flexible Rates, the interest rate for each particular Bond in the Flexible Mode will be determined by the Remarketing Agent and will remain in effect from and including the Effective Date of the Rate Period selected for that Bond by the Remarketing Agent through the last date thereof. While the Bonds are in the Flexible Mode, Bonds may have successive Rate Periods of any duration up to 270 days each and ending on a Business Day and any Bond may bear interest at a rate and for a period different from any other Bond.

In the event that the Remarketing Agent no longer determines, or fails to determine when required, any Rate Period or any Flexible Rate for any Bonds, or if for any reason such manner of determination shall be determined to be invalid or unenforceable, the Rate Period for any such Bond shall be deemed to be a Flexible Rate Period with a duration of one day and the Flexible Rate shall be determined as provided in the Agreement.

While this bond is in the Flexible Mode it is subject to mandatory tender for purchase on each applicable Effective Date at a price (the "Purchase Price") of par plus accrued interest to the Effective Date. THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES TO SELL AND SURRENDER THIS BOND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT AND, ON THE PURCHASE DATE, TO SURRENDER THIS BOND TO THE PAYING AGENT FOR PAYMENT OF THE PURCHASE PRICE. UPON DEPOSIT OF THE PURCHASE PRICE WITH THE PAYING AGENT ON THE PURCHASE DATE, THIS BOND SHALL BE DEEMED TENDERED FOR PURCHASE AND SHALL CEASE TO BE OUTSTANDING UNDER THE AGREEMENT, INTEREST HEREON SHALL CEASE TO ACCRUE AS OF THE PURCHASE DATE, AND THE REGISTERED OWNER HEREOF SHALL BE ENTITLED ONLY TO RECEIVE THE PURCHASE PRICE SO DEPOSITED WITH THE PAYING AGENT UPON SURRENDER OF THIS CERTIFICATE TO THE PAYING AGENT. The Purchase Price shall be paid on the Delivery Date, which shall be the Effective Date or any subsequent Business Day on which this bond is delivered to the Paying Agent. The Purchase Price of this bond shall be paid only upon surrender of this bond to the Paying Agent as provided herein. From and after the Effective Date, no further interest shall be payable to the REGISTERED OWNER during the preceding Rate Period, provided that there are sufficient funds available on the Effective Date to pay the Purchase Price.

Each determination and redetermination of the Flexible Rate shall be conclusive and binding on the Authority, the Trustee, the Paying Agent, the Bank, the Company and the Bondowners.

While this bond is in the Flexible Mode, interest shall be computed on the basis of actual days elapsed divided by 365 or 366, as appropriate. From and after the date on which this bond becomes due, any unpaid principal will bear interest at the then effective interest rate until paid or duly provided for.

While this bond is in the Flexible Mode, the principal of and interest on this bond due on the MATURITY DATE are payable when due by wire or bank transfer of immediately available funds within the continental United States to the REGISTERED OWNER hereof but only upon presentation and surrender of this bond at the offices of
                                                              ,
                ,                      , as Paying Agent (with its successors
in such capacity, the "Paying Agent"). While this bond is in the Flexible Mode, the Purchase Price of this bond (which includes accrued interest to the Purchase Date) tendered for purchase is payable by wire or bank transfer within the continental United States from the Paying Agent to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. Payment of the Purchase Price of this bond to such owner shall be made on the Purchase Date if presentation and surrender of this bond is made prior to 11:00 A.M., New York City time, on the Purchase Date or on such later Business Day upon which presentation and surrender of this bond is made prior to 11:00 A.M., New York City time. The Purchase Price of this bond shall be paid in immediately available funds. Overdue interest on this bond, or interest on overdue principal while in the Flexible Mode is payable in immediately available funds by wire or bank transfer within the continental United States from the Paying Agent to the REGISTERED OWNER, determined as of the close of business on the applicable special record date as determined by the Trustee, at its address as shown on the registration books maintained by the Paying Agent. The special record date may be not more than thirty (30) days before the date set for payment. The Paying Agent will mail notice of a special record date to the Bondowners at least ten (10) days before the special record date. The Paying Agent will promptly certify to the Authority, the Trustee and the Remarketing Agent that it has mailed such notice to all Bondowners, and such certificate will be conclusive evidence that notice was given in the manner required hereby.

The Bonds are subject to mandatory redemption at any time at a redemption price of 100% of the principal amount of the Bonds so redeemed plus accrued interest in the event (i) the Company delivers to the Trustee an opinion of nationally recognized bond counsel selected by the Company and reasonably satisfactory to the Trustee ("Bond Counsel") stating that interest on the Bonds is or will become includable in gross income of the owners thereof for federal income tax purposes, or (ii) it is finally determined by the Internal Revenue Service or a court of competent jurisdiction, as a result of (A) a proceeding in which the Company has participated or been given notice and an opportunity to participate, and, (B) either (1) a failure by the Company (or the Seabrook Transferee as defined in the Agreement) to observe any covenant or agreement undertaken in or pursuant to the Agreement, or the inaccuracy of any representation made by the Company (or the Seabrook Transferee) in or pursuant to the Agreement, or (2) the Seabrook Transfer (as defined in the Agreement), that interest payable on the Bonds is includable for federal income tax purposes in the gross income of any owner thereof (other than an owner which is a "substantial user" or a "related person" within the meaning of Section 147(a) of the Internal Revenue Code of 1986). Any determination under clause (ii) above will not be considered final for this purpose until the earliest of the conclusion of any appellate review, the denial of appellate review or the expiration of the period for seeking appellate review. Redemption under this paragraph shall be in whole unless not less than forty-five (45) days prior to the redemption date the Company delivers to the Trustee an opinion of Bond Counsel reasonably satisfactory to the Trustee to the effect that a redemption of less than all of the Bonds will preserve the tax-exempt status of interest on the remaining Bonds outstanding subsequent to such redemption. Except as provided in the next sentence, any such redemption shall be made on the 90th day after the date on which the opinion described in clause (i) is delivered or the determination described in clause (ii) becomes final or on such earlier date as the Company may designate by notice given to the Trustee at least forty-five (45) days prior to such designated date. Any Bond in the Flexible Mode that has a Purchase Date prior to the redemption date established for that Bond pursuant to the preceding sentence shall be redeemed on that Purchase Date. If such redemption shall occur in accordance with the terms of the Agreement, then such failure by the Company (or the Seabrook Transferee as described above) to observe such covenant or agreement, or the inaccuracy of any such representation will not, in and of itself, constitute a default thereunder.

If the Trustee receives written notice from any Bondowner stating that
(i) such Bondowner has been notified in writing by the Internal Revenue Service that it proposes to include the interest on the Bonds in the gross income of such owner for federal income tax purposes, or any other proceeding has been instituted against such owner which may lead to a like determination, and (ii) such owner will afford the Company the opportunity to participate at its own expense in the proceeding, either directly or in the name of such owner, until the conclusion of any appellate review, and the Trustee has examined such written notice and it appears to be accurate on its face, then the Trustee shall promptly give notice thereof to the Company, the Authority, and each Bondowner whose Bonds may be affected. The Trustee shall thereafter keep itself reasonably informed of the progress of any administrative proceedings or litigation relating to such notice. Under the Agreement the Company is required to give the Trustee written notice of such a final determination within forty-five (45) days of such final determination.

If the Purchase Date of this bond is after the redemption date, notice of redemption of this bond will be given by first class mail, postage prepaid, not more than forty-five (45) nor less than thirty (30) days prior to the redemption date to the REGISTERED OWNER at its registered address. Failure to mail notice to the owner of any other Bond or any defect in the notice to such other owner shall not affect the redemption of this bond.

This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the office of the Paying Agent, upon surrender of this bond to the Paying Agent for cancellation. Upon the transfer, a new Bond or Bonds in authorized denominations of the same aggregate principal amount will be issued to the transferee at the same office. No transfer will be effective unless represented by such surrender and reissue. This bond may also be exchanged at the office of the Paying Agent for a new Bond or Bonds in authorized denominations of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the owner except for applicable taxes or other governmental charges, if any.

The Bonds are issuable only in fully registered form and while in the Flexible Mode shall be in denominations of $100,000 or any multiple of $1,000 in excess of $100,000.

The Authority, the Trustee, the Paying Agent and the Company may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

No director, officer, employee or agent of the Authority nor any person executing this bond (by facsimile signature or otherwise) shall be personally liable, either jointly or severally, hereon or be subject to any personal liability or accountability by reason of the issuance hereof.

This bond will not be valid until the Certificate of Authentication has been signed by the Trustee or the Paying Agent.

REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND ON THE BACK, WHICH HAVE THE SAME EFFECT AS IF SET FORTH HERE.

BUSINESS FINANCE AUTHORITY
OF THE STATE OF NEW HAMPSHIRE

(Seal)                        By:
Title:

By:
Title:


Certificate of Authentication

This bond is one of the Bonds described in the Agreement.

STATE STREET BANK AND TRUST
COMPANY
as Trustee

Date of Registration:

By:                       , or
Authorized Signature

By:                       ,
as Paying Agent

By:
Authorized Signature


Assignment

For value received the undersigned sells, assigns and transfers this bond to

 (Name and Address of Assignee)

Social Security or Other Identifying Number of Assignee
and irrevocably appoints                   attorney-in-fact to transfer it on
the books kept for registration of the bond, with full power of substitution.

NOTE: The signature to this assignment must correspond with the name as written on the face of the bond without alteration or enlargement or other change and must be guaranteed by a Participant in a Recognized Signature Guaranty Medallion Program.

Dated:

Signature Guaranteed:

Participant in a Recognized
Signature Guaranty Medallion Program

By:
Authorized Signature

The following abbreviations, when used in the inscription on the face of this bond, shall be construed as though they were written out in full according to applicable law.

TEN COM   - as tenants in common             UNIF GIFT MIN ACT -
TEN ENT   - as tenants by the entirety            Custodian
JT TEN    - as joint tenants with rights     (Cust)        (Minor)
of survivorship and not as

tenants in common             Act
(State)

Additional abbreviations may also be used though not set forth in the list above.

EXHIBIT H

FORM OF WEEKLY 1993 SERIES E BOND

$                                                           No. R-

ANY BONDOWNER WHO FAILS TO DELIVER A BOND FOR PURCHASE AT THE TIMES AND AT THE PLACE REQUIRED HEREIN SHALL HAVE NO FURTHER RIGHTS HEREUNDER EXCEPT THE RIGHT TO RECEIVE THE PURCHASE PRICE HEREOF UPON PRESENTATION AND SURRENDER OF THIS BOND TO THE PAYING AGENT AS DESCRIBED HEREIN, AND SHALL HOLD THIS BOND AS AGENT FOR THE PAYING AGENT.

UNITED STATES OF AMERICA
STATE OF NEW HAMPSHIRE
BUSINESS FINANCE AUTHORITY
OF THE STATE OF NEW HAMPSHIRE
Pollution Control Refunding Revenue Bond
(Public Service Company of New Hampshire
Project - 1993 Tax-Exempt Series E)

REGISTERED OWNER:

PRINCIPAL AMOUNT:                                         DOLLARS

INTEREST PAYMENT DATES:

(i)  the first Business Day of each calendar month, and (ii) the Maturity
Date.

MATURITY DATE:  May 1, 2021

DATE OF THIS BOND:
(Date as of which Bonds of this
series were initially issued.)
MODE:  Weekly
CUSIP:

THIS BOND DOES NOT CONSTITUTE AN INDEBTEDNESS OF THE STATE OF NEW
HAMPSHIRE OR OF THE AUTHORITY EXCEPT TO THE EXTENT PERMITTED BY NEW HAMPSHIRE RSA CHAPTER 162-I. ALL AMOUNTS OWED HEREUNDER ARE PAYABLE ONLY FROM THE SOURCES PROVIDED IN THE LOAN AND TRUST AGREEMENT DESCRIBED BELOW, AND NO PUBLIC FUNDS MAY BE USED FOR THAT PURPOSE.

The Business Finance Authority of the State of New Hampshire (the "Authority"), for value received, promises to pay to the REGISTERED OWNER, or registered assigns, but solely from the moneys to be provided under the Agreement mentioned below, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT on the MATURITY DATE, unless paid earlier as provided below, with interest from the most recent INTEREST PAYMENT DATE to which interest has been paid or duly provided for or, if no interest has been paid, from the DATE OF THIS BOND set forth above, until paid in full, at the rates set forth below, payable on each INTEREST PAYMENT DATE. Until conversion to the Flexible, Multiannual or Fixed Rate Mode as provided below, this bond shall bear interest at the Weekly Rate. The Weekly Rate for this bond shall be the rate of interest determined by the Remarketing Agent designated as provided in the Agreement (herein, with its successors, the "Remarketing Agent"), for each Rate Period, as defined below, to be the lowest rate which in its judgment, on the basis of prevailing financial market conditions, would permit the sale of the Bonds (as defined below) in the Weekly Mode at par plus accrued interest on and as of the Effective Date, as defined below, but not in excess of the Maximum Interest Rate. If this bond is converted to the Flexible, Multiannual or Fixed Rate Mode it shall bear interest at the Flexible, Multiannual or Fixed Rate, as the case may be, as defined in the Agreement. The Remarketing Agent shall determine the initial Weekly Rate on or before the date of issue in or of conversion to the Weekly Mode, which rate shall remain in effect as provided in the Agreement. Thereafter, the Remarketing Agent shall redetermine the Weekly Rate for each Rate Period as provided below. The amount of interest due on any INTEREST PAYMENT DATE shall be the amount of unpaid interest accrued on this bond through the day preceding such INTEREST PAYMENT DATE.

This bond is one of a series of Pollution Control Refunding Revenue
Bonds (Public Service Company of New Hampshire Project - 1993 Tax-Exempt Series E) (the "Bonds") in the aggregate principal amount of $44,800,000 issued under New Hampshire RSA Chapter 162-I (the "Act"). The proceeds of the Bonds are being loaned to Public Service Company of New Hampshire (the "Company"), a New Hampshire corporation, pursuant to a Series E Loan and Trust Agreement dated as of May 1, 1991, as supplemented and amended by a First Supplement dated as of December 1, 1993 (the "Agreement") among the Company, the Authority and State Street Bank and Trust Company, as Trustee (the "Trustee") to refund a like principal amount of the Authority's $114,500,000 Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Taxable Series E) (the "1991 Bonds"), which were originally issued to finance certain costs associated with the Company's ownership interest in air or water pollution control and sewage or solid waste disposal facilities installed for use by Unit No. 1 at the nuclear electric generating station (the "Station") in Seabrook, New Hampshire (the "Project Facilities"). Pursuant to the Agreement, the Company has unconditionally agreed to repay such loan in the amounts and at the times necessary to pay the principal of, premium, if any, and interest on the Bonds when due. To evidence and secure such loan and the Company's reimbursement and certain other obligations under the Reimbursement Agreement (as defined below), the Company has issued and delivered to the Trustee its First Mortgage Bonds, Series G (the "Series G First Mortgage Bonds") issued under the First Mortgage Indenture dated as of August 15, 1978, as amended, and the Tenth Supplemental Indenture thereto dated as of May 1, 1991 between the Company and First Fidelity Bank, National Association, New Jersey, as Trustee (as amended and supplemented from time to time, the "First Mortgage Bond Indenture") in an aggregate principal amount, and with an interest rate, maturity date and redemption provisions corresponding to those of the Bonds and certain other bonds issued under the Agreement, including the 1991 Bonds. As provided in the Agreement, payments of principal of, and premium, if any, and interest on the Series G First Mortgage Bonds shall, upon receipt by the Trustee, be deemed to constitute payments in corresponding amounts by the Company in respect of the Bonds and certain other bonds issued under the Agreement, including the 1991 Bonds. Reference is hereby made to the Agreement for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Company, the Authority, the Trustee, the Paying Agent, and the Bondowners, including the order of payments in the event of insufficient funds, the disposition of unclaimed moneys held by the Trustee and restrictions on the rights of owners of the Bonds to bring suit. The Agreement may be amended to the extent and in the manner provided therein. Copies of the Agreement are available for inspection at the corporate trust office of the Trustee.

The Purchase Price (as defined below) and principal of and interest on this bond while it is in the Weekly Mode is also payable from moneys drawn by the Paying Agent on an irrevocable letter of credit for the Bonds and certain other bonds issued under the Agreement, including the 1991 Bonds (together with any extensions, amendments, and renewals thereof, the "Letter of Credit"), issued by Citibank, N.A. pursuant to the terms of a Series E Letter of Credit and Reimbursement Agreement dated as of May 1, 1991 (the "Reimbursement Agreement") by and among the Company, Citibank, N.A. (together with any other issuer of a Credit Facility, the "Bank") and the participating banks named therein. The Paying Agent may draw on the Letter of Credit presently in place for the payment of up to forty-five (45) days' interest for Bonds in the Weekly Mode. The Letter of Credit initially expires on May 16, 1995 but may be terminated earlier upon the occurrence of certain events set forth in the Agreement and the Reimbursement Agreement or extended as provided in the Reimbursement Agreement. Unless the Letter of Credit is extended or renewed or a substitute letter of credit (collectively with the Letter of Credit, a "Credit Facility") is provided in accordance with the Agreement, the Bonds will become subject to mandatory purchase as described below. The Company may substitute a new Credit Facility as provided in the Agreement.

In case any Event of Default occurs and is continuing, the principal amount of this bond together with accrued interest may become or be declared immediately due and payable in the manner and with the effect provided in the Agreement.

Unless otherwise defined herein, capitalized terms used in this bond shall have the meaning given them in the Agreement. The following terms are defined as follows:

"Business Day" means a day (i) that is not a Sunday or legal holiday or a day on which banking institutions are authorized pursuant to law to close,
(ii) that is not a day on which the corporate trust office of the First Mortgage Bond Trustee is not open for business, (iii) that is a day on which banks are not required or authorized to close in New York, New York, and (iv) that is a day on which banking institutions in all of the cities in which the principal offices of the Trustee and the Paying Agent and, if applicable, the Remarketing Agent and the Bank are located are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

"Effective Date" means, with respect to a Bond in the Flexible, Weekly and Multiannual Modes, the date on which a new Rate Period for that Bond takes effect.

"Mode" means the period for and the manner in which the interest rates on the Bonds are set and includes the Flexible Mode, the Weekly Mode, the Multiannual Mode and the Fixed Rate Mode.

"Purchase Date" means, while this bond is in the Weekly Mode, the date on which this bond shall be required to be purchased pursuant to a mandatory or optional tender in accordance with the provisions hereof.

"Rate Period" or "Period" means, when used with respect to any particular rate of interest for a Bond in the Flexible, Weekly or Multiannual Mode, the period during which such rate of interest determined for such Bond will remain in effect as described herein. While this bond is in the Weekly Mode, a new interest rate shall take effect on the date such Mode takes effect and thereafter on each Wednesday.

At the option of the Company and upon certain conditions provided for in the Agreement described below, all or a portion of the Bonds (a) may be converted or reconverted from time to time to or from the Weekly Mode or Multiannual Mode, which means that the Rate Period is, respectively, one week or one year or any multiple of one year, (b) may be converted or reconverted from time to time to or from the Flexible Mode, and will have Rate Periods of from one to 270 days as provided herein, or (c) may be converted to the Fixed Rate Mode; provided, however, that in the Multiannual Mode the first rate period occurring after conversion to such Mode may be shorter than the applicable multiple of one year as provided in the Agreement.

While this bond is in the Weekly Mode, conversions to any other Mode may take place only on the first Business Day of any calendar month upon thirty
(30) days' prior written notice from the Paying Agent to the REGISTERED OWNER of this bond. Conversion of this bond to another Mode shall be subject to the conditions set forth in the Agreement. In the event that the conditions for a proposed conversion to a new Mode are not met (i) such new Mode shall not take effect on the proposed conversion date, notwithstanding any prior notice to the Bondowners of such conversion, (ii) this bond shall automatically convert to the Flexible Mode with a Rate Period of one day, and
(iii) this bond shall be subject to mandatory tender for purchase as provided below. In no event shall the failure of this bond to be converted to another Mode be deemed to be a Default or an Event of Default under the Agreement as long as the Purchase Price (as defined below) is made available on the failed conversion date to owners of all Bonds that were to have been converted.

When this bond is in the Weekly Mode, the Weekly Rate in effect for each Rate Period (the "Effective Rate" for such Period) shall be determined not later than the Business Day next preceding the Effective Date. If the Remarketing Agent fails to make such determination or fails to announce the Effective Rate as required with respect to any Bonds in the Weekly Mode, or if for any reason such manner of determination shall be determined to be invalid or unenforceable, the rate on such Bonds to take effect on that Effective Date shall be the Weekly Rate in effect on the day preceding such date. The Remarketing Agent shall announce the Effective Rate by telephone to the Paying Agent on the date of determination thereof, and shall promptly confirm such notice in writing. While this bond is in the Weekly Mode, any Bondowner may ascertain the Effective Rate at any time by contacting the Paying Agent or the Remarketing Agent.

Each determination and redetermination of the Weekly Rate shall be conclusive and binding on the Authority, the Trustee, the Paying Agent, the Bank, the Company and the Bondowners.

While this bond is in the Weekly Mode, interest shall be computed on the basis of a 365- or 366-day year, as appropriate, and actual days elapsed. From and after the date on which this bond becomes due, any unpaid principal will bear interest at the then effective interest rate until paid or duly provided for.

While this bond is in the Weekly Mode the principal of this bond is payable when due by wire or bank transfer of immediately available funds within the continental United States to the REGISTERED OWNER hereof but only upon presentation and surrender of this bond at the office of BankAmerica National Trust Company, New York, New York, as Paying Agent, (with its successors in such capacity, the "Paying Agent"). Interest on this bond while in the Weekly Mode is payable in immediately available funds by wire or bank transfer within the continental United States from the Paying Agent to the REGISTERED OWNER, determined as of the close of business on the applicable record date, at its address as shown on the registration books maintained by the Paying Agent. The Purchase Price (as defined below) of Bonds tendered for purchase shall be paid as provided below.

The record date for payment of interest while this bond is in the Weekly
Mode is the Business Day preceding the date on which interest is to be paid. With respect to overdue interest or interest payable on redemption of this bond other than on an INTEREST PAYMENT DATE or interest on any overdue amount, the Trustee may establish a special record date. The special record date may be not more than thirty (30) days before the date set for payment. The Paying Agent will mail notice of a special record date to the Bondowners at least ten (10) days before the special record date. The Paying Agent will promptly certify to the Authority, the Trustee and the Remarketing Agent that it has mailed such notice to all Bondowners, and such certificate will be conclusive evidence that notice was given in the manner required hereby.

While this bond is in the Weekly Mode, the REGISTERED OWNER shall have the right to tender this bond for purchase in multiples of $100,000 at a price (the "Purchase Price") equal to 100% of the principal amount thereof, plus accrued interest, if any, to the Purchase Date, upon compliance with the conditions described below, provided that if the Purchase Date is an INTEREST PAYMENT DATE, accrued interest shall be paid separately, and not as part of the Purchase Price on such date. In order to exercise the right to tender, the REGISTERED OWNER must deliver to the Paying Agent a written irrevocable notice of tender substantially in the form of the Bondowner's Election Notice set forth hereon or such other form as may be satisfactory to the Paying Agent. While this bond is in the Weekly Mode, it will be purchased on the Business Day specified in such Bondowner's Election Notice, provided such date is at least seven calendar days after receipt by the Paying Agent of such notice. If the REGISTERED OWNER of this bond has elected to require purchase as provided above, the REGISTERED OWNER shall be deemed, by such election, to have agreed irrevocably to sell this bond to any purchaser determined in accordance with the provisions of the Agreement on the date fixed for purchase at the Purchase Price.

Tender of this bond will not be effective and this bond will not be purchased if at the time fixed for purchase an acceleration of the maturity of the Bonds shall have occurred and not have been annulled in accordance with the Agreement. Notice of tender of this bond is irrevocable. All notices of tender of Bonds shall be made to the Paying Agent at 2 Rector Street, New York, New York, or such other address specified in writing by the Paying Agent to the Bondowners. All deliveries of tendered Bonds, including deliveries of Bonds subject to mandatory tender, shall be made to the Paying Agent at 2 Rector Street, New York, New York, Attention: Corporate Trust Department, or such other address specified in writing by the Paying Agent to the Bondowners.

This bond is subject to mandatory tender for purchase at the Purchase
Price (i) on the date of conversion or proposed conversion from one Mode to another Mode and (ii) on (a) the effective date of a substitute Credit Facility unless the Trustee receives written evidence from Moody's (if this bond is rated by Moody's) and S&P (if this bond is rated by S&P) that such substitution will not result in a withdrawal or reduction (excluding a withdrawal or reduction resulting from a change in Modes) of the rating of this bond or (b) a date that is not more than fifteen (15) or less than ten
(10) days prior to the expiration or termination of the Credit Facility other than upon conversion to a new Mode. Notice of mandatory tender shall be given or caused to be given by the Paying Agent in writing to the REGISTERED OWNER at least thirty (30) days prior to the mandatory Purchase Date. THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES TO SELL AND SURRENDER THIS BOND AT SUCH PRICE TO ANY PURCHASER DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT IN THE EVENT OF SUCH MANDATORY TENDER AND, ON SUCH PURCHASE DATE, TO SURRENDER THIS BOND TO THE PAYING AGENT FOR PAYMENT OF THE PURCHASE PRICE. From and after the Purchase Date, no further interest on this bond shall be payable to the REGISTERED OWNER, provided that there are sufficient funds available on the Effective Date to pay the Purchase Price.

The Purchase Price of this bond shall be paid to the REGISTERED OWNER by the Paying Agent on the Delivery Date, which shall be the Purchase Date or any subsequent Business Day on which this bond is delivered to the Paying Agent. The Purchase Price of this bond shall be paid only upon surrender of this bond to the Paying Agent as provided herein. From and after the Purchase Date, no further interest on this bond shall be payable to the REGISTERED OWNER who gave notice of tender for purchase, provided that there are sufficient funds available on the Purchase Date to pay the Purchase Price. The Purchase Price of Bonds tendered for purchase is payable for Bonds in the Weekly Mode by wire or bank transfer within the continental United States in immediately available funds from the Paying Agent to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. If on any date this bond is subject to mandatory tender for purchase or is required to be purchased at the election of the REGISTERED OWNER, payment of the Purchase Price of this bond to such owner shall be made on the Purchase Date if presentation and surrender of this bond is made prior to 11:00 A.M., New York City time, on the Purchase Date or on such later Business Day upon which presentation and surrender of this bond is made prior to 11:00 A.M., New York City time.

Bonds in the Weekly Mode are subject to redemption in whole or in part at the direction of the Company on any INTEREST PAYMENT DATE at a redemption price of par plus accrued interest.

The Bonds are subject to mandatory redemption at any time at a redemption price of 100% of the principal amount of the Bonds so redeemed plus accrued interest in the event (i) the Company delivers to the Trustee an opinion of nationally recognized bond counsel selected by the Company and reasonably satisfactory to the Trustee ("Bond Counsel") stating that interest on the Bonds is or will become includable in gross income of the owners thereof for federal income tax purposes, or (ii) it is finally determined by the Internal Revenue Service or a court of competent jurisdiction, as a result of (A) a proceeding in which the Company has participated or been given notice and an opportunity to participate, and, (B) either (1) a failure by the Company (or the Seabrook Transferee as defined in the Agreement) to observe any covenant or agreement undertaken in or pursuant to the Agreement, or the inaccuracy of any representation made by the Company (or the Seabrook Transferee) in or pursuant to the Agreement, or (2) the Seabrook Transfer (as defined in the Agreement), that interest payable on the Bonds is includable for federal income tax purposes in the gross income of any owner thereof (other than an owner which is a "substantial user" or a "related person" within the meaning of Section 147(a) of the Internal Revenue Code of 1986). Any determination under clause (ii) above will not be considered final for this purpose until the earliest of the conclusion of any appellate review, the denial of appellate review or the expiration of the period for seeking appellate review. Redemption under this paragraph shall be in whole unless not less than forty-five (45) days prior to the redemption date the Company delivers to the Trustee an opinion of Bond Counsel reasonably satisfactory to the Trustee to the effect that a redemption of less than all of the Bonds will preserve the tax-exempt status of interest on the remaining Bonds outstanding subsequent to such redemption. Except as provided in the next sentence, any such redemption shall be made on the 90th day after the date on which the opinion described in clause (i) is delivered or the determination described in clause (ii) becomes final or on such earlier date as the Company may designate by notice given to the Trustee at least forty-five (45) days prior to such designated date. Any Bond in the Flexible Mode that has a Purchase Date prior to the redemption date established for that Bond pursuant to the preceding sentence shall be redeemed on that Purchase Date. If such redemption shall occur in accordance with the terms of the Agreement, then such failure by the Company (or the Seabrook Transferee as described above) to observe such covenant or agreement, or the inaccuracy of any such representation will not, in and of itself, constitute a default thereunder.

If the Trustee receives written notice from any Bondowner stating that
(i) such Bondowner has been notified in writing by the Internal Revenue Service that it proposes to include the interest on the Bonds in the gross income of such owner for federal income tax purposes, or any other proceeding has been instituted against such owner which may lead to a like determination, and (ii) such owner will afford the Company the opportunity to participate at its own expense in the proceeding, either directly or in the name of such owner, until the conclusion of any appellate review, and the Trustee has examined such written notice and it appears to be accurate on its face, then the Trustee shall promptly give notice thereof to the Company, the Authority, and each Bondowner whose Bonds may be affected. The Trustee shall thereafter keep itself reasonably informed of the progress of any administrative proceedings or litigation relating to such notice. Under the Agreement the Company is required to give the Trustee written notice of such a final determination within forty-five (45) days of such final determination.

If less than all of the Outstanding Bonds are to be called for redemption, the Bonds (or portions thereof) to be redeemed shall be selected as provided in the Agreement with Bonds in the Weekly Mode being redeemed in units of $100,000.

In the event this bond is selected for redemption, notice will be mailed no more than forty-five (45) nor less than thirty (30) days prior to the redemption date to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. Failure to mail notice to the owner of any other Bond or any defect in the notice to such an owner shall not affect the redemption of this bond.

If this bond is of a denomination in excess of one hundred thousand dollars ($100,000), portions of the principal amount in the amount of one hundred thousand dollars ($100,000) or any multiple thereof may be redeemed. If less than all of the principal amount is to be redeemed, upon surrender of this bond to the Paying Agent, there will be issued to the REGISTERED OWNER, without charge, a new Bond or Bonds, at the option of the REGISTERED OWNER, for the unredeemed principal amount.

Notice of redemption having been duly mailed, this bond, or the portion called for redemption, will become due and payable on the redemption date at the applicable redemption price and, moneys for the redemption having been deposited with the Paying Agent, from and after the date fixed for redemption, interest on this bond (or such portion) will no longer accrue.

IN CERTAIN CIRCUMSTANCES SET OUT HEREIN, THIS BOND (OR PORTION HEREOF)
IS SUBJECT TO PURCHASE OR REDEMPTION, IN EACH CASE UPON NOTICE TO OR FROM THE OWNER HEREOF AS OF A DATE PRIOR TO SUCH PURCHASE OR REDEMPTION. IN EACH SUCH EVENT AND UPON DEPOSIT OF THE PURCHASE OR REDEMPTION PRICE WITH THE PAYING AGENT ON THE PURCHASE OR REDEMPTION DATE, AS THE CASE MAY BE, THIS BOND (OR PORTION HEREOF) SHALL CEASE TO BE OUTSTANDING UNDER THE AGREEMENT, INTEREST HEREON SHALL CEASE TO ACCRUE AS OF THE PURCHASE OR REDEMPTION DATE, AND THE REGISTERED OWNER HEREOF SHALL BE ENTITLED ONLY TO RECEIVE THE PURCHASE OR REDEMPTION PRICE SO DEPOSITED WITH THE PAYING AGENT UPON SURRENDER OF THIS CERTIFICATE TO THE PAYING AGENT.

This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the office of the Paying Agent, upon surrender of this bond to the Paying Agent for cancellation. Upon the transfer, a new Bond or Bonds in authorized denominations of the same aggregate principal amount will be issued to the transferee at the same office. No transfer will be effective unless represented by such surrender and reissue. This bond may also be exchanged at the office of the Paying Agent for a new Bond or Bonds in authorized denominations of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the owner except for applicable taxes or other governmental charges, if any. The Paying Agent will not be required to make an exchange or transfer of this bond (except in connection with any optional or mandatory tender of this bond) (i) if this bond (or any portion thereof) has been selected for redemption or (ii) during the fifteen (15) days preceding any date fixed for selection for redemption if this bond (or any portion thereof) is eligible to be selected for redemption.

The Bonds are issuable only in fully registered form and while in the Weekly Mode shall be in denominations of $100,000 or any multiple thereof.

The Authority, the Trustee, the Paying Agent and the Company may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

No director, officer, employee or agent of the Authority nor any person executing this bond (by facsimile signature or otherwise) shall be personally liable, either jointly or severally, hereon or be subject to any personal liability or accountability by reason of the issuance hereof.

This bond will not be valid until the Certificate of Authentication has been signed by the Trustee or the Paying Agent.

REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND ON THE BACK, WHICH HAVE THE SAME EFFECT AS IF SET FORTH HERE.

BUSINESS FINANCE AUTHORITY
OF THE STATE OF NEW HAMPSHIRE

(Seal)                        By:
Title:

By:
Title:

Certificate of Authentication

This bond is one of the Bonds described in the Agreement.

STATE STREET BANK AND TRUST
COMPANY,
as Trustee

Date of Registration:                   By:                           , or
Authorized Signature


By:  BANKAMERICA NATIONAL TRUST COMPANY, as Paying Agent

By:
Authorized Signature


Assignment

For value received the undersigned sells, assigns and transfers this bond to

 (Name and Address of Assignee)

Social Security or Other Identifying Number of Assignee
and irrevocably appoints                     attorney-in-fact to transfer it
on the books kept for registration of the bond, with full power of substitution.

NOTE: The signature to this assignment must correspond with the name as written on the face of the bond without alteration or enlargement or other change and must be guaranteed by a Participant in a Recognized Signature Guaranty Medallion Program.

Dated:

Signature Guaranteed:

Participant in a Recognized
Signature Guaranty Medallion Program

By:                                 Authorized Signature

The following abbreviations, when used in the inscription on the face of this bond, shall be construed as though they were written out in full according to applicable law.

TEN COM   -    as tenants in common                    UNIF GIFT MIN ACT -
TEN ENT   -    as tenants by the entirety                  Custodian
JT TEN    -    as joint tenants with rights            (Cust)      (Minor)
of survivorship and not as
tenants in common
Act
(State)

Additional abbreviations may also be used though not set forth in the list above.

The following is the Bondowner's Election Notice described herein:

BONDOWNER'S ELECTION NOTICE

Business Finance Authority of the State of New
Hampshire Pollution Control Refunding Revenue Bonds
(Public Service Company of New Hampshire Project -
1993 Tax-Exempt Series E)

 Principal                  Principal Amount      Bond        Purchase
  Amount        CUSIP     Tendered for Purchase   Numbers       Date





The undersigned hereby certifies that it is the registered owner of the Bonds described above (the "Tendered Bonds"), all of which are in the Weekly Mode, and hereby agrees that the delivery of this instrument of transfer to the Paying Agent constitutes an irrevocable offer to sell the Tendered Bonds to the Company or its designee on the Purchase Date, which shall be a Business Day at least seven (7) calendar days following delivery of this instrument, at a purchase price equal to the unpaid principal balance thereof plus accrued and unpaid interest thereon to the Purchase Date (the "Purchase Price"). The undersigned acknowledges and agrees that this election notice is irrevocable and that the undersigned will have no further rights with respect to the Tendered Bonds except payment, upon presentation and surrender of the Tendered Bonds, of the Purchase Price by payment by wire or bank transfer within the continental United States from the Paying Agent to the undersigned at its address as shown on the registration books of the Paying Agent (i) on the Purchase Date if the Tendered Bonds shall have been surrendered to the Paying Agent prior to 11:00 A.M., New York City time, on the Purchase Date or (ii) on any Delivery Date subsequent to the Purchase Date on which Tendered Bonds are delivered to the Paying Agent by 11:00 A.M., New York City time, provided that for so long as the Bonds are in the Book-Entry Only System, physical surrender of the Bonds to the Paying Agent shall not be required and the Bonds shall be tendered pursuant to the procedures described in Subsection 303(g) of the First Supplement referred to below.

Except as otherwise indicated herein and unless the context otherwise requires, the terms used herein shall have the meanings set forth in the Series E Loan and Trust Agreement dated as of May 1, 1991 and in the First Supplement dated as of December 1, 1993 relating to the Bonds.

Date:                                        Signature(s)


Street         City      State      Zip

IMPORTANT: The above signature(s) must correspond with the name(s) as set forth on the face of the Tendered Bond(s) with respect to which this Bondowner's Election Notice is being delivered without any change whatsoever. If this notice is signed by a person other than the registered owner of any Tendered Bond(s), the Tendered Bond(s) must be either endorsed on the Assignment appearing on each Bond or accompanied by appropriate bond powers, in each case signed exactly as the name or names of the registered owner or owners appear on the bond register. The method of presenting this notice to the Paying Agent is the choice of the person making such presentation. If it is made by mail, it should be by registered mail with return receipt requested.

EXHIBIT I

FORM OF MULTIANNUAL 1993 SERIES E BOND

$                                                           No. R-

ANY BONDOWNER WHO FAILS TO DELIVER A BOND FOR PURCHASE AT THE TIMES AND AT THE PLACE REQUIRED HEREIN SHALL HAVE NO FURTHER RIGHTS HEREUNDER EXCEPT THE RIGHT TO RECEIVE THE PURCHASE PRICE HEREOF UPON PRESENTATION AND SURRENDER OF THIS BOND TO THE PAYING AGENT AS DESCRIBED HEREIN, AND SHALL HOLD THIS BOND AS AGENT FOR THE PAYING AGENT.

UNITED STATES OF AMERICA
STATE OF NEW HAMPSHIRE
BUSINESS FINANCE AUTHORITY
OF THE STATE OF NEW HAMPSHIRE
Pollution Control Refunding Revenue Bond
(Public Service Company of New Hampshire
Project - 1993 Tax-Exempt Series E)

REGISTERED OWNER:

PRINCIPAL AMOUNT:                                         DOLLARS

INTEREST PAYMENT DATES:       (i) the first day of the sixth full calendar
month after the Mode takes effect and the first day of each sixth calendar month thereafter, and (ii) the Maturity Date.

CURRENT EFFECTIVE DATE:

INTEREST RATE:
  (To Next Purchase Date)
NEXT PURCHASE DATE:
COMMENCEMENT DATE OF RATE PERIOD:
MATURITY DATE:  May 1, 2021
DATE OF THIS BOND:
(Date as of which Bonds of this
series were initially issued.)
MODE:  Multiannual
CUSIP:

THIS BOND DOES NOT CONSTITUTE AN INDEBTEDNESS OF THE STATE OF NEW
HAMPSHIRE OR OF THE AUTHORITY EXCEPT TO THE EXTENT PERMITTED BY NEW HAMPSHIRE RSA CHAPTER 162-I. ALL AMOUNTS OWED HEREUNDER ARE PAYABLE ONLY FROM THE SOURCES PROVIDED IN THE LOAN AND TRUST AGREEMENT DESCRIBED BELOW, AND NO PUBLIC FUNDS MAY BE USED FOR THAT PURPOSE.

The Business Finance Authority of the State of New Hampshire (the "Authority"), for value received, promises to pay to the REGISTERED OWNER, or registered assigns, but solely from the moneys to be provided under the Agreement mentioned below, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT on the MATURITY DATE, unless paid earlier as provided below, with interest from the most recent INTEREST PAYMENT DATE to which interest has been paid or duly provided for or, if no interest has been paid, from the DATE OF THIS BOND set forth above, until paid in full, at the rates set forth below, payable on each INTEREST PAYMENT DATE. Until conversion to the Flexible, Weekly or Fixed Rate as provided below, this bond shall bear interest at the Multiannual Rate. The Multiannual Rate shall be the rate of interest determined by the Remarketing Agent designated as provided in the Agreement (herein, with its successors, the "Remarketing Agent"), for each Rate Period, as defined below, to be the lowest rate which in its judgment, on the basis of prevailing financial market conditions, would permit the sale of the Bonds (as defined below) with the same Rate Period at par plus accrued interest on and as of the Effective Date, as defined below. If this bond is converted to the Flexible, Weekly, or Fixed Rate Mode it shall bear interest at the Flexible, Weekly or Fixed Rate, as the case may be, as defined in the Agreement. The Remarketing Agent shall determine the initial Multiannual Rate on or before the date of issue in or of conversion to the Multiannual Mode, which rate shall remain in effect as provided in the Agreement. Thereafter, the Remarketing Agent shall redetermine the Multiannual Rate for each Rate Period as provided below. If any payment, redemption or maturity date for principal, premium or interest shall not be a Business Day, then the payment thereof may be made on the next succeeding Business Day with the same force and effect as if made on the specified payment date and no interest shall accrue for the period after the specified payment date.

This bond is one of a series of Pollution Control Refunding Revenue
Bonds (Public Service Company of New Hampshire Project - 1993 Tax-Exempt Series E) (the "Bonds") in the aggregate principal amount of $44,800,000 issued under New Hampshire RSA Chapter 162-I (the "Act"). The proceeds of the Bonds are being loaned to Public Service Company of New Hampshire (the "Company"), a New Hampshire corporation, pursuant to a Series E Loan and Trust Agreement dated as of May 1, 1991, as supplemented and amended by a First Supplement dated as of December 1, 1993 (the "Agreement") among the Company, the Authority and State Street Bank and Trust Company, as Trustee (the "Trustee") to refund a like principal amount of the Authority's $114,500,000 Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Taxable Series E) (the "1991 Bonds"), which were originally issued to finance certain costs associated with the Company's ownership interest in air or water pollution control and sewage or solid waste disposal facilities installed for use by Unit No. 1 at the nuclear electric generating station (the "Station") in Seabrook, New Hampshire (the "Project Facilities"). Pursuant to the Agreement, the Company has unconditionally agreed to repay such loan in the amounts and at the times necessary to pay the principal of, premium, if any, and interest on the Bonds when due. To evidence and secure such loan and the Company's reimbursement and certain other obligations, if any, under the Reimbursement Agreement, (as defined in the Agreement), the Company has issued and delivered to the Trustee its First Mortgage Bonds, Series G (the "Series G First Mortgage Bonds") issued under the First Mortgage Indenture dated as of August 15, 1978, as amended, and the Tenth Supplemental Indenture thereto dated as of May 1, 1991 between the Company and First Fidelity Bank, National Association, New Jersey, as Trustee (as amended and supplemented from time to time, the "First Mortgage Bond Indenture") in an aggregate principal amount, and with an interest rate, maturity date and redemption provisions corresponding to those of the Bonds and certain other bonds issued under the Agreement, including the 1991 Bonds. As provided in the Agreement, payments of principal of, and premium, if any, and interest on the Series G First Mortgage Bonds shall, upon receipt by the Trustee, be deemed to constitute payments in corresponding amounts by the Company in respect of the Bonds and certain other bonds issued under the Agreement, including the 1991 Bonds. Reference is hereby made to the Agreement for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Company, the Authority, the Trustee, the Paying Agent, and the Bondowners, including the order of payments in the event of insufficient funds, the disposition of unclaimed moneys held by the Trustee and restrictions on the rights of owners of the Bonds to bring suit. The Agreement may be amended to the extent and in the manner provided therein. Copies of the Agreement are available for inspection at the corporate trust office of the Trustee.

In case any Event of Default occurs and is continuing, the principal amount of this bond together with accrued interest may become or be declared immediately due and payable in the manner and with the effect provided in the Agreement.

Unless otherwise defined herein, capitalized terms used in this bond shall have the meaning given them in the Agreement. The following terms are defined as follows:

"Business Day" means a day (i) that is not a Sunday or legal holiday or a day on which banking institutions are authorized pursuant to law to close,
(ii) that is not a day on which the corporate trust office of the First Mortgage Bond Trustee is not open for business, (iii) that is a day on which banks are not required or authorized to close in New York, New York, and (iv) that is a day on which banking institutions in all of the cities in which the principal offices of the Trustee and the Paying Agent and, if applicable, the Remarketing Agent and the Bank (as defined in the Agreement) are located are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

"Effective Date" means, with respect to a Bond in the Flexible, Weekly and Multiannual Modes, the date on which a new Rate Period for that Bond takes effect.

"Mode" means the period for and the manner in which the interest rates on the Bonds are set and includes the Flexible Mode, the Weekly Mode, the Multiannual Mode and the Fixed Rate Mode.

"Purchase Date" means, while this bond is in a Multiannual Mode, the date on which this bond shall be required to be purchased pursuant to a mandatory tender in accordance with the provisions hereof.

"Rate Period" or "Period" means, when used with respect to any particular rate of interest for a Bond in the Flexible, Weekly or Multiannual Mode, the period during which such rate of interest determined for such Bond will remain in effect as described herein.

At the option of the Company and upon certain conditions provided for in the Agreement described below, all or a portion of the Bonds (a) may be converted or reconverted from time to time to or from the Weekly Mode or Multiannual Mode, which means that the Rate Period is, respectively, one week or one year or any multiple of one year, (b) may be converted or reconverted from time to time to or from the Flexible Mode, and will have Rate Periods of from one to 270 days as provided herein, or (c) may be converted to the Fixed Rate Mode; provided, however, that in the Multiannual Mode the first rate period occurring after conversion to such Mode may be shorter or longer than the applicable multiple of one year as provided in the Agreement. While this bond is in the Multiannual Mode, a new interest rate shall take effect on the date such Mode takes effect and thereafter on the INTEREST PAYMENT DATE ending the Rate Period designated by the Company.

While this bond is in the Multiannual Mode, conversions to any other
Mode, or conversions to new Rate Periods of the same or different lengths while in the Multiannual Mode, may take place only on a date which would have been an Effective Date for this bond, or if conversion is to the Flexible or Weekly Mode and such day is not a Business Day, the first Business Day thereafter. Conversion of this bond to another Mode, or to a new Rate Period in the Multiannual Mode of the same or a different length, shall be subject to the conditions set forth in the Agreement. In the event that the conditions for a proposed conversion to a new Mode, or to a new Rate Period in the Multiannual Mode of the same or different length, are not met (i) such new Mode or Rate Period shall not take effect on the proposed conversion date, notwithstanding any prior notice to the Bondowners of such conversion and (ii) this bond shall automatically convert to the Flexible Mode with a Rate Period of one day. In no event shall the failure of this bond to be converted to another Mode or Rate Period be deemed to be a Default or an Event of Default under the Agreement as long as the Purchase Price (as defined below) is made available on the failed conversion date to owners of all Bonds that were to have been converted.

When this bond is in any Multiannual Mode, the Multiannual Rate in effect for each Rate Period (the "Effective Rate" for such Period) shall be determined not later than two (2) Business Days prior to the Effective Date. If the Remarketing Agent fails to make such determination or fails to announce the Effective Rate as required with respect to any Bonds in the Multiannual Mode, or if for any reason such manner of determination shall be determined to be invalid or unenforceable, the rate to take effect on any Effective Date shall be automatically converted to the Flexible Mode with a Rate Period of one day. The Remarketing Agent shall announce the Effective Rate by telephone to the Paying Agent on the date of determination thereof, and shall promptly confirm such notice in writing.

Each determination and redetermination of the Multiannual Rate shall be conclusive and binding on the Authority, the Trustee, the Paying Agent, the Company, the Bondowners and, if applicable, the Bank.

While this bond is in the Multiannual Mode, interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. From and after the date on which this bond becomes due, any unpaid principal will bear interest at the then effective interest rate until paid or duly provided for.

While this bond is in the Multiannual Mode, the principal of and premium, if any, on this bond are payable when due by check or draft in clearinghouse funds to the REGISTERED OWNER hereof but only upon presentation
and surrender of this bond at the office of                             ,
       , as Paying Agent, (with its successors in such capacity, the "Paying Agent"). Interest on this bond while in the Multiannual Mode is payable by check or draft in clearinghouse funds mailed on the applicable payment date by the Paying Agent to the REGISTERED OWNER, determined as of the close of business on the applicable record date, at its address as shown on the registration books. The Purchase Price (as defined below) of Bonds tendered for purchase shall be paid as provided below.

The record date for payment of interest while this bond is in the Multiannual Mode is the fifteenth day of the month immediately preceding the date on which the interest is to be paid, provided that with respect to overdue interest or interest payable on redemption of this bond other than on an INTEREST PAYMENT DATE or interest on any overdue amount, the Trustee may establish a special record date. The special record date may be not more than thirty (30) days before the date set for payment. The Paying Agent will mail notice of a special record date to the Bondowners at least ten (10) days before the special record date. The Paying Agent will promptly certify to the Authority, the Trustee and the Remarketing Agent that it has mailed such notice to all Bondowners, and such certificate will be conclusive evidence that notice was given in the manner required hereby.

While this bond is in the Multiannual Mode, this bond is subject to mandatory tender for purchase at a price (the "Purchase Price") equal to 100% of the principal amount thereof, plus accrued interest, if any, on each Effective Date. THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES TO SELL AND SURRENDER THIS BOND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT AND, ON THE PURCHASE DATE, TO SURRENDER THIS BOND TO THE PAYING AGENT FOR PAYMENT OF THE PURCHASE PRICE. UPON DEPOSIT OF THE PURCHASE PRICE WITH THE PAYING AGENT ON THE PURCHASE DATE, THIS BOND SHALL BE DEEMED TENDERED FOR PURCHASE AND SHALL CEASE TO BE OUTSTANDING UNDER THE AGREEMENT, INTEREST HEREON SHALL CEASE TO ACCRUE AS OF THE PURCHASE DATE, AND THE REGISTERED OWNER HEREOF SHALL BE ENTITLED ONLY TO RECEIVE THE PURCHASE PRICE SO DEPOSITED WITH THE PAYING AGENT UPON SURRENDER OF THIS CERTIFICATE TO THE PAYING AGENT. All deliveries of tendered Bonds shall be made to the Paying
Agent at             , New York, New York, Attention:         , or such other
address specified in writing by the Paying Agent to the Bondowners.

The Purchase Price of this bond shall be paid to the REGISTERED OWNER by the Paying Agent on the Delivery Date, which shall be the Purchase Date or any subsequent Business Day on which this bond is delivered to the Paying Agent. The Purchase Price of this bond shall be paid only upon surrender of this bond to the Paying Agent as provided herein. From and after the Purchase Date, no further interest on this bond shall be payable to the REGISTERED OWNER, provided that there are sufficient funds available on the Purchase Date to pay the Purchase Price. The Purchase Price of Bonds is payable for Bonds in the Multiannual Mode by check or draft in clearinghouse funds from the Paying Agent to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. If on any date this bond is subject to mandatory tender for purchase, payment of the Purchase Price of this bond to such owner shall be made on the Purchase Date if presentation and surrender of this bond is made prior to 11:00 A.M., New York City time, on the Purchase Date or on such later Business Day upon which presentation and surrender of this bond is made prior to 11:00 A.M., New York City time.

In the Multiannual Mode and after the expiration of the applicable No
Call Period (measured from the COMMENCEMENT DATE OF RATE PERIOD) set forth in the following schedule, the Bonds shall be subject to redemption at the direction of the Company in whole or in part at any time at the following redemption prices expressed as a percentage of the principal amount redeemed, plus interest accrued to the redemption date:

Length of

Multiannual                         Redemption
Rate Period                        No Call Period      Price

Greater than 15 years              10 years            102%, declining by
1/2% on each
succeeding anni-
versary of the end
of the no call
period until
reaching 100%
and thereafter at 100%

Greater than 10, but not           8 years             101 1/2%, declining
greater than 15 years                                  by 1/2% on each suc-
ceeding anniversary
of the end of the no
call period until
reaching 100% and
thereafter at 100%

Greater than 5, but not            5 years             101%, declining by
greater than 10 years                                  1/2% on the next
anniversary of the
end of the no call
period and there-
after at 100%

5 years or less                    Bonds not subject to
optional redemption
until commencement of
next Rate Period.

In addition, at the option of the Company, the Bonds in the Multiannual
Mode are subject to redemption prior to maturity as a whole at any time at 100% of the principal amount thereof, plus accrued interest to the redemption date, within nine (9) months of the occurrence of certain extraordinary events consisting of (a) damage or destruction, or loss of title by eminent domain, to the Station or the Project Facilities, (b) changes in law affecting the enforceability of the Agreement or imposing unreasonable burdens or excessive liabilities on the Company relating to the Station or the Project Facilities or their operation, (c) the enjoining or prohibiting of the operation of the Station or the Project Facilities, or (d) changes in the economic availability of fuel, materials, supplies, labor, equipment or other properties or things rendering the continued operation of the Station uneconomical, all as more fully described in the Agreement. The Company's right to direct the redemption of the Bonds in the Multiannual Mode upon the occurrence of any event listed above shall expire six (6) months after such event occurs.

The Bonds are subject to mandatory redemption at any time at a redemption price of 100% of the principal amount of the Bonds so redeemed plus accrued interest in the event (i) the Company delivers to the Trustee an opinion of nationally recognized bond counsel selected by the Company and reasonably satisfactory to the Trustee ("Bond Counsel") stating that interest on the Bonds is or will become includable in gross income of the owners thereof for federal income tax purposes, or (ii) it is finally determined by the Internal Revenue Service or a court of competent jurisdiction, as a result of (A) a proceeding in which the Company has participated or been given notice and an opportunity to participate, and, (B) either (1) a failure by the Company (or the Seabrook Transferee as defined in the Agreement) to observe any covenant or agreement undertaken in or pursuant to the Agreement, or the inaccuracy of any representation made by the Company (or the Seabrook Transferee) in or pursuant to the Agreement, or (2) the Seabrook Transfer (as defined in the Agreement), that interest payable on the Bonds is includable for federal income tax purposes in the gross income of any owner thereof (other than an owner which is a "substantial user" or a "related person" within the meaning of Section 147(a) of the Internal Revenue Code of 1986). Any determination under clause (ii) above will not be considered final for this purpose until the earliest of the conclusion of any appellate review, the denial of appellate review or the expiration of the period for seeking appellate review. Redemption under this paragraph shall be in whole unless not less than forty-five (45) days prior to the redemption date the Company delivers to the Trustee an opinion of Bond Counsel reasonably satisfactory to the Trustee to the effect that a redemption of less than all of the Bonds will preserve the tax-exempt status of interest on the remaining Bonds outstanding subsequent to such redemption. Except as provided in the next sentence, any such redemption shall be made on the 90th day after the date on which the opinion described in clause (i) is delivered or the determination described in clause (ii) becomes final or on such earlier date as the Company may designate by notice given to the Trustee at least forty-five (45) days prior to such designated date. Any Bond in the Flexible Mode that has a Purchase Date prior to the redemption date established for that Bond pursuant to the preceding sentence shall be redeemed on that Purchase Date. If such redemption shall occur in accordance with the terms of the Agreement, then such failure by the Company (or the Seabrook Transferee as described above) to observe such covenant or agreement, or the inaccuracy of any such representation will not, in and of itself, constitute a default thereunder.

If the Trustee receives written notice from any Bondowner stating that
(i) such Bondowner has been notified in writing by the Internal Revenue Service that it proposes to include the interest on the Bonds in the gross income of such owner for federal income tax purposes, or any other proceeding has been instituted against such owner which may lead to a like determination, and (ii) such owner will afford the Company the opportunity to participate at its own expense in the proceeding, either directly or in the name of such owner, until the conclusion of any appellate review, and the Trustee has examined such written notice and it appears to be accurate on its face, then the Trustee shall promptly give notice thereof to the Company, the Authority, and each Bondowner whose Bonds may be affected. The Trustee shall thereafter keep itself reasonably informed of the progress of any administrative proceedings or litigation relating to such notice. Under the Agreement the Company is required to give the Trustee written notice of such a final determination within forty-five (45) days of such final determination.

If less than all of the outstanding Bonds are to be called for redemption, the Bonds (or portions thereof) to be redeemed shall be selected as provided in the Agreement with Bonds in the Multiannual Mode being redeemed in units of $5,000.

In the event this bond is selected for redemption, notice will be mailed no more than forty-five (45) nor less than thirty (30) days prior to the redemption date to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. Failure to mail notice to the owner of any other Bond or any defect in the notice to such an owner shall not affect the redemption of this bond.

If this bond is of a denomination in excess of five thousand dollars ($5,000), portions of the principal amount in the amount of five thousand dollars ($5,000) or any multiple thereof may be redeemed. If less than all of the principal amount is to be redeemed, upon surrender of this bond to the Paying Agent, there will be issued to the REGISTERED OWNER, without charge, a new Bond or Bonds, at the option of the REGISTERED OWNER, for the unredeemed principal amount.

Notice of redemption having been duly mailed, this bond, or the portion called for redemption, will become due and payable on the redemption date at the applicable redemption price and, moneys for the redemption having been deposited with the Paying Agent, from and after the date fixed for redemption, interest on this bond (or such portion) will no longer accrue.

IN CERTAIN CIRCUMSTANCES SET OUT HEREIN, THIS BOND (OR PORTION HEREOF)
IS SUBJECT TO PURCHASE OR REDEMPTION. IN EACH SUCH EVENT AND UPON DEPOSIT OF THE PURCHASE OR REDEMPTION PRICE WITH THE PAYING AGENT ON THE PURCHASE OR REDEMPTION DATE, AS THE CASE MAY BE, THIS BOND (OR PORTION HEREOF) SHALL CEASE TO BE DEEMED TO BE OUTSTANDING UNDER THE AGREEMENT, INTEREST HEREON SHALL CEASE TO ACCRUE AS OF THE PURCHASE OR REDEMPTION DATE, AND THE REGISTERED OWNER HEREOF SHALL BE ENTITLED ONLY TO RECEIVE THE PURCHASE OR REDEMPTION PRICE SO DEPOSITED WITH THE PAYING AGENT ONLY UPON SURRENDER OF THIS CERTIFICATE TO THE PAYING AGENT.

This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the office of the Paying Agent, upon surrender of this bond to the Paying Agent for cancellation. Upon the transfer, a new Bond or Bonds in authorized denominations of the same aggregate principal amount will be issued to the transferee at the same office. No transfer will be effective unless represented by such surrender and reissue. This bond may also be exchanged at the office of the Paying Agent for a new Bond or Bonds in authorized denominations of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the owner except for applicable taxes or other governmental charges, if any. The Paying Agent will not be required to make an exchange or transfer of this bond (except in connection with any optional or mandatory tender of this bond) (i) if this bond (or any portion thereof) has been selected for redemption or (ii) during the fifteen (15) days preceding any date fixed for selection for redemption if this bond (or any portion thereof) is eligible to be selected for redemption.

The Bonds are issuable only in fully registered form in denominations of five thousand dollars ($5,000) or any multiple thereof.

The Authority, the Trustee, the Paying Agent and the Company may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

No director, officer, employee or agent of the Authority nor any person executing this bond (by facsimile signature or otherwise) shall be personally liable, either jointly or severally, hereon or be subject to any personal liability or accountability by reason of the issuance hereof.

This bond will not be valid until the Certificate of Authentication has been signed by the Trustee or the Paying Agent.

REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND ON THE BACK, WHICH HAVE THE SAME EFFECT AS IF SET FORTH HERE.

BUSINESS FINANCE AUTHORITY
OF THE STATE OF NEW HAMPSHIRE
(Seal)
By:
Title:

By:
Title:

Certificate of Authentication

This bond is one of the Bonds described in the Agreement.

STATE STREET BANK AND TRUST COMPANY
as Trustee

Date of Registration:                   By:                         , or
Authorized Signature
By:                     ,
as Paying Agent

By:
Authorized Signature

Assignment

For value received the undersigned sells, assigns and transfers this bond to

 (Name and Address of Assignee)


Social Security or Other Identifying Number of Assignee
and irrevocably appoints                       attorney-in-fact to transfer
it on the books kept for registration of the bond, with full power of substitution.

NOTE: The signature to this assignment must correspond with the name as written on the face of the bond without alteration or enlargement or other change and must be guaranteed by a Participant in a Recognized Signature Guaranty Medallion Program.

Dated:
Signature Guaranteed:

Participant in a Recognized
Signature Guaranty Medallion Program

By:
 Authorized Signature

The following abbreviations, when used in the inscription on the face of this bond, shall be construed as though they were written out in full according to applicable law.

TEN COM  -     as tenants in common               UNIF GIFT MIN ACT -
TEN ENT  -     as tenants by the entirety             Custodian
JT TEN   -     as joint tenants with rights       (Cust)      (Minor)
of survivorship and not as
tenants in common
Act
(State)

Additional abbreviations may also be used though not set forth in the list above.

EXHIBIT J

FORM OF FIXED RATE 1993 SERIES E BOND

$                                                                No. R-

UNITED STATES OF AMERICA
STATE OF NEW HAMPSHIRE
BUSINESS FINANCE AUTHORITY
OF THE STATE OF NEW HAMPSHIRE
Pollution Control Refunding Revenue Bond
(Public Service Company of New Hampshire
Project - 1993 Tax-Exempt Series E)

INTEREST RATE:                                         CUSIP:

MATURITY DATE:  May 1, 2021
DATE OF THIS BOND:
(Date as of which Bonds of this
series were initially issued.)
INTEREST PAYMENT DATES:  May 1 and November 1
(but not before
      ,    )
REGISTERED OWNER:

PRINCIPAL AMOUNT:                                      DOLLARS

THIS BOND DOES NOT CONSTITUTE AN INDEBTEDNESS OF THE STATE OF NEW
HAMPSHIRE OR OF THE AUTHORITY EXCEPT TO THE EXTENT PERMITTED BY NEW HAMPSHIRE RSA CHAPTER 162-I. ALL AMOUNTS OWED HEREUNDER ARE PAYABLE ONLY FROM THE SOURCES PROVIDED IN THE LOAN AND TRUST AGREEMENT DESCRIBED BELOW, AND NO PUBLIC FUNDS MAY BE USED FOR THAT PURPOSE.

The Business Finance Authority of the State of New Hampshire (the "Authority"), for value received promises to pay to the REGISTERED OWNER, or registered assigns, but solely from the moneys to be provided under the Agreement mentioned below, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT on the MATURITY DATE, unless paid earlier as provided below, with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the most recent INTEREST PAYMENT DATE to which interest has been paid or duly provided for or, if no interest has been paid, from the DATE OF THIS BOND, at the INTEREST RATE per annum, payable semiannually on the INTEREST PAYMENT DATES, until the date on which this bond becomes due, whether at maturity or by acceleration or redemption. From and after that date, any unpaid principal will bear interest at the same rate until paid or duly provided for. The principal and premium, if any, of this bond is payable in clearinghouse funds
at the office of                       , as Paying Agent (with its
successors, the "Paying Agent"). Interest is payable by check or draft in clearinghouse funds mailed by the Paying Agent to the REGISTERED OWNER of this bond (or of one or more predecessor or successor Bonds (as defined below)), determined as of the close of business on the applicable record date, at its address as shown on the registration books maintained by the Paying Agent. If any payment, redemption or maturity date for principal, premium or interest shall be (i) a Sunday or a legal holiday, or (ii) a day on which banking institutions are authorized pursuant to law to close and on which the corporate trust office of the Trustee or the First Mortgage Bond Trustee is not open for business, then the payment thereof may be made on the next succeeding day not a day specified in (i) or (ii) with the same force and effect as if made on the specified payment date and no interest shall accrue for the period after the specified payment date.

The record date for payment of interest is the fifteenth day of the month preceding the date on which the interest is to be paid, provided that, with respect to overdue interest or interest payable on redemption of this bond other than on an INTEREST PAYMENT DATE or interest on any overdue amount, the Trustee (as defined below) may establish a special record date. The special record date may be not more than thirty (30) days before the date set for payment. The Paying Agent will mail notice of a special record date to the registered owners of the Bonds (the "Bondowners") at least ten (10) days before the special record date. The Paying Agent will promptly certify to the Authority and the Trustee that it has mailed such notice to all Bondowners, and such certificate will be conclusive evidence that such notice was given in the manner required hereby.

This bond is one of a series of Pollution Control Refunding Revenue
Bonds (Public Service Company of New Hampshire Project - 1993 Tax-Exempt Series E) (the "Bonds") in the aggregate principal amount of $44,800,000 issued under New Hampshire RSA Chapter 162-I (the "Act"). The proceeds of the Bonds are being loaned to Public Service Company of New Hampshire (the "Company"), a New Hampshire corporation, pursuant to a Series E Loan and Trust Agreement dated as of May 1, 1991, as supplemented and amended by a First Supplement dated as of December 1, 1993 (the "Agreement") among the Company, the Authority and State Street Bank and Trust Company, as Trustee (the "Trustee") to refund a like principal amount of the Authority's $114,500,000 Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Taxable Series E) (the "1991 Bonds"), which were originally issued to finance certain costs associated with the Company's ownership interest in air or water pollution control and sewage or solid waste disposal facilities installed for use by Unit No. 1 at the nuclear electric generating station (the "Station") in Seabrook, New Hampshire (the "Project Facilities"). Pursuant to the Agreement, the Company has unconditionally agreed to repay such loan in the amounts and at the times necessary to pay the principal of, premium, if any, and interest on the Bonds when due. To evidence and secure such loan and the Company's reimbursement and certain other obligations, if any, under the Reimbursement Agreement (as defined in the Agreement), the Company has issued and delivered to the Trustee its First Mortgage Bonds, Series G (the "Series G First Mortgage Bonds") issued under the First Mortgage Indenture dated as of August 15, 1978, as amended, and the Tenth Supplemental Indenture thereto dated as of May 1, 1991 between the Company and First Fidelity Bank, National Association, New Jersey, as Trustee (as amended and supplemented from time to time, the "First Mortgage Bond Indenture") in an aggregate principal amount, and with an interest rate, maturity date and redemption provisions corresponding to those of the Bonds and certain other bonds issued under the Agreement, including the 1991 Bonds. As provided in the Agreement, payments of principal of, and premium, if any, and interest on the Series G First Mortgage Bonds shall, upon receipt by the Trustee, be deemed to constitute payments in corresponding amounts by the Company in respect of the Bonds and certain other bonds issued under the Agreement, including the 1991 Bonds. Reference is hereby made to the Agreement for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Company, the Authority, the Trustee, the Paying Agent, and the Bondowners, including the order of payments in the event of insufficient funds, the disposition of unclaimed moneys held by the Trustee and restrictions on the rights of owners of the Bonds to bring suit. The Agreement may be amended to the extent and in the manner provided therein. Copies of the Agreement are available for inspection at the corporate trust office of the Trustee.

In case any Event of Default (as defined in the Agreement) occurs and is continuing, the principal amount of this bond together with accrued interest may be declared due and payable in the manner and with the effect provided in the Agreement.

The Bonds are redeemable pursuant to the Agreement prior to maturity
beginning on        ,     , at the option of the Authority by direction of
the Company, as a whole or in part at any time, at the following prices expressed in percentages of their principal amount, plus accrued interest to the redemption date:

Period During Which Redeemed            Redemption Price

%

[Table to be prepared upon Fixed Rate conversion. The table shall be based on redemption schedule established for the bond in the Multiannual Mode.]

In addition, at the option of the Company, this bond is subject to redemption prior to maturity at 100% of the principal amount thereof, plus accrued interest to the redemption date within nine (9) months of the occurrence of certain extraordinary events consisting of (a) damage or destruction, or loss of title by eminent domain, to the Station or the Project Facilities, (b) changes in law affecting the enforceability of the Agreement or imposing unreasonable burdens or excessive liabilities on the Company relating to the Station or the Project Facilities or their operation,
(c) the enjoining or prohibiting of the operation of the Station or the Project Facilities, or (d) changes in the economic availability of fuel, materials, supplies, labor, equipment or other properties or things rendering the continued operation of the Station uneconomical, all as more fully described in the Agreement. The Company's right to direct the redemption of this bond upon the occurrence of any event listed above shall expire six (6) months after such event occurs.

The Bonds are subject to mandatory redemption at any time at a redemption price of 100% of the principal amount of the Bonds so redeemed plus accrued interest in the event (i) the Company delivers to the Trustee an opinion of nationally recognized bond counsel selected by the Company and reasonably satisfactory to the Trustee ("Bond Counsel") stating that interest on the Bonds is or will become includable in gross income of the owners thereof for federal income tax purposes, or (ii) it is finally determined by the Internal Revenue Service or a court of competent jurisdiction, as a result of (A) a proceeding in which the Company has participated or been given notice and an opportunity to participate, and, (B) either (1) a failure by the Company (or the Seabrook Transferee as defined in the Agreement) to observe any covenant or agreement undertaken in or pursuant to the Agreement, or the inaccuracy of any representation made by the Company (or the Seabrook Transferee) in or pursuant to the Agreement, or (2) the Seabrook Transfer (as defined in the Agreement), that interest payable on the Bonds is includable for federal income tax purposes in the gross income of any owner thereof (other than an owner which is a "substantial user" or a "related person" within the meaning of Section 147(a) of the Internal Revenue Code of 1986). Any determination under clause (ii) above will not be considered final for this purpose until the earliest of the conclusion of any appellate review, the denial of appellate review or the expiration of the period for seeking appellate review. Redemption under this paragraph shall be in whole unless not less than forty-five (45) days prior to the redemption date the Company delivers to the Trustee an opinion of Bond Counsel reasonably satisfactory to the Trustee to the effect that a redemption of less than all of the Bonds will preserve the tax-exempt status of interest on the remaining Bonds outstanding subsequent to such redemption. Except as provided in the next sentence, any such redemption shall be made on the 90th day after the date on which the opinion described in clause (i) is delivered or the determination described in clause (ii) becomes final or on such earlier date as the Company may designate by notice given to the Trustee at least forty-five (45) days prior to such designated date. Any Bond in the Flexible Mode that has a Purchase Date prior to the redemption date established for that Bond pursuant to the preceding sentence shall be redeemed on that Purchase Date. If such redemption shall occur in accordance with the terms of the Agreement, then such failure by the Company (or the Seabrook Transferee as described above) to observe such covenant or agreement, or the inaccuracy of any such representation will not, in and of itself, constitute a default thereunder.

If the Trustee receives written notice from any Bondowner stating that
(i) such Bondowner has been notified in writing by the Internal Revenue Service that it proposes to include the interest on the Bonds in the gross income of such owner for federal income tax purposes, or any other proceeding has been instituted against such owner which may lead to a like determination, and (ii) such owner will afford the Company the opportunity to participate at its own expense in the proceeding, either directly or in the name of such owner, until the conclusion of any appellate review, and the Trustee has examined such written notice and it appears to be accurate on its face, then the Trustee shall promptly give notice thereof to the Company, the Authority, and each Bondowner whose Bonds may be affected. The Trustee shall thereafter keep itself reasonably informed of the progress of any administrative proceedings or litigation relating to such notice. Under the Agreement the Company is required to give the Trustee written notice of such a final determination within forty-five (45) days of such final determination.

If less than all of the outstanding Bonds are to be called for redemption, the Bonds (or portions thereof) to be redeemed shall be selected as provided in the Agreement.

In the event this bond is selected for redemption, notice will be mailed no more than forty-five (45) nor less than thirty (30) days prior to the redemption date to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. Failure to mail notice to the owner of any other Bond or any defect in the notice to such an owner shall not affect the redemption of this bond.

If this bond is of a denomination in excess of five thousand dollars ($5,000), portions of the principal amount in the amount of five thousand dollars ($5,000) or any multiple thereof may be redeemed. If less than all of the principal amount is to be redeemed, upon surrender of this bond to the Paying Agent, there will be issued to the REGISTERED OWNER, without charge, a new Bond or Bonds, at the option of the REGISTERED OWNER, for the unredeemed principal amount.

Notice of redemption having been duly mailed, this bond, or the portion called for redemption, will become due and payable on the redemption date at the applicable redemption price and, moneys for the redemption having been deposited with the Paying Agent, from and after the date fixed for redemption, interest on this bond (or such portion) will no longer accrue.

This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the office of the Paying Agent, upon surrender of this Bond to the Paying Agent for cancellation. Upon the transfer, a new Bond or Bonds in authorized denominations of the same aggregate principal amount will be issued to the transferee at the same office. No transfer will be effective unless represented by such surrender and reissue. This bond may also be exchanged at the office of the Paying Agent for a new Bond or Bonds of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the holder except for applicable taxes or other governmental charges, if any. The Paying Agent will not be required to make an exchange or transfer of this bond during the fifteen (15) days preceding any date fixed for selection for redemption if this bond (or any part thereof) is eligible to be selected or has been selected for the redemption.

This bond is issuable only in fully registered form in the denominations of five thousand dollars ($5,000) or any multiple thereof.

The Authority, the Trustee, the Paying Agent and the Company may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

No director, officer, employee or agent of the Authority nor any person executing this bond (by facsimile signature or otherwise) shall be personally liable, either jointly or severally, hereon or be subject to any personal liability or accountability by reason of the issuance hereof.

This bond will not be valid until the Certificate of Authentication has been signed by the Trustee or the Paying Agent.

REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND ON THE BACK, WHICH HAVE THE SAME EFFECT AS IF SET FORTH HERE.

BUSINESS FINANCE AUTHORITY
OF THE STATE OF NEW HAMPSHIRE
(Seal)

By:
Title:

By:
Title:

Certificate of Authentication

This bond is one of the Bonds described in the Agreement.

STATE STREET BANK AND TRUST COMPANY
as Trustee

Date of Registration:                   By:                       , or
Authorized Signature

By:                       ,
as Paying Agent

By:
Authorized Signature

Assignment

For value received the undersigned sells, assigns and transfers this bond to

 (Name and Address of Assignee)



Social Security or Other Identifying Number of Assignee
and irrevocably appoints                     attorney-in-fact to transfer it
on the books kept for registration of the bond, with full power of substitution.

NOTE: The signature to this assignment must correspond with the name as written on the face of the bond without alteration or enlargement or other change and must be guaranteed by a Participant in a Recognized Signature Guaranty Medallion Program.

Dated:
Signature Guaranteed:

Participant in a Recognized
Signature Guaranty Medallion Program

By:
Authorized Signature

The following abbreviations, when used in the inscription on the face of this bond, shall be construed as though they were written out in full according to applicable law.

TEN COM  -   as tenants in common                 UNIF GIFT MIN ACT -
TEN ENT  -   as tenants by the entirety                Custodian
JT TEN   -   as joint tenants with rights         (Cust)        (Minor)
of survivorship and not as
tenants in common
Act
(State)

Additional abbreviations may also be used though not set forth in the list above.

EXHIBIT K

FORM OF BOOK-ENTRY ONLY SYSTEM FLEXIBLE 1991 SERIES E BOND

$69,700,000                                            No. R-1

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

ANY BONDHOLDER WHO FAILS TO DELIVER A BOND FOR PURCHASE AT THE TIMES AND AT THE PLACE REQUIRED HEREIN SHALL HAVE NO FURTHER RIGHTS HEREUNDER EXCEPT THE RIGHT TO RECEIVE THE PURCHASE PRICE HEREOF UPON PRESENTATION AND SURRENDER OF THIS BOND TO THE PAYING AGENT AS DESCRIBED HEREIN, AND SHALL HOLD THIS BOND AS AGENT FOR THE PAYING AGENT.

UNITED STATES OF AMERICA
STATE OF NEW HAMPSHIRE
THE INDUSTRIAL DEVELOPMENT AUTHORITY
OF THE STATE OF NEW HAMPSHIRE
Pollution Control Revenue Bond
(Public Service Company of New Hampshire
Project - 1991 Taxable Series E)

REGISTERED OWNER:   CEDE & CO.

PRINCIPAL AMOUNT:   SIXTY-NINE MILLION SEVEN HUNDRED THOUSAND DOLLARS

MATURITY DATE:  May 1, 2021
CUSIP:

DATE OF THIS BOND:  May 16, 1991

(Date as of which Bonds of this
series were initially issued.)
MODE:  Flexible

THIS BOND DOES NOT CONSTITUTE AN INDEBTEDNESS OF THE STATE OF NEW
HAMPSHIRE OR OF THE AUTHORITY EXCEPT TO THE EXTENT PERMITTED BY NEW HAMPSHIRE RSA CHAPTER 162-I. ALL AMOUNTS OWED HEREUNDER ARE PAYABLE ONLY FROM THE SOURCES PROVIDED IN THE LOAN AND TRUST AGREEMENT DESCRIBED BELOW, AND NO PUBLIC FUNDS MAY BE USED FOR THAT PURPOSE.

The Industrial Development Authority of the State of New Hampshire (the "Authority"), for value received, promises to pay to the REGISTERED OWNER, or registered assigns, but solely from the moneys to be provided under the Agreement mentioned below, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT on the MATURITY DATE, unless paid earlier as provided below, with interest from the most recent Interest Payment Date, as defined below, to which interest has been paid or duly provided for or, if no interest has been paid, from the DATE OF THIS BOND set forth above, until paid in full, at the rates set forth below, payable on each Interest Payment Date. So long as this bond is in the Flexible Mode, interest shall be due on this bond on each Purchase Date (as defined below) and on the MATURITY DATE, and when this bond is in any other Mode interest shall be due on the dates provided in the Agreement (the "Interest Payment Dates"). Until conversion to the Weekly, Multiannual or Fixed Rate Mode as provided below, this bond shall bear interest at the Flexible Rate. The Flexible Rate for this bond shall be the rate of interest determined by the Remarketing Agent designated as provided in the Agreement (herein, with its successors, the "Remarketing Agent"), for each Rate Period, as defined below, to be the lowest rate which in its judgment, on the basis of prevailing financial market conditions, is necessary on and as of the Effective Date, as defined below, to remarket each Bond having such Rate Period in a secondary market transaction at a price equal to the principal amount thereof, but not in excess of the Maximum Interest Rate. If this bond is converted to the Weekly, Multiannual or Fixed Rate Mode it shall bear interest at the Weekly, Multiannual or Fixed Rate, as the case may be, as defined in the Agreement. The Remarketing Agent shall determine the initial Flexible Rate on or before the date of issue in or of conversion to the Flexible Mode, which rate shall remain in effect as provided in the Agreement. Thereafter, the Remarketing Agent shall redetermine the Flexible Rate for each Rate Period as provided below. The amount of interest due on any Interest Payment Date shall be the amount of unpaid interest accrued on this bond through the day preceding such Interest Payment Date or, if such Interest Payment Date is not a Business Day, through the day preceding the first Business Day succeeding such Interest Payment Date.

This bond is one of a series of Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Taxable Series E) (the "Bonds") in the aggregate principal amount of $114,500,000 issued under New Hampshire RSA Chapter 162-I (the "Act"). The proceeds of the Bonds are being loaned to Public Service Company of New Hampshire (the "Company"), a New Hampshire corporation, pursuant to a Series E Loan and Trust Agreement (the "Agreement") dated as of May 1, 1991 among the Company, the Authority and State Street Bank and Trust Company, as Trustee (the "Trustee") to finance certain costs associated with the Company's ownership interest in air or water pollution control and sewage or solid waste disposal facilities installed for use by Unit No. 1 at the nuclear electric generating station (the "Station") in Seabrook, New Hampshire (the "Project Facilities"). Pursuant to the Agreement, the Company has unconditionally agreed to repay such loan in the amounts and at the times necessary to pay the principal of, premium, if any, and interest on the Bonds when due. To evidence and secure such loan and the Company's reimbursement and certain other obligations under the Reimbursement Agreement (as defined below), the Company has issued and delivered to the Trustee its First Mortgage Bonds, Series G (the "Series G First Mortgage Bonds") issued under the First Mortgage Indenture dated as of August 15, 1978, as amended, and the Tenth Supplemental Indenture thereto dated as of May 1, 1991 between the Company and First Fidelity Bank, National Association, New Jersey, as Trustee (as amended and supplemented from time to time, the "First Mortgage Bond Indenture") in an aggregate principal amount, and with an interest rate, maturity date and redemption provisions corresponding to those of the Bonds. As provided in the Agreement, payments of principal of, and premium, if any, and interest on the Series G First Mortgage Bonds shall, upon receipt by the Trustee, be deemed to constitute payments in corresponding amounts by the Company in respect of the Bonds. Reference is hereby made to the Agreement for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Company, the Authority, the Trustee, the Paying Agent, and the Bondowners, including the order of payments in the event of insufficient funds, the disposition of unclaimed moneys held by the Trustee and restrictions on the rights of owners of the Bonds to bring suit. The Agreement may be amended to the extent and in the manner provided therein. Copies of the Agreement are available for inspection at the corporate trust office of the Trustee.

The Purchase Price (as defined below) and principal of and interest on this bond while it is in the Flexible Mode is also payable from moneys drawn by the Paying Agent on an irrevocable letter of credit for the Bonds (together with any extensions and renewals thereof, the "Letter of Credit") issued by Swiss Bank Corporation, New York Branch pursuant to the terms of a Second Series E Letter of Credit and Reimbursement Agreement dated as of May 1, 1995 (the "Reimbursement Agreement") by and between the Company and Swiss Bank Corporation, New York Branch (together with any other issuer of a Credit Facility, the "Bank"). The Letter of Credit initially expires on May 1, 1998 but may be terminated earlier upon the occurrence of certain events set forth in the Agreement and the Reimbursement Agreement or extended as provided in the Reimbursement Agreement. The Company may substitute the Letter of Credit in whole or in part with one or more new letters of credit (collectively with the Letter of Credit, a "Credit Facility") as provided in the Agreement and the Reimbursement Agreement. The Company may substitute a new Letter of Credit as provided in the Agreement.

Unless otherwise defined herein, capitalized terms used in this bond shall have the meaning given them in the Agreement. The following terms are defined as follows:

"Business Day" means a day (i) that is not a Sunday or legal holiday or a day on which banking institutions are authorized pursuant to law to close,
(ii) that is not a day on which the corporate trust office of the First Mortgage Bond Trustee is not open for business, (iii) that is a day on which banks are not required or authorized to close in New York, New York, and (iv) that is a day on which banking institutions in all of the cities in which the principal offices of the Trustee and the Paying Agent and, if applicable, the Remarketing Agent and the Bank are located are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

"Effective Date" means, with respect to a Bond in the Flexible, Weekly and Multiannual Modes, the date on which a new Rate Period for that Bond takes effect.

"Mode" means the period for and the manner in which the interest rates on the Bonds are set and includes the Flexible Mode, the Weekly Mode, the Multiannual Mode and the Fixed Rate Mode.

"Purchase Date" means, while this bond is in the Flexible Mode, the date on which this bond shall be required to be purchased pursuant to a mandatory tender in accordance with the provisions hereof.

"Rate Period" or "Period" means, when used with respect to any particular rate of interest for a Bond in the Flexible, Weekly or Multiannual Mode, the period during which such rate of interest determined for such Bond will remain in effect as described herein.

At the option of the Company and upon certain conditions provided for in the Agreement described below, all or a portion of the Bonds (a) may be converted or reconverted from time to time to or from the Weekly Mode or Multiannual Mode, which means that the Rate Period is, respectively, one week or one year or any multiple of one year, (b) may be converted or reconverted from time to time to or from the Flexible Mode, and will have Rate Periods of from one to 270 days as provided herein, or (c) may be converted to the Fixed Rate Mode; provided, however, that in the Multiannual Mode the first rate period occurring after conversion to such Mode may be shorter than the applicable multiple of one year as provided in the Agreement. While this bond is in the Flexible Mode, a new interest rate shall take effect on the date such Mode takes effect, and on the Effective Date of the next Flexible Rate Period, as defined herein, applicable to this bond.

While this bond is in the Flexible Mode, conversions to any other Mode may take place only on an Effective Date. Conversion of this bond to another Mode shall be subject to certain conditions set forth in the Agreement. In the event that the conditions for a proposed conversion to a new Mode are not met (i) such new Mode shall not take effect on the proposed conversion date, notwithstanding any prior notice to the Bondowners of such conversion and
(ii) this bond shall remain in the Flexible Mode with a Rate Period of one day. In no event shall the failure of this bond to be converted to another Mode be deemed to be a Default or an Event of Default under the Agreement as long as the Purchase Price (as defined below) is made available on the failed conversion date to owners of all Bonds that were to have been converted.

While Bonds bear interest at Flexible Rates, the interest rate for each particular Bond in the Flexible Mode will be determined by the Remarketing Agent and will remain in effect from and including the Effective Date of the Rate Period selected for that Bond by the Remarketing Agent through the last date thereof. While the Bonds are in the Flexible Mode, Bonds may have successive Rate Periods of any duration up to 270 days each and ending on a Business Day and any Bond may bear interest at a rate and for a period different from any other Bond.

In the event that the Remarketing Agent no longer determines, or fails to determine when required, any Rate Period or any Flexible Rate for any Bonds, or if for any reason such manner of determination shall be determined to be invalid or unenforceable, the Rate Period for any such Bond shall be deemed to be a Flexible Rate Period with a duration of one day and the Flexible Rate shall be determined as provided in the Agreement.

While this bond is in the Flexible Mode it is subject to mandatory tender for purchase on each applicable Effective Date at a price (the "Purchase Price") of par plus accrued interest to the Effective Date. THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES TO SELL AND SURRENDER THIS BOND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT AND, ON THE PURCHASE DATE, TO SURRENDER THIS BOND TO THE PAYING AGENT FOR PAYMENT OF THE PURCHASE PRICE. UPON DEPOSIT OF THE PURCHASE PRICE WITH THE PAYING AGENT ON THE PURCHASE DATE, THIS BOND SHALL BE DEEMED TENDERED FOR PURCHASE AND SHALL CEASE TO BE OUTSTANDING UNDER THE AGREEMENT, INTEREST HEREON SHALL CEASE TO ACCRUE AS OF THE PURCHASE DATE, AND THE REGISTERED OWNER HEREOF SHALL BE ENTITLED ONLY TO RECEIVE THE PURCHASE PRICE SO DEPOSITED WITH THE PAYING AGENT UPON SURRENDER OF THIS CERTIFICATE TO THE PAYING AGENT. The Purchase Price shall be paid on the Delivery Date, which shall be the Effective Date or any subsequent Business Day on which this bond is delivered to the Paying Agent. The Purchase Price of this bond shall be paid only upon surrender of this bond to the Paying Agent as provided herein. From and after the Effective Date, no further interest shall be payable to the REGISTERED OWNER during the preceding Rate Period, provided that there are sufficient funds available on the Effective Date to pay the Purchase Price.

Each determination and redetermination of the Flexible Rate shall be conclusive and binding on the Authority, the Trustee, the Paying Agent, the Bank, the Company and the Bondowners.

While this bond is in the Flexible Mode, interest shall be computed on the basis of actual days elapsed divided by 360. From and after the date on which this bond becomes due, any unpaid principal will bear interest at the then effective interest rate until paid or duly provided for.

While this bond is in the Flexible Mode, the principal of and interest on this bond due on the MATURITY DATE are payable when due by wire or bank transfer of immediately available funds within the continental United States to the REGISTERED OWNER hereof but only upon presentation and surrender of this bond at the offices of BankAmerica National Trust Company, New York, New York, as Paying Agent (with its successors in such capacity, the "Paying Agent"). While this bond is in the Flexible Mode, the Purchase Price of this bond (which includes accrued interest to the Purchase Date) tendered for purchase is payable by wire or bank transfer within the continental United States from the Paying Agent to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. Payment of the Purchase Price of this bond to such owner shall be made on the Purchase Date if presentation and surrender of this bond is made prior to 11:00 A.M., New York City time, on the Purchase Date or on such later Business Day upon which presentation and surrender of this bond is made prior to 11:00 A.M., New York City time. The Purchase Price of this bond shall be paid in immediately available funds. Overdue interest on this bond, or interest on overdue principal while in the Flexible Mode is payable in immediately available funds by wire or bank transfer within the continental United States from the Paying Agent to the REGISTERED OWNER, determined as of the close of business on the applicable special record date as determined by the Trustee, at its address as shown on the registration books maintained by the Paying Agent. The special record date may be not more than thirty (30) days before the date set for payment. The Paying Agent will mail notice of a special record date to the Bondowners at least ten (10) days before the special record date. The Paying Agent will promptly certify to the Authority, the Trustee and the Remarketing Agent that it has mailed such notice to all Bondowners, and such certificate will be conclusive evidence that notice was given in the manner required hereby.

This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the office of the Paying Agent, upon surrender of this bond to the Paying Agent for cancellation. Upon the transfer, a new Bond or Bonds in authorized denominations of the same aggregate principal amount will be issued to the transferee at the same office. No transfer will be effective unless represented by such surrender and reissue. This bond may also be exchanged at the office of the Paying Agent for a new Bond or Bonds in authorized denominations of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the owner except for applicable taxes or other governmental charges, if any.

The Bonds are issuable only in fully registered form and while in the Flexible Mode shall be in denominations of $100,000 or any multiple of $1,000 in excess of $100,000.

The Authority, the Trustee, the Paying Agent and the Company may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

No director, officer, employee or agent of the Authority nor any person executing this bond (by facsimile signature or otherwise) shall be personally liable, either jointly or severally, hereon or be subject to any personal liability or accountability by reason of the issuance hereof.

This bond will not be valid until the Certificate of Authentication has been signed by the Trustee or its duly appointed agent for such purpose.

THE INDUSTRIAL DEVELOPMENT AUTHORITY
OF THE STATE OF NEW HAMPSHIRE

(Seal)                        By:
Chairman

By:
Executive Director

Certificate of Authentication

This bond is one of the Bonds described in the Loan and Trust Agreement.

STATE STREET BANK AND TRUST
COMPANY, as Trustee
Date of Registration:

By:                         , or
Authorized Signature

By:  BANKAMERICA NATIONAL TRUST
COMPANY, as agent of the Trustee

By:
Authorized Signature

Assignment

For value received the undersigned sells, assigns and transfers this bond to

(Name and Address of Assignee)


Social Security or Other Identifying Number of Assignee
and irrevocably appoints                                attorney-in-fact to
transfer it on the books kept for registration of the bond, with full power of substitution.

NOTE: The signature to this assignment must correspond with the name as written on the face of the bond without alteration or enlargement or other change and must be guaranteed by a Participant in a Recognized Signature Guaranty Medallion Program.

Dated:
Signature Guaranteed:

Participant in a Recognized
Signature Guaranty Medallion Program
  Firm

By:
 Authorized Signature

The following abbreviations, when used in the inscription on the face of this bond, shall be construed as though they were written out in full according to applicable law.

TEN COM - as tenants in common               UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entirety              Custodian
JT TEN  - as joint tenants with rights       (Cust)        (Minor)
of survivorship and not as
tenants in common
Act
(State)

Additional abbreviations may also be used though not set forth in the list above.

EXHIBIT L
REPRESENTATION LETTER

EXHIBIT M
1993 SERIES E BONDS REPRESENTATION LETTER

(1) Footnotes (i) indicate amendments made by the First Supplement, (ii) indicate amendments made by the Second Supplement, (iii) indicate text taken from the First Supplement or the Second Supplement and added concurrently with the amendment and restatement hereof, (iv) indicate certain other changes made concurrently with the amendment and restatement hereof, and (v) provide explanations with respect to certain amendments and changes. Footnotes are for convenience only and shall not affect the construction hereof.
(2) Fees with respect to 1993 Series E Bonds from Paragraph 102(a)(3) of First Supplement, added concurrently with the amendment and restatement hereof.
(3) Paragraph 102(a)(4) amended concurrently with the amendment and restatement hereof as follows:
(4) "Bank" means Barclays Bank PLC, acting through its New York Branch, in its capacity as issuer of the Letter of Credit and any other issuer of a Credit Facility.
(4) Paragraph 102(a)(8) amended concurrently with the amendment and restatement hereof as follows:
(8) "Bonds" means the 1991 Series E Bonds, the 1993 Series E Bonds, any other Tax-Exempt Refunding Bonds and any bond or bonds duly issued in exchange or replacement therefor.
(5) First sentence of Paragraph 102(a)(13) amended by Subsection 310(b) of First Supplement as follows:
"Credit Facility" means the Letter of Credit and any substitute irrevocable transferable letter of credit delivered to the Paying Agent pursuant to this Agreement and then in effect, as each may be amended from time to time pursuant to the terms of this Agreement or any amendment or supplement to this Agreement.
(6) Paragraph 102(a)(31) amended concurrently with the amendment and restatement hereof as follows:
(31) "Letter of Credit" means the $73,666,000 irrevocable letter of credit No. 841785 issued by Barclays Bank PLC, acting through its New York Branch, for the benefit of the Paying Agent.
(7) New last sentence of Paragraph 102(a)(33) from Section 305 of First Supplement, added concurrently with the amendment and restatement hereof.
(8) New definition of 1993 Series E Bonds in clause (ii) of Paragraph 102(a)(39) from Paragraph 102(a)(7) of First Supplement, added concurrently with the amendment and restatement hereof.
(9) Paragraph 102(a)(50) amended concurrently with the amendment and restatement hereof as follows:
(50) "Reimbursement Agreement" means the Third Series E Letter of Credit and Reimbursement Agreement dated as of April 1, 1999 among the Company, Barclays Bank PLC, New York Branch, as agent and issuing bank thereunder, and the participating banks referred to therein, and any other agreement between the Company and a Bank under which the Company is obligated to reimburse the Bank for payments made by the Bank under a Credit Facility.
(10) Paragraph 102(a)(57) amended concurrently with the amendment and restatement hereof as follows:
(57) "Tax-Exempt Refunding Bonds" means Bonds issued to refund the 1991 Series E Bonds pursuant to Article IV hereof, including, unless the context otherwise requires, the 1993 Series E Bonds.
(11) Subsection 201(a) formerly Section 201.
(12) New Subsection 201(b) from Section 201 of First Supplement, added concurrently with the amendment and restatement hereof.
(13) Forms of 1991 Series E Bonds moved from text to Exhibits concurrently with the amendment and restatement hereof. Forms of 1993 Series E Bonds from Section 301 of First Supplement and form of Book-Entry Only System Flexible 1991 Series E Bond from Subsection 201(b) and Exhibit A of Second Supplement added concurrently with the amendment and restatement hereof.
(14) Paragraph 301(b)(i) formerly Subsection 301(b).
(15) New Paragraph 301(b)(ii) from Section 302 of First Supplement, added concurrently with the amendment and restatement hereof.
(16) Clause (i) of Paragraph 301(d)(ii) amended concurrently with the amendment and restatement hereof to change "one year" to "364 days."
(17) First sentence of Paragraph 301(e)(ii) amended by Subsection 311(a) of First Supplement as follows:
The Bonds in the Weekly Mode or any portion of such Bonds may be converted on the first Business Day of any calendar month at the election of the Company from the Weekly Mode to a Multiannual, Flexible, or Fixed Rate Mode, as provided in the form of Weekly Bonds, so long as no Default hereunder exists as certified to the Trustee by a Company Representative.
(18) Clause (i) of Paragraph 301(e)(ii) amended concurrently with the amendment and restatement hereof to change "one year" to "364 days."
(19) Last sentence of Subparagraph 301(e)(iv)(A) amended by Subsection
311(b) of First Supplement as follows:
At least forty (40) days prior to the mandatory tender date, the Trustee shall give notice to the Paying Agent as to whether or not it has received the notices described in the immediately preceding sentence from Moody's and S&P, and if the Trustee has not received such notices or if the Credit Facility is expiring without substitution or replacement, the Paying Agent shall give notice to the Bondowners of the mandatory tender of the Bonds at least thirty (30) days prior to the mandatory tender date.
(20) Clause (i) of Paragraph 301(f)(ii) amended concurrently with the amendment and restatement hereof to change "one year" to "364 days."
(21) Subsection 303(a) formerly Section 303.
(22) New Subsection 303(b) from Section 304 of First Supplement, added concurrently with the amendment and restatement hereof.
(23) First sentence of Paragraph 308(c)(i) amended by Subsection 312(a) of First Supplement as follows:
If a Credit Facility is available for any portion of the Bonds, the Paying Agent shall not later than 4:00 P.M. on the Business Day next preceding any date on which payments of the principal of, premium, if any, or interest on such Bonds are due, whether at maturity, on an interest payment date, by acceleration, redemption, or otherwise, draw on the Credit Facility an amount sufficient to pay in full the principal, premium, if any, and interest then coming due on such Bonds.
(24) Paragraph 308(c)(iii) amended by Subsection 312(b) of First
Supplement as follows:
(iii) Use of Credit Facility. All amounts received by the Paying Agent under any Credit Facility shall be held in a fund separate and apart from all other amounts held by the Paying Agent, shall remain uninvested and used solely to pay the Purchase Price or principal of, premium, if any, and interest on the Bonds for which the Credit Facility is available. Principal and Purchase Price of, premium, if any, and interest on Company Bonds, Pledged Bonds and Bonds not supported by a Credit Facility shall not be paid from amounts drawn on a Credit Facility.
Paragraph 308(c)(iii) further amended concurrently with the amendment and restatement hereof as follows:
(iii) Use of Credit Facility. All amounts received by the Paying Agent under any Credit Facility shall be held in a segregated account, shall remain uninvested and shall be used solely to pay the Purchase Price or principal of, premium, if any, and interest on the Bonds for which the Credit Facility is available. Principal and Purchase Price of, premium, if any, and interest on Company Bonds, Pledged Bonds and Bonds not supported by a Credit Facility shall not be paid from amounts drawn on a Credit Facility.
(25) Paragraph 308(c)(iv) added by Subsection 312(c) of First
Supplement.
(26) Subsection 310(c) amended by Section 307 of First Supplement as follows:
(c) Notice by the Company. The Company shall exercise its option to have Bonds redeemed under Subsection 310(a) or (b) by giving notice to the Trustee, the Authority, the Paying Agent, and the Remarketing Agent at least five (5) days before the redemption date in the case of Bonds in the Flexible Mode, and forty-five (45) days before the redemption date in the case of Bonds in any other Mode.
(27) Subsection 310(e) amended by Section 308 of First Supplement as follows:
(e) Notice of Redemption. When Bonds are to be redeemed, the Paying Agent shall give notice to the Bondowners in the name of the Authority, which notice shall identify the Bonds to be redeemed, state the date fixed for redemption and specify the office of the Paying Agent at which such Bonds will be redeemed. The notice shall further state that on such date there shall become due and payable upon each Bond to be redeemed the redemption price thereof, together with interest accrued to the redemption date, and that moneys therefor having been deposited with the Paying Agent, from and after such date, interest thereon shall cease to accrue and that the Bonds or portions thereof called for redemption shall cease to be entitled to any benefit under this Agreement except the right to receive payment of the redemption price. The Paying Agent shall mail the redemption notice the number of days prior to the date fixed for redemption provided in the forms of Bond for the Mode the Bonds are in, to the registered owners of any Bonds which are to be redeemed, at their addresses shown on the registration books maintained by the Paying Agent. Failure to mail notice to a particular Bondowner, or any defect in the notice to such Bondowner, shall not affect the redemption of any other Bond. No notice shall be given of redemption of Bonds in the Flexible Mode, except for such redemption pursuant to Section 405 as and when provided in the form of Flexible Bonds.
(28) Subsection 311(c) added by Section 313 of First Supplement.
(29) Fifth sentence of second paragraph of Subsection 312(a) amended by
Section 314 of First Supplement as follows:
Upon receipt by the Paying Agent of notice from the Remarketing Agent that a purchaser has been found for Pledged Bonds or Company Bonds held by the Paying Agent, the Paying Agent shall register and deliver such Bonds to such purchaser (at which time such Bonds shall cease to be Pledged Bonds or Company Bonds) upon receipt by the Paying Agent of the Purchase Price of such Bonds, provided, however, that no Pledged Bond or Company Bond shall be so registered and delivered unless the Paying Agent has received from the Bank a written notice of the reinstatement of the principal and interest component of the Credit Facility, or if prior to or simultaneously with such registration or delivery, the amount available to be drawn under the Credit Facility is otherwise less than the amount described in Paragraph 317(b)(ii) determined as if Bonds which are to continue as Pledged Bonds were not Outstanding.
(30) The second paragraph of Subsection 317(a) amended concurrently with the amendment and restatement hereof as follows:
Prior to the replacement of any Credit Facility the Company shall have delivered to the Trustee and the Paying Agent: (i) an opinion of counsel for the issuer of the substitute Credit Facility to the effect that it constitutes a legal, valid and binding obligation of the issuer enforceable in accordance with its terms; (ii) a certificate of the Bank that all amounts due under the Reimbursement Agreement have been paid and that the Company has fulfilled all its obligations arising out of such Agreement; and
(iii) unless all of the Bonds to be supported by the substitute Credit Facility are in the Weekly Mode or are subject to mandatory tender for purchase on the date of replacement, written evidence from Moody's, if such Bonds are then rated by Moody's, and from S&P, if such Bonds are then rated by S&P, that the replacement of the Credit Facility will not in itself result in the reduction or withdrawal of the rating on the Bonds. Notice of the substitution or replacement of a Credit Facility shall be sent by the Trustee to Moody's and S&P.
(31) Clause (iii) of Subsection 317(b) amended concurrently with the amendment and restatement hereof to change "one year" to "364 days."
(32) New Section 320 from Section 201 of Second Supplement, added concurrently with the amendment and restatement hereof.
(33) New Section 321 from Section 303 of First Supplement, added concurrently with the amendment and restatement hereof.
(34) See also new Section 406 from Section 306 of First Supplement for additional limitations on conversions of 1993 Series E Bonds to new Modes.
(35) Last sentence of Section 405 added by Section 315 of First
Supplement.
(36) New Section 406 from Section 306 of First Supplement, added concurrently with the amendment and restatement hereof.
(37) New Section 407 from Paragraphs 102(a)(2), (4), and (11) and
Section 309 of First Supplement, added concurrently with the amendment and restatement hereof.
(38) Now Section 321(g) of this Agreement

IRREVOCABLE LETTER OF CREDIT
     NO. 841785


April 14, 1999

U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, New York 10005

Attention:  Corporate Trust Division

Dear Sir or Madam:

We hereby establish, at the request and for the account of Public
Service Company of New Hampshire (the "Account Party"), in your favor, as paying agent (the "Paying Agent") under that certain Amended and Restated Series E Loan and Trust Agreement, dated as of April 1, 1999 (the "Indenture"), by and among the Business Finance Authority (formerly The Industrial Development Authority) of the State of New Hampshire (the "Issuer"), the Account Party and State Street Bank and Trust Company, as trustee (the "Trustee"), pursuant to which $69,700,000 in outstanding aggregate principal amount of the Issuer's Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Taxable Series E) (the "Bonds"), have been issued, our Irrevocable Letter of Credit No. 841785, in the amount of US $73,666,000 (SEVENTY-THREE MILLION SIX HUNDRED SIXTY-SIX THOUSAND AND NO ONE-HUNDREDTHS UNITED STATES DOLLARS), subject to reduction and reinstatement as provided below.

(1) Credit Termination Date. This Letter of Credit shall expire on the earliest to occur of (i) April 12, 2000 (the "Stated Termination Date"), (ii) the date upon which we honor a draft accompanying a written and completed certificate signed by you in substantially the form of Exhibit 2 attached hereto, and stating therein that such draft is the final draft to be drawn under this Letter of Credit and that, upon the honoring of such draft, this Letter of Credit will expire in accordance with its terms, (iii) the date upon which we receive a written certificate signed by you and stating therein that no Bonds entitled to the benefits of this Letter of Credit (as determined in accordance with the Indenture) ("Eligible Bonds") are "outstanding" under the Indenture, (iv) the fifth business day following receipt by you and the Trustee of written notice from us that an Event of Default (as defined below) has occurred under the Reimbursement Agreement (as defined below) and of our determination to terminate this Letter of Credit on such fifth business day and (v) the date upon which we receive a written certificate signed by you and stating therein that a substitute or replacement Credit Facility (as defined in the Indenture) has been provided pursuant to Section 317 of the Indenture (such earliest date being the "Credit Termination Date").

As used herein, the term "business day" shall mean any day of the year
(i) that is not a Sunday or legal holiday or a day on which banking institutions are authorized pursuant to law to close, (ii) that is not a day on which the corporate trust office of the First Mortgage Bond Trustee (as defined in the Indenture) is not open for business, (iii) that is a day on which banks are not required or authorized to close in New York City and (iv) that is a day on which banking institutions in all of the cities in which the principal offices of the Trustee, the Paying Agent and the Remarketing Agent (as defined in the Indenture) are located are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

As used herein "Reimbursement Agreement" shall mean the Third Series E Letter of Credit and Reimbursement Agreement, dated as of April 14, 1999, between the Account Party, us and certain Participating Banks referred to therein, and the term "Event of Default" shall mean an "Event Default" as that term is defined in the Reimbursement Agreement.

(2) Principal, Interest and Premium Components. The aggregate amount which may be drawn under this Letter of Credit, subject to reductions in amount and reinstatement as provided below, is US $73,666,000 (SEVENTY-THREE MILLION SIX HUNDRED SIXTY-SIX THOUSAND AND NO ONE-HUNDREDTHS UNITED STATES DOLLARS), of which the aggregate amounts set forth below may be drawn as indicated.

(i)  An aggregate amount not exceeding US$69,700,000 (SIXTY-NINE
MILLION SEVEN HUNDRED THOUSAND AND NO ONE-HUNDREDTHS UNITED STATES DOLLARS), as such amount may be reduced and reinstated as provided below, (the "Principal Component") may be drawn in respect of payment of principal (whether upon scheduled or accelerated maturity, or upon redemption) of Eligible Bonds or the portion of the purchase price of Eligible Bonds corresponding to principal.

(ii)  An aggregate amount not exceeding US$3,966,000 (THREE MILLION
NINE HUNDRED SIXTY-SIX THOUSAND AND NO ONE-HUNDREDTHS UNITED STATES DOLLARS), as such amount may be reduced and reinstated as provided below, (the "Interest Component") may be drawn in respect of payment of:

(A) accrued and unpaid interest on Eligible Bonds not in the Flexible Mode (as defined in the Indenture) or that portion of the redemption price or purchase price of such Eligible Bonds corresponding to accrued and unpaid interest, but not more than an amount equal to accrued and unpaid interest on such Eligible Bonds for up to a maximum of 128 days immediately preceding the date of such drawing; and

(B) unpaid interest (whether accrued or to accrue) on Eligible Bonds in the Flexible Mode or that portion of the redemption price or purchase price of such Eligible Bonds corresponding to such interest, but not more than an amount equal to such interest on such Eligible Bonds for up to a maximum of 128 days immediately preceding the next Purchase Date (as defined in the Indenture) for each such Eligible Bond (or, if interest on any such Eligible Bond was not paid on the most recent Purchase Date for such Bond, for up to a maximum of 128 days immediately preceding the date of such drawing);

calculated, in each case referred to in the foregoing clause (A) or clause (B) at a maximum rate of sixteen percent (16%) per annum on the basis of a year of 360 days for the actual days elapsed, or such lesser rate of interest as shall equal the Maximum Interest Rate (as defined in the Indenture) in effect under the Indenture with respect to such Eligible Bonds (whether or not in the Flexible Mode).

(iii)     An aggregate amount not exceeding US$0.00 (ZERO UNITED
STATES DOLLARS) may be drawn in respect of premium on Eligible Bonds (the "Premium Component"). If, subsequent to the date hereof, the Premium Component shall be increased by us at the request of the Account Party, the Premium Component shall be subject to reduction as provided below, and amounts drawn in respect thereof shall not be subject to reinstatement.

(3) Drawings. Funds under this Letter of Credit are available to you against (i) your draft, stating on its face: "Drawn under Irrevocable Letter of Credit No. 841785, dated April 14, 1999", and (ii) the appropriate certificate specified below, purportedly executed by you and appropriately completed.

                                       Exhibit Setting Forth
Type of Drawing                    Form of Certificate Required

Tender Drawing
(as hereinafter defined)                     Exhibit 1

Redemption/Mandatory                         Exhibit 2
Purchase Drawing (as
hereinafter defined)

Interest Drawing (as hereinafter             Exhibit 3
defined)

Drafts and certificates hereunder shall be dated the date of presentation and shall be presented at our office located at 222 Broadway, 12th Floor, New York, New York 10038, Attention: Trade Services Group (or at such other office as we may designate by written notice to you). Presentation of such drafts and certificates may be made (a) by physical presentation of such drafts and certificates or (b) by facsimile transmission of such drafts and certificates received by us at (212) 412-5111 (or at such other number as we may designate by written notice to you) with prior telephone notice to us at (212) 412-5121, Attention: Pam Seeley (or at such other number as we may designate by written notice to you) that such presentation is to be made by facsimile transmission and with the original executed drafts and certificates to be received by us not later than our close of business on the next business day, it being understood that payments hereunder shall be made upon receipt by us of such facsimile transmission; provided however; that presentations of drafts and certificates relating to Tender Drawings in respect of Eligible Bonds in the Flexible Mode shall in all instances be made in accordance with the foregoing clause (b). Drafts drawn under and in strict compliance with the terms of this Letter of Credit will be duly honored by us upon presentation thereof in accordance with this Paragraph 3 if presented on or prior to 4:00 P.M. (New York City time) on the Credit Termination Date as follows:

(i) Tender Drawings; Flexible Mode: In the case of drafts and certificates relating to Tender Drawings in respect of Eligible Bonds in the Flexible Mode presented in accordance with the foregoing clause (b):

(A) if such drafts and certificates are presented as aforesaid at or prior to 1:30 P.M. (New York City time) on a business day, and provided that such drafts and certificates strictly conform to the requirements of this Letter of Credit, we will initiate a wire transfer of the amount so drawn to your account indicated below at or prior to 3:30 P.M. (New York City time) on the same business day;

(B) if such drafts and certificates are presented as aforesaid after 1:30 P.M. but at or prior to 4:00 P.M. New York City time) on a business day, and provided that such drafts and certificates strictly conform to the requirements of this Letter of Credit, we will initiate a wire transfer of the amount so drawn to your account indicated below at or prior to 10:00 A.M. on the business day next succeeding the business day on which such drafts and certificates were presented (notwithstanding that such day of presentation may have been the Credit Termination Date); and

(C) if such drafts and certificates are presented as aforesaid after 4:00 P.M. (New York City time) on a business day, and provided that such drafts and certificates strictly conform to the requirements of this Letter of Credit, we will initiate a wire transfer of the amount so drawn to your account indicated below at or prior to 1:00 P.M. (New York City time) on the business day next succeeding the business day on which such drafts and certificates were presented (notwithstanding that such day of presentation may have been the Credit Termination Date);

and

(i) All Other Drawings: In the case of any other drafts and certificates:

(A) if such drafts and certificates are presented as aforesaid at or prior to 4:00 P.M. (New York City time) on a business day, and provided that such drafts strictly conform to the requirements of this Letter of Credit, we will initiate a wire transfer of the amount so drawn to your account indicated below at or prior to 10:00 A.M. (New York City time) on the business day next succeeding the business day on which such drafts and certificates were presented (notwithstanding that such day of presentation may have been the Credit Termination Date); and

(B) if such drafts and certificates are presented as aforesaid after 4:00 P.M. New York City time) on a business day, and provided that such drafts and certificates strictly conform to the requirements of this Letter of Credit, we will initiate a wire transfer of the amount so drawn to your account indicated below at or prior to 1:00 P.M. (New York City time) on the business day next succeeding the business day on which such drafts and certificates were presented (notwithstanding that such day of presentation may have been the Credit Termination Date).

Wire transfers of funds paid in respect of any drawing hereunder shall be made to your Account No. 173101851827 at U.S. Bank Trust, N.A. (ABA # 091000022), Attn: Merilyn Hess, reference: State of New Hampshire (PSNH), or to such other account as you may from time to time specific to us in writing. All payments made by us under this Letter of Credit will be made with our own funds and not with any funds of the Account Party or the Issuer.

(4) Reductions. The Interest Component shall be reduced immediately following our honoring any draft drawn hereunder to pay unpaid interest on Eligible Bonds or to pay that portion of the purchase price or redemption price corresponding to unpaid interest on Eligible Bonds, in each case by an amount equal to the amount of such draft (any such drawing being an "Interest Drawing"). The Principal Component shall be reduced immediately following our honoring any draft drawn hereunder: (i) pursuant to Section 308(c)(ii) of the Indenture to pay that portion of purchase price corresponding to principal of Eligible Bonds that are (A) subject to mandatory tender for purchase pursuant to Section 301(d)(iii), 301(e)(iv)(B) or 301(f)(iii) of the Indenture or (B) tendered for purchase by the holders thereof pursuant to Section 301(e)(iii) of the Indenture (any such drawing in respect of the circumstances referred to in this clause (i) being a "Tender Drawing"), (ii) pursuant to Section 308(c)(i) of the Indenture to pay the principal of Eligible Bonds or that portion of the redemption price of Eligible Bonds corresponding to principal, whether at stated maturity, upon acceleration or upon redemption, or (iii) pursuant to Section 308(c)(ii) of the Indenture to pay that portion of the purchase price corresponding to principal of Eligible Bonds that are subject to mandatory tender for purchase pursuant to Section 301(e)(iv)(A) of the Indenture (any such drawing in respect of the circumstances referred to in the foregoing clause (ii) or in this clause (iii) being a "Redemption/Mandatory Purchase Drawing"), in each such case by an amount equal to the amount of such draft. The Premium Component shall be reduced immediately following our honoring any draft drawn hereunder to pay premium on Eligible Bonds in connection with a Redemption/Mandatory Purchase Drawing, by an amount equal to the amount of such draft.

Additionally, upon receipt of a Notice of Reduction in the form of
Exhibit 4 to this Letter of Credit purportedly executed by you, we will reduce the Principal Component, Interest Component and Premium Component to the amounts therein stated.

(5) Reinstatement. The Interest Component and the Principal Component shall, from time to time, be reinstated by us in accordance with, and only to the extent provided in, the following subparagraphs (i) and (ii). In no event shall reductions in the Premium Component be reinstated.

(i) Interest Component. Reductions in the Interest Component resulting from Interest Drawings shall be reinstated as follows:

(A) Immediately following each drawing hereunder to pay unpaid interest on Eligible Bonds in the Flexible Mode or to pay that portion of purchase price, but not redemption price, corresponding to unpaid interest on Eligible Bonds in the Flexible Mode, the amount so drawn shall be automatically reinstated to the Interest Component unless, not later than the business day preceding such drawing you shall have received written notice from us that we will not reinstate the Interest Component in the amount of such drawing. On the fifth day following each drawing hereunder to pay accrued and unpaid interest on Eligible Bonds that are not in the Flexible Mode, or to pay that portion of purchase price, but not redemption price, corresponding to accrued and unpaid interest on Eligible Bonds that are not in the flexible Mode, the amount so drawn shall be automatically reinstated to the Interest Component, unless you shall have theretofore received written notice from us that we will not reinstate the Interest Component in the amount of such drawing. Any notice of non-reinstatement delivered pursuant to this subparagraph (i)(A) shall be in writing and shall be delivered to you by hand delivery or facsimile transmission.

(B) If, subsequent to any such delivery of a notice of non-reinstatement as aforesaid, we shall deliver to you, by hand delivery or facsimile transmission, a Notice of Reinstatement in the form of Exhibit 5 hereto, then, upon such delivery to you, the Interest Component shall be immediately reinstated to the extent specified in such Notice of Reinstatement.

(C) In no event shall the Interest Component be reinstated to an amount in excess of 128 days' interest on all Eligible Bonds, computed at the rate of 16% per annum on the basis of a year of 360 days for the actual days elapsed, or such lesser rate of interest as shall equal the Maximum Interest Rate (as defined in the Indenture) in effect under the Indenture with respect to such Eligible Bonds.

(ii) Principal Component. Reductions in the Principal Component resulting from Redemption/Mandatory Purchase Drawings shall in no event be reinstated. Reductions in the Principal Component resulting from Tender Drawings shall be reinstated as follows:

(A) Immediately upon receipt by us of proceeds from the remarketing of Pledged Bonds (as defined in the Indenture), or of written notice from you that you have received such proceeds (or a window receipt guaranteeing same day payment in immediately available funds of such proceeds as contemplated by Section 312(a) of the Indenture), the Principal Component shall be reinstated automatically by the amount of such proceeds.

(B) Immediately upon your receipt from us, by hand delivery or facsimile transmission, of a Notice of Reinstatement in the form of Exhibit 5 hereto, the Principal Component shall be immediately reinstated to the extent specified in such Notice of Reinstatement.

(C) In no event shall the Principal Component be reinstated to an amount in excess of the aggregate principal Eligible Bonds then outstanding under the Indenture.

Any Notice of Reinstatement delivered to you in the form set forth in Exhibit 5 hereto, whether delivered pursuant to subparagraph (i) or subparagraph
(ii), above, may be combined, in a single such Notice, with any other Notice of Reinstatement delivered pursuant to the other such subparagraph.

(6) Notices. Communications (other than drawings) with respect to this Letter of Credit shall be in writing and shall be addressed to us at 222 Broadway, 12th Floor, New York, New York 10038, Attention: Client Services Unit, (telephone: (212) 412-3721, telecopy: (212) 412-5306), with a copy to:
Utilities Group, (telephone (212) 412-2470, telecopy: (212) 412-6709), or, in each case, at such other office or telepcopy number as we may designate by written notice to you specifically referring to the number of this Letter of Credit.

(7)  Transfer. This Letter of Credit is transferable in its entirety
(but not in part) to any transferee who has succeeded you as Paying Agent under the Indenture and may be successively so transferred. Transfer of the available balance under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a certificate substantially in form set forth in Exhibit 6.

(8) Governing Law, Etc. Except as otherwise provided herein, this Letter of Credit shall be governed by and construed in accordance with the International Standby Practices 1998 ("ISP 98") and, to the extent not inconsistent with the ISP, the laws of the State of New York, including the Uniform Commercial Code as in effect in the State of New York. This Letter of Credit sets forth in full our undertaking, and, except as expressly set forth herein, such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds, the Indenture and the Reimbursement Agreement), except only the certificates and the drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such drafts. Whenever and wherever the terms of this Letter of Credit shall refer to the purpose of a draft hereunder, or the provisions of any agreement or document pursuant to which such draft may be presented hereunder, such purpose or provisions shall be conclusively determined by reference to the certificate accompanying such draft; in furtherance of this sentence, whether any drawing is in respect of payment of regularly scheduled interest on the Bonds or of principal of or interest on the Bonds upon scheduled or accelerated maturity or is a Tender Drawing or a Redemption/Mandatory Purchase Drawing shall be conclusively determined by reference to the certificate accompanying such drawing.

Very truly yours,

BARCLAYS BANK PLC,
   NEW YORK BRANCH


By
Title:


By
Title:
EXHIBIT 1
TO THE LETTER OF CREDIT


CERTIFICATE FOR TENDER DRAWING


The undersigned, a duly authorized officer of                 (the
"Paying Agent"), hereby certifies as follows to Barclays Bank PLC, New York Branch (the "Bank"), with reference to Irrevocable Letter of Credit No. (the "Letter of Credit") issued by the Bank in favor of the Paying Agent. Terms defined in the Letter of Credit and used but not defined herein shall have the meanings given them in the Letter of Credit.

(1) The Paying Agent is the Paying Agent under the Indenture for the holders of the Bonds.

(2)  The Paying Agent is making a Tender Drawing under the Letter of
Credit in the amount of $        pursuant to Section 308(c)(ii) of the
Indenture to pay that portion of the purchase price corresponding to principal of Eligible Bonds that are

[subject to mandatory tender for purchase pursuant to Section
[301(d)(iii)] [301(e)(iv)(B)] [301(f)(iii)] of the Indenture.]

[tendered for purchase by the holders thereof pursuant to Section
301(e)(iii) of the Indenture.]

(3) The amount of purchase price corresponding to principal of Eligible Bonds and with respect to the payment of which the Paying Agent, pursuant to the foregoing Sections of the Indenture, is drawing under the Letter of Credit, is as follows, and the amount of the draft accompanying this Certificate does not exceed such amount:

Principal:     $

(4) The amount of the draft accompanying this Certificate being drawn in respect of purchase price corresponding to principal of Eligible Bonds, as indicated in paragraph (3), above, does not exceed the Principal Component of the Letter of Credit. The amount of the draft accompanying this Certificate in respect of purchase price corresponding to principal of such Bonds has been computed in accordance with the terms and conditions of such Eligible Bonds and the Indenture.

(5) No proceeds of this drawing will be applied to the payment of purchase price of any Bonds that are not Eligible Bonds, including any Pledged Bonds (as defined in the Indenture), any Company Bonds (as defined in the Indenture) and any Bonds in the Fixed Rate Mode (as defined in the Indenture).

[(6) The Eligible Bonds in respect of which this drawing is being made are Eligible Bonds in the Flexible Mode, and payment of this drawing shall be made in accordance with Paragraph 3(i) of the Letter of Credit.]

[(6) The Eligible Bonds in respect of which this drawing is being made are not Eligible Bonds in the Flexible Mode, and payment of this drawing shall be made in accordance with Paragraph 3(ii) of the Letter of Credit].

IN WITNESS WHEREOF, the Paying Agent has executed and delivered
this Certificate as of the       day of         ,        .


[NAME OF PAYING AGENT],
as Paying Agent


By
Title:
EXHIBIT 2
TO THE LETTER OF CREDIT


CERTIFICATE FOR REDEMPTION/
MANDATORY PURCHASE DRAWING

The undersigned, a duly authorized officer of           (the "Paying
Agent"), hereby certifies as follows to Barclays Bank PLC, New York Branch (the "Bank"), with reference to Irrevocable Letter of Credit No.
(the "Letter of Credit") issued by the Bank in favor of the Paying Agent. Terms defined in the Letter of Credit and used but not defined herein shall have the meanings given them in the Letter of Credit.

(1) The Paying Agent is the Paying Agent under the Indenture for the holders of the Bonds.

(2) The Paying Agent is making a Redemption/Mandatory Purchase Drawing under the Letter of Credit in the amount of $

[pursuant to Section 308(c)(i) and Section 605 of the Indenture to pay the principal of Eligible Bonds due pursuant to the Indenture upon maturity or as a result of acceleration of such Eligible Bonds in accordance with the Indenture and the terms of such Eligible Bonds.]

[pursuant to Section 308(c)(i) of the Indenture to pay that portion of the redemption price corresponding to principal of [and premium on Eligible Bonds due pursuant to the Indenture upon redemption of such Eligible Bonds in accordance with the Indenture and the terms of such Eligible Bonds.]

[pursuant to Section 308(c)(ii) of the Indenture to pay that portion of the purchase price of Eligible Bonds corresponding to principal that are subject to mandatory tender for purchase pursuant to Section 301(e)(iv)(A) of the Indenture.]

(3) The amount of [principal of] [redemption price corresponding to principal of] [and premium on] [purchase price corresponding to principal of] Eligible Bonds which is due and payable and with respect to the payment of which the Paying Agent, pursuant to the foregoing Section[s] of the Indenture, is to draw under the Letter of Credit is as follows, and the amount of the draft accompanying this Certificate does not exceed such amount:

Principal:     $
[Premium  $       ]

(4) The amount of the draft accompanying this Certificate being drawn in respect of payment of [principal] [redemption price corresponding to principal] [purchase price corresponding to principal] of Eligible Bonds, as indicated in paragraph (3), above, does not exceed the Principal Component of the Letter of Credit. [The amount of the draft accompanying this Certificate being drawn in respect of that portion of the redemption price of Eligible Bonds corresponding to premium, as indicated in paragraph (3), above, does not exceed the Premium Component of the Letter of Credit.] The amount of the draft accompanying this Certificate in respect of payment of [principal] [redemption price corresponding to principal] [and premium] [purchase price corresponding to principal] of such Eligible Bonds has been computed in accordance with the terms and conditions of such Eligible Bonds and the Indenture.

(5) No proceeds of this drawing will be applied to the payment of principal, redemption price (including premium, if any) or purchase price of any Bonds that are not Eligible Bonds, including any Pledged Bonds (as defined in the Indenture), any Company Bonds (as defined in the Indenture), and any Bonds in the Fixed Rate Mode (as defined in the Indenture).

(6) Payment of this drawing shall be made in accordance with Paragraph 3(ii) of the Letter of Credit.

[(7) The draft accompanying this Certificate is the final draft to be drawn under the Letter of Credit, and, upon the honoring of such draft, the Letter of Credit will expire in accordance with its terms.]

     IN WITNESS WHEREOF, the Paying Agent has and delivered
executed
this Certificate as of the         day of           ,    .


[NAME OF PAYING AGENT],
         as Paying Agent


By
Title:


EXHIBIT 3
TO THE LETTER OF CREDIT


CERTIFICATE FOR INTEREST DRAWING


The undersigned, a duly authorized officer of (the "Paying Agent"), hereby certifies as follows to Barclays Bank PLC, New York Branch (the
"Bank"), with reference to Irrevocable Letter of Credit No.        (the
"Letter of Credit") issued by the Bank in favor of the Paying Agent. Terms defined in the Letter of Credit and used but not defined herein shall have the meanings given them in the Letter of Credit.

(1) The Paying Agent is the Paying Agent under the Indenture for the holders of the Bonds.

(2)  The Paying Agent is making a drawing under the Letter of Credit in
the amount of $      with respect to [the payment of interest] [the payment
of the portion of redemption price corresponding to interest] [the payment of the portion of purchase price corresponding to interest] on Eligible Bonds in accordance with the Indenture.

(3) The amount of [interest] [redemption price corresponding to interest] [purchase price corresponding to interest] on Eligible Bonds that is due and owing is as follows, and the amount of the draft accompanying this Certificate does not exceed such amount:

Interest: $

(4) The amount of the draft accompanying this Certificate being drawn in respect of payment of [interest] [redemption price corresponding to interest] [purchase price corresponding to interest] on Eligible Bonds, as indicated in paragraph (3), above, does not exceed the Interest Component of the Letter of Credit. The amount of the draft accompanying this Certificate in respect of payment of [interest] [redemption price corresponding to interest] [purchase price corresponding to interest] on Eligible Bonds has been computed in accordance with the terms and conditions of such Eligible Bonds and the Indenture.

(5) Payment of this drawing shall be made in accordance with Paragraph 3(ii) of the Letter of Credit.

IN WITNESS WHEREOF, the Paying Agent has executed and delivered this
Certificate as of the      day of       ,       .


[NAME OF PAYING AGENT],
as Paying Agent


By
Title:
EXHIBIT 4
TO THE LETTER OF CREDIT

NOTICE OF REDUCTION

The undersigned, a duly authorized officer of                  (the
"Paying Agent"), hereby certifies as follows to Barclays Bank PLC, New York Branch (the "Bank"), with reference to Irrevocable Letter of Credit No.
  (the "Letter of Credit") issued by the Bank in favor of the Paying Agent. Terms defined in the Letter of Credit and used but not defined herein shall have the meanings given them in the Letter of Credit.

(1) The Paying Agent is the Paying Agent under the Indenture for the holders of the Bonds.

(2) As of the date hereof; the aggregate principal amount of Eligible Bonds (including for this purpose all Pledged Bonds and all Company Bonds) outstanding is

Principal:  $

(3) You are hereby directed to reduce the [Principal] [Premium] [and] [Interest] Components of the Letter of Credit as follows:

[The Principal Component of the Letter is reduced to $       .]

[The Premium Component of the Letter of Credit is reduced to $   .]

[The Interest Component of the Letter of Credit is reduced to $  .]

IN WITNESS WHEREOF, the Paying Agent has delivered this Certificate as
of the     day of       ,    .


[NAME OF PAYING AGENT],
as Paying Agent


By
Title:
EXHIBIT 5
TO THE LETTER OF CREDIT

NOTICE OF REINSTATEMENT

The undersigned, a duly authorized officer of Barclays Bank PLC, New York
Branch (the "Bank"), hereby gives the following notice to               as
paying agent (the "Paying Agent"), with reference to Irrevocable Letter of
Credit No.          (the "Letter of Credit") issued by the Bank in favor of
the Paying Agent. Terms defined in the Letter of Credit and used but not defined herein have the meanings given them in the Letter of Credit.

The Bank hereby notifies you that:

[1.] [Pursuant to Paragraph 5(i)(B) of the Letter of Credit and Section 2.04(b)(ii) of the Reimbursement Agreement, the Interest Component has
been reinstated by $             .]

[2.] [Pursuant to Paragraph 5(ii)(B) of the Letter of Credit and Section 2.04(c) of the Reimbursement Agreement, the Principal Component has been
reinstated by $                 .]

IN WITNESS WHEREOF, the Bank has executed and delivered this Notice
Reinstatement as of the        day of    ,


BARCLAYS BANK PLC,
  NEW YORK BRANCH


By
Title:
EXHIBIT 6
TO THE LETTER OF CREDIT


INSTRUCTIONS TO TRANSFER



Re:  Irrevocable Letter of Credit No.


Gentlemen:

The undersigned, as Paying Agent under that certain Amended and Restated Series E Loan and Trust Agreement, dated as of April 1, 1999 (the "Indenture"), by and among the Business Finance Authority (formerly The Industrial Development Authority) of the State of New Hampshire (the "Issuer"), Public Service Company of New Hampshire and the State Street Bank and Trust Company, as Trustee, is named as beneficiary in the Letter of Credit referred to above (the "Letter of Credit"). The Transferee named below has succeeded the undersigned as Paying Agent under such Indenture.




     (Name of Transferee)


     (Address)

Therefore, for value received, the undersigned hereby irrevocably instructs you to transfer to such Transferee all rights of the undersigned to draw under the Letter of Credit.

Such Transferee shall hereafter have the sole rights as beneficiary under the Letter of Credit; provided, however, that no rights shall be deemed to have been transferred to such Transferee until such transfer complies with the requirements of the Letter of Credit pertaining to transfers.

IN WITNESS WHEREOF, the undersigned has executed and delivered this
Certificate as of the        day of      ,     .

[NAME OF RETIRING PAYING AGENT],
          as Paying Agent



By
Title:

The undersigned, [Name of Transferee], hereby accepts the foregoing transfer of rights under the Letter of Credit.

[Name of Transferee]


By
Title:

Address of Principal
   Corporate Trust Office:

[insert address]

     EXHIBIT 1.01B to
     Reimbursement Agreement


     PARTICIPATION ASSIGNMENT

     Dated        , 19


Reference is made to the Third Series E Letter of Credit and
Reimbursement Agreement, dated as of April 14, 1999 (said Agreement as it may hereafter be amended or otherwise modified from time to time, being the "Agreement"; unless otherwise defined herein terms defined in the Agreement are used herein with the same meaning), among Public Service Company of New Hampshire (the "Account Party"), Barclays Bank PLC, New York Branch ("Barclays"), as Issuing Bank, the Participating Banks named therein and from time to time parties thereto, and Barclays, as Agent. Pursuant to the
Agreement,               (the "Assignor") has purchased a participation from
the Issuing Bank in and to the Letter of Credit and each payment thereunder and demand loan made by the Issuing Bank and has committed to make Advances to the Account Party.

The Assignor and                      (the "Assignee") agree as follows:

1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse to the Assignor that portion set forth in Section 1(c) of
Schedule 1 hereto (the "Assigned Interest") of the Assignor's rights and obligations under the Agreement and the Pledge Agreement, including, without limitation, the participation purchased by the Assignor pursuant to
Section 3.07 of the Agreement in respect of unreimbursed amounts and demand loans owing from time to time to the Issuing Bank, the Commitment of the Assignor to make Advances and the Advances outstanding on the Effective Date (as hereinafter defined). Such Assigned Interest represents the percentage interest specified in Section 2(b) of Schedule 1 of all outstanding rights and obligations of the Participating Banks under the Agreement, and, after giving effect to such sale and assignment, the Assignee's and Assignor's Participation Percentages will be as set forth in Sections 2(b) and 2(c), respectively, of Schedule 1. The effective date of this sale and assignment shall be the date specified in Section 3 of Schedule 1 (the "Effective Date").

2. On the Effective Date, the Assignee will pay to the Assignor, in same day funds, at such address and account as the Assignor shall advise the Assignee, an amount equal to (1) the aggregate amount of unreimbursed letter of credit payments, demand loans and Advances outstanding (as set forth in Section 1 of Schedule 1) times (2) the Assigned Interest. From and after the Effective Date, the Assignor agrees that the Assignee shall be entitled to all rights, powers and privileges of the Assignor under the Agreement and the Pledge Agreement to the extent of the Assigned Interest, including without limitation (i) the right to receive all payments in respect of the Assigned Interest for the period from and after the Effective Date, whether on account of reimbursements, principal, interest, fees, indemnities in respect of claims arising after the Effective Date, increased costs, additional amounts or otherwise; (ii) the right to vote and to instruct the Agent and the Issuing Bank under the Agreement based on the Assigned Interest; (iii) the right to set-off and to appropriate and apply deposits of the Account Party as set forth in the Agreement; and (iv) the right to receive notices, requests, demands and other communications. The Assignor agrees that it will promptly remit to the Assignee any amount received by it in respect of the Assigned Interest (whether from the Account Party, the Agent or otherwise) in the same funds in which such amount is received by the Assignor.

3. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the Related Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement the Related Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Account Party or the performance or observance by the Account Party of any of its obligations under the Agreement, the Related Documents or any other instrument or document furnished pursuant thereto.

4. The Assignee (i) confirms that it has received a copy of the Agreement together with copies of the financial statements referred to in
Section 6.01(e) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (ii) agrees that it will, independently and without reliance upon the Agent, the Issuing Bank, the Assignor or any other Participating Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement and the Related Documents; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement and the Pledge Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with its terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Participating Bank and (v) confirms that it has paid the processing fee referred to in subsection 10.06(b) of the Agreement.

5. Following the execution of this Assignment, it will be delivered to the Agent for acceptance and recording by the Agent. Upon such acceptance and recording and receipt of the consent of the Issuing Bank required pursuant to Section 10.06(b) of the Agreement (which shall be evidenced by the Issuing Bank's execution of this Assignment on the appropriate space on
Schedule 1), as of the Effective Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment, have the rights and obligations of a Participating Bank thereunder and under the Pledge Agreement and (ii) the Assignor shall, to the extent provided in this Assignment, relinquish its rights and be released from its obligations under the Agreement and the Pledge Agreement.

6. Upon such acceptance, recording and consent, from and after the Effective Date, the Agent shall make all payments under the Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee at its address set forth on Schedule 1 hereto. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Effective Date directly between themselves.

7. This Assignment shall be governed by, and construed in accordance with, the laws of the State of New York.

8. This Assignment may be executed in counterparts by the parties hereto, each of which counterpart when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.


IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on Schedule 1 hereto.

     Schedule 1
     to
     Participation Assignment
     Dated       , 19


Section 1.

(a)  Total Unreimbursed Payments and demand loans

$

(b)  Total Advances:

$

(c)  Assigned Interest (1)

%


(1)  Specify percentage to no more than 8 decimal points.



Section 2.

(a) Assignor's Participation Percentage (immediately prior to the effectiveness of this Assignment)

%

(b)  Assignee's Participation Percentage(2)

%

(c) Assignor's Participation Percentage(3) (upon the effectiveness of this Assignment)

%

Section 3.

Effective Date.(3)



[NAME OF ASSIGNOR]



By:
Title:


[NAME OF ASSIGNEE]



By:
Title:

[Address]
Telecopier No.
Attention:



(2) The sum of the percentages set forth in Section 2(b) and (c) shall equal to the percentage set forth in Section 2(a).
(3) Such date shall be at least 5 Business Days after the execution of this Assignment.


Consented to and Accepted this      day(4)
of        ,

BARCLAYS BANK, PLC,
NEW YORK BRANCH, as
Issuing Bank and as Agent



By:
Title:




     APPLICABLE LENDING OFFICES


The Assignee's Applicable Lending Offices are as follows:



Domestic Lending Office:



Eurodollar Lending Office:











(4)  Not to be accepted without proof of Account Party's consent pursuant to
Section 10.06(b) of the Reimbursement Agreement.